                                                    Registration Nos. 333-151575
                                                                       811-09359

     As filed With the Securities and Exchange Commission on April 30, 2014

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

      Pre-effective Amendment No.    [   ]

      Post-Effective Amendment No.   [ 5 ]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                              [ X ]

    Amendment No.                    [ 44 ]

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-4954
              (Depositor's Telephone Number, including Area Code)

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Jennifer Powell, Esq.
                            Assistant General Counsel
                             AIG Life and Retirement
                            2919 Allen Parkway, L4-01
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 2014 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

INCOME ADVANTAGE SELECT (R)

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("US LIFE") through its Separate Account USL VL-R

                           THIS PROSPECTUS IS DATED
                                  MAY 1, 2014

This prospectus describes all material rights and features of the Income Advantage Select flexible premium variable universal life insurance Policies issued by US Life. Income Advantage Select Policies provide life insurance coverage with flexibility in death benefits, PREMIUM PAYMENTS and INVESTMENT OPTIONS. During the lifetime of the INSURED PERSON you may designate or change the BENEFICIARY to whom Income Advantage Select pays the DEATH BENEFIT upon the insured person's death. The Policy owner and the insured person can be the same person. Our use of "you" generally means the owner and insured person are the same person. You choose one of three death benefit Options. We guarantee a death benefit if the MONTHLY GUARANTEE PREMIUM is paid and your Policy has not lapsed.

The Index of Special Words and Phrases on page 74 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes the variable portions of the Policy, as well as the fixed account. Please read this prospectus carefully and keep it for future reference.

The US Life declared fixed interest account ("FIXED ACCOUNT") is the fixed investment option for these Policies. You can also use US Life's SEPARATE ACCOUNT USL VL-R ("Separate Account") to invest in the Income Advantage Select VARIABLE INVESTMENT OPTIONS. Currently, the Income Advantage Select variable investment options each purchase shares of a corresponding FUND of the trusts below:

..   AIM Variable Insurance Funds (Invesco Variable
       Insurance Funds) ("Invesco V.I.")
..   The Alger Portfolios ("Alger")
..   American Century(R) Variable Portfolios, Inc.
       ("American Century(R) VP")
..   American Funds Insurance Series(R) ("American Funds IS")
..   Anchor Series Trust ("Anchor ST")
..   Fidelity(R) Variable Insurance Products

..   Franklin Templeton Variable Insurance Products Trust
       ("Franklin Templeton VIP")
..   Janus Aspen Series ("Janus Aspen")
..   JPMorgan Insurance Trust ("JPMorgan IT")
..   MFS(R) Variable Insurance Trust ("MFS(R) VIT")
..   Neuberger Berman Advisers Management Trust
       ("Neuberger Berman AMT")
..   Oppenheimer Variable Account Funds ("Oppenheimer")
..   PIMCO Variable Insurance Trust ("PIMCO")

..   Seasons Series Trust ("Seasons ST")
..   SunAmerica Series Trust ("SunAmerica ST")
..   VALIC Company I ("VALIC Co. I")
..   VALIC Company II ("VALIC Co. II")

See "Variable Investment Options" on page 21 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding FUNDS. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your US Life representative or from our ADMINISTRATIVE CENTER shown under "Contact Information" on page 5.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS.

IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE. WE OFFER SEVERAL DIFFERENT INSURANCE POLICIES TO MEET THE DIVERSE NEEDS OF OUR CUSTOMERS. OUR POLICIES PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR INSURANCE REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS POLICY AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LIFE INSURANCE NEEDS. YOU SHOULD CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING FEATURES AND BENEFITS OF THE POLICY, AS WELL AS THE RISKS OF INVESTING.

                               TABLE OF CONTENTS

 SUMMARY OF POLICY BENEFITS................................................  6
    YOUR SPECIFIED AMOUNT..................................................  6
    DEATH BENEFIT..........................................................  6
    FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS.......  7
    PREMIUMS...............................................................  7
    THE POLICY.............................................................  8
    OPTIONAL BENEFITS......................................................  8
 SUMMARY OF POLICY RISKS...................................................  9
    INVESTMENT RISK........................................................  9
    RISK OF LAPSE..........................................................  9
    TAX RISKS..............................................................  9
    PARTIAL SURRENDER AND FULL SURRENDER RISKS.............................  9
    POLICY LOAN RISKS...................................................... 10
 PORTFOLIO RISKS........................................................... 10
 TABLES OF FEES AND CHARGES................................................ 11
 GENERAL INFORMATION....................................................... 17
    THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK....... 17
    SEPARATE ACCOUNT USL VL-R.............................................. 18
    GUARANTEE OF INSURANCE OBLIGATIONS..................................... 18
    STATEMENT OF ADDITIONAL INFORMATION.................................... 19
    COMMUNICATION WITH US LIFE............................................. 19
        ADMINISTRATIVE CENTER.............................................. 19
        E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS..................... 19
        ONE-TIME PREMIUM PAYMENTS USING E-SERVICE.......................... 20
    PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY................... 20
    ILLUSTRATIONS.......................................................... 21
 VARIABLE INVESTMENT OPTIONS............................................... 21
    PAYMENTS WE MAKE....................................................... 25
        COMMISSIONS........................................................ 25
        ADDITIONAL CASH COMPENSATION....................................... 25
        NON-CASH COMPENSATION.............................................. 26
    PAYMENTS WE RECEIVE.................................................... 26
        RULE 12B-1 OR SERVICE FEES......................................... 26
        ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES................. 26
        OTHER PAYMENTS..................................................... 27
    VOTING PRIVILEGES...................................................... 27
 FIXED ACCOUNT............................................................. 27
 POLICY FEATURES........................................................... 28
    AGE.................................................................... 28
    EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS...................... 29
        VALUATION DATES, TIMES, AND PERIODS................................ 29
        FUND PRICING....................................................... 29
        DATE OF RECEIPT.................................................... 29
        COMMENCEMENT OF INSURANCE COVERAGE................................. 29
        DATE OF ISSUE; POLICY MONTHS AND YEARS............................. 29
        MONTHLY DEDUCTION DAYS............................................. 29
        COMMENCEMENT OF INVESTMENT PERFORMANCE............................. 30
        EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU
          MAKE............................................................. 30
    DEATH BENEFITS......................................................... 30
        YOUR SPECIFIED AMOUNT OF INSURANCE................................. 30
        YOUR DEATH BENEFIT................................................. 31
        REQUIRED MINIMUM DEATH BENEFIT..................................... 32
        BASE COVERAGE AND SUPPLEMENTAL COVERAGE............................ 33
    PREMIUM PAYMENTS....................................................... 34
        PREMIUM PAYMENTS................................................... 34
        PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER............ 34
        LIMITS ON PREMIUM PAYMENTS......................................... 35

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
        CHECKS............................................................. 35
        PLANNED PERIODIC PREMIUMS.......................................... 35
        GUARANTEE PERIOD BENEFIT........................................... 35
        FREE LOOK PERIOD................................................... 36
    CHANGING YOUR INVESTMENT OPTION ALLOCATIONS............................ 36
        FUTURE PREMIUM PAYMENTS............................................ 36
        TRANSFERS OF EXISTING ACCUMULATION VALUE........................... 36
        DOLLAR COST AVERAGING.............................................. 37
        AUTOMATIC REBALANCING.............................................. 37
        MARKET TIMING...................................................... 38
        RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
          OBLIGATIONS...................................................... 39
    CHANGING THE SPECIFIED AMOUNT OF INSURANCE............................. 39
        INCREASE IN COVERAGE............................................... 39
        DECREASE IN COVERAGE............................................... 40
    CHANGING DEATH BENEFIT OPTIONS......................................... 40
        CHANGE OF DEATH BENEFIT OPTION..................................... 40
        EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD
          BENEFIT.......................................................... 41
        TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE.................. 41
    ACCOUNT VALUE ENHANCEMENT.............................................. 41
    REPORTS TO POLICY OWNERS............................................... 42
 ADDITIONAL OPTIONAL BENEFIT RIDERS........................................ 42
    RIDERS................................................................. 42
        ACCIDENTAL DEATH BENEFIT RIDER..................................... 42
        CHILDREN'S INSURANCE BENEFIT RIDER................................. 43
        WAIVER OF MONTHLY DEDUCTION RIDER.................................. 43
        OVERLOAN PROTECTION RIDER.......................................... 43
        MONTHLY GUARANTEE PREMIUM RIDER FOR FIRST 20 YEARS................. 44
        GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER........................ 46
    TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.......................... 52
 POLICY TRANSACTIONS....................................................... 52
    WITHDRAWING POLICY INVESTMENTS......................................... 52
        FULL SURRENDER..................................................... 52
        PARTIAL SURRENDER.................................................. 52
        OPTION TO EXCHANGE POLICY DURING FIRST 18 MONTHS................... 53
        OPTION TO CONVERT TO PAID-UP ENDOWMENT INSURANCE................... 53
        RIGHT TO CONVERT IN THE EVENT OF A MATERIAL CHANGE IN
          INVESTMENT POLICY................................................ 54
        POLICY LOANS....................................................... 54
        PREFERRED LOAN INTEREST RATE....................................... 55
        MATURITY OF YOUR POLICY............................................ 55
        OPTION TO EXTEND COVERAGE.......................................... 55
        TAX CONSIDERATIONS................................................. 56
 POLICY PAYMENTS........................................................... 56
    PAYMENT OPTIONS........................................................ 56
        CHANGE OF PAYMENT OPTION........................................... 57
        TAX IMPACT......................................................... 57
    THE BENEFICIARY........................................................ 57
    ASSIGNMENT OF A POLICY................................................. 57
    PAYMENT OF PROCEEDS.................................................... 57
        GENERAL............................................................ 57
        DELAY OF FIXED ACCOUNT PROCEEDS.................................... 57
        DELAY FOR CHECK CLEARANCE.......................................... 57
        DELAY OF SEPARATE ACCOUNT USL VL-R PROCEEDS........................ 58
        DELAY TO CHALLENGE COVERAGE........................................ 58
        DELAY REQUIRED UNDER APPLICABLE LAW................................ 58
 ADDITIONAL RIGHTS THAT WE HAVE............................................ 58
 VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS............ 59
        UNDERWRITING AND PREMIUM CLASSES................................... 59
        POLICIES PURCHASED THROUGH INTERNAL ROLLOVERS...................... 59
        POLICIES PURCHASED THROUGH TERM LIFE CONVERSIONS................... 60
        EXPENSES OR RISKS.................................................. 60

        UNDERLYING INVESTMENTS............................................. 60
 CHARGES UNDER THE POLICY.................................................. 60
        STATUTORY PREMIUM TAX CHARGE....................................... 60
        PREMIUM EXPENSE CHARGE............................................. 60
        DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)...................... 60
        FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTION............... 60
        MONTHLY ADMINISTRATION FEE......................................... 60
        MONTHLY CHARGE PER $1,000 OF BASE COVERAGE......................... 61
        MONTHLY INSURANCE CHARGE........................................... 61
        MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS...................... 62
        SURRENDER CHARGE................................................... 62
        PARTIAL SURRENDER PROCESSING FEE................................... 63
        TRANSFER FEE....................................................... 63
        ILLUSTRATIONS...................................................... 63
        POLICY LOANS....................................................... 63
        CHARGE FOR TAXES................................................... 63
        ALLOCATION OF CHARGES.............................................. 63
    MORE ABOUT POLICY CHARGES.............................................. 64
        PURPOSE OF OUR CHARGES............................................. 64
        GENERAL............................................................ 64
 ACCUMULATION VALUE........................................................ 64
        YOUR ACCUMULATION VALUE............................................ 64
        YOUR INVESTMENT OPTIONS............................................ 64
 POLICY LAPSE AND REINSTATEMENT............................................ 65
 FEDERAL TAX CONSIDERATIONS................................................ 65
    TAX EFFECTS............................................................ 66
        GENERAL............................................................ 66
        TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS..................... 66
        OTHER EFFECTS OF POLICY CHANGES.................................... 67
        POLICY CHANGES AND EXTENDING COVERAGE.............................. 67
        RIDER BENEFITS..................................................... 67
        TAX TREATMENT OF MINIMUM WITHDRAWAL BENEFIT RIDER PAYMENTS......... 67
        TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A
          MODIFIED ENDOWMENT CONTRACT...................................... 68
        TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A
          MODIFIED ENDOWMENT CONTRACT...................................... 68
        POLICY LAPSES AND REINSTATEMENTS................................... 69
        DIVERSIFICATION AND INVESTOR CONTROL............................... 69
        ESTATE AND GENERATION SKIPPING TAXES............................... 69
        LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS........................ 70
        PENSION AND PROFIT-SHARING PLANS................................... 70
        OTHER EMPLOYEE BENEFIT PROGRAMS.................................... 71
        ERISA.............................................................. 71
        OUR TAXES.......................................................... 71
        WHEN WE WITHHOLD INCOME TAXES...................................... 71
        TAX CHANGES........................................................ 71
 LEGAL PROCEEDINGS......................................................... 72
 FINANCIAL STATEMENTS...................................................... 72
        RULE 12H-7 DISCLOSURE.............................................. 72
 REGISTRATION STATEMENTS................................................... 73
 INDEX OF SPECIAL WORDS AND PHRASES........................................ 74

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
                                             CONTACT INFORMATION

ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE INCOME ADVANTAGE SELECT POLICIES.

               ADMINISTRATIVE CENTER:                         HOME OFFICE:              PREMIUM PAYMENTS:

(EXPRESS DELIVERY)                 (U.S. MAIL)         One World Financial Center  (EXPRESS DELIVERY)
VUL Administration                 VUL Administration  200 Liberty Street          The United States Life
2727-A Allen Parkway               P. O. Box 9318      New York, New York 10281    Insurance Company in the
Houston, TX 77019-2191             Amarillo, Texas     1-212-551-5732              City of New York
1-800-251-3720                     79105-9318                                      Payment Processing Center
(Hearing Impaired) 1-888-436-5256                                                  8430 West Bryn Mawr
Fax: 1-713-620-6653                                                                Avenue
(EXCEPT PREMIUM PAYMENTS)                                                          3/rd/ Floor Lockbox 0814
                                                                                   Chicago, IL 60631
                                                                                   (U.S. MAIL)
                                                                                   The United States Life
                                                                                   Insurance Company in the
                                                                                   City of New York
                                                                                   Payment Processing Center
                                                                                   P.O. Box 0814
                                                                                   Carol Stream, IL 60132-0814

                          SUMMARY OF POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   The insured person under a Policy must be age 18 or older at the time the Policy is issued. During the insured person's lifetime, you may, within limits,
(1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among a maximum of 62 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

YOUR SPECIFIED AMOUNT

   When you purchase the Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 33.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. We will increase the death benefit by any additional death benefit under the riders you elected, if any. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee terminates if your Policy has lapsed.

..   DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3:

    You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the Policy's MATURITY DATE. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

   . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

   . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a PARTIAL SURRENDER are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "Required minimum death benefit" on page 32.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot REINSTATE a surrendered Policy. A full surrender may have adverse tax consequences.

..   Partial Surrenders: You may, at any time after the first POLICY YEAR and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..   Transfers: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..   Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your MONTHLY DEDUCTION DAY, less loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500. We charge you interest on your loan at an annual effective rate of 3.75%, which accrues daily and is assessed at the end of each Policy year. We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed
    Account as loan collateral We credit interest monthly on the collateral; we guarantee an annual effective interest rate of 3.00%. After the tenth
    Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that either of the "GUARANTEE PERIOD BENEFIT" riders (described under "Guarantee period benefit" on page 35) remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan.

    Under certain circumstances we describe later in this prospectus, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

..   Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   Fixed Account: You may allocate amounts to the Fixed Account where it earns interest at no lower than the guaranteed minimum annual effective rate of 2%. We may declare higher rates of interest, but are not obligated to do so.

..   Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary, but the death benefit may be subject to federal estate taxes if the insured has incidents of ownership in the policy. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

OPTIONAL BENEFITS

   We offer optional benefits, or "riders", that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Riders are only available in the state of New York.

                            SUMMARY OF POLICY RISKS

INVESTMENT RISK

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the guarantee period benefit rider or the guaranteed minimum withdrawal benefit rider is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 65. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The Policy is not designed to be a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is significant enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   The surrender charge under the Policy applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under death benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should not purchase the Policy if you intend to surrender all or part of the accumulation value shortly after purchase. We designed the Policy to help meet long-term financial goals.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its corresponding Fund prospectus. You may request a copy of any or all of the Fund prospectuses by contacting us or your US Life insurance representative.

                          TABLES OF FEES AND CHARGES

       The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. The first tables describe the fees and charges that you will pay at the time that you buy the Policy, surrender the Policy, or transfer accumulation value between investment options.

                                                     TRANSACTION FEES
                                                     ----------------
CHARGE                        WHEN CHARGE IS DEDUCTED            GUARANTEED CHARGE             CURRENT CHARGE
------                        ---------------------------------- ----------------------------- -----------------------------
STATUTORY PREMIUM TAX         Upon receipt of each premium       3.5% of each premium          2.0% of each premium
CHARGE/1/                     payment                            payment                       payment

PREMIUM EXPENSE               Upon receipt of each premium       7.5% of the premium payment   5.0% of the premium payment
CHARGE                        payment                            remaining after deduction of  remaining after deduction of
                                                                 the premium tax charge        the premium tax charge

PARTIAL SURRENDER PROCESSING  Upon a partial surrender of        The lesser of $25 or 2.0% of  $10
FEE                           your Policy                        the amount of the partial
                                                                 surrender

TRANSFER FEE                  Upon a transfer of                 $25 for each transfer/2/      $25 for each transfer/2/
                              accumulation value

POLICY OWNER ADDITIONAL       Upon each request for a Policy     $25                           $0
ILLUSTRATION CHARGE           illustration after the first in a
                              Policy year

-----------------
       /1/ The state of New York charges a statutory premium tax of 0.7%; however, there is a 2.0% effective premium tax rate charged in New York. This effective premium tax rate is based upon the statutory premium tax, franchise taxes and the Metropolitan Commuter Transportation District or "MCTD" tax assessed in New York. If you move to another jurisdiction, we will adjust this charge to the rate in that jurisdiction. In states where a statutory premium tax is assessed, the statutory premium tax rates vary state by state. For example, the highest statutory premium tax rate, 3.5%, is in the state of Nevada, while the lowest statutory premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes. You may contact our Administrative Center for information about premium tax rates in any state.

       /2/ The first 12 transfers in a Policy year are free of charge.

                                                 TRANSACTION FEES
                                                 ----------------
                                     WHEN CHARGE IS
CHARGE                               DEDUCTED                          GUARANTEED CHARGE       CURRENT CHARGE
------                               --------------------------------- ----------------------- -----------------------
SURRENDER CHARGE

   Maximum Charge/1/                 Upon a partial surrender or a     $37 per $1,000 of base  $37 per $1,000 of base
                                     full surrender of your Policy/2/  coverage                coverage

   Minimum Charge/3/                 Upon a partial surrender or a     $1 per $1,000 of base   $1 per $1,000 of base
                                     full surrender of your Policy/2/  coverage                coverage

   Representative Charge - for       Upon a partial surrender or a     $17 per $1,000 of base  $17 per $1,000 of base
   the first Policy year - for a     full surrender of your Policy/2/  coverage                coverage
   38 year old male, preferred
   non-tobacco, with a
   Specified Amount of
   $360,000, of which
   $306,000 is base coverage/2/

-----------------
       /1/ The maximum charge for both the maximum guaranteed charge and the current charge is assessed during the insured person's first Policy year. The maximum charge is for a male, standard tobacco, age 60 at the Policy's DATE OF ISSUE, with a Specified Amount of $360,000, all of which is base coverage.

       /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's base coverage. The Surrender Charge will vary based on the insured person's sex, age, and PREMIUM CLASS, as well as the Policy year and base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 33. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 28 and 29 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

       /3/ The minimum charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 14/th/ Policy year. The minimum charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a Specified Amount of $360,000, of which $36,000 is base coverage and $324,000 is supplemental coverage.

       The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                                       PERIODIC CHARGES
                                                       ----------------
                                 WHEN CHARGE IS
CHARGE                           DEDUCTED                      GUARANTEED CHARGE                  CURRENT CHARGE
------                           ----------------------------- ---------------------------------- -------------------------------
MONTHLY ADMINISTRATION FEE       Monthly, at the beginning of  $10                                $10
                                 each Policy month
COST OF INSURANCE CHARGE/1/

   Maximum Charge/2/             Monthly, at the beginning of  $83.33 per $1,000 of net           $57.02 per $1,000 of net
                                 each Policy month             amount at risk/3/ attributable to  amount at risk attributable to
                                                               base coverage; and                 base coverage; and

                                                               $83.33 per $1,000 of net           $57.02 per $1,000 of net
                                                               amount at risk attributable to     amount at risk attributable to
                                                               supplemental coverage              supplemental coverage

   Minimum Charge/4/             Monthly, at the beginning of  $0.04 per $1,000 of net            $0.04 per $1,000 of net
                                 each Policy month             amount at risk attributable to     amount at risk attributable to
                                                               base coverage; and                 base coverage; and

                                                               $0.04 per $1,000 of net            $0.03 per $1,000 of net
                                                               amount at risk attributable to     amount at risk attributable to
                                                               supplemental coverage              supplemental coverage

   Representative Charge for     Monthly, at the beginning of  $0.12 per $1,000 of net            $0.08 per $1,000 of net
   the first Policy year -       each Policy month             amount at risk attributable to     amount at risk attributable to
   for a 38 year old male,                                     base coverage; and                 base coverage; and
   preferred non-tobacco,
   with a Specified Amount of                                  $0.12 per $1,000 of net            $0.08 per $1,000 of net
   $360,000, of which                                          amount at risk attributable to     amount at risk attributable to
   $252,000 is base coverage                                   supplemental coverage              supplemental coverage
   and $108,000 is
   supplemental coverage

-----------------
       /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 33. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 28 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 21 of this prospectus.

       /2/ The maximum charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 120/th/ birthday. The policy anniversary nearest the insured person's 121/st/ birthday is the Policy's maximum maturity date. The maximum charge is for a male, standard tobacco, age 75 at the Policy's date of issue, with a Specified Amount of $50,000, all of which is base coverage.

       /3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

       /4/ The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a Specified Amount of 1,000,000, of which $100,000 is base coverage and $900,000 is supplemental coverage.

                                                      PERIODIC CHARGES
                                                      ----------------
                                   WHEN CHARGE IS
CHARGE                             DEDUCTED                      GUARANTEED CHARGE               CURRENT CHARGE
------                             ----------------------------- ------------------------------- -------------------------------
MONTHLY CHARGE PER $1,000 OF
BASE COVERAGE/1/

   Maximum Charge/2/               Monthly, at the beginning of  $2.74 per $1000 of base         $2.74 per $1000 of base
                                   each Policy month./3/         coverage                        coverage

   Minimum Charge/4/               Monthly, at the beginning of  $0.14 per $1000 of base         $0.14 per $1000 of base
                                   each Policy month./3/         coverage                        coverage

   Representative Charge - for     Monthly, at the beginning of  $0.25 per $1000 of base         $0.25 per $1000 of base
   a 38 year old male,             each Policy month./3/         coverage                        coverage
   preferred non-tobacco, with
   a Specified Amount of
   $360,000, of which
   $306,000 is base coverage

DAILY CHARGE (MORTALITY AND        Daily                         annual effective rate of        annual effective rate of
EXPENSE RISK FEE)                                                0.70% of accumulation value     0.20% of accumulation value
                                                                 invested in the variable        invested in the variable
   Policy years 1-10/5/                                          investment options              investment options

POLICY LOAN INTEREST CHARGE        Annually, at the end of the   Accrues daily at annual         Accrues daily at annual
                                   Policy year                   effective rate of 3.75% of the  effective rate of 3.75% of the
                                                                 loan balance                    loan balance

-----------------
       /1/ The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 33. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Three Years." More detailed information covering your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your US Life representative. There is no additional charge for any illustrations which may show various amounts of coverage.

       /2/ The maximum charge is for a 75 year old male, standard tobacco, with a Specified Amount of $360,000, of which $360,000 is base coverage.

       /3/ The charge is assessed during the first 3 Policy years and during the first 3 Policy years following an increase in base coverage. The charge assessed during the 3 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

       /4/ The minimum charge is for an 18 year old female, preferred plus, with a Specified Amount of $360,000, of which $36,000 is base coverage.

       /5/ After the 10/th/ Policy year, the maximum DAILY CHARGE will be as follows:

                Policy years 11-20............ annual effective rate of 0.35%
                Policy years 21+.............. annual effective rate of 0.15%
            These reductions in the maximum amount of the daily charge are guaranteed.

       The next tables describe the fees and expenses that you will pay on a transaction basis or periodically if you elect an optional benefit rider during the time that you own the Policy.

                                                   TRANSACTION FEES FOR
                                                 OPTIONAL BENEFIT RIDERS
                                                 -----------------------
CHARGE                            WHEN CHARGE IS DEDUCTED         GUARANTEED CHARGE               CURRENT CHARGE
------                            -----------------------------   -----------------------------   -----------------------------
OVERLOAN PROTECTION RIDER

   One-Time Charge                At time rider is exercised      5.0% of Policy's accumulation   3.5% of Policy's accumulation
                                                                  value at time rider is          value at time rider is
                                                                  exercised                       exercised

                                                   PERIODIC CHARGES FOR
                                                 OPTIONAL BENEFIT RIDERS
                                                 -----------------------

OPTIONAL BENEFIT RIDER            WHEN CHARGE IS DEDUCTED         GUARANTEED CHARGE               CURRENT CHARGE
----------------------            -----------------------------   -----------------------------   -----------------------------
ACCIDENTAL DEATH BENEFIT/1/

   Maximum Charge/2/              Monthly, at the beginning of    $0.18 per $1,000 of rider       $0.18 per $1,000 of rider
                                  each Policy month               coverage                        coverage

   Minimum Charge/3/              Monthly, at the beginning of    $0.06 per $1,000 of rider       $0.06 per $1,000 of rider
                                  each Policy month               coverage                        coverage

   Representative Charge -        Monthly, at the beginning of    $0.06 per $1,000 of rider       $0.06 per $1,000 of rider
   for a 38 year old              each Policy month               coverage                        coverage

CHILDREN'S INSURANCE BENEFIT      Monthly, at the beginning of    $0.43 per $1,000 of rider       $0.43 per $1,000 of rider
                                  each Policy month               coverage                        coverage

-----------------
       /1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

       /2/ The maximum charge is for a 74 year old.

       /3/ The minimum charge is for a 29 year old.

                                                   PERIODIC CHARGES FOR
                                                 OPTIONAL BENEFIT RIDERS
                                                 -----------------------
OPTIONAL BENEFIT RIDER            WHEN CHARGE IS DEDUCTED         GUARANTEED CHARGE               CURRENT CHARGE
----------------------            -----------------------------   -----------------------------   -----------------------------
WAIVER OF MONTHLY
DEDUCTION/1/

   Maximum Charge/2/              Monthly, at the beginning of    $0.40 per $1,000 of net         $0.40 per $1,000 of net
                                  each Policy month               amount at risk attributable     amount at risk attributable
                                                                  to the Policy                   to the Policy

   Minimum Charge/3/              Monthly, at the beginning of    $0.02 per $1,000 of net         $0.02 per $1,000 of net
                                  each Policy month               amount at risk attributable     amount at risk attributable
                                                                  to the Policy                   to the Policy

   Representative Charge -        Monthly, at the beginning of    $0.03 per $1,000 of net         $0.03 per $1,000 of net
   for a 38 year old              each Policy month               amount at risk attributable     amount at risk attributable
                                                                  to the Policy                   to the Policy

GUARANTEED MINIMUM WITHDRAWAL
BENEFIT

   Rider Charge                   Daily                           Annual effective rate of        Annual effective rate of
                                                                  1.50%/4/                        1.25%/4/

-----------------
       /1/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

       /2/ The maximum charge is for a 59 year old.

       /3/ The minimum charge is for an 18 year old.

       /4/ Percentages are calculated as a percent of accumulation value invested in the variable investment options.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2013. Current and future expenses for the Funds may be higher or lower than those shown.

                        ANNUAL FUND FEES AND EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
              -------------------------------------------------
                           CHARGE                             MAXIMUM  MINIMUM
                           ------                             -------  -------
 TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS
 (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE    1.28%    0.28%
 MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER
 EXPENSES)/1/

       Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

-----------------
       /1/ Currently 8 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2015. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

       We are The United States Life Insurance Company in the City of New York ("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. US Life's home office is One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

       AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

       US Life is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. US Life is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require US Life to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in US Life's operations.

SEPARATE ACCOUNT USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 82 separate "divisions," 62 of which correspond to the 62 variable "investment options" under the Policy. The remaining 20 divisions, and all of these 62 divisions, represent investment options available under other variable universal life policies we offer. 15 of these 62 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of US Life's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Policies. US Life is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of US Life. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of US Life.

   The Financial Statements of American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 9318, Amarillo, Texas 79105-9318, or call us at 1-800-251-3720.

STATEMENT OF ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH US LIFE

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applications, your US Life representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/lifeinsurance and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service or in writing. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aig.com/lifeinsurance, click the E-Service login link, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       E-Service transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service).

          .   transfer of accumulation value;*

          .   change of allocation percentages for premium payments; *
          .   change of allocation percentages for Policy deductions; *
          .   loan;*
          .   full surrender;
          .   partial surrender;*
          .   premium payments; *
          .   change of beneficiary or contingent beneficiary;
          .   loan repayments or loan interest payments; *
          .   change of death benefit Option or manner of death benefit payment;
          .   change in specified amount;
          .   addition or cancellation of, or other action with respect to any benefit riders;
          .   election of a PAYMENT OPTION for Policy proceeds; and
          .   tax withholding elections.

          --------------------------
          * These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your US Life representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   ONE-TIME PREMIUM PAYMENTS USING E-SERVICE. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 29.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY

   Before you purchase the Policy, we will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and PREMIUM CLASS and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                          VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to Policy owners with a Policy issue date prior to May 1, 2013.

   The investment options listed in the following table are available to all Policy owners:

                   VARIABLE INVESTMENT OPTIONS                     INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
                   ---------------------------                     -----------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares             Fred Alger Management, Inc.
American Century(R) VP Value Fund                                   American Century Investment Management, Inc.
American Funds IS Asset Allocation Fund/SM/ - Class 2 (high total return (including income and capital gains) consistent with
  preservation of capital over the long term)                       Capital Research and Management Company
American Funds IS Global Growth Fund/SM/ - Class 2                  Capital Research and Management Company
American Funds IS Growth Fund/SM/ - Class 2                         Capital Research and Management Company
American Funds IS Growth-Income Fund/SM/ - Class 2                  Capital Research and Management Company
American Funds IS High-Income Bond Fund/SM/ - Class 2               Capital Research and Management Company
American Funds IS International Fund/SM/ - Class 2 (long-term
  growth of capital)                                                Capital Research and Management Company

                    VARIABLE INVESTMENT OPTIONS                            INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
                    ---------------------------                       ----------------------------------------------------------
Anchor ST Capital Appreciation Portfolio - Class 1                    SunAmerica Asset Management Corp.*
                                                                      (Wellington Management Company, LLP)
Anchor ST Government and Quality Bond Portfolio - Class 1             SunAmerica Asset Management Corp.*
                                                                      (Wellington Management Company, LLP)
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 (long-term  Fidelity Management & Research Company (FMR)
  capital appreciation)                                               (FMR Co., Inc.)
                                                                      (Other affiliates of FMR)
Fidelity(R) VIP Equity-Income Portfolio - Service Class 2             Fidelity Management & Research Company (FMR)
                                                                      (FMR Co., Inc.)
                                                                      (Other affiliates of FMR)
Fidelity(R) VIP Growth Portfolio - Service Class 2                    Fidelity Management & Research Company (FMR)
                                                                      (FMR Co., Inc.)
                                                                      (Other affiliates of FMR)
Fidelity(R) VIP Mid Cap Portfolio - Service Class 2                   Fidelity Management & Research Company (FMR)
                                                                      (FMR Co., Inc.)
                                                                      (Other affiliates of FMR)
Fidelity(R) VIP Money Market Portfolio - Service Class 2              Fidelity Management & Research Company (FMR)
                                                                      (Fidelity Investments Money Management, Inc.)
                                                                      (Other affiliates of FMR)
Franklin Templeton Franklin Small Cap Value VIP Fund - Class 2        Franklin Advisory Services, LLC
Franklin Templeton Franklin Mutual Shares VIP Fund - Class 2
  (capital appreciation with income as a secondary goal)              Franklin Mutual Advisers, LLC
Invesco V.I. Global Real Estate Fund - Series I Shares                Invesco Advisers, Inc. (Invesco Asset Management Limited)
Invesco V.I. Growth and Income Fund - Series I Shares                 Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I Shares              Invesco Advisers, Inc.
Janus Aspen Enterprise Portfolio - Service Shares (long-term
  growth of capital)                                                  Janus Capital Management LLC
Janus Aspen Forty Portfolio - Service Shares
(long-term growth of capital)                                         Janus Capital Management LLC
JPMorgan IT Core Bond Portfolio - Class 1 Shares                      J.P. Morgan Investment Management Inc.
JPMorgan IT International Equity Portfolio - Class 1 Shares           J.P. Morgan Investment Management Inc.
MFS(R) VIT New Discovery Series - Initial Class (capital
  appreciation)                                                       Massachusetts Financial Services Company
MFS(R) VIT Research Series - Initial Class (capital appreciation)     Massachusetts Financial Services Company
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I               Neuberger Berman Management LLC (Neuberger Berman LLC)
Oppenheimer Global Fund/VA - Non-Service Shares                       OFI Global Asset Management, Inc.
                                                                      (OppenheimerFunds, Inc.)
PIMCO CommodityRealReturn(R) Strategy Portfolio -
  Administrative Class (maximum real return)                          Pacific Investment Management Company LLC
PIMCO Global Bond Portfolio (Unhedged) - Administrative Class         Pacific Investment Management Company LLC
PIMCO Real Return Portfolio - Administrative Class (maximum
  real return)                                                        Pacific Investment Management Company LLC
PIMCO Short-Term Portfolio - Administrative Class                     Pacific Investment Management Company LLC
PIMCO Total Return Portfolio - Administrative Class                   Pacific Investment Management Company LLC
Seasons ST Mid Cap Value Portfolio - Class 1                          SunAmerica Asset Management Corp.*
                                                                      (Goldman Sachs Asset Management, LP)
                                                                      (Lord, Abbett & Co. LLC)
SunAmerica ST Balanced Portfolio - Class 1 Shares (conservation       SunAmerica Asset Management Corp.* (J.P. Morgan
  of principal and capital appreciation)                              Investment Management, Inc.)
VALIC Co. I Dynamic Allocation Fund/1/                                VALIC** (SunAmerica Asset Management Corp.)
                                                                      (AllianceBernstein L.P.)
VALIC Co. I Emerging Economies Fund (capital appreciation)            VALIC** (J.P. Morgan Investment Management Inc.)
VALIC Co. I Foreign Value Fund                                        VALIC** (Templeton Global Advisors Limited)

       VARIABLE INVESTMENT OPTIONS         INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
       ---------------------------         -----------------------------------------------
(long-term growth of capital)
VALIC Co. I International Equities Fund     VALIC** (PineBridge Investments LLC)
VALIC Co. I Mid Cap Index Fund              VALIC** (SunAmerica Asset Management Corp.)
VALIC Co. I Nasdaq-100(R) Index Fund        VALIC** (SunAmerica Asset Management Corp.)
VALIC Co. I Science & Technology Fund/2/    VALIC** (RCM Capital Management, LLC)
                                            (T. Rowe Price Associates, Inc.)
                                            (Wellington Management Company, LLP)
VALIC Co. I Small Cap Index Fund            VALIC** (SunAmerica Asset Management Corp.)
VALIC Co. I Stock Index Fund                VALIC** (SunAmerica Asset Management Corp.)
VALIC Co. II Mid Cap Value Fund/3/          VALIC** (Robeco Investment Management, Inc.)
                                            (Tocqueville Asset Management, L.P.)
                                            (Wellington Management Company, LLP)
VALIC Co. II Socially Responsible Fund/4/   VALIC** (SunAmerica Asset Management Corp.)
VALIC Co. II Strategic Bond Fund            VALIC** (PineBridge Investments LLC)

-------------------------

/1/ The Fund type for VALIC Co. I Dynamic Allocation Fund is capital appreciation and current income while managing net equity exposure. The Fund has an investment strategy that may serve to reduce the risk of investment losses that could require US Life to use its own assets to make payments in connection with certain guarantees under the Policy. In addition, the Fund may enable US Life to more efficiently manage its financial risks associated with guarantees like death benefits, due in part to a formula developed by American General Life Insurance Company ("AGL"), an affiliate of US Life and provided to the Fund's sub-advisers. The formula used by the sub-advisers is described in the Fund's prospectus and may change over time based on proposals by AGL. Any changes to the formula proposed by AGL will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Board's independent directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.
/2/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
/3/ The Fund type for VALIC Co. II Mid Cap Value Fund is capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.
/4/ The Fund type for VALIC Co. II Socially Responsible Fund is growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

*    SunAmerica Asset Management Corp. is an affiliate of US Life.
** "VALIC" means The Variable Annuity Life Insurance Company, an affiliate of US Life.

   The investment options listed in the following table are available only to Policy owners whose Policies were issued prior to May 1, 2013. The notes that follow the table explain the restrictions on availability.

                    VARIABLE INVESTMENT OPTIONS                        INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
                    ---------------------------                       --------------------------------------------------
Alger Mid Cap Growth Portfolio - Class I-2 Shares                     Fred Alger Management, Inc.
Dreyfus VIF International Value Portfolio - Initial Shares            The Dreyfus Corporation
Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2 (high   Fidelity Management & Research Company (FMR)
  total return)                                                       (FMR Co., Inc.)
                                                                      (Fidelity Investments Money Management, Inc.)
                                                                      (Other affiliates of FMR)
Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (high total
  return)                                                             Strategic Advisers(R), Inc.
Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2
(high total return)                                                   Strategic Advisers(R), Inc.
Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2
(high total return)                                                   Strategic Advisers(R), Inc.
Neuberger Berman AMT Socially Responsive Portfolio - Class I/1/       Neuberger Berman Management LLC (Neuberger Berman

               VARIABLE INVESTMENT OPTIONS                   INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
               ---------------------------                  --------------------------------------------------
                                                            LLC)
Oppenheimer Capital Income Fund/VA - Non-Service Shares     OFI Global Asset Management, Inc.
(total return)                                              (OppenheimerFunds, Inc.)
Pioneer Mid Cap Value VCT Portfolio - Class I Shares        Pioneer Investment Management, Inc.
Putnam VT Diversified Income Fund - Class IB/2/             Putnam Investment Management, LLC
                                                            (Putnam Investments Limited)
Putnam VT Small Cap Value Fund - Class IB                   Putnam Investment Management, LLC
                                                            (Putnam Investments Limited)
SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares  SunAmerica Asset Management Corp.* (Wells Capital
                                                            Management Incorporated)
VALIC Co. I Money Market I Fund                             VALIC** (SunAmerica Asset Management Corp.)
Vanguard*** VIF High Yield Bond Portfolio                   Wellington Management Company, LLP
Vanguard*** VIF REIT Index Portfolio                        The Vanguard Group, Inc.

-------------------------

/1/ The Fund type for Neuberger Berman AMT Socially Responsive Portfolio - Class I Shares is long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.
/2/ The Fund type for Putnam VT Diversified Income Fund - Class IB is as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.

*    SunAmerica Asset Management Corp. is an affiliate of US Life.

** "VALIC" means The Variable Annuity Life Insurance Company, an affiliate of US Life.

***  "Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes on our systems, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR APPLICABLE FUND PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may occasionally be supplemented by the Fund's Investment Adviser. PLEASE CHECK THE INCOME ADVANTAGE SELECT WEBPAGE AT WWW.AIG.COM/_3789_533840.HTML TO VIEW THE FUND PROSPECTUSES AND THEIR SUPPLEMENTS, OR CONTACT US AT OUR ADMINISTRATIVE CENTER TO REQUEST COPIES OF FUND PROSPECTUSES AND THEIR SUPPLEMENTS.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.10% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 60.

   We offer Funds of the Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Co. I and VALIC Co. II at least in part because they are managed by SunAmerica Asset Management Corp. or VALIC, each an affiliate of US Life. US Life and/or its affiliates may be subject to certain conflicts of interest as US Life may derive greater revenues from Funds managed by affiliates than certain other available funds.

PAYMENTS WE MAKE

   We make payments in connection with the distribution of the Policies that generally fall into the three categories below.

   Commissions. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the Policy to the public. The selling firms have entered into written selling agreements with the Company and American General Equity Services Corporation, the distributor of the Policies. We pay commissions to the selling firms for the sale of your Policy. The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us.

   The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

   Additional cash compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold Policies. Sales-based payments primarily create incentives to make new sales of Policies.

   These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our Policies, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our Policies. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

   We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our Policies.

   If allowed by his or her selling firm, a registered representative or other eligible person may purchase a Policy on a basis in which an additional amount is credited to the Policy.

   We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the Policy. We hope to benefit from these revenue sharing arrangements through increased sales of our Policies and greater customer service support.

   Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our Policies over other variable universal life insurance policies (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a Policy and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this Policy.

   Non-cash compensation. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and the Financial Industry Regulatory Authority rules.

PAYMENTS WE RECEIVE

   We may directly or indirectly receive revenue sharing payments from the trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that make such payments to us. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select.

   We generally receive three kinds of payments described below.

   Rule 12b-1 or service fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.35% of the average daily net assets in certain Funds. These fees are deducted directly from the assets of the Funds.

   Administrative, marketing and support service fees. We receive compensation of up to 0.35% annually based on assets under management from certain trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds or wholly from the assets of the Funds. Policy owners, through their indirect investment in the trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain trusts' investment advisers or their affiliates and vary by trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others.

   Other payments. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Funds in the Policy. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

   In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the Policy.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. US Life reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

                                 FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. The minimum guaranteed rate of interest we credit is shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 63. The "daily charge" described on page 60 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 36.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Obligations that are paid out of our general account include any amounts you have allocated to the Fixed Account, including any interest credited thereon, and amounts owed under your Policy for death and/or living benefits which are in excess of portions of Policy value allocated to the variable investment options. The obligations and guarantees under the Policy are our sole responsibility. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments. The general account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. We manage our exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of our assets and liabilities, monitoring or limiting prepayment and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk.

   Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account. The minimum annual effective rate is 2%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

                                POLICY FEATURES

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday."

   We currently require that the insured person under a Policy be at least age 18 when we issue the Policy.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." POLICY MONTHS and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We invest your initial premium in any variable investment options you have chosen, as well as the Fixed Account, on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period", your coverage will end when you deliver it to your US Life insurance representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy an Income Advantage Select Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

   The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 33.

   We also guarantee a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We offer one guarantee period benefit rider, as well as a guaranteed minimum withdrawal benefit rider that includes a guarantee period benefit. We provide more information about the specified amount and the guarantee period benefit under "Guarantee period benefit," on page 35 and a discussion of the two riders under "Additional Benefit Riders" on page 42. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 61.)

   Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the Policy's maturity date. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

   . Option 1 - The specified amount on the date of the insured person's death.

   . Option 2 - The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Option 3 - The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

       If at any time the net amount at risk exceeds the maximum net amount at risk, US Life may automatically make a partial surrender or reduce the death benefit, both of which may have federal tax consequences, to keep the net amount at risk below the maximum then in effect. In no event, however, will we make such partial surrender or reduce the death benefit if the change would result in adverse tax consequences under the Code
       Section 7702. Future underwritten increases in specified amount will increase the maximum net amount at risk.

   See "Partial surrender" on page 52 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's date of death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "REQUIRED MINIMUM DEATH BENEFIT" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   There is an exception to your electing one of the tests. If you purchase the guaranteed minimum withdrawal benefit rider, we will automatically provide you with the guideline premium test.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. In addition to meeting the premium requirements, the death benefit must be large enough when compared to the accumulation value to meet the minimum death benefit requirement. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the minimum death benefit requirement.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 27 of your Policy. The required minimum death benefit percentage varies based on the age and premium class of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 120.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST
                         ----------------------------
INSURED PERSON'S ATTAINED
  AGE                         40   45   50   55   60   65   70   75   99  100+
%                            407% 343% 292% 249% 214% 187% 165% 148% 104%  100%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages from 40 to 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST
                            ----------------------
INSURED PERSON'S ATTAINED AGE       40   45   50   55   60   65   70   75  95+
%                                  250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

   . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage;

   .   Supplemental coverage has no surrender charges;

   . The COST OF INSURANCE RATE for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage;

   . We calculate the monthly guarantee premiums at a higher rate for supplemental coverage than for base coverage (see "Guarantee period benefit" on page 35); and

   . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge and a new monthly charge for each $1,000 of base coverage only upon the amount of the increase in base coverage. The new surrender charge applies for a maximum of the first 14 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount if you choose death benefit Option 1 or Option 3. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your US Life representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 36, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 30 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 65. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 39).

   We reserve the right to reject any premium.

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "US Life." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your US Life representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Guarantee period benefit" on page 35) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Guarantee period benefit. Your Policy makes two benefit riders available to you that provide a "guarantee period benefit." This means that if you have one of these guarantee period benefit riders, your Policy and any other benefit riders you have selected will not lapse during the rider's guarantee period as long as you have paid the required monthly guarantee premiums associated with that rider. The required monthly guarantee premiums for the guarantee period benefit rider you have selected are shown on page 3 of your Policy. The more supplemental coverage you select, the lower your overall Policy charges;

however, selecting more supplemental coverage will result in higher monthly guarantee premiums. If you pay the monthly guarantee premiums while the rider is in force, your Policy will not lapse even if your Policy's cash surrender value has declined to zero. You cannot select either of these riders if you also select death benefit Option 3. There is no death benefit guarantee available with Option 3.

   One of these riders, called the "monthly guarantee premium rider for the first 20 years," is a benefit provided to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the "guaranteed minimum withdrawal benefit rider." We issue the rider only when the Policy is issued. There is no charge associated with the rider. You may select the guaranteed minimum withdrawal benefit rider only at the time we issue your Policy and you select either death benefit Option 1 or Option 2 and certain other Policy features. There is a charge for this rider. See the Tables of Fees and Charges. We will not issue the monthly guarantee premium rider for first 20 years if you select the guaranteed minimum withdrawal benefit rider.

   There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the monthly guarantee premium rider for first 20 years and one that does not, because the rider is free of charge. However, because there is a charge for the guaranteed minimum withdrawal benefit rider, Policy values are lower for a Policy that has this rider as opposed to one that does not.

   The conditions and benefits of each rider are described under "Additional Benefit Riders" on page 42. Be sure to review their descriptions.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center or return it to the US Life insurance representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 38, "Restrictions initiated by the Funds and information sharing obligations" on page 39 and "Additional Rights That We Have" on page 58).

   . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

   . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to help reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to potentially reduce the risk of investing most of your funds at a time when prices are high. Dollar cost averaging ("DCA program") is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. We compute values under a Policy on each valuation date. A valuation period is the time from the close of business on a valuation date to the close of business on the next valuation date. You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service. WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY TIME.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current and compliant premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

    (1) if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

    (2) the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

    (3)  the second transaction above is considered market timing.

         Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

    The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

    In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

    Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

    Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

    In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. Upon a Fund's request, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

    Increase in coverage. At any time before the Policy's maturity date while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

    We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge applies:

    . to any amount of the increase that you request as base (rather than supplemental) coverage;

    . as if we were instead issuing the same amount of base coverage as a new Income Advantage Select Policy; and

    . to the amount of the increase for a maximum of the 14 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first three Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, except that base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year and before the Policy's maturity date, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit must be at least the greater of:

   .   $50,000; and

   . any minimum amount which is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the monthly deduction day (see "Monthly deduction days" on page 29) following the VALUATION DATE we receive the request.

   The decrease in coverage is applied in the following order:

   . Against the specified amount provided by the most recent increase, applied first to the supplemental coverage portion of the increase, followed by the base coverage portion of the increase;

   . Against the next most recent increases successively, with the supplemental coverage portion of each increase reduced first, followed by the base coverage portion of the same increase;

   . Against the specified amount provided under your original application, with supplemental coverage reduced first, followed by base coverage.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage, or the amount of time for which we assess the charges. For instance, if you increase your base coverage and follow it by a decrease in base coverage within five years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full five years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit Option. You may at any time before the Policy's maturity date while the insured person is living request us to change your death benefit option from:

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


   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 40. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of either of the guarantee period benefit riders, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly Guarantee Premium Rider for First 20 Years" on page 44 and "Guaranteed Minimum Withdrawal Benefit Rider" on page 46.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 66 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

ACCOUNT VALUE ENHANCEMENT

   Your Policy will be eligible for an Account Value Enhancement at the end of the 21/st/ Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we may provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero or greater. We will inform you following the end of each Policy year the amount, if any, of Account Value Enhancement credited to your Policy.

   Here are the additional terms of the Account Value Enhancement:

   . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

   . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage, if any, will be reset annually.

   . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at the time of allocation.

   . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately.

                      ADDITIONAL OPTIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add additional optional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. An exception is the overloan protection rider which we automatically issue at the time we issue your Policy provided you selected the guideline premium test. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidelines and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in each rider, which your insurance representative can review with you before you decide to elect any of them. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 28.

   Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. See the Tables of Fees and Charges. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. When the rider terminates the charge will cease.

    Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. See the Tables of Fees and Charges. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. This rider terminates at the earlier of the Policy anniversary nearest the insured person's 65/th/ birthday or the "Maturity Date" shown on page 3 of your Policy; however, you may elect to terminate it at any time before then. When the rider terminates the charge will cease.

    Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. See the Tables of Fees and Charges. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. When the rider terminates the charge will cease.

    Overloan Protection Rider. This rider guarantees that your Policy will not lapse due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. We issue this rider automatically when your Policy is issued.

    There is a one-time charge for this rider, currently equal to 3.5% of your Policy's accumulation value when the rider is exercised. See the Tables of Fees and Charges. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

    You can request to exercise the rider when:

    (1) The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

    (2)  The Policy has been in force at least until the later of:

         (a)  the Policy anniversary nearest the insured person's age 75; or
         (b)  the 15th Policy anniversary.

    The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

    . There must be sufficient cash surrender value to cover the one-time charge;

    . Death benefit Option 1 must be in force (death benefit Option 1 is equal to the specified amount on the date of the insured person's death);

   . The Policy must not be a modified endowment contract and the guideline premium test must be selected;

   . The sum of all partial surrenders taken to date must equal or exceed the sum of all premiums paid;

   . The sum of all outstanding policy loans must equal or exceed the sum of the specified amount plus the death benefit amount of any term insurance rider issued on the life of the Policy's insured person; and

   . There can be no riders in force that require charges after the exercise date, other than term riders (a term rider cannot require a change in its death benefit amount that is scheduled to take effect after the exercise date).

   On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

   The following conditions apply beginning with the exercise date:

   . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

   . All future monthly deductions will be waived, including those for any term rider;

   .   No additional premiums will be accepted;

   .   The Policy cannot become a modified endowment contract;

   .   No new policy loans or partial surrenders will be allowed;

   .   Policy loans can be repaid;

   . No changes will be allowed in the specified amount or choice of death benefit Option;

   . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

   . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

   The rider will terminate on the earlier of the following dates:

   .   Upon your written request to terminate the rider; or

   .   Upon termination of the Policy.

   Monthly Guarantee Premium Rider for First 20 Years This rider is a benefit available to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the guaranteed minimum withdrawal benefit rider. We issue the rider only when the Policy is issued. There is no charge associated with the rider. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The rider provides a guarantee, explained below, until the earlier of:

   .   The 20/th/ Policy anniversary; or

   .   The Policy anniversary nearest the insured person's 95/th/ birthday.

   Page 3 of your Policy will specify a "Monthly Guarantee Premium." You must pay the monthly guarantee premiums to keep the rider in force.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

   . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then you have met the monthly guarantee premium requirement.

   As long as you have met the monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 65.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider for first 20 years will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the monthly guarantee premium rider for first 20 years terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee premium rider for first 20 years will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit options, add or delete another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's age on the effective date of the increase, and the amount of the increase.

   . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The monthly guarantee premium requirement must be met each Policy month for the duration of the monthly guarantee premium rider for first 20 years, or the rider will be subject to termination. There is no additional charge for this rider.

   Guaranteed Minimum Withdrawal Benefit Rider. This rider provides for a guaranteed minimum withdrawal benefit. The benefit is available upon your written request while the Policy and this rider are in force. Your request must be made during the eligibility period. The rider also provides a guarantee that your Policy will not lapse for a specified period. The rider will terminate before the end of the eligibility period only upon the occurrence of any one of the events described in "Termination" on page 52.

   Requirements to purchase the rider - Here are the requirements you must meet in order to purchase this rider:

   .   you must purchase the rider when applying for the Policy;

   . you may not select the monthly guarantee premium rider for first 20 years;

   . the Policy's insured person can be no younger than attained age 20 or no older than attained age 60 when we issue the Policy;

   .   you must elect either death benefit Option 1 or 2;

   .   you must elect the guideline premium test; and

   . you must elect automatic rebalancing and maintain it as long as the rider is in effect.

   See "Required minimum death benefit" on page 32 and "Automatic rebalancing" on page 37.

   Eligibility period - The eligibility period:

   . starts on the tenth Policy anniversary, or the Policy anniversary nearest the insured person's 65th birthday, if earlier; and

   .   ends on the Policy anniversary nearest the insured person's age 70.

   Withdrawal period - The withdrawal period is the length of time for which we will make guaranteed minimum withdrawal benefit payments. Currently the length of the initial withdrawal period for each rider we issue is 10 years. We reserve the right to increase or decrease the length of the initial withdrawal period for each rider we issue in the future.

   The actual withdrawal period starts on the date of the first withdrawal on or after the date the eligibility period begins, but no later than on the date the eligibility period ends. The actual withdrawal period for each rider can be longer or shorter than the initial withdrawal period due to loans, partial surrenders and any applicable surrender charges.

   Guaranteed Benefit Balance - Before the withdrawal period begins and during the eligibility period, we guarantee that an amount equal to what we refer to as the GUARANTEED BENEFIT BALANCE may be withdrawn over the withdrawal period. Before the first withdrawal during the eligibility period, the Guaranteed Benefit Balance will be calculated as follows:

   . we will add all premiums paid (limited in each Policy year after the first, to the amount of premium paid during the first Policy year);

       .  less all partial withdrawals;
       . plus interest at the Accumulation Rate of 5%; and . we will subtract the Policy loan balance; and

   . we will subtract an amount equal to the sum of the monthly guarantee premiums (described in the "Monthly guarantee period benefit" section of this rider description) from the date of issue until the current month, (but not beyond the end of the monthly guarantee period) plus interest at the Accumulation Rate shown on page 3 of your Policy, the guaranteed minimum interest rate of 5%.

   The monthly guarantee premium for each month in the monthly guarantee period will be added to obtain the sum described in the last bullet above, even if the monthly guarantee premium requirement has not been met. Termination of the monthly guarantee period benefit does not change the length of the monthly guarantee period in effect.

   We guarantee that an amount equal to the Guaranteed Benefit Balance immediately prior to the first withdrawal during the eligibility period may be withdrawn. The amount of each payment and the actual withdrawal period will vary, subject to:

   .   any subsequent Policy loan activity;

   .   any subsequent full or partial surrenders; and

   . any applicable surrender charges and additional charges due to partial surrenders.

   If the Guaranteed Benefit Balance is less than $500, we reserve the right to make payment over a reduced period. There is no benefit payable if the Guaranteed Benefit Balance is less than or equal to zero.

   Maximum guaranteed annual withdrawal - After the eligibility period begins, the first withdrawal results in calculation of the initial maximum annual withdrawal amount, which is:

   .   the Guaranteed Benefit Balance immediately prior to the first withdrawal;

   . divided by the number of years in the initial withdrawal period (currently 10).

   Guaranteed Benefit Balance and maximum annual withdrawal amount calculations during the withdrawal period - The Guaranteed Benefit Balance will be reduced by the amount of any new loans (including loan interest), and any new withdrawals. The Guaranteed Benefit Balance will be increased by any loan repayments and any unearned loan interest. At the end of each 12-month period from the time of the first withdrawal, the maximum annual withdrawal amount for the next 12-month period will be recalculated. If the number of years remaining in the initial withdrawal period is one or more, the recalculation will be the lesser of:

   . the Guaranteed Benefit Balance at the beginning of the previous 12-month period; less withdrawals and loans made during the previous 12-month period; plus any loan repayments made during the previous 12-month period (including any unearned loan interest); divided by the number of years remaining in the initial withdrawal period;

   or

   .   the annual withdrawal amount in effect for the previous 12-month period.

   If the number of years remaining in the initial withdrawal period is less than one, the maximum annual withdrawal amount will be the amount in effect for the previous 12-month period until the Guaranteed Benefit Balance is zero. After the actual withdrawal period has started, premium payments will not be included in the benefit balance calculation.

   Policy surrender or maturity - If you surrender your Policy or if it matures and the Policy has a cash surrender value, you will receive:

   . The cash surrender value, at the time of surrender or maturity, in a single sum or under a payment option (see "Payment Options" on page 56); plus

   . The excess of the Guaranteed Benefit Balance over the cash surrender value paid in equal amounts over the number of years remaining in the initial withdrawal period.

   If you surrender your Policy or if it matures after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time you surrender your Policy or it matures.

   Policy lapse - If your Policy lapses without any cash surrender value during the eligibility Period, you will receive the Guaranteed Benefit Balance in equal amounts over the initial withdrawal period.

   If the Policy lapses without any cash surrender value during the actual withdrawal period, you will receive the remaining Guaranteed Benefit Balance in equal amounts over the number of years remaining in the initial withdrawal period. If the Policy lapses after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time of lapse.

   Rider charge - We will deduct a daily charge at a current annual effective rate of 1.25% of your accumulation value that is then invested in any of the variable investment options. We reserve the right to increase this charge to no more than 1.50%. We will charge you for the rider until the Policy or the rider terminates.

   Death benefit - This rider does not provide a death benefit payable in addition to the amount payable under the Policy. However, if the Policy has lapsed and at the time of death the Policy owner was receiving payments under any provision of this rider, the present value of any remaining payments will be paid to the Policy owner's beneficiary in a single sum.

   Investment requirements -The investment options listed below are designated as restricted investment options. This means that we will limit the total amount of your accumulation value, less Policy loans, that may be invested in restricted investment options of your Policy to 30% of your total accumulation value.

   If you elect the guaranteed minimum withdrawal benefit rider, we will automatically enroll you in our automatic rebalancing program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your premium allocation instructions. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages that correspond to your then current and compliant premium allocation designation. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your Policy's allocations going outside the investment requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for the restricted investment options.

   Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer which will replace any previous rebalancing instructions you may have provided.

   If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, by contacting our Administrative Center. See "Automatic rebalancing" on page 37.

   You may choose to rebalance more frequently than quarterly, provided we offer more frequent rebalancing.

   The restricted investment options are:

   .   American Funds IS Global Growth Fund/SM/
   .   American Funds IS International Fund/SM/
   .   Franklin Templeton Franklin Small Cap Value VIP Fund
   .   Invesco V.I. Global Real Estate Fund
   .   Invesco V.I. International Growth Fund
   .   JPMorgan IT International Equity Portfolio
   .   MFS(R) VIT New Discovery Series
   .   Oppenheimer Global Securities Fund/VA
   .   PIMCO CommodityRealReturn(R) Strategy Portfolio
   .   VALIC Co. I Emerging Economies Fund
   .   VALIC Co. I Foreign Value Fund
   .   VALIC Co. I International Equities Fund
   .   VALIC Co. I Small Cap Index Fund
   .   VALIC Co. I Science & Technology Fund

   Here is an example that shows how the investment requirements work for the restricted investment options:

   Let's say your total accumulation value is $1,000 and you have an outstanding loan of $300.

   We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in restricted investment options to 30% of your total accumulation value less Policy loans, which is $210 (30% of $700 = $210). If, because of performance, the total amount invested in restricted investment options increases to greater than 30% of your total accumulation value less Policy loans (greater than $210), you will not be in compliance with the 30% requirement. However your rights under this rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

   Before you elect the guaranteed minimum withdrawal benefit rider, you and your financial adviser should carefully consider whether the investment requirements associated with the guaranteed minimum withdrawal benefit rider meet your investment objectives and risk tolerance.

   The investment option restrictions may reduce the need to rely on the guarantees provided by the guaranteed minimum withdrawal benefit rider because they allocate your accumulation value across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, returns under your investment option choices by allocating your accumulation value more aggressively.

   We reserve the right to change the investment option restrictions at any time for Policies we issue in the future. We may also revise the investment option restrictions for any existing Policies to the extent that investment options are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment option restrictions due to deletions, substitutions, mergers or reorganizations of the investment options.

   Monthly guarantee period benefit - As indicated above in "Requirements to purchase the Rider," if you purchase this rider we will not issue the guarantee period benefit rider. This rider, however, provides a monthly guarantee period benefit based on your payment of monthly guarantee premiums. The monthly guarantee premium for the initial specified amount and any benefit riders in force on the date of issue is shown on page 3 of your Policy. If you have purchased this rider, the "monthly guarantee premium" in your Policy refers to the monthly guarantee period benefit under this rider. There is no additional charge for this rider's monthly guarantee period benefit. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The guarantee period begins on the date of issue and ends on:

   .   the Policy anniversary nearest the insured person's attained age 65; or

   .   the 10th Policy anniversary, if later.

   Policy months are measured from the date of issue. On the first day of each Policy month that you are covered by this rider we determine if the monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

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   .   the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then

   .   you have met the monthly guarantee premium requirement.

   The Policy will not terminate (i.e., lapse) during the guarantee period if, on the first day of each Policy month during that period you have met the monthly guarantee premium requirement. See "Policy Lapse and Reinstatement" on page 65.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The guarantee period benefit will remain in force during the 61-day period that follows the failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the guarantee period benefit from terminating. If you do not pay the amount required to keep the benefit in force by the end of the 61-day period, the guarantee period benefit will terminate and cannot be reactivated.

   If the monthly guarantee period benefit terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee period benefit will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit options, add or delete another benefit rider, increase or decrease another benefit rider, or change premium class, we calculate a new monthly guarantee premium. Except as described in "Termination," below, these changes will not affect the terms or the duration of the monthly guarantee period benefit or the rider. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your US Life insurance representative or the Administrative Center for additional information.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's attained age on the effective date of the increase, and the amount of the increase.

   . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half the monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   Reinstatement - If the Policy lapses, this rider may be reinstated with the Policy if benefits are not being paid under this rider at the time of lapse, subject to:

   .   evidence of insurability; and

   .   payment of the necessary premium to reinstate the Policy.

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   Termination - This rider will terminate if:

   .   the Policy terminates or matures;

   . withdrawals have been taken during the eligibility period and the Guaranteed Benefit Balance has been reduced to zero;

   .   automatic rebalancing has been discontinued;

   . automatic rebalancing percentages are changed allowing for more than 30% of the Policy's total accumulation value less Policy loans to be invested in Restricted Funds;

   . the insured person reaches attained age 70 and no withdrawals were taken during the eligibility period; or

   .   any of the following occurs after the eligibility period begins:
       .   the Policy's specified amount is increased; or
       .   the Policy's death benefit option is changed; or
       .   any other rider is added prior to its scheduled termination date; or
       . the Policy's premium class is changed (including a change in rating); or
       . the Policy's specified amount is decreased for any reason other than due to a partial surrender. (This includes changing the death benefit option from Option 1 to Option 2.)

   We reserve the right to modify, suspend or terminate the guaranteed minimum withdrawal benefit rider at any time for prospectively issued Policies.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 66. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 28. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 60.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that an Income Advantage Select Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be

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


at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 40.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   We assess a $10 partial surrender processing fee for each partial surrender.

   Option to exchange Policy during first 18 months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

   . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

   . the amount of insurance of the new policy will be the same as the initial amount of insurance under your original Policy, even if you have increased or decreased the amount of insurance of your original Policy during its first 18 months;

   . the new policy may include any additional benefit rider included in this Policy if such rider is available for issue with the new policy;

   . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

   .   evidence of insurability will not be required for the exchange.

   Option to convert to paid-up endowment insurance. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

   . we use your original Policy's cash surrender value as a single premium for the new policy;

   . we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the new policy's death benefit);

   . you will owe no additional premiums or other charges during the entire time the new policy is in force;

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   .   the new policy is "non-participating" which means you will not be entitled to any dividends from US Life;

   . we will pay the amount of coverage to the beneficiary when the insured person dies and the new policy will terminate; and

   . we will pay the amount of coverage to the owner if the insured person is living at the new policy's maturity date and the new policy will terminate.

   Right to convert in the event of a material change in investment policy. Under New York law, if there is a material change in the investment policy of Separate Account USL VL-R which has been approved by the New York State Department of Financial Services, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of: (1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

   If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on your old Policy will be waived. However, there may be a surrender charge on your new policy.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day.

   We reserve the right at any time to limit the maximum loan amount to 90% of your accumulation value less any applicable surrender charges. The 90% limit will apply to

   .   all policies regardless of the date of issue; and
   .   any loans taken after the new limit is declared.

   Any loans outstanding when the new limit is declared will be administered under the rules for loans that were in place at the time the loan was taken.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis and at a guaranteed annual effective rate of 3.00% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at the end of each Policy year at a guaranteed annual effective rate of 3.75%. Loan interest accrues daily. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan

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


repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 3.00%. We intend to set the rate of interest you are paying to the same 3.00% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 3.00%, and

   .   will never exceed an annual effective rate of 3.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 121st birthday, unless you have elected to extend coverage to a later date you designate. See "Option to extend coverage," on page 55.

   Option to extend coverage. You may elect to extend your original maturity date to a later date you designate. If you do so, and if the insured person is living on the maturity date, coverage will be continued until the date of death of the insured person.

   To elect this option, you must submit a written request on a form acceptable to us, at least 30 days prior to the original maturity date. You will incur no charge for exercising this option.

   The option provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount. Here are the option's additional features:

   .   You may not revoke your exercising this option;

   . No riders attached to this policy will be extended unless otherwise stated in the rider;

   .   No further charges will be assessed on the monthly deduction day;

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


   .   You may not pay any new premiums;

   .   Interest on policy loans will continue to accrue;

   .   You may repay all or part of a loan at any time; and

   . Your accumulation value in the variable investment options will be transferred to the Fixed Account on your original maturity date.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 65 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options:

   .   Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 - Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment Options may also be available with our consent. We have the right to reject any payment Option if the payee is a corporation or other entity. You can read more about each of these Options in the Policy and in the separate form of payment contract that we issue when any such Option takes effect.

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


   Interest rates that we credit under each Option will be at least 2%.

   Change of payment Option. The owner may give us written instructions to change any payment Option previously elected at any time while the Policy is in force and before the start date of the payment Option.

   Tax impact. If a payment Option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment Options.

THE BENEFICIARY

   You name your beneficiary or beneficiaries when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

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   Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable;

   .   the SEC by order so permits for the protection of Policy owners; or

   . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

      . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

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   .   transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                   VARIATIONS IN POLICY OR INVESTMENT OPTION
                             TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have eight premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   . Five Non-Tobacco classes: preferred plus, preferred, standard plus, standard and special; and
   .   Three Tobacco classes: preferred, standard and special.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   Policies purchased through "internal rolloverS." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance

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


are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   Policies purchased through term life conversions. We maintain rules about how to convert term insurance to Income Advantage Select. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

   Expenses or risks. US Life may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy. The New York State Department of Financial Services may require that we seek its prior approval before we make some of these changes.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies. You may contact our Administrative Center for information about premium tax rates in any state.

   Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. US Life receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at a maximum annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. The current daily charge is at an annual effective rate of 0.20%. After a Policy has been in effect for 10 years, we will reduce the daily charge to a maximum annual effective rate of 0.35%, and after 20 years, to a maximum annual effective rate of 0.15%. US Life receives this charge to pay for our mortality and expense risks. For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 64.

   Fees and expenses and money market investment option. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Monthly administration fee. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. US Life receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

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   Monthly charge per $1,000 of base coverage. The Policies have a monthly expense per $1,000 of base coverage which will be deducted during the first three Policy years and during the first three years following any increase in base coverage. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We discuss base coverage under "Your specified amount of insurance" on page 30.) This charge can range from a maximum of $2.75 for each $1,000 of base coverage to a minimum of $0.14 for each $1,000 of base coverage. The representative charge (referred to as "Representative" in the Tables of Fees and Charges on page 11) is $0.25 for each $1,000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for the First Three Years." US Life receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges). Such changes in Policy cost factors will be determined in accordance with procedures and standards on file with the New York State Department of Financial Services and will be determined at least every five years.

   Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early Policy years. US Life receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charge for the guaranteed minimum withdrawal benefit rider, however, will be assessed daily. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, waiver of monthly deduction rider, overloan protection rider, monthly guarantee premium rider for first 20 years and guaranteed minimum withdrawal benefit rider. The riders are described beginning on page 42, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. US Life receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the sex, age, and premium class of the insured person, as well as the Policy year and base coverage. Your Policy's surrender charge will be found in the table beginning on page 28 of the Policy. As shown in the Tables of Fees and Charges beginning on page 11 the maximum surrender charge is $37 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $2 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Representative" in the Tables of Fees and Charges) is $17 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis until, in the fifteenth Policy year (or the fifteenth year following an increase in base coverage), it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 14 Policy years. The chart is for a 38 year old male, who is the same person to whom we refer in the Tables of Fees and Charges beginning on page 11 under "Representative Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                           SURRENDER CHARGE FOR A 38 YEAR OLD MALE
                           ---------------------------------------
POLICY YEAR            1    2    3    4    5    6    7    8    9   10   11   12   13   14   15
SURRENDER
CHARGE              $ 17 $ 17 $ 17 $ 17 $ 17 $ 16 $ 15 $ 14 $ 13 $ 12 $ 11 $  9 $  6 $  3 $  0
PER $1,000 OF
BASE COVERAGE

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 52 and "Change of death benefit option" on page 40.

   For those Policies that lapse in the first 14 Policy years, US Life receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. US Life receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. US Life receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. US Life receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 3.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 3.25%. US Life receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" on page 54.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Fees and Charges on pages 11 - 17. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 64.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 60 under "Statutory premium tax charge" and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 21 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 60 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your US Life representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at a rate no less than the annual effective rate shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 63. The "daily charge" described on page 60 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from US Life.

                        POLICY LAPSE AND REINSTATEMENT

   While the guarantee period benefit rider (discussed on page 44 under "Monthly Guarantee Premium Rider for First 20 Years") or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider (discussed on page 46 under "Guaranteed Minimum Withdrawal Benefit Rider") is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums. You cannot reinstate the monthly guarantee premium rider for first 20 years or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider once coverage expires or terminates for any reason. After these riders expire or terminate, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and unpaid loan interest and any surrender charge that then applies) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

   This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

   Policy changes and extending coverage. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2001 Commissioner's Standard Ordinary mortality and morbidity tables ("2001 CSO Mortality Tables") provide a stated termination date of age 121. The "Option to extend coverage" described on page 55 allows you to continue your Policy beyond the insured person's age
121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax adviser about the effect of any change to your Policy as it relates to Section 7702 and the termination date of the Mortality Tables.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding the impact of any rider you may purchase.

   Tax treatment of minimum withdrawal benefit rider payments. You may have purchased a minimum withdrawal benefit rider that can provide payments to you. If applicable to you, generally, we will treat each rider benefit payment as withdrawal of cash value first. All payments or withdrawals after cash value has been reduced to zero, will be treated as taxable amounts. However, you should be aware that little guidance is available regarding the taxability of these benefits. You should consult a tax adviser.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that US Life, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For 2014, the federal estate, gift and generation skipping tax exemptions increased to $5,340,000 ($10,680,000 for married couples). You should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to US Life taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to US Life. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to US Life.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014 the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of US Life, such as through financial examinations, market conduct exams or regulatory inquiries.

   As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of US Life, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at United States Life, VUL Administration, P.O. Box 9318, Amarillo, Texas 79105-9318, or call us at 1-800-251-3720.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("34 Act"), US Life does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, US Life and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
------------                                                        -----------

accumulation value.................................................      8

Administrative Center..............................................     19

automatic rebalancing..............................................     38

base coverage......................................................     33

Basis..............................................................     68

beneficiary........................................................     57

cash surrender value...............................................      7

cash value accumulation test.......................................     32

close of business..................................................     29

Code...............................................................     30

Contact Information................................................      5

cost of insurance rates............................................     61

daily charge.......................................................     61

date of issue......................................................     30

death benefit......................................................      6

dollar cost averaging..............................................     37

Fixed Account......................................................     28

free look..........................................................     36

full surrender.....................................................      7

Fund, Funds........................................................      6

grace period.......................................................      9

guarantee period benefit...........................................     36

Guaranteed Benefit Balance.........................................     47

guideline premium test.............................................     32

insured person.....................................................      6

investment options.................................................     65

lapse..............................................................      9

loan (see "Policy loans" in this Index)............................      7

loan interest......................................................     64

maturity date......................................................     56

modified endowment contract........................................     67

monthly deduction day..............................................     30

monthly guarantee premium..........................................      9

monthly insurance charge...........................................     61

net amount at risk.................................................     13

Option 1, Option 2, Option 3.......................................      6

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
------------                                                        -----------

partial surrender..................................................     53

payment options....................................................     56

planned periodic premiums..........................................     36

Policy loans.......................................................     55

Policy months......................................................     30

Policy year........................................................     30

preferred loan.....................................................     55

premium class......................................................     60

premium payments...................................................     35

reinstate, reinstatement...........................................     65

required minimum death benefit.....................................     32

required minimum death benefit percentage..........................     33

Separate Account USL VL-R..........................................     18

seven-pay test.....................................................     67

specified amount...................................................     31

supplemental coverage..............................................     33

transfers..........................................................     37

valuation date.....................................................     29

valuation period...................................................     29

variable investment options........................................     21

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

PRIVACY NOTICE

                                                                   REV. 04/2014

        WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL) AND THE UNITED FACTS STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE) DO
        WITH YOUR PERSONAL INFORMATION?

        Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all
 WHY? sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

        The types of personal information we collect and share depend on the product or service you have with us. This information can include:
            .  Social Security number and Medical Information
 WHAT?      .  Income and Credit History
            .  Payment History and Employment Information
        When you are no longer our customer, we continue to share your information as described in this notice.

        All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the
 HOW? reasons financial companies can share their customers' personal information; the reasons AGL and US Life choose to share; and whether you can limit this sharing.

 REASONS WE CAN SHARE YOUR PERSONAL       DO AGL & US LIFE  CAN YOU LIMIT THIS
 INFORMATION                              SHARE?            SHARING?
 FOR OUR EVERYDAY BUSINESS PURPOSES -           Yes                No
 such as to process your transactions,
 maintain your account(s), respond to
 court orders and legal investigations,
 or report to credit bureaus.

 FOR OUR MARKETING PURPOSES - to offer          Yes                No
 our products and services to you

 FOR JOINT MARKETING WITH OTHER                 Yes                No
 FINANCIAL COMPANIES

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          Yes                No
 PURPOSES - information about your
 transactions and experiences

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          No           We don't share
 PURPOSES - information about your
 creditworthiness

 FOR OUR AFFILIATES TO MARKET TO YOU            No           We don't share

 FOR NONAFFILIATES TO MARKET TO YOU             No           We don't share

           For AGL and US Life variable or index annuity contracts, call QUESTIONS? 1-800-445-7862 or write to us at:
           P. O. Box 15570, Amarillo, TX 79105-5570.
           For AGL and US Life variable universal life insurance policies (except for Executive Advantage policies), call 1-800-340-2765 or write to us at: P. O. Box 9318, Amarillo, TX 79105-9318.
           For AGL and US Life Executive Advantage variable universal life insurance policies, call 1-888-222-4943 (AGL) or 1-877-883-6596 (US
           Life) or write to us at: 2929 Allen Parkway - A35-50, Houston,
           TX 77019.
           For AGL and US Life single premium immediate variable annuity contracts, call 1-877-299-1724 or write to us at: Group Annuity Admin Department, 405 King Street, 4th Floor, Wilmington, DE 19801.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                    Rev. 4/2014
                                                                         Page 2

 WHO WE ARE
 WHO IS PROVIDING THIS  American General Life Insurance Company and The United
 NOTICE?                States Life Insurance Company in the City of New York.

 WHAT WE DO
 HOW DO AGL & US        To protect your personal information from unauthorized
 LIFE PROTECT MY        access and use, we use security measures that comply
 PERSONAL INFORMATION?  with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

 HOW DO AGL & US        We collect your personal information, for example,
 LIFE COLLECT MY        when you
 PERSONAL INFORMATION?  .   Open an account or give us your contact information
                        .   Provide account information or make a wire transfer
                        .   Deposit money or close/surrender an account
                        We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

 WHY CAN'T I LIMIT ALL  Federal law gives you the right to limit only
 SHARING?               .   sharing for affiliates' everyday business purposes
                            - information about your creditworthiness
                        .   affiliates from using your information to market
                            to you
                        .   sharing for nonaffiliates to market to you
                        State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

 DEFINITIONS
 AFFILIATES             Companies related by common ownership or control. They
                        can be financial and non-financial companies.
                        .   Our affiliates include the member companies of
                            American International Group, Inc.

 NONAFFILIATES          Companies not related by common ownership or control.
                        They can be financial and nonfinancial companies.
                        .   AGL & US Life do not share with nonaffiliates so
                            they can market to you.

 JOINT MARKETING        A formal agreement between nonaffiliated financial
                        companies that together market financial products or services to you.
                        .   Our joint marketing partners include companies
                            with which we jointly offer insurance products, such as a bank.

OTHER IMPORTANT INFORMATION

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the address indicated on the first page.

FOR VERMONT RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by Vermont law, such as to process your transactions or to maintain your account. In addition, we will not share information about your creditworthiness with our affiliates except with your authorization.

FOR CALIFORNIA RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

FOR NEVADA RESIDENTS ONLY. We are providing this notice pursuant to state law. You may be placed on our internal Do Not Call List by calling the numbers referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling or writing to us at the numbers and addresses referenced in the Questions section.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                       [LOGO OF ENROLL IN VUL EDELIVERY]

 Every day the choices we       VUL eDelivery is an electronic service
 make impact those around us.   enabling you to receive email notifications
 How about making a choice      when your account-related documents are
 that impacts our environment?  available to view online.
 When you enroll in VUL
 eDelivery, you do that.        IT'S FAST, SIMPLE AND SAVES OUR ENVIRONMENT!
                                To enroll in VUL eDelivery, call Customer
 We have partnered with the     Service or log in to eService at
 National Forest Foundation     www.aig.com/lifeinsurance. Afer you sign on,
 and for every enrollment in    select "MY PROFILE" and edit your
 VUL eDelivery, a tree will be  communication preference. Once you've
 planted in appreciation.       subscribed to VUL eDelivery, you will get a
                                change confirmation email.

                                NEED FURTHER CONVINCING?
                                BY CHOOSING VUL EDELIVERY, YOU CAN:
                                .   Preserve the environment
                                .   Reduce paperwork clutter
                                .   Receive documents faster
                                Sign up for VUL eDelivery and make the natural choice.

[LOGO OF AIG]                              [LOGO OF NATIONAL FOREST FOUNDATION]

Not available for all products. Policies issued by AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL), 2727-A Allen Parkway, Houston, Texas 77019 and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE). Variable universal life insurance policies issued by AGL or US Life are distributed by AIG Capital Services, Inc., member FINRA. AGL and US Life are member companies of American International Group, Inc. (AIG). AIG does not underwrite any policy described herein. Policies and riders not available in all states. For more information contact Customer Service at P.O. Box 9318, Amarillo, Texas 79105-9318. Phone number 800-340-2765 or for hearing impaired 888-436-5256.

AGLC105386 REV0414 (C)2014 American International Group, Inc. (AIG). All rights reserved.

For more information on the National Forest Foundation please visit www.nationalforests.org.

                                      THE UNITED STATES LIFE INSURANCE COMPANY
[LOGO]                                                 IN THE CITY OF NEW YORK

 For additional information about the Income
 Advantage Select(R) Policies and the Separate          For E-SERVICE and
 Account, you may request a copy of the Statement   E-DELIVERY, or to view and
 of Additional Information (the "SAI"), dated         Print Policy or Fund
 May 1, 2014. We have filed the SAI with the SEC    prospectuses visit us at
 and have incorporated it by reference into this    WWW.AIG.COM/LIFEINSURANCE
 prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at United States Life, VUL Administration,
 P.O. Box 9318, Amarillo, Texas 79105-9318 or call us at 1-800-251-3720. You may also obtain the SAI from your US Life representative through which the Policies may be purchased. Additional information about the Income Advantage Select
 Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above.
 We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

 Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090.
 Reports and other information about the Separate
 Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F
 Street N.E., Washington, D.C. 20549.

 Policies issued by:
 THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 CITY OF NEW YORK
 One World Financial Center, 200 Liberty Street,
 New York, New York 10281

 INCOME ADVANTAGE SELECT
 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
 Policy Form Number 08704N

 Available only in the state of New York

 DISTRIBUTED BY AIG CAPITAL SERVICES, INC.
 Member FINRA

 The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance
 Company in the City of New York ("US Life") are its responsibility. US Life is responsible for its own financial condition and contractual obligations and is a member of American
 International Group, Inc. ("AIG"). The
 commitments under the Policies are US Life's and AIG has no legal obligation to back those commitments. US Life solicits business only in the state of New York.

 (C) 2014. American International Group, Inc. All
 Rights Reserved                                     ICA File No. 811-09359

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R

                           INCOME ADVANTAGE SELECT(R)

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 9318, AMARILLO, TEXAS 79105-9655

           TELEPHONE: 1-800-251-3720; HEARING IMPAIRED: 1-888-436-5256

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2014

     This Statement of Additional Information ("SAI") is not a prospectus. It should read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account" or "Separate Account USL VL-R") dated May 1, 2014, describing the Income Advantage Select flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("US Life" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.


                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................................3

     US Life.................................................................................3
     Separate Account USL VL-R...............................................................3
     American Home Assurance Company.........................................................3

SERVICES.....................................................................................4

DISTRIBUTION OF THE POLICIES.................................................................4

PERFORMANCE INFORMATION......................................................................6

ADDITIONAL INFORMATION ABOUT THE POLICIES....................................................6

         Gender neutral policies.............................................................6
         Cost of insurance rates.............................................................7
         Special purchase plans..............................................................7
         Underwriting procedures and cost of insurance charges...............................7
         Certain arrangements................................................................7
     More About The Fixed Account............................................................8
         Our general account.................................................................8
         How we declare interest.............................................................8
     Adjustments to Death Benefit............................................................8
         Suicide.............................................................................8
         Wrong age or gender.................................................................8
         Death during grace period...........................................................8

ACTUARIAL EXPERT.............................................................................9

MATERIAL CONFLICTS...........................................................................9

FINANCIAL STATEMENTS.........................................................................9

     Separate Account Financial Statements..................................................10
     US Life Financial Statements...........................................................10
     American Home Statutory Basis Financial Statements.....................................10
     American International Group, Inc. Financial Information...............................10

                               GENERAL INFORMATION

US LIFE

     We are The United States Life Insurance Company in the City of New York ("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850.

     US Life is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

     American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including US Life. The commitments under the Policies are US Life's, and AIG has no legal obligation to back those commitments.

SEPARATE ACCOUNT USL VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 89 separate "divisions," 62 of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 62 divisions and the remaining 27 divisions are offered under other US Life policies. Fifteen (15) of these 62 divisions are not available to all Policy Owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Separate Account USL VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Policies. US Life is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

     All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

      American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of US Life.

                                    SERVICES

     US Life and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. US Life and AGLC were both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address was 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to US Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, US Life paid AGLC for these services $112,436,425.

     AGLC was merged into American General Life Insurance Company ("AGL") at the end of 2011. AGL is an affiliate of US Life. AGL now provides all services to US Life previously provided by AGLC. During 2013 and 2012, US Life paid AGL for these services $174,803,550 and $135,800,144, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the policies.

     We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

     Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums received in the first Policy year up to a "target premium";

     . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

     . 3% of the premiums in excess of the target premium received in each of Policy years 1 through 10;

     . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 10;

     . 0.15% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 11 through 20;

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     .    any  amounts  that we may  pay for  broker-dealers  or  banks  expense
          allowances,   bonuses,   wholesaler  fees,   training   allowances  or
          additional compensation for the Policies.

     The greater the percentage of supplemental coverage the owner selects when applying for a Policy or for future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

     At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 99% of the premiums we receive in the first Policy year.

     The  target  premium  is an amount of level  annual  premium  that would be
necessary  to  support  the  benefits  under  your  Policy,   based  on  certain
assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of US Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     THE PURPOSE OF THIS SECTION IS TO PROVIDE YOU WITH INFORMATION TO HELP CLARIFY CERTAIN DISCUSSION FOUND IN THE RELATED PROSPECTUS. MANY TOPICS, SUCH AS POLICY SALES LOADS AND INCREASES IN YOUR POLICY'S DEATH BENEFIT, HAVE BEEN FULLY DESCRIBED IN THE RELATED PROSPECTUS. FOR ANY TOPICS THAT WE DO NOT DISCUSS IN THIS SAI, PLEASE SEE THE RELATED PROSPECTUS.

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount of risk.

     Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

     Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

     Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit.

MORE ABOUT THE FIXED ACCOUNT

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of US Life in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate shown on your Policy Schedule.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Tim Donovan, who is an actuary of US Life. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, US Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for the Separate Account USL VL-R and US Life. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and American Home.

     You may obtain a free copy of these financial statements if you write us at our VUL Administration Department or call us at 1-800-251-3720. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The financial statements of Separate Account USL VL-R as of December 31, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional
Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

US LIFE FINANCIAL STATEMENTS

     The financial statements of US Life as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

     The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2013 and 2012, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2013, included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     You should consider the financial statements of US Life that we include in this SAI as bearing on the ability of US Life to meet its obligations under the Policies.

      You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor to meet its obligations under the guarantee of insurance obligations under Policies issued prior to April 30, 2010 at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

     On February 18, 2014, AIG and US Life entered into an Amended and Restated Unconditional Capital Maintenance Agreement ("CMA"). As a result, the financial statements of AIG are incorporated by reference below. Among other things, the CMA provides that AIG would maintain US Life's total adjusted capital at or above a certain specified minimum percentage of US Life's projected company action level risk-based capital (as defined under applicable insurance laws). AIG does not underwrite any contracts referenced herein.

     The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

     . Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

     The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

     . Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

     American International Group, Inc. does not underwrite any insurance policy referenced herein.

     You should consider the financial statements of US Life that we include in this SAI as bearing on the ability of US Life to meet its obligations under the Policies.

     You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

 LOGO

                                              Variable Universal Life Insurance
                                                      Separate Account USL VL-R

                                                                           2013

                                                                  Annual Report

                                                              December 31, 2013

               The United States Life Insurance Company in the City of New York

[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The United States Life Insurance Company in the City of New York and Contract Owners of
The United States Life Insurance Company in the City of New York Separate Account USL VL-R

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of The United States Life Insurance Company in the City of New York Separate Account USL VL-R at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The United States Life Insurance Company in the City of New York; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2013 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2014

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013


                                                                                              Due from (to) The United
                                                                              Investment       States Life Insurance
                                                                         securities - at fair  Company in the City of
Divisions                                                                       value                 New York         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares                        $  1,406                  $-             $  1,406
Alger Mid Cap Growth Portfolio - Class I-2 Shares                                   286                   -                  286
American Century VP Value Fund - Class I                                         55,992                   -               55,992
Dreyfus IP MidCap Stock Portfolio - Initial Shares                                4,704                   -                4,704
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares                   28,358                   -               28,358
Dreyfus VIF Quality Bond Portfolio - Initial Shares                              12,351                   -               12,351
Fidelity VIP Asset Manager Portfolio - Service Class 2                            6,554                   -                6,554
Fidelity VIP Contrafund Portfolio - Service Class 2                              53,801                   -               53,801
Fidelity VIP Equity-Income Portfolio - Service Class 2                            6,599                   -                6,599
Fidelity VIP Growth Portfolio - Service Class 2                                  38,095                   -               38,095
Fidelity VIP Mid Cap Portfolio - Service Class 2                                 16,638                   -               16,638
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2            20,767                   -               20,767
Franklin Templeton Franklin U.S. Government Fund - Class 2                      113,205                   -              113,205
Franklin Templeton Mutual Shares Securities Fund - Class 2                       12,306                   -               12,306
Franklin Templeton Templeton Foreign Securities Fund - Class 2                   32,755                   -               32,755
Invesco V.I. Core Equity Fund - Series I                                         64,607                   -               64,607
Invesco V.I. International Growth Fund - Series I                                39,283                   -               39,283
Invesco Van Kampen V.I. Growth and Income Fund - Series I                        10,609                   -               10,609
Janus Aspen Overseas Portfolio - Service Shares                                  35,045                   -               35,045
Janus Aspen Worldwide Portfolio - Service Shares                                  6,143                   -                6,143
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                          196                   -                  196
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                      27,129                   -               27,129
MFS VIT Core Equity Series - Initial Class                                          369                   -                  369
MFS VIT Growth Series - Initial Class                                            61,574                   -               61,574
MFS VIT New Discovery Series - Initial Class                                      3,362                   -                3,362
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                           6,609                   -                6,609
Oppenheimer Global Securities Fund/VA - Non-Service Shares                       21,162                   -               21,162
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class           6,306                   -                6,306
PIMCO VIT Real Return Portfolio - Administrative Class                           15,420                   -               15,420
PIMCO VIT Short-Term Portfolio - Administrative Class                             7,659                   -                7,659
PIMCO VIT Total Return Portfolio - Administrative Class                          53,599                   -               53,599
Pioneer Fund VCT Portfolio - Class I                                              4,245                   -                4,245
Pioneer Growth Opportunities VCT Portfolio - Class I                             11,454                   -               11,454
Putnam VT Diversified Income Fund - Class IB                                      2,812                   -                2,812
Putnam VT Growth and Income Fund - Class IB                                      18,060                   -               18,060
Putnam VT International Value Fund - Class IB                                    15,019                   -               15,019
Putnam VT Small Cap Value Fund - Class IB                                         1,408                   -                1,408
UIF Growth Portfolio - Class I Shares                                            56,111                   -               56,111
VALIC Company I International Equities Fund                                         145                   -                  145
VALIC Company I Mid Cap Index Fund                                               32,385                   -               32,385
VALIC Company I Money Market I Fund                                               1,516                   -                1,516
VALIC Company I Nasdaq-100 Index Fund                                            27,081                   -               27,081
VALIC Company I Science & Technology Fund                                        15,947                   -               15,947
VALIC Company I Small Cap Index Fund                                              1,607                   -                1,607
VALIC Company I Stock Index Fund                                                 79,017                   -               79,017
Vanguard VIF High Yield Bond Portfolio                                           48,685                   -               48,685
Vanguard VIF REIT Index Portfolio                                                68,193                   -               68,193

                            See accompanying notes.

                                 USL VL-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013


                                   A           B            A+B=C           D              E             F           C+D+E+F

                                         Mortality and                                             Net change in     INCREASE
                               Dividends  expense risk                               Capital gain    unrealized   (DECREASE) IN
                                 from         and            NET       Net realized  distributions  appreciation    NET ASSETS
                                mutual   administrative  INVESTMENT   gain (loss) on  from mutual  (depreciation) RESULTING FROM
Divisions                        funds      charges     INCOME (LOSS)  investments       funds     of investments   OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation
 Portfolio - Class I-2 Shares   $    5       $  (9)        $   (4)       $   122        $  143        $   116        $   377
Alger Mid Cap Growth
 Portfolio - Class I-2 Shares        1          (1)             -              5             -             61             66
American Century VP Value
 Fund - Class I                    814        (298)           516          1,240             -         10,897         12,653
Dreyfus IP MidCap Stock
 Portfolio - Initial Shares         88         (30)            58            731             -            734          1,523
Dreyfus VIF Opportunistic
 Small Cap Portfolio -
 Initial Shares                      -        (114)          (114)           361             -          8,583          8,830
Dreyfus VIF Quality Bond
 Portfolio - Initial Shares        355         (64)           291            118             -           (675)          (266)
Fidelity VIP Asset Manager
 Portfolio - Service Class 2        95        (179)           (84)         5,707            15         (1,497)         4,141
Fidelity VIP Contrafund
 Portfolio - Service Class 2       405        (255)           150          1,609            14         10,571         12,344
Fidelity VIP Equity-Income
 Portfolio - Service Class 2       141         (79)            62          3,326           458            346          4,192
Fidelity VIP Growth Portfolio
 - Service Class 2                  15        (202)          (187)         1,071            24          8,963          9,871
Fidelity VIP Mid Cap
 Portfolio - Service Class 2        41         (89)           (48)           227         1,908          1,931          4,018
Franklin Templeton Franklin
 Small Cap Value Securities
 Fund - Class 2                    219        (114)           105            407           283          4,340          5,135
Franklin Templeton Franklin
 U.S. Government Fund - Class
 2                               3,350        (620)         2,730           (523)            -         (5,566)        (3,359)
Franklin Templeton Mutual
 Shares Securities Fund -
 Class 2                           229         (72)           157          1,205             -          1,419          2,781
Franklin Templeton Templeton
 Foreign Securities Fund -
 Class 2                           681        (194)           487            953             -          4,494          5,934
Invesco V.I. Core Equity Fund
 - Series I                        821        (299)           522            498             -         13,160         14,180
Invesco V.I. High Yield Fund
 - Series I                          -           -              -              -             -              -              -
Invesco V.I. International
 Growth Fund - Series I            437        (220)           217          1,621             -          4,613          6,451
Invesco Van Kampen V.I.
 Growth and Income Fund -
 Series I                          136         (54)            82            811            80          1,565          2,538
Janus Aspen Overseas
 Portfolio - Service Shares      1,066        (181)           885         (1,551)            -          5,166          4,500
Janus Aspen Worldwide
 Portfolio - Service Shares         57         (27)            30            119             -          1,136          1,285
JPMorgan Insurance Trust Mid
 Cap Value Portfolio - Class 1       2          (1)             1              -             2             45             48
JPMorgan Insurance Trust
 Small Cap Core Portfolio -
 Class 1                           344        (258)            86         10,929             -          4,823         15,838
MFS VIT Core Equity Series -
 Initial Class                       2          (3)            (1)           324             -            (47)           276
MFS VIT Growth Series -
 Initial Class                     126        (320)          (194)         7,250           399         11,914         19,369
MFS VIT New Discovery Series
 - Initial Class                     -         (17)           (17)           126            24            830            963
Neuberger Berman AMT Mid-Cap
 Growth Portfolio - Class I          -         (28)           (28)           670             -            863          1,505
Oppenheimer Global Securities
 Fund/ VA - Non-Service Shares     238        (118)           120            568             -          3,429          4,117
PIMCO VIT CommodityRealReturn
 Strategy Portfolio -
 Administrative Class              104         (44)            60           (296)            -           (789)        (1,025)
PIMCO VIT Real Return
 Portfolio - Administrative
 Class                             318        (182)           136           (210)          127         (3,789)        (3,736)
PIMCO VIT Short-Term
 Portfolio - Administrative
 Class                             127        (100)            27             93             -           (126)            (6)
PIMCO VIT Total Return
 Portfolio - Administrative
 Class                           1,204        (314)           890            457           469         (3,121)        (1,305)
Pioneer Fund VCT Portfolio -
 Class I                            47         (18)            29             20           168            794          1,011
Pioneer Growth Opportunities
 VCT Portfolio - Class I             -         (49)           (49)           470           405          2,469          3,295
Putnam VT Diversified Income
 Fund - Class IB                    83         (14)            69            (21)            -            137            185
Putnam VT Growth and Income
 Fund - Class IB                   240         (79)           161            817             -          3,576          4,554
Putnam VT International Value
 Fund - Class IB                   516         (86)           430            914             -          1,865          3,209
Putnam VT Small Cap Value
 Fund - Class IB                    11          (9)             2            131            19            250            402
UIF Growth Portfolio - Class
 I Shares                          205        (223)           (18)           500         1,707         15,666         17,855
VALIC Company I International
 Equities Fund                       -           -              -              5             -             13             18
VALIC Company I Mid Cap Index
 Fund                                -        (145)          (145)           299             -          7,775          7,929
VALIC Company I Money Market
 I Fund                              -          (8)            (8)             -             -              -             (8)
VALIC Company I Nasdaq-100
 Index Fund                          -        (150)          (150)           552             -          6,528          6,930
VALIC Company I Science &
 Technology Fund                     -         (69)           (69)           448             -          4,440          4,819

                            See accompanying notes.

                                 USL VL-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2013

                                   A           B            A+B=C           D              E             F           C+D+E+F

                                         Mortality and                                             Net change in     INCREASE
                               Dividends  expense risk                               Capital gain    unrealized   (DECREASE) IN
                                 from         and            NET       Net realized  distributions  appreciation    NET ASSETS
                                mutual   administrative  INVESTMENT   gain (loss) on  from mutual  (depreciation) RESULTING FROM
Divisions                        funds      charges     INCOME (LOSS)  investments       funds     of investments   OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
VALIC Company I Small Cap
 Index Fund                     $    -       $(164)        $ (164)       $14,503        $    -        $(4,039)       $10,300
VALIC Company I Stock Index
 Fund                                -        (363)          (363)         1,307             -         18,426         19,370
Vanguard VIF High Yield Bond
 Portfolio                       1,998        (223)         1,775             86             -           (263)         1,598
Vanguard VIF REIT Index
 Portfolio                       1,223        (344)           879          1,515         1,463         (3,308)           549

                            See accompanying notes.

                                 USL VL-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2013

                                                                                Net Asset
                                                                                Value Per Value of Shares   Cost of
Divisions                                                                Shares   Share    at Fair Value  Shares Held Level /(1)/
---------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares                     19   $73.41      $  1,406      $  1,263       1
Alger Mid Cap Growth Portfolio - Class I-2 Shares                           16    18.35           286           211       1
American Century VP Value Fund - Class I                                 6,626     8.45        55,992        41,142       1
Dreyfus IP MidCap Stock Portfolio - Initial Shares                         225    20.87         4,704         3,420       1
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares             603    47.03        28,358        19,088       1
Dreyfus VIF Quality Bond Portfolio - Initial Shares                      1,042    11.85        12,351        12,261       1
Fidelity VIP Asset Manager Portfolio - Service Class 2                     387    16.94         6,554         5,751       1
Fidelity VIP Contrafund Portfolio - Service Class 2                      1,593    33.77        53,801        38,544       1
Fidelity VIP Equity-Income Portfolio - Service Class 2                     288    22.88         6,599         6,043       1
Fidelity VIP Growth Portfolio - Service Class 2                            673    56.57        38,095        25,154       1
Fidelity VIP Mid Cap Portfolio - Service Class 2                           467    35.60        16,638        15,093       1
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2      863    24.07        20,767        14,807       1
Franklin Templeton Franklin U.S. Government Fund - Class 2               8,949    12.65       113,205       120,739       1
Franklin Templeton Mutual Shares Securities Fund - Class 2                 569    21.63        12,306         9,884       1
Franklin Templeton Templeton Foreign Securities Fund - Class 2           1,900    17.24        32,755        26,798       1
Invesco V.I. Core Equity Fund - Series I                                 1,681    38.43        64,607        47,801       1
Invesco V.I. International Growth Fund - Series I                        1,112    35.32        39,283        32,334       1
Invesco Van Kampen V.I. Growth and Income Fund - Series I                  404    26.29        10,609         8,293       1
Janus Aspen Overseas Portfolio - Service Shares                            856    40.92        35,045        39,538       1
Janus Aspen Worldwide Portfolio - Service Shares                           160    38.40         6,143         4,444       1
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                  19    10.57           196           127       1
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1              1,129    24.03        27,129        15,612       1
MFS VIT Core Equity Series - Initial Class                                  16    23.56           369           352       1
MFS VIT Growth Series - Initial Class                                    1,576    39.07        61,574        42,721       1
MFS VIT New Discovery Series - Initial Class                               152    22.07         3,362         2,668       1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                    161    41.07         6,609         5,484       1
Oppenheimer Global Securities Fund/VA - Non-Service Shares                 518    40.86        21,162        16,419       1
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class  1,054     5.98         6,306         7,864       1
PIMCO VIT Real Return Portfolio - Administrative Class                   1,224    12.60        15,420        16,653       1
PIMCO VIT Short-Term Portfolio - Administrative Class                      746    10.27         7,659         7,619       1
PIMCO VIT Total Return Portfolio - Administrative Class                  4,882    10.98        53,599        55,436       1
Pioneer Fund VCT Portfolio - Class I                                       162    26.25         4,245         3,502       1
Pioneer Growth Opportunities VCT Portfolio - Class I                       349    32.78        11,454         8,430       1
Putnam VT Diversified Income Fund - Class IB                               371     7.57         2,812         2,777       1
Putnam VT Growth and Income Fund - Class IB                                755    23.91        18,060        13,477       1
Putnam VT International Value Fund - Class IB                            1,358    11.06        15,019        11,574       1
Putnam VT Small Cap Value Fund - Class IB                                   68    20.84         1,408         1,113       1
UIF Growth Portfolio - Class I Shares                                    1,808    31.03        56,111        40,851       1
VALIC Company I International Equities Fund                                 20     7.33           145           127       1
VALIC Company I Mid Cap Index Fund                                       1,161    27.90        32,385        24,962       1
VALIC Company I Money Market I Fund                                      1,516     1.00         1,516         1,516       1
VALIC Company I Nasdaq-100 Index Fund                                    3,201     8.46        27,081        20,356       1
VALIC Company I Science & Technology Fund                                  662    24.08        15,947        10,475       1
VALIC Company I Small Cap Index Fund                                        74    21.60         1,607         1,016       1
VALIC Company I Stock Index Fund                                         2,295    34.43        79,017        57,834       1
Vanguard VIF High Yield Bond Portfolio                                   5,908     8.24        48,685        46,140       1
Vanguard VIF REIT Index Portfolio                                        5,745    11.87        68,193        64,613       1

/(1)/Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            see accompanying notes.

                                 USL VL-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                       Divisions
                                         --------------------------------------------------------------------
                                         Alger Capital
                                         Appreciation                                          Dreyfus IP
                                          Portfolio -    Alger Mid Cap    American Century    MidCap Stock
                                           Class I-2   Growth Portfolio - VP Value Fund -  Portfolio - Initial
                                            Shares      Class I-2 Shares      Class I            Shares

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)               $   (4)           $  -            $   516            $    58
 Net realized gain (loss) on investments       122               5              1,240                731
 Capital gain distributions from mutual
   funds                                       143               -                  -                  -
 Net change in unrealized appreciation
   (depreciation) of investments               116              61             10,897                734
                                            ------            ----            -------            -------
Increase (decrease) in net assets
 resulting from operations                     377              66             12,653              1,523
                                            ------            ----            -------            -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                  942              57              7,440              4,740
 Net transfers from (to) other
   Divisions or fixed rate option               (1)              -               (125)                 3
 Cost of insurance and other charges          (763)            (26)            (2,527)            (3,772)
 Administrative charges                        (47)             (3)              (323)              (132)
 Policy loans                                    -               -                  -                  -
 Death benefit                                   -               -                  -                  -
 Withdrawals                                     -               -                  -             (3,282)
                                            ------            ----            -------            -------
Increase (decrease) in net assets
 resulting from principal transactions         131              28              4,465             (2,443)
                                            ------            ----            -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS        508              94             17,118               (920)

NET ASSETS:
 Beginning of year                             898             192             38,874              5,624
                                            ------            ----            -------            -------
 End of year                                $1,406            $286            $55,992            $ 4,704
                                            ======            ====            =======            =======
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)               $    3            $ (1)           $   473            $    (2)
 Net realized gain (loss) on investments        69               -                519                638
 Capital gain distributions from mutual
   funds                                         -               -                  -                  -
 Net change in unrealized appreciation
   (depreciation) of investments                39              23              3,534                534
                                            ------            ----            -------            -------
Increase (decrease) in net assets
 resulting from operations                     111              22              4,526              1,170
                                            ------            ----            -------            -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                  942              57              7,456              4,219
 Net transfers from (to) other
   Divisions or fixed rate option                -               -              1,940             (2,691)
 Cost of insurance and other charges          (745)            (26)            (3,206)            (4,364)
 Administrative charges                        (47)             (3)              (324)              (123)
 Policy loans                                    -               -               (701)                 -
 Death benefit                                   -               -                  -                  -
 Withdrawals                                     -               -               (455)                 -
                                            ------            ----            -------            -------
Increase (decrease) in net assets
 resulting from principal transactions         150              28              4,710             (2,959)
                                            ------            ----            -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS        261              50              9,236             (1,789)

NET ASSETS:
 Beginning of year                             637             142             29,638              7,413
                                            ------            ----            -------            -------
 End of year                                $  898            $192            $38,874            $ 5,624
                                            ======            ====            =======            =======

                            See accompanying notes.

                                 USL VL-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                           Divisions
                                         -----------------------------------------------------------------------------
                                             Dreyfus VIF
                                            Opportunistic        Dreyfus VIF                           Fidelity VIP
                                              Small Cap         Quality Bond     Fidelity VIP Asset     Contrafund
                                         Portfolio - Initial Portfolio - Initial Manager Portfolio  Portfolio - Service
                                               Shares              Shares        - Service Class 2        Class 2

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                  $  (114)            $   291            $    (84)           $   150
 Net realized gain (loss) on investments           361                 118               5,707              1,609
 Capital gain distributions from mutual
   funds                                             -                   -                  15                 14
 Net change in unrealized appreciation
   (depreciation) of investments                 8,583                (675)             (1,497)            10,571
                                               -------             -------            --------            -------
Increase (decrease) in net assets
 resulting from operations                       8,830                (266)              4,141             12,344
                                               -------             -------            --------            -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                    4,692                 674               1,932              7,105
 Net transfers from (to) other
   Divisions or fixed rate option                   (7)                  -                (158)               (52)
 Cost of insurance and other charges            (2,405)               (876)             (3,166)            (5,746)
 Administrative charges                           (117)                (17)                (97)              (272)
 Policy loans                                      141                  (5)             (2,079)                49
 Death benefit                                       -                   -                   -                  -
 Withdrawals                                         -                   -             (42,214)                 -
                                               -------             -------            --------            -------
Increase (decrease) in net assets
 resulting from principal transactions           2,304                (224)            (45,782)             1,084
                                               -------             -------            --------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         11,134                (490)            (41,641)            13,428

NET ASSETS:
 Beginning of year                              17,224              12,841              48,195             40,373
                                               -------             -------            --------            -------
 End of year                                   $28,358             $12,351            $  6,554            $53,801
                                               =======             =======            ========            =======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                  $   (87)            $   311            $    378            $   219
 Net realized gain (loss) on investments           190                  45                 142              1,041
 Capital gain distributions from mutual
   funds                                             -                   -                 357                  -
 Net change in unrealized appreciation
   (depreciation) of investments                 2,830                 441               4,042              4,457
                                               -------             -------            --------            -------
Increase (decrease) in net assets
 resulting from operations                       2,933                 797               4,919              5,717
                                               -------             -------            --------            -------
PRINCIPAL TRANSACTIONS:
 Net premiums                                    3,774                 420               7,163              7,549
 Net transfers from (to) other
   Divisions or fixed rate option                   (1)                 (2)             (1,266)            (1,398)
 Cost of insurance and other charges            (2,459)               (874)             (4,440)            (6,721)
 Administrative charges                            (94)                (11)               (224)              (314)
 Policy loans                                      (13)                 (4)                  -               (918)
 Death benefit                                       -                   -                   -                  -
 Withdrawals                                    (1,740)                  -                   -               (749)
                                               -------             -------            --------            -------
Increase (decrease) in net assets
 resulting from principal transactions            (533)               (471)              1,233             (2,551)
                                               -------             -------            --------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS          2,400                 326               6,152              3,166

NET ASSETS:
 Beginning of year                              14,824              12,515              42,043             37,207
                                               -------             -------            --------            -------
 End of year                                   $17,224             $12,841            $ 48,195            $40,373
                                               =======             =======            ========            =======

                            See accompanying notes.

                                 USL VL-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                   Divisions
                                                   ------------------------------------------------------------------------
                                                      Fidelity VIP        Fidelity VIP    Fidelity VIP Mid     Franklin
                                                      Equity-Income    Growth Portfolio - Cap Portfolio -      Templeton
                                                   Portfolio - Service  Service Class 2   Service Class 2   Franklin Small
                                                         Class 2                                               Cap Value
                                                                                                           Securities Fund -
                                                                                                                Class 2
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                           $     62            $  (187)          $   (48)          $   105
 Net realized gain (loss) on investments                   3,326              1,071               227               407
 Capital gain distributions from mutual funds                458                 24             1,908               283
 Net change in unrealized appreciation
   (depreciation) of investments                             346              8,963             1,931             4,340
                                                        --------            -------           -------           -------
Increase (decrease) in net assets resulting from
 operations                                                4,192              9,871             4,018             5,135
                                                        --------            -------           -------           -------
PRINCIPAL TRANSACTIONS:
 Net premiums                                                733              2,446             5,431             3,927
 Net transfers from (to) other Divisions or fixed
   rate option                                                 7                 (3)             (365)             (321)
 Cost of insurance and other charges                        (574)            (2,068)           (2,293)           (1,258)
 Administrative charges                                      (28)              (116)             (272)             (196)
 Policy loans                                                  -                 49                 -                 -
 Death benefit                                                 -                  -                 -                 -
 Withdrawals                                             (17,310)                 -                 -                 -
                                                        --------            -------           -------           -------
Increase (decrease) in net assets resulting from
 principal transactions                                  (17,172)               308             2,501             2,152
                                                        --------            -------           -------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (12,980)            10,179             6,519             7,287

NET ASSETS:
 Beginning of year                                        19,579             27,916            10,119            13,480
                                                        --------            -------           -------           -------
 End of year                                            $  6,599            $38,095           $16,638           $20,767
                                                        ========            =======           =======           =======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                           $    416            $   (77)          $   (19)          $    12
 Net realized gain (loss) on investments                   2,490                227                 1                35
 Capital gain distributions from mutual funds              1,481                  -               809                 -
 Net change in unrealized appreciation
   (depreciation) of investments                            (854)             3,197               135             1,706
                                                        --------            -------           -------           -------
Increase (decrease) in net assets resulting from
 operations                                                3,533              3,347               926             1,753
                                                        --------            -------           -------           -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                                805              2,446             5,309             3,649
 Net transfers from (to) other Divisions or fixed
   rate option                                            (8,330)                (1)            2,690             1,330
 Cost of insurance and other charges                      (1,118)            (2,233)           (2,519)           (1,402)
 Administrative charges                                      (31)              (116)             (265)             (182)
 Policy loans                                                  -                 17              (701)                -
 Death benefit                                                 -                  -                 -                 -
 Withdrawals                                              (2,733)                 -              (786)                -
                                                        --------            -------           -------           -------
Increase (decrease) in net assets resulting from
 principal transactions                                  (11,407)               113             3,728             3,395
                                                        --------            -------           -------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (7,874)             3,460             4,654             5,148

NET ASSETS:
 Beginning of year                                        27,453             24,456             5,465             8,332
                                                        --------            -------           -------           -------
 End of year                                            $ 19,579            $27,916           $10,119           $13,480
                                                        ========            =======           =======           =======

                            See accompanying notes.

                                 USL VL-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                 Divisions
                                                   --------------------------------------------------------------------
                                                      Franklin         Franklin          Franklin      Invesco V.I. Core
                                                      Templeton    Templeton Mutual      Templeton       Equity Fund -
                                                    Franklin U.S.  Shares Securities     Templeton         Series I
                                                   Government Fund  Fund - Class 2        Foreign
                                                      - Class 2                      Securities Fund -
                                                                                          Class 2

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                         $   2,730        $    157           $   487           $   522
 Net realized gain (loss) on investments                   (523)          1,205               953               498
 Capital gain distributions from mutual funds                 -               -                 -                 -
 Net change in unrealized appreciation
   (depreciation) of investments                         (5,566)          1,419             4,494            13,160
                                                      ---------        --------           -------           -------
Increase (decrease) in net assets resulting from
 operations                                              (3,359)          2,781             5,934            14,180
                                                      ---------        --------           -------           -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                             2,358           3,630             5,887             5,125
 Net transfers from (to) other Divisions or fixed
   rate option                                                -               1                 -                (2)
 Cost of insurance and other charges                     (9,806)         (3,376)           (3,112)           (3,016)
 Administrative charges                                    (113)           (123)             (232)             (152)
 Policy loans                                                 -               -                 -                 -
 Death benefit                                                -               -                 -                 -
 Withdrawals                                                  -          (1,424)           (1,665)                -
                                                      ---------        --------           -------           -------
Increase (decrease) in net assets resulting from
 principal transactions                                  (7,561)         (1,292)              878             1,955
                                                      ---------        --------           -------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (10,920)          1,489             6,812            16,135

NET ASSETS:
 Beginning of year                                      124,125          10,817            25,943            48,472
                                                      ---------        --------           -------           -------
 End of year                                          $ 113,205        $ 12,306           $32,755           $64,607
                                                      =========        ========           =======           =======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                         $   2,439        $    (53)          $   552           $   220
 Net realized gain (loss) on investments                  8,096          (5,874)             (165)              131
 Capital gain distributions from mutual funds                 -               -                 -                 -
 Net change in unrealized appreciation
   (depreciation) of investments                         (7,468)          7,855             3,322             5,236
                                                      ---------        --------           -------           -------
Increase (decrease) in net assets resulting from
 operations                                               3,067           1,928             3,709             5,587
                                                      ---------        --------           -------           -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                             2,358           3,298             5,555             5,480
 Net transfers from (to) other Divisions or fixed
   rate option                                             (114)            386                (1)                -
 Cost of insurance and other charges                    (10,937)         (4,072)           (3,792)           (3,031)
 Administrative charges                                    (113)           (115)             (223)             (161)
 Policy loans                                                 -               -                 -                 -
 Death benefit                                                -               -                 -                 -
 Withdrawals                                           (147,686)        (86,495)                -                 -
                                                      ---------        --------           -------           -------
Increase (decrease) in net assets resulting from
 principal transactions                                (156,492)        (86,998)            1,539             2,288
                                                      ---------        --------           -------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (153,425)        (85,070)            5,248             7,875

NET ASSETS:
 Beginning of year                                      277,550          95,887            20,695            40,597
                                                      ---------        --------           -------           -------
 End of year                                          $ 124,125        $ 10,817           $25,943           $48,472
                                                      =========        ========           =======           =======

                            See accompanying notes.

                                 USL VL-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                Divisions
                                                   ------------------------------------------------------------------
                                                   Invesco V.I.   Invesco Van      Janus Aspen         Janus Aspen
                                                   International  Kampen V.I.       Overseas            Worldwide
                                                   Growth Fund -  Growth and   Portfolio - Service Portfolio - Service
                                                     Series I    Income Fund -       Shares              Shares
                                                                   Series I
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                         $   217       $    82          $   885             $   30
 Net realized gain (loss) on investments                1,621           811           (1,551)               119
 Capital gain distributions from mutual funds               -            80                -                  -
 Net change in unrealized appreciation
   (depreciation) of investments                        4,613         1,565            5,166              1,136
                                                      -------       -------          -------             ------
Increase (decrease) in net assets resulting from
 operations                                             6,451         2,538            4,500              1,285
                                                      -------       -------          -------             ------

PRINCIPAL TRANSACTIONS:
 Net premiums                                           5,875         2,320            1,896                666
 Net transfers from (to) other Divisions or fixed
   rate option                                            (20)            -           (2,823)                 2
 Cost of insurance and other charges                   (3,933)       (1,694)          (2,235)              (513)
 Administrative charges                                  (180)          (87)             (95)               (17)
 Policy loans                                              49             -               49                  -
 Death benefit                                              -             -                -                  -
 Withdrawals                                           (9,364)            -                -                  -
                                                      -------       -------          -------             ------
Increase (decrease) in net assets resulting from
 principal transactions                                (7,573)          539           (3,208)               138
                                                      -------       -------          -------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,122)        3,077            1,292              1,423

NET ASSETS:
 Beginning of year                                     40,405         7,532           33,753              4,720
                                                      -------       -------          -------             ------
 End of year                                          $39,283       $10,609          $35,045             $6,143
                                                      =======       =======          =======             ======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                         $   358       $    64          $    40             $   13
 Net realized gain (loss) on investments                1,089           145           (1,133)                22
 Capital gain distributions from mutual funds               -             -            3,496                  -
 Net change in unrealized appreciation
   (depreciation) of investments                        4,445           639              391                702
                                                      -------       -------          -------             ------
Increase (decrease) in net assets resulting from
 operations                                             5,892           848            2,794                737
                                                      -------       -------          -------             ------

PRINCIPAL TRANSACTIONS:
 Net premiums                                           6,263         2,335            1,896                666
 Net transfers from (to) other Divisions or fixed
   rate option                                         (4,520)            -            8,089                  -
 Cost of insurance and other charges                   (4,621)       (1,675)          (2,555)              (493)
 Administrative charges                                  (201)          (87)             (95)               (17)
 Policy loans                                            (684)            -               17                  -
 Death benefit                                              -             -                -                  -
 Withdrawals                                           (4,506)            -                -                  -
                                                      -------       -------          -------             ------
Increase (decrease) in net assets resulting from
 principal transactions                                (8,269)          573            7,352                156
                                                      -------       -------          -------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (2,377)        1,421           10,146                893

NET ASSETS:
 Beginning of year                                     42,782         6,111           23,607              3,827
                                                      -------       -------          -------             ------
 End of year                                          $40,405       $ 7,532          $33,753             $4,720
                                                      =======       =======          =======             ======

                            See accompanying notes.

                                 USL VL-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                   Divisions
                                                    -----------------------------------------------------------------------
                                                         JPMorgan            JPMorgan        MFS VIT Core    MFS VIT Growth
                                                      Insurance Trust     Insurance Trust   Equity Series - Series - Initial
                                                       Mid Cap Value      Small Cap Core     Initial Class       Class
                                                    Portfolio - Class 1 Portfolio - Class 1

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                             $  1              $     86           $    (1)        $   (194)
  Net realized gain (loss) on investments                     -                10,929               324            7,250
  Capital gain distributions from mutual funds                2                     -                 -              399
  Net change in unrealized appreciation
   (depreciation) of investments                             45                 4,823               (47)          11,914
                                                           ----              --------           -------         --------
Increase (decrease) in net assets resulting from
  operations                                                 48                15,838               276           19,369
                                                           ----              --------           -------         --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                -                 5,385             2,096            4,969
  Net transfers from (to) other Divisions or
   fixed rate option                                         (2)                   64                 1               82
  Cost of insurance and other charges                         -                (4,949)           (1,809)          (4,617)
  Administrative charges                                      -                  (164)              (52)            (124)
  Policy loans                                                -                     -                 -                -
  Death benefit                                               -                     -                 -                -
  Withdrawals                                                 -               (41,423)           (1,726)         (21,039)
                                                           ----              --------           -------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                     (2)              (41,087)           (1,490)         (20,729)
                                                           ----              --------           -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      46               (25,249)           (1,214)          (1,360)

NET ASSETS:
  Beginning of year                                         150                52,378             1,583           62,934
                                                           ----              --------           -------         --------
  End of year                                              $196              $ 27,129           $   369         $ 61,574
                                                           ====              ========           =======         ========

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                             $  1              $   (215)          $     5         $   (349)
  Net realized gain (loss) on investments                     -                 6,233               130            5,459
  Capital gain distributions from mutual funds                -                     -                 -                -
  Net change in unrealized appreciation
   (depreciation) of investments                             24                 4,072               102            5,345
                                                           ----              --------           -------         --------
Increase (decrease) in net assets resulting from
  operations                                                 25                10,090               237           10,455
                                                           ----              --------           -------         --------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                -                 5,298             1,764            5,086
  Net transfers from (to) other Divisions or
   fixed rate option                                          -               (14,481)                -           (9,207)
  Cost of insurance and other charges                         -                (6,735)           (1,965)          (4,917)
  Administrative charges                                      -                  (177)              (44)            (127)
  Policy loans                                                -                  (934)                -                -
  Death benefit                                               -                     -                 -                -
  Withdrawals                                                 -                (3,831)                -           (3,523)
                                                           ----              --------           -------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                      -               (20,860)             (245)         (12,688)
                                                           ----              --------           -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      25               (10,770)               (8)          (2,233)

NET ASSETS:
   Beginning of year                                        125                63,148             1,591           65,167
                                                           ----              --------           -------         --------
   End of year                                             $150              $ 52,378           $ 1,583         $ 62,934
                                                           ====              ========           =======         ========

                            See accompanying notes.

                                 USL VL-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                  Divisions
                                                   -----------------------------------------------------------------------
                                                                                                               PIMCO VIT
                                                                                                             CommodityReal
                                                                           Neuberger         Oppenheimer    Return Strategy
                                                      MFS VIT New       Berman AMT Mid-   Global Securities   Portfolio -
                                                   Discovery Series -     Cap Growth       Fund/VA - Non-   Administrative
                                                     Initial Class    Portfolio - Class I  Service Shares        Class

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                            $  (17)            $   (28)           $   120          $    60
 Net realized gain (loss) on investments                    126                 670                568             (296)
 Capital gain distributions from mutual funds                24                   -                  -                -
 Net change in unrealized appreciation
   (depreciation) of investments                            830                 863              3,429             (789)
                                                         ------             -------            -------          -------
Increase (decrease) in net assets resulting from
 operations                                                 963               1,505              4,117           (1,025)
                                                         ------             -------            -------          -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                               224               3,006              5,910            2,126
 Net transfers from (to) other Divisions or fixed
   rate option                                                2                  (1)              (230)            (774)
 Cost of insurance and other charges                        (68)             (1,909)            (2,596)            (902)
 Administrative charges                                      (7)                (75)              (295)            (105)
 Policy loans                                                 -                   -                  -                -
 Death benefit                                                -                   -                  -                -
 Withdrawals                                                  -                   -                  -                -
                                                         ------             -------            -------          -------
Increase (decrease) in net assets resulting from
 principal transactions                                     151               1,021              2,789              345
                                                         ------             -------            -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,114               2,526              6,906             (680)

NET ASSETS:
 Beginning of year                                        2,248               4,083             14,256            6,986
                                                         ------             -------            -------          -------
 End of year                                             $3,362             $ 6,609            $21,162          $ 6,306
                                                         ======             =======            =======          =======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                            $  (15)            $   (29)           $   170          $    86
 Net realized gain (loss) on investments                     (8)                258                (11)             (83)
 Capital gain distributions from mutual funds               201                   -                  -              237
 Net change in unrealized appreciation
   (depreciation) of investments                            186                  96              1,850             (272)
                                                         ------             -------            -------          -------
Increase (decrease) in net assets resulting from
 operations                                                 364                 325              2,009              (32)
                                                         ------             -------            -------          -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                               224               2,097              5,493            1,339
 Net transfers from (to) other Divisions or fixed
   rate option                                                1                   -              1,981            3,676
 Cost of insurance and other charges                        (71)             (1,542)            (2,566)            (695)
 Administrative charges                                      (7)                (52)              (274)             (67)
 Policy loans                                                 -                   -                  -                -
 Death benefit                                                -                   -                  -                -
 Withdrawals                                                  -                   -                  -                -
                                                         ------             -------            -------          -------
Increase (decrease) in net assets resulting from
 principal transactions                                     147                 503              4,634            4,253
                                                         ------             -------            -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     511                 828              6,643            4,221

NET ASSETS:
 Beginning of year                                        1,737               3,255              7,613            2,765
                                                         ------             -------            -------          -------
 End of year                                             $2,248             $ 4,083            $14,256          $ 6,986
                                                         ======             =======            =======          =======

                            See accompanying notes.

                                 USL VL-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                 Divisions
                                                   ---------------------------------------------------------------------
                                                     PIMCO VIT Real   PIMCO VIT Short-  PIMCO VIT Total    Pioneer Fund
                                                   Return Portfolio - Term Portfolio - Return Portfolio - VCT Portfolio -
                                                     Administrative    Administrative    Administrative       Class I
                                                         Class             Class             Class

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                          $    136         $      27          $    890          $   29
  Net realized gain (loss) on investments                   (210)               93               457              20
  Capital gain distributions from mutual funds               127                 -               469             168
  Net change in unrealized appreciation
   (depreciation) of investments                          (3,789)             (126)           (3,121)            794
                                                        --------         ---------          --------          ------
Increase (decrease) in net assets resulting from
  operations                                              (3,736)               (6)           (1,305)          1,011
                                                        --------         ---------          --------          ------

PRINCIPAL TRANSACTIONS:
  Net premiums                                             2,469             7,686            14,308             400
  Net transfers from (to) other Divisions or
   fixed rate option                                     (23,703)           (8,787)              664               -
  Cost of insurance and other charges                     (3,771)           (9,918)           (9,808)           (157)
  Administrative charges                                     (63)             (213)             (518)            (10)
  Policy loans                                                 -                 -                 -               -
  Death benefit                                                -                 -                 -               -
  Withdrawals                                                  -                 -            (5,925)              -
                                                        --------         ---------          --------          ------
Increase (decrease) in net assets resulting from
  principal transactions                                 (25,068)          (11,232)           (1,279)            233
                                                        --------         ---------          --------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (28,804)         (11,238)            (2,584)          1,244

NET ASSETS:
  Beginning of year                                       44,224            18,897            56,183           3,001
                                                        --------         ---------          --------          ------
  End of year                                           $ 15,420         $   7,659          $ 53,599          $4,245
                                                        ========         =========          ========          ======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                          $    253         $      56          $  1,070          $   31
  Net realized gain (loss) on investments                    484                61               272              (1)
  Capital gain distributions from mutual funds             2,270                37             1,054             100
  Net change in unrealized appreciation
   (depreciation) of investments                             589               344             2,195             134
                                                        --------         ---------          --------          ------
Increase (decrease) in net assets resulting from
  operations                                               3,596               498             4,591             264
                                                        --------         ---------          --------          ------

PRINCIPAL TRANSACTIONS:
  Net premiums                                             1,660             3,205            12,942             400
  Net transfers from (to) other Divisions or
   fixed rate option                                      (3,711)           (1,049)             (738)              -
  Cost of insurance and other charges                     (4,043)          (10,565)          (10,745)           (161)
  Administrative charges                                     (43)             (103)             (477)            (10)
  Policy loans                                                 -                 -                 -               -
  Death benefit                                                -                 -                 -               -
  Withdrawals                                                  -                 -                 -               -
                                                        --------         ---------          --------          ------
Increase (decrease) in net assets resulting from
  principal transactions                                  (6,137)           (8,512)              982             229
                                                        --------         ---------          --------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (2,541)           (8,014)            5,573             493

NET ASSETS:
  Beginning of year                                       46,765            26,911            50,610           2,508
                                                        --------         ---------          --------          ------
  End of year                                           $ 44,224         $  18,897          $ 56,183          $3,001
                                                        ========         =========          ========          ======

                            See accompanying notes.

                                 USL VL-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                       Divisions
                                                               --------------------------------------------------------
                                                               Pioneer Growth    Putnam VT     Putnam VT     Putnam VT
                                                                Opportunities   Diversified   Growth and   International
                                                               VCT Portfolio - Income Fund - Income Fund - Value Fund -
                                                                   Class I       Class IB      Class IB      Class IB

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                                      $   (49)       $   69        $   161       $   430
 Net realized gain (loss) on investments                               470           (21)           817           914
 Capital gain distributions from mutual funds                          405             -              -             -
 Net change in unrealized appreciation (depreciation) of
   investments                                                       2,469           137          3,576         1,865
                                                                   -------        ------        -------       -------
Increase (decrease) in net assets resulting from operations          3,295           185          4,554         3,209
                                                                   -------        ------        -------       -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                                        1,338           400          2,161           760
 Net transfers from (to) other Divisions or fixed rate option            -             1             (1)           (2)
 Cost of insurance and other charges                                  (774)         (300)        (1,124)         (846)
 Administrative charges                                                (33)          (10)           (54)          (19)
 Policy loans                                                            -             -             (5)            -
 Death benefit                                                           -             -              -             -
 Withdrawals                                                             -             -              -        (7,022)
                                                                   -------        ------        -------       -------
Increase (decrease) in net assets resulting from principal
  transactions                                                         531            91            977        (7,129)
                                                                   -------        ------        -------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              3,826           276          5,531        (3,920)

NET ASSETS:
 Beginning of year                                                   7,628         2,536         12,529        18,939
                                                                   -------        ------        -------       -------
 End of year                                                       $11,454        $2,812        $18,060       $15,019
                                                                   =======        ======        =======       =======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                                      $   (41)       $  117        $   117       $   540
 Net realized gain (loss) on investments                                70           (36)            12          (516)
 Capital gain distributions from mutual funds                            -             -              -             -
 Net change in unrealized appreciation (depreciation) of
   investments                                                         390           163          1,740         3,632
                                                                   -------        ------        -------       -------
Increase (decrease) in net assets resulting from operations            419           244          1,869         3,656
                                                                   -------        ------        -------       -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                                        1,353           400          2,176           760
 Net transfers from (to) other Divisions or fixed rate option           (1)           (1)             -        (3,143)
 Cost of insurance and other charges                                  (772)         (288)        (1,143)       (1,038)
 Administrative charges                                                (34)          (10)           (54)          (19)
 Policy loans                                                            -             -             (4)            -
 Death benefit                                                           -             -              -             -
 Withdrawals                                                             -             -              -        (1,217)
                                                                   -------        ------        -------       -------
Increase (decrease) in net assets resulting from principal
  transactions                                                         546           101            975        (4,657)
                                                                   -------        ------        -------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                965           345          2,844        (1,001)

NET ASSETS:
 Beginning of year                                                   6,663         2,191          9,685        19,940
                                                                   -------        ------        -------       -------
 End of year                                                       $ 7,628        $2,536        $12,529       $18,939
                                                                   =======        ======        =======       =======

                            See accompanying notes.

                                 USL VL-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                       Divisions
                                                            --------------------------------------------------------------
                                                            Putnam VT Small    UIF Growth   VALIC Company I VALIC Company I
                                                            Cap Value Fund -  Portfolio -    International   Mid Cap Index
                                                                Class IB     Class I Shares  Equities Fund       Fund

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                                    $    2         $   (18)         $  -           $  (145)
 Net realized gain (loss) on investments                            131             500             5               299
 Capital gain distributions from mutual funds                        19           1,707             -                 -
 Net change in unrealized appreciation (depreciation) of
   investments                                                      250          15,666            13             7,775
                                                                 ------         -------          ----           -------
Increase (decrease) in net assets resulting from
  operations                                                        402          17,855            18             7,929
                                                                 ------         -------          ----           -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                                       886           5,401            59             4,136
 Net transfers from (to) other Divisions or fixed rate
   option                                                             -              (6)           (2)               (1)
 Cost of insurance and other charges                               (718)         (2,497)          (44)           (3,133)
 Administrative charges                                             (44)           (135)           (1)             (104)
 Policy loans                                                         -             141             -                 -
 Death benefit                                                        -               -             -                 -
 Withdrawals                                                          -               -             -                 -
                                                                 ------         -------          ----           -------
Increase (decrease) in net assets resulting from principal
  transactions                                                      124           2,904            12               898
                                                                 ------         -------          ----           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             526          20,759            30             8,827

NET ASSETS:
 Beginning of year                                                  882          35,352           115            23,558
                                                                 ------         -------          ----           -------
 End of year                                                     $1,408         $56,111          $145           $32,385
                                                                 ======         =======          ====           =======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                                    $   (2)        $  (174)         $  3           $   108
 Net realized gain (loss) on investments                             64             164            (4)              (59)
 Capital gain distributions from mutual funds                         -           1,593             -               812
 Net change in unrealized appreciation (depreciation) of
   investments                                                       40           2,512            15             2,758
                                                                 ------         -------          ----           -------
Increase (decrease) in net assets resulting from
  operations                                                        102           4,095            14             3,619
                                                                 ------         -------          ----           -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                                       886           4,289            59             3,822
 Net transfers from (to) other Divisions or fixed rate
   option                                                             -              (2)           (1)               (1)
 Cost of insurance and other charges                               (701)         (2,464)          (44)           (3,094)
 Administrative charges                                             (44)           (107)           (1)              (96)
 Policy loans                                                         -             (13)            -                 -
 Death benefit                                                        -               -             -                 -
 Withdrawals                                                          -               -             -            (2,376)
                                                                 ------         -------          ----           -------
Increase (decrease) in net assets resulting from principal
  transactions                                                      141           1,703            13            (1,745)
                                                                 ------         -------          ----           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             243           5,798            27             1,874

NET ASSETS:
 Beginning of year                                                  639          29,554            88            21,684
                                                                 ------         -------          ----           -------
 End of year                                                     $  882         $35,352          $115           $23,558
                                                                 ======         =======          ====           =======

                            See accompanying notes.

                                 USL VL-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                              Divisions
                                                   ---------------------------------------------------------------
                                                   VALIC Company I VALIC Company I  VALIC Company I VALIC Company I
                                                   Money Market I  Nasdaq-100 Index    Science &    Small Cap Index
                                                        Fund             Fund       Technology Fund      Fund

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                         $     (8)        $  (150)         $   (69)       $   (164)
 Net realized gain (loss) on investments                     -             552              448          14,503
 Capital gain distributions from mutual funds                -               -                -               -
 Net change in unrealized appreciation
   (depreciation) of investments                             -           6,528            4,440          (4,039)
                                                      --------         -------          -------        --------
Increase (decrease) in net assets resulting from
 operations                                                 (8)          6,930            4,819          10,300
                                                      --------         -------          -------        --------

PRINCIPAL TRANSACTIONS:
 Net premiums                                            2,483           3,037              181              88
 Net transfers from (to) other Divisions or fixed
   rate option                                             571              (2)               -         (43,068)
 Cost of insurance and other charges                    (2,695)           (787)            (899)           (915)
 Administrative charges                                    (72)           (143)              (5)             (4)
 Policy loans                                                -               -                -               -
 Death benefit                                               -               -                -               -
 Withdrawals                                                 -               -                -               -
                                                      --------         -------          -------        --------
Increase (decrease) in net assets resulting from
 principal transactions                                    287           2,105             (723)        (43,899)
                                                      --------         -------          -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    279           9,035            4,096         (33,599)

NET ASSETS:
 Beginning of year                                       1,237          18,046           11,851          35,206
                                                      --------         -------          -------        --------
 End of year                                          $  1,516         $27,081          $15,947        $  1,607
                                                      ========         =======          =======        ========

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                         $    (96)        $   (49)         $   (65)       $    265
 Net realized gain (loss) on investments                     -             483               75             450
 Capital gain distributions from mutual funds                -             426                -               -
 Net change in unrealized appreciation
   (depreciation) of investments                             -           1,980            1,274           4,393
                                                      --------         -------          -------        --------
Increase (decrease) in net assets resulting from
 operations                                                (96)          2,840            1,284           5,108
                                                      --------         -------          -------        --------

PRINCIPAL TRANSACTIONS:
 Net premiums                                            1,993           3,506              181              88
 Net transfers from (to) other Divisions or fixed
   rate option                                          38,431            (767)               -          (4,079)
 Cost of insurance and other charges                    (2,581)         (1,465)            (875)         (1,275)
 Administrative charges                                    (60)           (166)              (5)             (4)
 Policy loans                                                -            (701)               -               -
 Death benefit                                               -               -                -               -
 Withdrawals                                           (40,157)         (1,125)               -               -
                                                      --------         -------          -------        --------
Increase (decrease) in net assets resulting from
 principal transactions                                 (2,374)           (718)            (699)         (5,270)
                                                      --------         -------          -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (2,470)          2,122              585            (162)

NET ASSETS:
 Beginning of year                                       3,707          15,924           11,266          35,368
                                                      --------         -------          -------        --------
 End of year                                          $  1,237         $18,046          $11,851        $ 35,206
                                                      ========         =======          =======        ========

                            See accompanying notes.

                                 USL VL-R - 16

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                      Divisions
                                                   ----------------------------------------------
                                                   VALIC Company I  Vanguard VIF High Vanguard VIF
                                                   Stock Index Fund    Yield Bond      REIT Index
                                                                        Portfolio      Portfolio

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                          $  (363)          $ 1,775        $   879
 Net realized gain (loss) on investments                 1,307                86          1,515
 Capital gain distributions from mutual funds                -                 -          1,463
 Net change in unrealized appreciation
   (depreciation) of investments                        18,426              (263)        (3,308)
                                                       -------           -------        -------
Increase (decrease) in net assets resulting from
 operations                                             19,370             1,598            549
                                                       -------           -------        -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                            4,014             1,688          5,077
 Net transfers from (to) other Divisions or fixed
   rate option                                          (2,639)            9,649          9,165
 Cost of insurance and other charges                    (4,622)           (1,409)        (3,661)
 Administrative charges                                   (107)              (84)          (236)
 Policy loans                                                -                 -              -
 Death benefit                                               -                 -              -
 Withdrawals                                                 -                 -              -
                                                       -------           -------        -------
Increase (decrease) in net assets resulting from
 principal transactions                                 (3,354)            9,844         10,345
                                                       -------           -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 16,016            11,442         10,894

NET ASSETS:
 Beginning of year                                      63,001            37,243         57,299
                                                       -------           -------        -------
 End of year                                           $79,017           $48,685        $68,193
                                                       =======           =======        =======

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                          $   759           $ 2,177        $   575
 Net realized gain (loss) on investments                   596                84            848
 Capital gain distributions from mutual funds              957                 -          1,501
 Net change in unrealized appreciation
   (depreciation) of investments                         6,488             2,694          4,600
                                                       -------           -------        -------
Increase (decrease) in net assets resulting from
 operations                                              8,800             4,955          7,524
                                                       -------           -------        -------

PRINCIPAL TRANSACTIONS:
 Net premiums                                            4,392             1,688          4,446
 Net transfers from (to) other Divisions or fixed
   rate option                                          (3,478)           (8,209)         8,867
 Cost of insurance and other charges                    (5,055)           (1,541)        (3,447)
 Administrative charges                                   (118)              (84)          (207)
 Policy loans                                                -                 -              -
 Death benefit                                               -                 -              -
 Withdrawals                                            (1,850)                -              -
                                                       -------           -------        -------
Increase (decrease) in net assets resulting from
 principal transactions                                 (6,109)           (8,146)         9,659
                                                       -------           -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,691            (3,191)        17,183

NET ASSETS:
 Beginning of year                                      60,310            40,434         40,116
                                                       -------           -------        -------
 End of year                                           $63,001           $37,243        $57,299
                                                       =======           =======        =======

                            See accompanying notes.

                                 USL VL-R - 17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION



Separate Account USL VL-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable universal life insurance policies issued by the Company. On December 31, 2010, American International Life Assurance Company of New York, an affiliate company, merged into the Company. The rights of contract owners were not affected by the merger. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The following products are included in the Separate Account: Income Advantage Select, Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor VIP and Protection Advantage Select. These products are no longer offered for sale.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (5)
               Invesco V.I. Core Equity Fund - Series I (2) (6)
          Invesco V.I. Global Real Estate Fund - Series I (1) (2) (7)
                 Invesco V.I. High Yield Fund - Series I (11)
             Invesco V.I. International Growth Fund - Series I (8)
        Invesco Van Kampen V.I. Growth and Income Fund - Series I (10)
        Invesco Van Kampen V.I. High Yield Fund - Series I (2) (9) (11)

                        THE ALGER PORTFOLIOS ("ALGER"):
            Alger Capital Appreciation Portfolio - Class I-2 Shares
               Alger Mid Cap Growth Portfolio - Class I-2 Shares

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                   American Century VP Value Fund - Class I

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
            Dreyfus IP MidCap Stock Portfolio - Initial Shares (2)

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
        Dreyfus VIF International Value Portfolio - Initial Shares (1) Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares (2) (4)
            Dreyfus VIF Quality Bond Portfolio - Initial Shares (2)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2
         Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1)
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

                                 USL VL-R - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
             Janus Aspen Enterprise Portfolio - Service Shares (1)
               Janus Aspen Forty Portfolio - Service Shares (1)
                Janus Aspen Overseas Portfolio - Service Shares
             Janus Aspen Worldwide Portfolio - Service Shares (2)

                           JPMORGAN INSURANCE TRUST:
          JPMorgan Insurance Trust Core Bond Portfolio - Class 1 (1) JPMorgan Insurance Trust International Equity Portfolio - Class 1 (1)
        JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 (2)
          JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
               MFS(R) VIT Core Equity Series - Initial Class (2)
                 MFS(R) VIT Growth Series - Initial Class (2)
                MFS(R) VIT New Discovery Series - Initial Class
                MFS(R) VIT Research Series - Initial Class (1)

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I Neuberger Berman AMT Socially Responsive Portfolio - Class I (1)

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
             Oppenheimer Balanced Fund/VA - Non-Service Shares (1)
          Oppenheimer Global Securities Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
     PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class (1)
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
               Pioneer Mid Cap Value VCT Portfolio - Class I (1)

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                Putnam VT Growth and Income Fund - Class IB (2)
               Putnam VT International Value Fund - Class IB (3)
                   Putnam VT Small Cap Value Fund - Class IB

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
             SunAmerica Aggressive Growth Portfolio - Class 1 (1)
                  SunAmerica Balanced Portfolio - Class 1 (1)

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
                  UIF Growth Portfolio - Class I Shares (12)

                               VALIC COMPANY I:
                  VALIC Company I International Equities Fund
                      VALIC Company I Mid Cap Index Fund
                      VALIC Company I Money Market I Fund
                   VALIC Company I Nasdaq-100(R) Index Fund
                   VALIC Company I Science & Technology Fund
                     VALIC Company I Small Cap Index Fund

                                 USL VL-R - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

                         VALIC COMPANY I: - CONTINUED
                       VALIC Company I Stock Index Fund

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                   Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

(1)Division had no activity in current year.

(2)Effective May 1, 2006, this division is no longer offered as an investment option for applicable policies with an issue date of May 1, 2006 or later.

(3)Effective February 1, 2010, Putnam VT International Growth and Income Fund - Class IB changed its name to Putnam VT International Value Fund - Class IB.

(4)Effective April 19, 2010, Dreyfus VIF Developing Leaders Portfolio - Initial Shares changed its name to Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares.

(5)Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

(6)Effective April 30, 2010, AIM V.I. Core Equity Fund - Series I changed its name to Invesco V.I. Core Equity Fund - Series I.

(7)Effective April 30, 2010, AIM V.I. Global Real Estate Fund - Series I changed its name to Invesco V.I. Global Real Estate Fund - Series I.

(8)Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.

(9)Effective June 1, 2010, UIF High Yield Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. High Yield Fund - Series I.

(10)Effective June 1, 2010, Van Kampen LIT Growth and Income Portfolio - Class
    I was acquired by Invesco Van Kampen V.I. Growth and Income Fund - Series I.

(11)Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund - Series I was acquired by Invesco V.I. High Yield Fund - Series I.

(12)Effective May 2, 2011, UIF Capital Growth Portfolio - Class I changed its name to UIF Growth Portfolio - Class I.

(13)Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

                                 USL VL-R - 20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s) and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2012 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2012, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2012, is presented.

                                 USL VL-R - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 4 - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deductions currently ranges from 0% to 3.5%. Also, an additional premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account, and used to primarily pay Company distribution expenses and to a lesser extent administrative expenses, other taxes, licenses and fees related to the policy.

---------------------------------------------
                             CURRENT PREMIUM
POLICIES                     EXPENSE CHARGE
---------------------------------------------
Income Advantage Select          5.00%
---------------------------------------------
Platinum Investor                2.50%
---------------------------------------------
Platinum Investor PLUS           5.00%
---------------------------------------------
Platinum Investor VIP            5.00%
---------------------------------------------
Protection Advantage Select      5.00%
---------------------------------------------

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by contract follows:

-----------------------------------------------------------------------------------------------
                               MORTALITY AND EXPENSE
                                     RISK AND
                                  ADMINISTRATIVE
                                  CHARGES MAXIMUM    FIRST REDUCTION IN MORTALITY AND EXPENSE
POLICIES                            ANNUAL RATE       RISK AND ADMINISTRATIVE CHARGES RATE
-----------------------------------------------------------------------------------------------
Income Advantage Select                0.70%              0.35% after 10th policy year
-----------------------------------------------------------------------------------------------
Platinum Investor                      0.75%              0.25% after 10th policy year
-----------------------------------------------------------------------------------------------
Platinum Investor PLUS                 0.70%              0.25% after 10th policy year
-----------------------------------------------------------------------------------------------
Platinum Investor VIP                  0.70%              0.35% after 10th policy year
-----------------------------------------------------------------------------------------------
Protection Advantage Select            0.70%              0.35% after 10th policy year
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------



                               SECOND REDUCTION IN MORTALITY AND EXPENSE
POLICIES                         RISK AND ADMINISTRATIVE CHARGES RATE
-------------------------------------------------------------------------
Income Advantage Select              0.20% after 20th policy year
-------------------------------------------------------------------------
Platinum Investor                    0.25% after 20th policy year
-------------------------------------------------------------------------
Platinum Investor PLUS               0.35% after 20th policy year
-------------------------------------------------------------------------
Platinum Investor VIP                0.20% after 20th policy year
-------------------------------------------------------------------------
Protection Advantage Select          0.20% after 20th policy year
-------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statements of Operations.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of the policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative charges are included with cost of insurance and the monthly expense charges are included with administrative charges in the Statements of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation of the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

                                 USL VL-R - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED



NOTE 4 - POLICY CHARGES - CONTINUED

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. On a partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                 USL VL-R - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS


For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                          Cost of  Proceeds from
Divisions                                                                Purchases     Sales
------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares                   $ 1,043     $   771
Alger Mid Cap Growth Portfolio - Class I-2 Shares                              55          27
American Century VP Value Fund - Class I                                   11,022       6,042
Dreyfus IP MidCap Stock Portfolio - Initial Shares                          4,219       6,602
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares              3,447       1,257
Dreyfus VIF Quality Bond Portfolio - Initial Shares                         2,773       2,705
Fidelity VIP Asset Manager Portfolio - Service Class 2                      1,822      47,673
Fidelity VIP Contrafund Portfolio - Service Class 2                         8,690       7,441
Fidelity VIP Equity-Income Portfolio - Service Class 2                      4,902      21,555
Fidelity VIP Growth Portfolio - Service Class 2                             5,205       5,060
Fidelity VIP Mid Cap Portfolio - Service Class 2                            6,756       2,394
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2       4,069       1,529
Franklin Templeton Franklin U.S. Government Fund - Class 2                  7,186      12,017
Franklin Templeton Mutual Shares Securities Fund - Class 2                  6,866       8,000
Franklin Templeton Templeton Foreign Securities Fund - Class 2             11,425      10,060
Invesco V.I. Core Equity Fund - Series I                                    5,048       2,572
Invesco V.I. International Growth Fund - Series I                           4,259      11,615
Invesco Van Kampen V.I. Growth and Income Fund - Series I                   3,780       3,078
Janus Aspen Overseas Portfolio - Service Shares                             2,677       4,998
Janus Aspen Worldwide Portfolio - Service Shares                              706         539
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                      3           1
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                 3,879      44,878
MFS VIT Core Equity Series - Initial Class                                  1,808       3,298
MFS VIT Growth Series - Initial Class                                       4,783      25,306
MFS VIT New Discovery Series - Initial Class                                2,543       2,385
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                     4,950       3,957
Oppenheimer Global Securities Fund/VA - Non-Service Shares                  5,549       2,640
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class     2,102       1,697
PIMCO VIT Real Return Portfolio - Administrative Class                      2,765      27,569
PIMCO VIT Short-Term Portfolio - Administrative Class                      11,853      23,057
PIMCO VIT Total Return Portfolio - Administrative Class                    21,676      21,597
Pioneer Fund VCT Portfolio - Class I                                          604         175
Pioneer Growth Opportunities VCT Portfolio - Class I                        3,518       2,632
Putnam VT Diversified Income Fund - Class IB                                  472         313
Putnam VT Growth and Income Fund - Class IB                                 5,598       4,460
Putnam VT International Value Fund - Class IB                               1,206       7,904
Putnam VT Small Cap Value Fund - Class IB                                     872         727
UIF Growth Portfolio - Class I Shares                                       7,102       2,510
VALIC Company I International Equities Fund                                    58          45
VALIC Company I Mid Cap Index Fund                                          2,759       2,006
VALIC Company I Money Market I Fund                                         2,774       2,496
VALIC Company I Nasdaq-100 Index Fund                                       6,884       4,929
VALIC Company I Science & Technology Fund                                   2,010       2,802
VALIC Company I Small Cap Index Fund                                           27      44,091
VALIC Company I Stock Index Fund                                            2,203       5,919
Vanguard VIF High Yield Bond Portfolio                                     13,213       1,593
Vanguard VIF REIT Index Portfolio                                          20,756       8,070

                                 USL VL-R - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2013.

                                                                       Accumulation  Accumulation  Net Increase
Divisions                                                              Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
  Protection Advantage Select                                               63             (52)           12
Alger Mid Cap Growth Portfolio - Class I-2 Shares
  Platinum Investor PLUS                                                     3              (1)            2
American Century VP Value Fund - Class I
  Income Advantage Select                                                   15               -            15
  Platinum Investor                                                          9            (176)         (167)
  Platinum Investor (first reduction in expense ratio)                     417             (49)          369
  Platinum Investor PLUS                                                   156             (53)          103
  Platinum Investor VIP                                                     11               -            11
  Protection Advantage Select                                               84             (20)           65
Dreyfus IP MidCap Stock Portfolio - Initial Shares
  Platinum Investor (first reduction in expense ratio)                     258            (463)         (205)
  Platinum Investor PLUS                                                    27              (8)           19
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
  Platinum Investor (first reduction in expense ratio)                     265             (85)          180
Dreyfus VIF Quality Bond Portfolio - Initial Shares
  Platinum Investor                                                          5             (94)          (89)
  Platinum Investor (first reduction in expense ratio)                     174             (65)          109
Fidelity VIP Asset Manager Portfolio - Service Class 2
  Platinum Investor (first reduction in expense ratio)                       -          (3,804)       (3,804)
  Platinum Investor PLUS                                                    53            (140)          (87)
  Protection Advantage Select                                               73             (17)           56
Fidelity VIP Contrafund Portfolio - Service Class 2
  Income Advantage Select                                                    9               -             9
  Platinum Investor                                                          6            (113)         (107)
  Platinum Investor (first reduction in expense ratio)                     406            (286)          119
  Platinum Investor PLUS                                                    86             (32)           54
  Platinum Investor VIP                                                      7               -             7
  Protection Advantage Select                                               95             (80)           15
Fidelity VIP Equity-Income Portfolio - Service Class 2
  Platinum Investor                                                         13            (245)         (232)
  Platinum Investor (first reduction in expense ratio)                     329          (1,431)       (1,103)
  Platinum Investor PLUS                                                    20              (6)           14
Fidelity VIP Growth Portfolio - Service Class 2
  Platinum Investor                                                          -            (374)         (374)
  Platinum Investor (first reduction in expense ratio)                     336             (96)          240
  Platinum Investor PLUS                                                   100             (21)           80
Fidelity VIP Mid Cap Portfolio - Service Class 2
  Income Advantage Select                                                   18               -            18
  Platinum Investor PLUS                                                    68             (46)           22
  Platinum Investor VIP                                                     13               -            13
  Protection Advantage Select                                              192             (84)          108
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
  Income Advantage Select                                                    9               -             9
  Platinum Investor PLUS                                                   107             (53)           54

                                 USL VL-R - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                                          Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 - continued
  Platinum Investor VIP                                                                  7               -             7
  Protection Advantage Select                                                           56             (13)           43
Franklin Templeton Franklin U.S. Government Fund - Class 2
  Platinum Investor                                                                      6            (108)         (101)
  Platinum Investor (first reduction in expense ratio)                                 142            (788)         (646)
  Platinum Investor PLUS                                                               147             (32)          115
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                                     -            (211)         (211)
   Platinum Investor (first reduction in expense ratio)                                482            (279)          203
   Platinum Investor PLUS                                                               19             (25)           (5)
   Protection Advantage Select                                                          66             (58)            8
Franklin Templeton Templeton Foreign Securities Fund - Class 2
  Platinum Investor                                                                      6            (324)         (319)
  Platinum Investor (first reduction in expense ratio)                                 758            (344)          413
  Platinum Investor PLUS                                                               168             (35)          132
Invesco V.I. Core Equity Fund - Series I
  Platinum Investor (first reduction in expense ratio)                                 289            (180)          109
  Platinum Investor PLUS                                                                45               -            45
Invesco V.I. International Growth Fund - Series I
  Platinum Investor                                                                      -               -             -
  Platinum Investor (first reduction in expense ratio)                                 270          (1,061)         (791)
  Platinum Investor PLUS                                                                42              (5)           37
Invesco Van Kampen V.I. Growth and Income Fund - Series I
  Platinum Investor                                                                      -             (75)          (75)
  Platinum Investor (first reduction in expense ratio)                                 189             (70)          119
  Platinum Investor PLUS                                                                27             (11)           15
  Protection Advantage Select                                                           38             (33)            5
Janus Aspen Overseas Portfolio - Service Shares
  Platinum Investor                                                                      -              (4)           (4)
  Platinum Investor (first reduction in expense ratio)                                   -            (421)         (421)
  Platinum Investor PLUS                                                                20              (5)           15
  Protection Advantage Select                                                          113             (95)           18
Janus Aspen Worldwide Portfolio - Service Shares
  Platinum Investor (first reduction in expense ratio)                                  59             (49)           10
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
  Platinum Investor PLUS                                                                 -               -             -
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
  Platinum Investor                                                                      -               -             -
  Platinum Investor (first reduction in expense ratio)                                 210          (3,039)       (2,829)
  Platinum Investor PLUS                                                                24               -            24
MFS VIT Core Equity Series - Initial Class
  Platinum Investor (first reduction in expense ratio)                                 139            (256)         (117)
MFS VIT Growth Series - Initial Class
  Platinum Investor                                                                      -               -             -
  Platinum Investor (first reduction in expense ratio)                                 337          (1,874)       (1,537)
  Platinum Investor PLUS                                                                 -               -             -
MFS VIT New Discovery Series - Initial Class
  Platinum Investor                                                                      6            (146)         (140)
  Platinum Investor (first reduction in expense ratio)                                 146              (1)          144
  Platinum Investor PLUS                                                                 2              (1)            1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I

                                 USL VL-R - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------------------------------
   Platinum Investor                                                           9            (185)         (177)
   Platinum Investor (first reduction in expense ratio)                      380            (136)          243
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Income Advantage Select                                                    14               -            14
   Platinum Investor PLUS                                                    115             (58)           57
   Platinum Investor VIP                                                      11               -            11
   Protection Advantage Select                                               177             (94)           83
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor PLUS                                                     44             (10)           34
   Platinum Investor VIP                                                     117             (45)           72
   Protection Advantage Select                                                62            (158)          (97)
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor (first reduction in expense ratio)                      179          (2,182)       (2,003)
   Platinum Investor PLUS                                                      2               -             2
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                         171            (716)         (545)
   Platinum Investor (first reduction in expense ratio)                      810          (1,226)         (415)
   Platinum Investor PLUS                                                     52              (8)           43
PIMCO VIT Total Return Portfolio - Administrative Class
   Income Advantage Select                                                    19               -            19
   Platinum Investor                                                           9            (342)         (332)
   Platinum Investor (first reduction in expense ratio)                      989            (910)           79
   Platinum Investor PLUS                                                    242             (54)          188
   Platinum Investor VIP                                                       8               -             8
   Protection Advantage Select                                               129             (52)           77
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor (first reduction in expense ratio)                       33             (13)           20
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                           7            (138)         (131)
   Platinum Investor (first reduction in expense ratio)                      213             (45)          168
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor (first reduction in expense ratio)                       29             (22)            7
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                          14            (242)         (229)
   Platinum Investor (first reduction in expense ratio)                      413             (65)          347
Putnam VT International Value Fund - Class IB
   Platinum Investor                                                           -               -             -
   Platinum Investor (first reduction in expense ratio)                       82            (934)         (852)
   Platinum Investor PLUS                                                      -               -             -
Putnam VT Small Cap Value Fund - Class IB
   Protection Advantage Select                                                57             (47)           10
UIF Growth Portfolio - Class I Shares
   Platinum Investor (first reduction in expense ratio)                      401            (166)          234
VALIC Company I International Equities Fund
   Platinum Investor (first reduction in expense ratio)                        6              (5)            1
VALIC Company I Mid Cap Index Fund
   Platinum Investor (first reduction in expense ratio)                      203            (109)           94
   Platinum Investor PLUS                                                      -             (13)          (13)
VALIC Company I Money Market I Fund
   Platinum Investor                                                           -              (4)           (4)
   Platinum Investor (first reduction in expense ratio)                      243            (233)           10
   Platinum Investor PLUS                                                     34             (13)           22

                                 USL VL-R - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2013.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                             24           (536)         (512)
   Platinum Investor (first reduction in expense ratio)         316             (5)          311
   Platinum Investor PLUS                                       110            (17)           93
VALIC Company I Science & Technology Fund
   Platinum Investor                                             17           (324)         (307)
   Platinum Investor (first reduction in expense ratio)         152            (59)           93
VALIC Company I Small Cap Index Fund
   Platinum Investor (first reduction in expense ratio)           -         (2,833)       (2,833)
   Platinum Investor PLUS                                         1             (8)           (6)
VALIC Company I Stock Index Fund
   Platinum Investor (first reduction in expense ratio)         166           (420)         (255)
   Platinum Investor PLUS                                         7             (6)            -
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor (first reduction in expense ratio)         661            (53)          608
   Platinum Investor PLUS                                        76            (23)           53
   Platinum Investor VIP                                          -              -             -
   Protection Advantage Select                                   14            (12)            2
Vanguard VIF REIT Index Portfolio
   Income Advantage Select                                       14              -            14
   Platinum Investor                                              3           (127)         (124)
   Platinum Investor (first reduction in expense ratio)       1,008           (124)          883
   Platinum Investor PLUS                                        93            (36)           57
   Platinum Investor VIP                                         12              -            12
   Protection Advantage Select                                  174            (48)          126

                                 USL VL-R - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.


                                                                       Accumulation  Accumulation  Net Increase
Divisions                                                              Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class I-2 Shares
   Protection Advantage Select                                               71            (60)           11
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   Platinum Investor PLUS                                                     4             (2)            2
American Century VP Value Fund - Class I
   Income Advantage Select                                                   14              -            14
   Platinum Investor                                                         19             (6)           13
   Platinum Investor (first reduction in expense ratio)                     150            (52)           98
   Platinum Investor PLUS                                                   376           (207)          169
   Platinum Investor VIP                                                     11              -            11
   Protection Advantage Select                                               78            (22)           56
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor (first reduction in expense ratio)                     312           (356)          (44)
   Platinum Investor PLUS                                                    46           (207)         (161)
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Shares
   Platinum Investor (first reduction in expense ratio)                     247           (298)          (51)
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                         10             (3)            7
   Platinum Investor (first reduction in expense ratio)                      18            (64)          (46)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor (first reduction in expense ratio)                     493           (352)          141
   Platinum Investor PLUS                                                    65           (117)          (52)
   Protection Advantage Select                                               61            (17)           44
Fidelity VIP Contrafund Portfolio - Service Class 2
   Income Advantage Select                                                    8              -             8
   Platinum Investor                                                         11             (4)            7
   Platinum Investor (first reduction in expense ratio)                     212           (334)         (122)
   Platinum Investor PLUS                                                   197           (225)          (28)
   Platinum Investor VIP                                                     69           (184)         (115)
   Protection Advantage Select                                              111            (93)           18
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                         29         (1,667)       (1,638)
   Platinum Investor (first reduction in expense ratio)                   1,463            (37)        1,426
   Platinum Investor PLUS                                                    30           (365)         (335)
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                         27            (39)          (12)
   Platinum Investor (first reduction in expense ratio)                       1            (83)          (82)
   Platinum Investor PLUS                                                    99            (23)           76
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Income Advantage Select                                                   16              -            16
   Platinum Investor PLUS                                                   280           (170)          110
   Platinum Investor VIP                                                     13             (1)           12
   Protection Advantage Select                                              190            (96)           94
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Income Advantage Select                                                    8             (1)            7
   Platinum Investor PLUS                                                   205            (57)          148

                                 USL VL-R - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                                          Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 - continued
   Platinum Investor VIP                                                                   7             -             7
   Protection Advantage Select                                                            54           (15)           39
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                                      12            (4)            8
   Platinum Investor (first reduction in expense ratio)                               12,332       (25,499)      (13,167)
   Platinum Investor PLUS                                                                151           (63)           88
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                                      16           (22)           (6)
   Platinum Investor (first reduction in expense ratio)                                9,612       (19,166)       (9,554)
   Platinum Investor PLUS                                                                 23           (30)           (7)
   Protection Advantage Select                                                            82           (57)           25
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                                      27           (27)            -
   Platinum Investor (first reduction in expense ratio)                                  198          (227)          (29)
   Platinum Investor PLUS                                                                184           (71)          113
Invesco V.I. Core Equity Fund - Series I
   Platinum Investor (first reduction in expense ratio)                                  362          (198)          164
   Platinum Investor PLUS                                                                 53             -            53
Invesco V.I. High Yield Fund - Series I

Invesco V.I. International Growth Fund - Series I
   Platinum Investor                                                                       -          (775)         (775)
   Platinum Investor (first reduction in expense ratio)                                1,229          (442)          787
   Platinum Investor PLUS                                                                101          (235)         (134)
Invesco Van Kampen V.I. Growth and Income Fund - Series I
   Platinum Investor                                                                       -             -             -
   Platinum Investor (first reduction in expense ratio)                                  102           (87)           15
   Platinum Investor PLUS                                                                 34           (23)           11
   Protection Advantage Select                                                            47           (29)           18
Invesco Van Kampen V.I. High Yield Fund - Series I

Janus Aspen Enterprise Portfolio - Service Shares

Janus Aspen Overseas Portfolio - Service Shares
   Platinum Investor                                                                       1           (26)          (25)
   Platinum Investor (first reduction in expense ratio)                                  984          (118)          866
   Platinum Investor PLUS                                                                 20            (6)           14
   Protection Advantage Select                                                           122          (103)           19
Janus Aspen Worldwide Portfolio - Service Shares
   Platinum Investor (first reduction in expense ratio)                                   74           (57)           17
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor PLUS                                                                  -             -             -
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor                                                                       -        (3,064)       (3,064)
   Platinum Investor (first reduction in expense ratio)                                2,983          (370)        2,613
   Platinum Investor PLUS                                                                110          (639)         (529)

                                 USL VL-R - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------------------------------
MFS VIT Core Equity Series - Initial Class
   Platinum Investor (first reduction in expense ratio)                       163           (186)          (23)
MFS VIT Growth Series - Initial Class
   Platinum Investor                                                            -         (1,693)       (1,693)
   Platinum Investor (first reduction in expense ratio)                     2,028           (359)        1,669
   Platinum Investor PLUS                                                       -           (254)         (254)
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                           13             (4)            9
   Platinum Investor PLUS                                                       2             (1)            1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                           36           (205)         (169)
   Platinum Investor (first reduction in expense ratio)                       319           (125)          194
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Income Advantage Select                                                     12              -            12
   Platinum Investor PLUS                                                     269            (74)          195
   Platinum Investor VIP                                                       11              -            11
   Protection Advantage Select                                                186            (99)           87
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor PLUS                                                      40            (11)           29
   Platinum Investor VIP                                                      349            (18)          331
   Protection Advantage Select                                                 78            (52)           26
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor (first reduction in expense ratio)                       123           (595)         (472)
   Platinum Investor PLUS                                                       2              -             2
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                          150           (734)         (584)
   Platinum Investor (first reduction in expense ratio)                        11            (22)          (11)
   Platinum Investor PLUS                                                      58           (120)          (62)
PIMCO VIT Total Return Portfolio - Administrative Class
   Income Advantage Select                                                     14              -            14
   Platinum Investor                                                           39           (112)          (73)
   Platinum Investor (first reduction in expense ratio)                       566           (563)            3
   Platinum Investor PLUS                                                     252           (176)           76
   Platinum Investor VIP                                                        7              -             7
   Protection Advantage Select                                                108            (40)           68
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor (first reduction in expense ratio)                        41            (16)           25
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                           14             (5)            9
   Platinum Investor (first reduction in expense ratio)                        80            (46)           34
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor (first reduction in expense ratio)                        32            (24)            8
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                           29             (9)           20
   Platinum Investor (first reduction in expense ratio)                       154            (82)           72
Putnam VT International Value Fund - Class IB
   Platinum Investor                                                            -           (706)         (706)
   Platinum Investor (first reduction in expense ratio)                       984           (112)          872
   Platinum Investor PLUS                                                       -           (116)         (116)
Putnam VT Small Cap Value Fund - Class IB
   Protection Advantage Select                                                 67            (57)           10

                                 USL VL-R - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------
UIF Growth Portfolio - Class I Shares
   Platinum Investor (first reduction in expense ratio)         368           (220)         148
VALIC Company I International Equities Fund
   Platinum Investor (first reduction in expense ratio)           8             (6)           2
VALIC Company I Mid Cap Index Fund
   Platinum Investor (first reduction in expense ratio)         226           (354)        (128)
   Platinum Investor PLUS                                         -            (12)         (12)
VALIC Company I Money Market I Fund
   Platinum Investor                                          1,565         (1,742)        (177)
   Platinum Investor (first reduction in expense ratio)       2,100         (2,134)         (34)
   Platinum Investor PLUS                                     1,740         (1,729)          11
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                             46            (15)          31
   Platinum Investor PLUS                                       214           (259)         (45)
VALIC Company I Science & Technology Fund
   Platinum Investor                                             30            (10)          20
   Platinum Investor (first reduction in expense ratio)           1            (71)         (70)
VALIC Company I Small Cap Index Fund
   Platinum Investor (first reduction in expense ratio)           -           (448)        (448)
   Platinum Investor PLUS                                         1            (16)         (15)
VALIC Company I Stock Index Fund
   Platinum Investor (first reduction in expense ratio)         240           (663)        (423)
   Platinum Investor PLUS                                         7           (119)        (112)
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor (first reduction in expense ratio)           -           (506)        (506)
   Platinum Investor PLUS                                        83            (36)          47
   Platinum Investor VIP                                          -           (165)        (165)
   Protection Advantage Select                                   16            (14)           2
Vanguard VIF REIT Index Portfolio
   Income Advantage Select                                       11              -           11
   Platinum Investor                                             15            (75)         (60)
   Platinum Investor (first reduction in expense ratio)         880           (113)         767
   Platinum Investor PLUS                                       145            (48)          97
   Platinum Investor VIP                                         11              -           11
   Protection Advantage Select                                  101            (38)          63

                                 USL VL-R - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                         For the year ended December 31
           --------------------------------     ------------------------------------------------------------------------
                                                Investment Income
                   Unit Value                       Ratio                     Expense Ratio                Total Return
           Units Lowest to Highest Net Assets   Lowest to Highest /(1)/      Lowest to Highest /(2)/    Lowest to Highest /(3)/
----------------------------------------------  -------------------------    ---------------------------------------------------

Alger Capital Appreciation Portfolio -
 Class I-2 Shares
----------------------------------------------
2013          81 $17.44             $ 1,406     0.43%                        0.70%                       34.25%
2012          69  12.99                 898     1.17%                        0.70%                       17.47%
2011          58  11.06  to  18.57      637     0.15%                        0.70%                       -1.00%
2010          53  11.17  to  18.76      656     0.47%    to     0.49%        0.70%                       13.23%
2009          66   9.87  to  16.56      939     0.00%                        0.70%                        5.16%   to     50.05%

Alger Mid Cap Growth Portfolio - Class I-2
 Shares
----------------------------------------------
2013          15 $19.29             $   286     0.42%                        0.70%                       34.89%
2012          13  14.30                 192     0.00%                        0.70%                       15.40%
2011          11  12.39                 142     0.00%                        0.70%                       -8.91%
2010          10  13.60                 140     0.00%                        0.70%                       18.55%
2009           5  11.47                  61     0.00%                        0.70%                       50.65%

American Century VP Value Fund - Class I
----------------------------------------------
2013       3,150 $20.51  to  20.76  $55,992     1.72%                        0.20%   to    0.70%         30.81%   to     31.46%
2012       2,754  10.16  to  19.51   38,874     2.04%                        0.20%   to    0.75%         13.72%   to     14.35%
2011       2,393   8.93  to  17.15   29,638     2.17%                        0.20%   to    0.75%          0.26%   to      0.81%
2010       4,214   8.90  to  17.11   51,232     2.03%    to     2.36%        0.20%   to    0.75%          9.17%   to     14.60%
2009       3,224   7.90  to  15.20   46,054     0.00%    to     5.45%        0.20%   to    0.75%          6.70%   to     19.03%

Credit Suisse U.S. Equity Flex I Portfolio
 /(6)/
----------------------------------------------
2013           - $    -             $     -     0.00%                        0.00%                        0.00%
2012           -      -                   -     0.00%                        0.00%                        0.00%
2011           -      -                   -     1.12%                        0.70%   to    0.75%         -7.02%   to     -6.98%
2010       4,360   7.38  to  10.44   35,414     0.15%    to     0.15%        0.70%   to    0.75%         13.60%   to     13.66%
2009       4,273   6.49  to   9.18   30,566     1.13%    to     1.14%        0.70%   to    0.75%         23.73%   to     23.80%

Dreyfus IP MidCap Stock Portfolio - Initial
 Shares
----------------------------------------------
2013         225 $16.00  to  22.12  $ 4,704     1.70%                        0.50%   to    0.70%         34.05%   to     34.32%
2012         411  11.91  to  16.50    5,624     0.52%                        0.50%   to    0.70%         18.84%   to     19.08%
2011         616  10.00  to  14.19    7,413     0.64%                        0.50%   to    0.75%         -0.35%   to     -0.10%
2010         948  10.01  to  14.24   12,021     0.85%    to     0.92%        0.50%   to    0.75%         26.15%   to     29.82%
2009         774  11.04  to  11.29    8,679     1.18%    to     1.31%        0.70%   to    0.75%         34.50%   to     34.56%

Dreyfus VIF Opportunistic Small Cap
 Portfolio - Initial Shares
----------------------------------------------
2013       1,762 $16.10             $28,358     0.00%                        0.50%                       47.81%
2012       1,582  10.89              17,224     0.00%                        0.50%                       19.96%
2011       1,633   9.08  to  11.46   14,824     0.55%                        0.50%   to    0.75%        -14.49%   to    -14.27%
2010       3,457  10.59  to  13.40   38,339     0.72%                        0.50%   to    0.75%         11.79%   to     30.17%
2009       2,958  10.30              30,454     1.80%                        0.75%                       25.10%

Dreyfus VIF Quality Bond Portfolio -
 Initial Shares
----------------------------------------------
2013         945 $13.07             $12,351     2.82%                        0.50%                       -2.03%
2012         925  13.34  to  18.98   12,841     2.98%                        0.50%   to    0.75%          6.20%   to      6.46%
2011         964  12.53  to  17.88   12,515     3.65%                        0.50%   to    0.75%          6.23%   to      6.50%
2010         730  16.83              12,286     3.95%                        0.75%                        7.57%
2009         763  15.64              11,936     4.70%                        0.75%                       14.10%

                                 USL VL-R - 33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

               At December 31                          For the year ended December 31
      ---------------------------------     --------------------------------------------------------------------------
                                            Investment Income
               Unit Value                       Ratio                    Expense Ratio                   Total Return
      Units  Lowest to Highest Net Assets   Lowest to Highest /(1)/      Lowest to Highest /(2)/      Lowest to Highest /(3)/
      ------------------------------------  -------------------------    -------------------------    ------------------------

Fidelity VIP Asset Manager Portfolio -
 Service Class 2
------------------------------------------
2013     429 $12.73  to  17.22  $  6,554    0.35%                        0.70%    to     0.70%         14.53%   to     14.53%
2012   4,263  10.99  to  15.03    48,195    1.36%                        0.50%    to     0.70%         11.45%   to     11.67%
2011   4,130   9.84  to  13.49    42,043    1.86%                        0.50%    to     0.70%         -3.49%   to     -3.30%
2010   3,833  10.17  to  13.98    40,210    1.49%    to     2.37%        0.50%    to     0.75%          9.45%   to     13.31%
2009   2,830  11.49  to  12.35    32,745    2.22%    to     2.34%        0.70%    to     0.75%         27.80%   to     27.86%

Fidelity VIP Contrafund Portfolio -
 Service Class 2
------------------------------------------
2013   3,541 $20.80  to  22.34  $ 53,801    0.86%                        0.20%    to     0.75%         29.97%   to     30.69%
2012   3,444  10.68  to  17.92    40,373    1.15%                        0.20%    to     0.75%         15.27%   to     15.91%
2011   3,676   9.24  to  15.54    37,207    0.64%                        0.20%    to     0.75%         -3.51%   to     -2.98%
2010   4,223   9.55  to  16.10    59,378    0.82%    to     1.40%        0.20%    to     0.75%          5.97%   to     16.69%
2009   4,570   8.54  to  13.86    55,015    0.00%    to     1.50%        0.20%    to     0.75%          8.48%   to     34.52%

Fidelity VIP Equity-Income Portfolio -
 Service Class 2
------------------------------------------
2013     446 $13.22  to  18.86  $  6,599    1.08%                        0.50%    to     0.70%         26.94%   to     27.19%
2012   1,767  10.40  to  14.85    19,579    2.36%                        0.50%    to     0.75%         16.18%   to     16.47%
2011   2,314   8.93  to  12.78    27,453    1.33%                        0.50%    to     0.75%         -0.10%   to      0.15%
2010   7,157   8.91  to  12.79    70,672    1.39%    to     1.65%        0.50%    to     0.75%         11.32%   to     14.12%
2009   7,891  10.22  to  11.20    81,024    2.16%    to     2.25%        0.70%    to     0.75%         28.91%   to     28.98%

Fidelity VIP Growth Portfolio - Service
 Class 2
------------------------------------------
2013   2,328 $13.62  to  18.80  $ 38,095    0.05%                        0.50%    to     0.70%         35.05%   to     35.32%
2012   2,382   8.70  to  13.92    27,916    0.38%                        0.50%    to     0.75%         13.55%   to     13.83%
2011   2,400   7.66  to  12.25    24,456    0.07%                        0.50%    to     0.75%         -0.78%   to     -0.53%
2010   7,507   7.72  to  12.34    68,525    0.03%    to     0.03%        0.50%    to     0.75%         14.75%   to     23.00%
2009  11,229   6.28  to  10.04    74,271    0.17%    to     0.20%        0.70%    to     0.75%         27.01%   to     27.07%

Fidelity VIP Mid Cap Portfolio -
 Service Class 2
------------------------------------------
2013     815 $15.49  to  28.82  $ 16,638    0.31%                        0.20%    to     0.70%         34.92%   to     35.60%
2012     654  11.48  to  21.36    10,119    0.50%                        0.20%    to     0.70%         13.76%   to     14.33%
2011     422  10.09  to  18.78     5,465    0.02%                        0.20%    to     0.70%        -11.47%   to    -11.03%
2010     301  11.40  to  21.21     4,685    0.10%    to     0.19%        0.20%    to     0.70%         27.67%   to     28.31%
2009     220   8.93  to  16.61     3,192    0.28%    to     0.88%        0.20%    to     0.70%          1.97%   to     38.78%

Franklin Templeton Franklin Small Cap
 Value Securities Fund - Class 2
------------------------------------------
2013     853 $14.92  to  26.84  $ 20,767    1.28%                        0.20%    to     0.70%         35.29%   to     35.97%
2012     740  11.03  to  19.84    13,480    0.80%                        0.20%    to     0.70%         17.56%   to     18.15%
2011     539   9.38  to  16.87     8,332    0.71%                        0.20%    to     0.70%         -4.43%   to     -3.95%
2010   1,185   9.81  to  17.66    18,104    0.49%    to     0.71%        0.20%    to     0.70%         27.33%   to     27.97%
2009   1,144   7.71  to  13.87    13,593    0.00%    to     1.53%        0.20%    to     0.70%          7.82%   to     28.26%

Franklin Templeton Franklin U.S.
 Government Fund - Class 2
------------------------------------------
2013   9,537 $11.71  to  13.50  $113,205    2.82%                        0.50%    to     0.70%         -2.92%   to     -2.73%
2012  10,169  12.04  to  15.31   124,125    1.71%                        0.50%    to     0.75%          1.12%   to      1.38%
2011  23,240  11.88  to  15.14   277,550    3.03%                        0.50%    to     0.75%          4.89%   to      5.15%
2010  23,654  11.30  to  14.44   294,989    3.85%    to     3.98%        0.50%    to     0.75%          1.50%   to      4.55%
2009  13,918  12.53  to  13.81   191,736    0.04%    to     4.72%        0.70%    to     0.75%          2.32%   to      2.38%

                                 USL VL-R - 34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                          For the year ended December 31
           ------------------------------------  ------------------------------------------------------------------------------
                                                 Investment Income
                    Unit Value                        Ratio                 Expense Ratio                 Total Return
           Units  Lowest to Highest Net Assets   Lowest to Highest /(1)/    Lowest to Highest /(2)/    Lowest to Highest /(3)/
           ------------------------------------  -------------------------  -------------------------  ------------------------
Franklin Templeton Mutual Shares Securities
 Fund - Class 2
-----------------------------------------------
2013          798 $13.12  to  19.19  $12,306      1.98%                     0.50%    to     0.70%       27.37%   to     27.62%
2012          803  10.28  to  15.46   10,817      0.40%                     0.50%    to     0.75%       13.39%   to     13.67%
2011       10,345   8.21  to  13.63   95,887      4.42%                     0.50%    to     0.75%       -1.78%   to     -1.53%
2010          963   8.35  to  13.88   11,095      0.19%    to     2.01%     0.50%    to     0.75%       10.36%   to     15.52%
2009        6,341   7.56  to  12.58   78,603      1.02%    to     3.15%     0.70%    to     0.75%       23.33%   to     25.17%

Franklin Templeton Templeton Foreign
 Securities Fund - Class 2
-----------------------------------------------
2013        1,817 $11.81  to  20.99  $32,755      2.32%                     0.50%    to     0.70%       22.11%   to     22.36%
2012        1,591   9.65  to  17.19   25,943      3.07%                     0.50%    to     0.75%       17.35%   to     17.64%
2011        1,507   8.20  to  14.64   20,695      1.94%                     0.50%    to     0.75%      -11.30%   to    -11.08%
2010        1,704   9.23  to  16.49   26,364      1.82%    to     2.65%     0.50%    to     0.75%        7.60%   to     21.12%
2009        2,384  15.09  to  15.32   36,190      2.63%    to     3.60%     0.70%    to     0.75%       36.02%   to     36.09%

Invesco V.I. Core Equity Fund - Series I
-----------------------------------------------
2013        4,474 $14.25  to  16.15  $64,607      1.45%                     0.50%    to     0.70%       28.35%   to     28.60%
2012        4,320  11.08  to  12.59   48,472      1.03%                     0.50%    to     0.70%       13.09%   to     13.31%
2011        4,103   9.78  to  11.13   40,597      1.25%                     0.50%    to     0.75%       -0.81%   to     -0.56%
2010        5,668   9.83  to  11.22   60,368      0.83%    to     0.98%     0.50%    to     0.75%        7.91%   to      8.79%
2009        6,870  10.29  to  10.31   70,697      1.93%    to     2.01%     0.70%    to     0.75%       27.34%   to     27.40%

Invesco V.I. High Yield Fund - Series I/ (5)/
-----------------------------------------------
2013            - $    -             $     -      0.00%                     0.00%                        0.00%
2012            -      -                   -      0.00%                     0.00%                        0.00%
2011            -   9.61                   -      0.00%                     0.75%                       -4.12%

Invesco V.I. International Growth Fund -
 Series I
-----------------------------------------------
2013        2,811 $11.97  to  25.08  $39,283      1.10%                     0.50%    to     0.70%       18.18%   to     18.42%
2012        3,565  10.11  to  21.22   40,405      1.44%                     0.50%    to     0.70%       14.72%   to     14.95%
2011        3,687   8.79  to  18.50   42,782      1.77%                     0.50%    to     0.75%       -7.44%   to     -7.21%
2010        4,080   9.47  to  19.98   54,446      2.25%    to     2.41%     0.50%    to     0.75%       12.02%   to     12.26%
2009        3,142  14.99  to  17.82   49,280      1.40%    to     1.61%     0.70%    to     0.75%       34.23%   to     34.30%

Invesco Van Kampen V.I. Growth and Income
 Fund - Series I
-----------------------------------------------
2013          652 $14.70  to  21.91  $10,609      1.50%                     0.50%    to     0.70%       33.15%   to     33.41%
2012          588  11.02  to  16.45    7,532      1.52%                     0.50%    to     0.75%       13.78%   to     14.06%
2011          544   9.66  to  14.45    6,111      1.09%                     0.50%    to     0.75%       -2.74%   to     -2.50%
2010          601   9.91  to  14.85    7,240      0.03%    to     0.17%     0.50%    to     0.75%        8.88%   to     14.90%
2009          320  12.77  to  13.30    4,126      3.74%    to     3.88%     0.70%    to     0.75%       23.44%   to     23.50%

Invesco Van Kampen V.I. High Yield Fund -
 Series I /(5)/
-----------------------------------------------
2013            - $    -             $     -      0.00%                     0.00%                        0.00%
2012            -      -                   -      0.00%                     0.00%                        0.00%
2011            -      -                   -     23.81%                     0.75%                        5.02%
2010          164  14.94               2,453      9.63%                     0.75%                       11.28%
2009          153  13.42               2,049      8.44%                     0.75%                       41.02%

                                 USL VL-R - 35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                         For the year ended December 31
           -----------------------------------  ------------------------------------------------------------------------------
                                                Investment Income
                   Unit Value                       Ratio                  Expense Ratio                 Total Return
           Units Lowest to Highest Net Assets   Lowest to Highest /(1)/    Lowest to Highest /(2)/    Lowest to Highest /(3)/
----------------------------------------------  -------------------------  -------------------------  ------------------------

Janus Aspen Enterprise Portfolio - Service
 Shares
----------------------------------------------
2013           - $    -             $     -     0.00%                      0.00%                        0.00%
2012           -      -                   -     0.00%                      0.00%                        0.00%
2011           -   7.79  to  10.88        -     0.00%                      0.70%    to     0.75%       -2.39%   to     -2.34%
2010         460   7.98  to  11.14    5,106     0.00%                      0.70%    to     0.75%       24.58%   to     24.64%
2009         531   6.41  to   8.94    4,723     0.00%                      0.70%    to     0.75%       43.36%   to     43.44%

Janus Aspen Overseas Portfolio - Service
 Shares
----------------------------------------------
2013       3,515 $ 9.22  to  27.97  $35,045     3.10%                      0.50%    to     0.70%       13.48%   to     13.71%
2012       3,907   8.11  to  24.64   33,753     0.70%                      0.50%    to     0.75%       12.33%   to     12.62%
2011       3,033   7.20  to  21.93   23,607     0.36%                      0.50%    to     0.75%      -32.84%   to    -32.67%
2010       3,602  10.70  to  32.63   42,090     0.47%    to     0.57%      0.50%    to     0.75%       24.08%   to     27.26%
2009       1,645  10.30  to  26.29   23,898     0.39%    to     0.43%      0.70%    to     0.75%       77.73%   to     77.82%

Janus Aspen Worldwide Portfolio - Service
 Shares
----------------------------------------------
2013         508 $12.09             $ 6,143     1.05%                      0.50%                       27.44%
2012         498   9.49               4,720     0.77%                      0.50%                       19.26%
2011         481   6.32  to   7.96    3,827     0.20%                      0.50%    to     0.75%      -14.63%   to    -14.42%
2010       2,157   7.41              15,978     0.46%                      0.75%                       14.66%
2009       2,199   6.46              14,207     1.45%                      0.75%                       36.38%

JPMorgan Insurance Trust Mid Cap Value
 Portfolio - Class 1 /(4)/
----------------------------------------------
2013           8 $25.30             $   196     1.16%                      0.70%                       31.38%
2012           8  19.26                 150     0.73%                      0.70%                       19.53%
2011           8  16.11                 125     1.86%                      0.70%                        1.45%
2010          12  15.88                 198     1.13%                      0.70%                       22.59%
2009          12  12.96                 162     0.00%                      0.70%                       29.56%

JPMorgan Insurance Trust Small Cap Core
 Portfolio - Class 1
----------------------------------------------
2013       1,132 $16.81  to  24.25  $27,129     0.87%                      0.50%    to     0.70%       41.30%   to     41.59%
2012       3,937  11.87  to  17.16   52,378     0.24%                      0.50%    to     0.70%       18.89%   to     19.13%
2011       4,917   9.97  to  14.44   63,148     0.08%                      0.50%    to     0.75%       -5.48%   to     -5.25%
2010       2,479  10.52  to  15.27   32,237     0.00%                      0.50%    to     0.75%       26.18%   to     32.33%
2009       3,398  10.28  to  12.09   35,743     0.72%    to     0.82%      0.70%    to     0.75%       21.66%   to     21.72%

JPMorgan Mid Cap Value Portfolio /(4)/
----------------------------------------------
2009           - $    -             $     -     4.82%                      0.70%                       -2.91%
2008          12  10.76                 129     1.13%                      0.70%                      -33.67%

MFS VIT Core Equity Series - Initial Class
----------------------------------------------
2013          25 $14.89             $   369     0.20%                      0.50%                       33.93%
2012         142  11.12               1,583     0.82%                      0.50%                       15.65%
2011         165   9.62               1,591     0.95%                      0.50%                       -1.51%
2010         182   7.75  to   9.76    1,780     1.05%                      0.50%    to     0.75%       16.34%   to     25.10%
2009         235   6.66               1,567     1.58%                      0.75%                       31.44%

                                 USL VL-R - 36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                          For the year ended December 31
           --------------------------------     --------------------------------------------------------------------------
                                                Investment Income
                   Unit Value                        Ratio                   Expense Ratio                   Total Return
           Units Lowest to Highest Net Assets   Lowest to Highest /(1)/      Lowest to Highest /(2)/      Lowest to Highest /(3)/
----------------------------------------------  -------------------------    -------------------------    ------------------------
MFS VIT Growth Series - Initial Class
----------------------------------------------
2013       3,922 $15.70             $ 61,574     0.20%                       0.50%                         36.17%
2012       5,459  11.53               62,934     0.00%                       0.50%                         16.80%
2011       5,737   9.87  to  15.86    65,167     0.20%                       0.50%    to     0.75%         -1.07%   to     -0.82%
2010       5,850   9.95  to  16.02    71,386     0.11%    to     0.12%       0.50%    to     0.75%          7.87%   to     14.53%
2009       4,941  12.37  to  13.99    61,668     0.31%    to     0.42%       0.70%    to     0.75%         36.65%   to     36.71%

MFS VIT New Discovery Series - Initial Class
----------------------------------------------
2013         159 $20.58  to  25.93  $  3,362     0.00%                       0.50%    to     0.70%         40.53%   to     40.81%
2012         154  14.16  to  18.45     2,248     0.00%                       0.70%    to     0.75%         20.32%   to     20.38%
2011         144  11.77  to  15.33     1,737     0.00%                       0.70%    to     0.75%        -10.94%   to    -10.89%
2010         139  13.21  to  17.20     1,890     0.00%                       0.70%    to     0.75%         35.32%   to     35.39%
2009         128   9.77  to  12.71     1,277     0.00%                       0.70%    to     0.75%         61.96%   to     62.05%

MFS VIT Research Series - Initial Class
----------------------------------------------
2013           - $    -             $      -     0.00%                       0.00%    to     0.00%          0.00%   to      0.00%
2012           -      -                    -     0.00%                       0.00%                          0.00%
2011           -   9.23                    -     0.00%                       0.75%                         -1.19%
2010           -   9.34                    -     0.00%                       0.75%                         15.03%
2009           -   8.12                    -     3.08%                       0.75%                         29.57%

Neuberger Berman AMT Mid-Cap Growth
 Portfolio - Class I
----------------------------------------------
2013         438 $15.10             $  6,609     0.00%                       0.50%                         31.95%
2012         372  10.46  to  11.44     4,083     0.00%                       0.50%    to     0.75%         11.57%   to     11.85%
2011         347      -  to  29.26     3,255     0.00%                       0.20%    to     0.75%        -32.84%   to     11.11%
2010       2,201   9.40  to  10.23    20,689     0.00%                       0.50%    to     0.75%         13.34%   to     28.13%
2009       2,948   7.34               21,624     0.00%                       0.75%                         30.62%

Oppenheimer Global Securities Fund/VA -
 Non-Service Shares
----------------------------------------------
2013       1,051 $13.18  to  23.71  $ 21,162     1.34%                       0.20%    to     0.70%         26.42%   to     27.05%
2012         886  10.43  to  18.76    14,256     2.25%                       0.20%    to     0.70%         20.42%   to     21.02%
2011         581   8.66  to  15.58     7,613     1.83%                       0.20%    to     0.70%         -8.93%   to     -8.47%
2010       1,062   9.51  to  17.11    17,186     0.61%    to     1.21%       0.20%    to     0.70%         15.16%   to     15.73%
2009         812   8.26  to  14.85    11,755     0.00%    to     1.85%       0.20%    to     0.70%          2.13%   to     38.80%

PIMCO VIT CommodityRealReturn Strategy
 Portfolio - Administrative Class
----------------------------------------------
2013         712 $ 6.04  to   9.24  $  6,306     1.56%                       0.70%    to     0.70%        -15.30%   to    -15.30%
2012         703   7.13  to  10.90     6,986     2.36%                       0.70%                          4.65%
2011         317   6.81  to  10.42     2,765    15.01%                       0.70%                         -8.20%
2010         266   7.42  to  11.35     2,525    13.31%    to    14.01%       0.70%                         23.66%   to     23.66%
2009         201   6.00  to   9.18     1,548     6.27%    to     7.06%       0.70%                         30.27%   to     40.54%

PIMCO VIT Real Return Portfolio -
 Administrative Class
----------------------------------------------
2013       1,255 $12.26  to  15.08  $ 15,420     1.07%                       0.50%    to     0.70%         -9.85%   to     -9.67%
2012       3,256  13.57  to  16.73    44,224     1.06%                       0.50%    to     0.70%          7.99%   to      8.21%
2011       3,726  12.54  to  21.87    46,765     1.61%                       0.50%    to     0.75%         10.83%   to     11.11%
2010       7,279  11.29  to  19.73    95,727     1.40%    to     1.49%       0.50%    to     0.75%          4.74%   to      7.35%
2009       6,344  13.02  to  18.39   116,455     2.43%    to     3.02%       0.70%    to     0.75%         17.48%   to     17.53%

                                 USL VL-R - 37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                          For the year ended December 31
           --------------------------------     --------------------------------------------------------------------------
                                                Investment Income
                   Unit Value                        Ratio                   Expense Ratio                   Total Return
           Units Lowest to Highest Net Assets   Lowest to Highest /(1)/      Lowest to Highest /(2)/      Lowest to Highest /(3)/
----------------------------------------------  -------------------------    -------------------------    ------------------------
PIMCO VIT Short-Term Portfolio -
 Administrative Class
----------------------------------------------
2013         667 $10.97  to  12.05  $  7,659     0.96%                       0.50%    to     0.70%         -0.14%   to      0.06%
2012       1,584  10.97  to  13.21    18,897     0.87%                       0.50%    to     0.75%          2.01%   to      2.26%
2011       2,241  10.72  to  12.95    26,911     0.98%                       0.50%    to     0.75%         -0.24%   to      0.01%
2010       1,313  10.72  to  12.98    14,864     0.82%    to     0.84%       0.50%    to     0.75%          0.69%   to      1.39%
2009       1,486  11.68  to  12.81    18,720     2.00%    to     2.17%       0.70%    to     0.75%          6.99%   to      7.04%

PIMCO VIT Total Return Portfolio -
 Administrative Class
----------------------------------------------
2013       3,723 $14.23  to  20.25  $ 53,599     2.19%                       0.20%    to     0.75%         -2.69%   to     -2.16%
2012       3,684  13.87  to  20.81    56,183     2.61%                       0.20%    to     0.75%          8.77%   to      9.37%
2011       3,589  12.73  to  19.13    50,610     2.46%                       0.20%    to     0.75%          2.83%   to      3.40%
2010       9,767  12.34  to  18.61   134,318     1.85%    to     2.63%       0.20%    to     0.75%          3.71%   to      7.89%
2009       9,008  11.92  to  17.34   153,429     0.00%    to     5.92%       0.20%    to     0.75%          0.28%   to     13.24%

Pioneer Fund VCT Portfolio - Class I
----------------------------------------------
2013         316 $13.45             $  4,245     1.30%                       0.50%                         32.62%
2012         296  10.14                3,001     1.63%                       0.50%                          9.69%
2011         271   9.25                2,508     1.66%                       0.50%                         -4.78%
2010         251   9.71  to  12.13     2,435     0.87%                       0.50%    to     0.75%         15.16%   to     16.22%
2009         790  10.53                8,317     1.37%                       0.75%                         24.26%

Pioneer Growth Opportunities VCT Portfolio
 - Class I
----------------------------------------------
2013         659 $17.38             $ 11,454     0.00%                       0.50%                         41.75%
2012         622  12.26  to  12.30     7,628     0.00%                       0.50%    to     0.75%          6.22%   to      6.49%
2011         579  11.51  to  11.58     6,663     0.00%                       0.50%    to     0.75%         -2.99%   to     -2.75%
2010         555  11.84  to  11.93     6,579     0.00%                       0.50%    to     0.75%          6.43%   to     19.32%
2009         507  10.00                5,066     0.00%                       0.75%                         43.48%

Putnam VT Diversified Income Fund - Class IB
----------------------------------------------
2013         203 $13.86             $  2,812     3.10%                       0.50%                          7.28%
2012         196  12.92                2,536     5.42%                       0.50%                         10.97%
2011         188  11.65  to  14.17     2,191     9.23%                       0.50%    to     0.70%         -3.84%   to     -3.65%
2010         194  12.09  to  17.49     2,383    13.81%    to    20.23%       0.50%    to     0.75%          0.43%   to     11.88%
2009         178  13.17  to  15.64     2,632     6.66%    to    10.43%       0.70%    to     0.75%         54.20%   to     54.27%

Putnam VT Growth and Income Fund - Class IB
----------------------------------------------
2013       1,212 $14.90             $ 18,060     1.57%                       0.50%                         35.00%
2012       1,094  11.04  to  13.01    12,529     1.63%                       0.50%    to     0.75%         18.25%   to     18.54%
2011       1,002   9.31  to  11.00     9,685     1.71%                       0.50%    to     0.75%         -5.35%   to     -5.12%
2010       2,094   9.81  to  11.62    22,531     1.78%                       0.50%    to     0.75%         13.52%   to     13.70%
2009       5,444  10.24               55,741     2.74%                       0.75%                         28.84%

Putnam VT International Value Fund
- Class IB
----------------------------------------------
2013       1,597 $ 9.40             $ 15,019     3.04%                       0.50%                         21.60%
2012       2,449   7.73               18,939     3.30%                       0.50%                         21.09%
2011       2,399   6.39  to  12.23    19,940     2.67%                       0.50%    to     0.75%        -14.42%   to    -14.21%
2010       2,050   7.44  to  14.28    23,928     3.15%    to     3.22%       0.50%    to     0.75%          6.32%   to     10.30%
2009       2,758  13.14  to  13.43    36,285     0.00%                       0.70%    to     0.75%         25.25%   to     25.31%

                                 USL VL-R - 38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                    At December 31                        For the year ended December 31
           -----------------------------------  ----------------------------------------------------------------------------------
                                                Investment Income
                   Unit Value                       Ratio                    Expense Ratio                  Total Return
           Units Lowest to Highest Net Assets   Lowest to Highest /(1)/      Lowest to Highest /(2)/      Lowest to Highest /(3)/
----------------------------------------------  -------------------------    -------------------------    ------------------------
Putnam VT Small Cap Value Fund - Class IB
----------------------------------------------
2013          77 $18.22             $ 1,408     0.96%                        0.70%                         38.63%
2012          67  13.14                 882     0.53%                        0.70%                         16.67%
2011          57  11.26                 639     0.70%                        0.70%                         -5.39%
2010          42  11.90                 506     0.46%                        0.70%                         25.11%
2009          23   9.52                 220     0.00%                        0.70%                          8.01%

UIF Growth Portfolio - Class I Shares
----------------------------------------------
2013       3,268 $17.17             $56,111     0.45%                        0.50%                         47.33%
2012       3,034  11.65              35,352     0.00%                        0.50%                         13.81%
2011       2,886  10.24  to  14.37   29,554     0.15%                        0.50%    to     0.75%         -3.52%   to    -3.28%
2010       3,673  10.59  to  14.90   44,476     0.10%                        0.50%    to     0.75%         16.72%   to    21.94%
2009       4,281  12.22              52,293     0.00%                        0.75%                         64.32%

VALIC Company I International Equities Fund
----------------------------------------------
2013          15 $ 9.72             $   145     0.00%                        0.50%                         18.40%
2012          14   8.21                 115     2.96%                        0.50%                         16.44%
2011          12   7.05                  88     0.02%                        0.50%                        -13.53%
2010       4,214   8.16  to  12.55   34,378     1.97%                        0.50%    to     0.75%          7.65%   to    20.87%
2009       3,951  11.66              46,051     2.63%                        0.75%                         28.63%

VALIC Company I Mid Cap Index Fund
----------------------------------------------
2013       2,000 $16.19             $32,385     0.00%                        0.50%                         32.45%
2012       1,919  12.23  to  19.34   23,558     1.03%                        0.50%    to     0.70%         16.70%   to    16.94%
2011       2,059  10.46  to  25.96   21,684     0.60%                        0.50%    to     0.75%         -2.74%   to    -2.49%
2010       3,226  10.72  to  26.69   47,485     0.87%    to     0.91%        0.50%    to     0.75%         25.31%   to    25.96%
2009       2,674  13.59  to  21.30   56,481     1.37%    to     1.48%        0.70%    to     0.75%         37.25%   to    37.32%

VALIC Company I Money Market I Fund
----------------------------------------------
2013         142 $ 9.86  to  10.85  $ 1,516     0.00%                        0.50%    to     0.70%         -0.69%   to    -0.49%
2012         114   9.91  to  12.60    1,237     0.08%                        0.50%    to     0.75%         -0.74%   to    -0.49%
2011         314   9.96  to  12.69    3,707     0.00%                        0.50%    to     0.75%         -0.74%   to    -0.49%
2010         143   9.94  to  12.79    1,560     0.00%                        0.20%    to     0.75%         -0.73%   to    -0.18%
2009         130  10.01  to  12.88    1,522     0.00%    to     0.31%        0.20%    to     0.75%         -0.45%   to    -0.04%

VALIC Company I Nasdaq-100 Index Fund
----------------------------------------------
2013       1,167 $17.99  to  25.11  $27,081     0.00%                        0.50%    to     0.70%         35.28%   to    35.55%
2012       1,275   7.61  to  18.56   18,046     0.49%                        0.70%    to     0.75%         17.06%   to    17.12%
2011       1,289   6.50  to  15.85   15,924     0.47%                        0.70%    to     0.75%          2.20%   to     2.25%
2010         876   6.36  to  15.50    9,512     0.25%    to     0.27%        0.70%    to     0.75%         18.83%   to    18.89%
2009         845   5.35  to  13.03    7,935     0.29%                        0.70%    to     0.75%         54.27%   to    54.35%

VALIC Company I Science & Technology Fund
----------------------------------------------
2013         959 $16.63             $15,947     0.00%                        0.50%                         41.78%
2012       1,173   5.51  to  11.73   11,851     0.00%                        0.50%    to     0.75%         11.30%   to    11.58%
2011       1,223   4.95  to  10.51   11,266     0.00%                        0.50%    to     0.75%         -6.69%   to    -6.46%
2010       2,397   5.30              12,715     0.00%                        0.75%                         21.18%
2009       2,531   4.38              11,077     0.11%                        0.75%                         64.28%

                                 USL VL-R - 39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                  At December 31                         For the year ended December 31
         ------------------------------------  ----------------------------------------------------------------------------------
                                               Investment Income
                 Unit Value                        Ratio                    Expense Ratio                  Total Return
         Units Lowest to Highest Net Assets    Lowest to Highest /(1)/      Lowest to Highest /(2)/      Lowest to Highest /(3)/
---------------------------------------------  -------------------------    -------------------------    ------------------------

VALIC Company I Small Cap Index Fund
---------------------------------------------
2013        69 $16.53  to  23.22 $     1,607   0.00%                        0.50%    to     0.70%        37.67%    to    37.95%
2012     2,908  11.98  to  16.87      35,206   1.26%                        0.50%    to     0.70%        15.25%    to    15.48%
2011     3,371  10.37  to  14.63      35,368   0.99%                        0.50%    to     0.70%        -4.97%    to    -4.78%
2010     3,486  10.90  to  16.25      38,493   0.72%    to     0.89%        0.50%    to     0.75%        16.58%    to    25.67%
2009     2,511  12.25  to  12.94      32,360   1.54%    to     1.67%        0.70%    to     0.75%        27.26%    to    27.33%

VALIC Company I Stock Index Fund
---------------------------------------------
2013     5,443 $14.43  to  19.84 $    79,017   0.00%                        0.50%    to     0.70%        31.00%    to    31.26%
2012     5,698  11.00  to  15.15      63,001   1.75%                        0.50%    to     0.70%        14.77%    to    15.00%
2011     6,233   9.56  to  13.20      60,310   1.38%                        0.50%    to     0.75%         1.06%    to     1.31%
2010     8,829   9.44  to  13.05      90,553   1.42%    to     1.57%        0.50%    to     0.75%         7.14%    to    13.89%
2009     9,300  11.07  to  11.46     103,031   2.11%    to     2.20%        0.70%    to     0.75%        25.22%    to    25.28%

Vanguard VIF High Yield Bond Portfolio
---------------------------------------------
2013     3,146 $14.68  to  18.19 $    48,685   4.65%                        0.50%    to     0.70%         3.62%    to     3.83%
2012     2,483  14.33  to  17.56      37,243   6.16%                        0.50%    to     0.70%        13.50%    to    13.73%
2011     3,105  12.48  to  17.84      40,434   7.49%                        0.50%    to     0.75%         6.14%    to     6.40%
2010     3,231  11.75  to  16.81      39,719   0.00%    to     7.63%        0.50%    to     0.75%         4.46%    to    11.32%
2009     2,341  11.08  to  15.11      34,124   0.00%    to     9.42%        0.70%    to     0.75%        15.10%    to    37.88%

Vanguard VIF REIT Index Portfolio
---------------------------------------------
2013     5,239 $18.85  to  21.53 $    68,193   1.95%                        0.20%    to     0.70%         1.62%    to     2.13%
2012     4,271  10.18  to  34.11      57,299   1.77%                        0.20%    to     0.75%        16.58%    to    17.22%
2011     3,382   8.73  to  29.26      40,116   2.28%                        0.20%    to     0.75%         7.63%    to     8.22%
2010     5,770   8.11  to  27.18      71,697   1.33%    to     2.73%        0.20%    to     0.75%        15.41%    to    27.99%
2009     2,792   6.37  to  21.35      56,788   0.00%    to     4.25%        0.20%    to     0.75%        14.13%    to    59.39%

/(1)/These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest. In 2011 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

/(2)/These amounts represent the annualized policy expenses of the Separate
     Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2011, 2010, 2009, 2008, and 2007, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

/(4)/Effective April 24, 2009, JPMorgan Mid Cap Value Portfolio was acquired by
     JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1.

/(5)/Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund - Series
     I was acquired by Invesco V.I. High Yield Fund - Series I.

/(6)/Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.

                                 USL VL-R - 40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                 USL VL-R - 41

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         INDEX TO FINANCIAL STATEMENTS

                                                                                       Page
                                                                                      Numbers
                                                                                     --------
Report of Independent Registered Public Accounting Firm.............................    1

Balance Sheets - December 31, 2013 and 2012.........................................  2 to 3

Statements of Income - Years Ended December 31, 2013, 2012 and 2011.................    4

Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011...    5

Statements of Shareholder's Equity - Years Ended December 31, 2013, 2012 and 2011...    6

Statements of Cash Flows - Years Ended December 31, 2013, 2012 and 2011.............  7 to 8

Notes to Financial Statements.......................................................  9 to 69

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income, of comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




/s/ PricewaterhouseCoopers LLP

Houston, TX
April 28, 2014

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                BALANCE SHEETS

                                                                        December 31,
                                                                  -------------------------
                                                                      2013         2012
                                                                  ------------ ------------
                                                                               (as adjusted,
                                                                                see Note 2)
                                                                        (in millions)
ASSETS
Investments:
Fixed maturity securities:
  Bonds available for sale, at fair value
   (amortized cost: 2013 - $19,212; 2012 - $19,280).............. $     19,696 $     21,417
  Other bond securities, at fair value...........................          220           68
Equity securities:
  Common and preferred stock available for sale, at fair value
   (cost: 2013 - $1; 2012 - $2)..................................            2            4
Mortgage and other loans receivable
   (net of allowance: 2013 - $23; 2012 - $16)....................        1,720        1,622
Policy loans.....................................................          218          224
Other invested assets
   (portion measured at fair value: 2013 - $327; 2012 - $92).....          978          567
Short-term investments
   (portion measured at fair value: 2013 - $678; 2012 - $691)....          912          954
                                                                  ------------ ------------
Total investments................................................       23,746       24,856

Cash.............................................................           30           15
Accrued investment income........................................          202          216
Amounts due from related parties.................................           58           34
Premiums and other receivables, net of allowance.................           61           54
Reinsurance receivables..........................................          269          290
Derivative assets, at fair value.................................           10            4
Deferred policy acquisition costs................................          378          227
Deferred sales inducements.......................................           23            5
Current income taxes receivable..................................            -           28
Deferred income taxes............................................          449            -
Other assets.....................................................           30           82
Separate account assets, at fair value...........................        1,709        1,135
                                                                  ------------ ------------
TOTAL ASSETS..................................................... $     26,965 $     26,946
                                                                  ============ ============

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          BALANCE SHEETS (Continued)

                                                                        December 31,
                                                             --------------------------------
                                                                   2013             2012
                                                             ---------------   --------------
                                                                                (as adjusted,
                                                                                 see Note 2)
                                                            (in millions, except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits for life and accident and health
  insurance contracts....................................... $        5,919    $       5,891
Policyholder contract deposits (portion measured at fair
value : 2013 - $19; 2012 - $59).............................         13,952           13,899
Policy claims and benefits payable..........................            237              255
Other policyholders funds...................................            347              362
Reserve for unearned premiums...............................             57              100
Income taxes payable to parent..............................             48                -
Deferred income taxes.......................................              -               77
Notes payable - to third parties, net.......................             10               10
Amounts due to related parties..............................             71               74
Securities lending payable..................................            727              784
Derivative liabilities, at fair value.......................             15               16
Other liabilities...........................................            160              315
Separate account liabilities................................          1,709            1,135
                                                             ---------------   --------------
TOTAL LIABILITIES                                                    23,252           22,918
                                                             ---------------   --------------

CONTINGENCIES, COMMITMENTS AND GUARANTEES (SEE NOTE 12)

SHAREHOLDER'S EQUITY:
Common stock, $2 par value, 1,980,658 shares authorized,
  issued and outstanding....................................              4                4
Additional paid-in capital..................................          3,334            3,740
Retained earnings (accumulated deficit).....................            171             (482)
Accumulated other comprehensive income......................            204              766
                                                             ---------------   --------------
TOTAL SHAREHOLDER'S EQUITY                                            3,713            4,028
                                                             ---------------   --------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                   $       26,965    $      26,946
                                                             ===============   ==============

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                             STATEMENTS OF INCOME

                                                                 Years ended December 31,
                                                             --------------------------------
                                                                2013       2012       2011
                                                             ---------- ---------- ----------
                                                                       (as adjusted,(as adjusted,
                                                                        see Note 2)   see Note 2)
                                                                       (in millions)
REVENUES:
  Premiums.................................................. $     472  $     503  $     480
  Policy fees...............................................       224        223        193
  Net investment income.....................................     1,286      1,238      1,175
  Net realized capital gains:
   Total other-than-temporary impairments on available for
     sale securities........................................       (36)       (25)      (114)
   Portion of other-than-temporary impairments on available
     for sale fixed maturity securities recognized in
     accumulated other comprehensive income.................         3        (21)        (6)
                                                             ---------- ---------- ----------
   Net other-than-temporary impairments on available for
     sale securities recognized in net income...............       (33)       (46)      (120)
   Other realized capital gains.............................       512        195        238
                                                             ---------- ---------- ----------
     Total net realized capital gains.......................       479        149        118
  Other income..............................................       135         58         69
                                                             ---------- ---------- ----------
TOTAL REVENUES..............................................     2,596      2,171      2,035
                                                             ---------- ---------- ----------

BENEFITS AND EXPENSES:
  Policyholder benefits.....................................     1,307      1,035        933
  Interest credited to policyholder account balances........       444        494        494
  Amortization of deferred policy acquisition costs.........        53         87         93
  General and administrative expenses, net of deferrals.....       145        127        144
  Commissions, net of deferrals.............................       122        130        125
                                                             ---------- ---------- ----------
TOTAL BENEFITS AND EXPENSES.................................     2,071      1,873      1,789
                                                             ---------- ---------- ----------

INCOME BEFORE INCOME TAX BENEFIT                                   525        298        246

INCOME TAX EXPENSE (BENEFIT):
  Current...................................................        60         16         68
  Deferred..................................................      (188)       (82)       (71)
                                                             ---------- ---------- ----------
TOTAL INCOME TAX BENEFIT....................................      (128)       (66)        (3)
                                                             ---------- ---------- ----------

NET INCOME.................................................. $     653  $     364  $     249
                                                             ========== ========== ==========

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF COMPREHENSIVE INCOME

                                                                                   Years ended December 31,
                                                                               ---------------------------------
                                                                                  2013        2012       2011
                                                                               ---------   ---------   ---------
                                                                                        (in millions)

NET INCOME.................................................................... $    653    $    364   $     249

OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

  Change in unrealized appreciation (depreciation) of fixed maturity
   investments on which other- than-temporary credit impairments were taken...        9         (52)         37

  Change in unrealized appreciation (depreciation) of all other investments
   arising during the current period..........................................   (1,050)        675         239

  Adjustment to deferred policy acquisition costs and deferred sales
   inducements................................................................      105        (125)        (38)

   Insurance loss recognition.................................................      374         (85)       (148)
                                                                               ---------   ---------   ---------
OTHER COMPREHENSIVE INCOME (LOSS).............................................     (562)        413          90
                                                                               ---------   ---------   ---------

COMPREHENSIVE INCOME.......................................................... $     91    $    777    $    339
                                                                               =========   =========   =========

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            Years ended December 31,
                                                        --------------------------------
                                                           2013       2012       2011
                                                        ---------- ---------- ----------
                                                                  (in millions)

COMMON STOCK:
  Balance at beginning and end of year................. $       4  $       4  $       4

ADDITIONAL PAID-IN CAPITAL:
  Balance at beginning of year.........................     3,740      3,961      4,076
   Capital contributions from Parent (see Note 13).....         -          -          1
   Return of capital...................................      (406)      (221)      (116)
                                                        ---------- ---------- ----------
  Balance at end of year...............................     3,334      3,740      3,961
                                                        ---------- ---------- ----------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
  Balance at beginning of year.........................      (482)      (846)    (1,095)
   Net income..........................................       653        364        249
                                                        ---------- ---------- ----------
  Balance at end of year...............................       171       (482)      (846)
                                                        ---------- ---------- ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at beginning of year.........................       766        353        263
   Other comprehensive income (loss)...................      (562)       413         90
                                                        ---------- ---------- ----------
  Balance at end of year...............................       204        766        353
                                                        ---------- ---------- ----------
TOTAL SHAREHOLDER'S EQUITY............................. $   3,713  $   4,028  $   3,472
                                                        ========== ========== ==========

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           STATEMENTS OF CASH FLOWS

                                                                      Years ended December 31,
                                                                     --------------------------
                                                                       2013     2012     2011
                                                                     -------- -------- --------
                                                                            (as adjusted,(as adjusted,
                                                                             see Note 2)  see Note 2)
                                                                            (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.......................................................... $   653  $   364  $   249
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
OPERATING ACTIVITIES:
Interest credited to policyholder account balances..................     444      494      494
Fees charged for policyholder contract deposits.....................    (191)    (196)    (188)
Amortization of deferred policy acquisition costs...................      53       87       93
Net realized capital gains..........................................    (479)    (149)    (118)
Equity in income of partnerships and other invested assets..........     (46)     (20)      (2)
Depreciation and amortization.......................................       1        3        4
Amortization (accretion) of net premium/discount on investments.....    (165)    (137)    (142)
Provision for deferred income taxes.................................    (188)     (82)     (71)
Unrealized (gains) losses in earnings - net.........................     (51)      18      (24)
Capitalized interest................................................     (17)     (15)     (15)
CHANGE IN:
  Accrued investment income.........................................      14        1      (26)
  Amounts due to/from related parties...............................     (27)     (14)      33
  Reinsurance receivables...........................................      21        3       24
  Deferral of deferred policy acquisition costs.....................     (63)     (38)     (86)
  Deferral of sales inducements.....................................      (2)      (1)       -
  Income taxes currently receivable/payable.........................      95      (62)      85
  Other assets......................................................      44      (32)      18
  Future policy benefits............................................     542      274       (3)
  Other policyholders' funds........................................     (15)     (43)     (12)
  Other liabilities.................................................     (75)     100        4
Other, net..........................................................      (1)      (2)      (2)
                                                                     -------- -------- --------
     NET CASH PROVIDED BY OPERATING ACTIVITIES......................     547      553      315
                                                                     -------- -------- --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
  Fixed maturity securities.........................................  (6,175)  (3,828)  (7,103)
  Equity securities.................................................      (1)       -        -
  Mortgage and other loans..........................................    (385)    (312)    (265)
  Other investments, excluding short-term investments...............    (587)    (406)    (297)
Sales of:
  Fixed maturity securities.........................................   5,049    2,724    2,157
  Equity securities.................................................       -        5        9
  Mortgage and other loans..........................................     206        -        -
  Other investments, excluding short-term investments...............     156      133       79
Redemptions and maturities of:
  Fixed maturity securities.........................................   1,768    1,553    1,508
  Mortgage and other loans..........................................      11       93       94
  Other investments, excluding short-term investments...............      81      160       42
Purchases of property, equipment and software.......................       -       (1)      (1)
Change in short-term investments....................................      42     (849)   2,566
                                                                     -------- -------- --------
     NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES............     165     (728)  (1,211)
                                                                     -------- -------- --------

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                     STATEMENTS OF CASH FLOWS (Continued)


                                                                     Years ended December 31,
                                                                  ------------------------------
                                                                     2013      2012      2011
                                                                  ---------- -------- ----------
                                                                            (as adjusted,(as adjusted,
                                                                             see Note 2)  see Note 2)
                                                                         (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits.................................... $   1,078  $    699  $    1,934
Policyholder account withdrawals.................................    (1,176)   (1,054)       (669)
Net exchanges from separate accounts.............................      (119)      (57)        (21)
Claims and annuity payments......................................       (15)       (6)       (237)
Change in securities lending payable.............................       (57)      784           -
Net receipts from other short-term financings....................         -        10           6
Cash overdrafts..................................................        (2)        4           8
Return of capital................................................      (406)     (221)       (116)
                                                                  ---------  --------  ----------
     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES.........      (697)      159         905
                                                                  ---------  --------  ----------

INCREASE (DECREASE) IN CASH......................................        15       (16)          9
CASH AT BEGINNING OF PERIOD......................................        15        31          22
                                                                  ---------  --------  ----------
CASH AT END OF PERIOD............................................ $      30  $     15  $       31
                                                                  =========  ========  ==========

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (received) paid..................................... $     (18) $     86  $       18

Non-cash activity:
Sales inducements credited to policyholder contract deposits.....        13        23          28
Other various non-cash contributions.............................         -         -           1

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a direct, wholly-owned subsidiary of AGC Life Insurance Company (the "Parent"), which is in turn an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual fixed and variable annuity and life products, group insurance and certain credit products. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

Individual annuity products offered by the Company include fixed and equity-indexed annuities, immediate annuities, terminal funding annuities, structured settlement contracts and annuities directed at the market for tax-deferred, long-term savings products. These individual annuity products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions, affiliated and independent broker-dealers and full-service securities firms.

The individual life insurance products include universal life, term life, whole life and interest sensitive whole life. These individual life products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("FSA"), a subsidiary of the former SunAmerica Life Insurance Company ("SALIC"), merged with US Life, the surviving entity. The accompanying financial statements include the financial position, results of operations and cash flow of FSA for all periods presented.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Out of Period Adjustments

In  2013, the  Company recorded  out of  period adjustments  to correct   errors
related to prior periods which resulted in a $7 million increase to pretax income, a $15 million increase to net income and a $20 million increase to comprehensive income. The most significant item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $20 million tax benefit was recorded in 2013 to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The company has evaluated the impact of the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

Revision of Prior Period Financial Statements

The financial statements as of and for the year ended December 31, 2012 and 2011 were revised to correctly classify current taxes receivable, deferred taxes payable, and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these corrections, the revisions were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

The following tables reflect the revisions and their effects on line items in the financial statements for 2012 and 2011 as follows:

As of and for the year ended December 31, 2012:

                                                  As Previously   Effect of        As Currently
                                                     Reported       Change           Reported
                                                  ------------- ------------      --------------
Balance Sheet:                                                  (in millions)
  Current Tax Receivable.......................     $      5        $    23     $         28
  Total assets.................................       26,923             23           26,946
  Deferred tax payable.........................           54             23               77
  Total liabilities............................       22,895             23           22,918
Statement of Income:
  Income tax expense (benefit):
     Current...................................           35            (19)              16
     Deferred..................................         (101)            19              (82)

Cash flows from operating activities:
  Provision for deferred income taxes..........         (101)            19              (82)
  Change in income taxes currently
    receivable/payable.........................          (43)           (19)             (62)

As of and for the year ended December 31, 2011:


                                                  As Previously   Effect of        As Currently
                                                     Reported       Change          Reported
                                                  ------------- ------------      --------------
Statement of Income:                                             (in millions)
  Income tax expense (benefit):
     Current...................................     $     72         $   (4)    $         68
     Deferred..................................          (75)             4              (71)

Cash flows from operating activities:
  Provision for deferred income taxes..........          (75)             4              (71)
  Change in income taxes currently
    receivable/payable.........................           89             (4)              85


Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;
    . valuation of future policy benefit liabilities and timing and extent of loss recognition;
    . valuation of liabilities for guaranteed benefit features of variable annuity products;
    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;
    . estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;
    . impairment charges, including other-than-temporary impairments on available for sale securities; and
    .  fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.


INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of DAC, deferred sales inducements and deferred taxes in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

Purchased Credit Impaired Securities

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

Other Bonds and Other Common and Preferred Stock

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See
Note 3 for additional information on assets designated under the fair value option.

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       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Evaluating Investments for Other-than-Temporary Impairments

Fixed Maturity Securities
-------------------------

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

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       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Equity Securities
-----------------

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion of discount or amortization premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and accretion of discounts and prepayment fees are reported in net investment income in the statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Other Invested Assets

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

Investments in these other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

The Company is a member of the Federal Home Loan Bank ("FHLB") of New York and such membership requires the members to own stock in the FHLB. The Company's FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally forwards, swaps and options) are used to economically mitigate risk associated with foreign currency denominated transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

Interest rate, foreign currency and equity swaps, swap options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. Changes in the fair value of derivatives are reported as part of net realized capital gains and losses in the statement of income. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging activities have been and remain economically effective, but have not been designated as hedges for hedge accounting. See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Short-duration insurance contracts

Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. The Company assesses the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

Long-duration insurance contracts

Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities net of DAC and the amount the future policy benefit liabilities net of DAC would be when applying updated current assumptions. When loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, records additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts

Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to
the  effect  of  actual  investment  performance.   When   actual   performance
significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, the Company does not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

DEFERRED SALES INDUCEMENTS

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the balance sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the statements of income.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

holders for mortality, administrative and other services are included in policy fees in the statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, guaranteed renewable term life, limited payment and investment contracts. Long duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical, credit and disability policies. These contracts provide insurance protection for a fixed period of short duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC, VOBA and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

As the Company experiences changes over time, it updates the assumptions to reflect these observed changes. Because of the long term nature of many of its liabilities subject to the "lock-in" principle, small changes in certain assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset returns have a large effect on the degree of reserve deficiency. If observed changes in actual experience or estimates result in projected future losses under loss recognition testing, the Company adjusts DAC through amortization expense, and may record additional liabilities through a charge to policyholder benefit expense. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed

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       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis.

Waiver of premium reserves for life insurance are based primarily on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized investment gains (losses) in the statements of income. These include guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum account value ("GMAV") as well as equity-indexed annuities and equity-indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 8 for additional information on guaranteed benefit features.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

OTHER POLICYHOLDER FUNDS

Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items, including liabilities for dividends arising out of participating business, reserves for experience-rated group products and unearned revenue reserves ("URR"). Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Other policyholder funds include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. The amount of annual dividends to be paid is approved locally by the boards of directors of the insurance companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations. The portions of current and prior net income and of current unrealized appreciation of investments that can inure to the Company's benefit are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

URR consist of front end loads on interest-sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for interest-sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs for investment-oriented products to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized as revenue when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the statements of income.

Premiums on accident and health policies and credit products are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums. The Company estimates and accrues group and credit premiums due but not yet collected.

POLICY FEES

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

    . Realized and unrealized gains and losses from investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge fund investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)



NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

    . Sales of available for sale fixed maturity and equity securities and real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

    . Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

    .  Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes investment advisory fees and income from legal settlements.

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

See Note 14 for discussion of the valuation allowance for deferred tax assets.


FUTURE APPLICATION OF ACCOUNTING STANDARDS

Investment Company Guidance

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

January 1, 2014 and does not expect the adoption of the standard to have a material effect on its financial condition, results of operations or cash flows.


Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its financial condition, results of operations and cash flows.


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:


Disclosures about Offsetting Assets and Liabilities

In January 2013, the FASB issued an accounting standard that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The standard applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in the FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's financial condition, results of operations or cash flows.


3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis
--------------------------------------------

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.


Fair Value Hierarchy
--------------------

Assets and liabilities recorded at fair value in the balance sheets are classified in accordance with a fair value hierarchy, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies
-----------------------

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

.. The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

   When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark LIBOR curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.


Fixed Maturity Securities
-------------------------

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, through periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values
provided   by  brokers   are subject  to similar  control processes   to  those
noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets
------------------------------------------

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets
---------------------

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments
----------------------

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets
-----------------------

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)



Freestanding Derivatives
------------------------

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.


OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments.
Valuation   models  require   a  variety   of  inputs,   including  contractual
terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits
----------------------------------------------------------------------

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with equity-indexed annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis
------------------------------------------------------------------

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:


At December 31, 2013
--------------------

                                                                       Level 1 Level 2 Level 3  Total
                                                                       ------- ------- ------- -------
                                                                                (in millions)
ASSETS:
Bonds available for sale:
   U.S. government and government sponsored entities.................. $    -  $    56 $    -  $    56
   Obligations of states, municipalities and political subdivisions...      -      346    102      448
   Non-U.S. governments...............................................      -      426      -      426
   Corporate debt.....................................................      -   13,634    160   13,794
   RMBS...............................................................      -    1,184  1,357    2,541
   CMBS...............................................................      -      402    649    1,051
   CDO/ABS............................................................      -      374  1,006    1,380
                                                                       ------  ------- ------  -------
Total bonds available for sale........................................      -   16,422  3,274   19,696
                                                                       ------  ------- ------  -------
Other bond securities:
   RMBS...............................................................      -       29     39       68
   CMBS...............................................................      -        -     10       10
   CDO/ABS............................................................      -       10    132      142
                                                                       ------  ------- ------  -------
Total other bond securities...........................................      -       39    181      220
                                                                       ------  ------- ------  -------
Equity securities available for sale:
   Preferred stock....................................................      -        2      -        2
                                                                       ------  ------- ------  -------
Total equity securities available for sale............................      -        2      -        2
                                                                       ------  ------- ------  -------
Other invested assets (a).............................................      -      176    151      327
Short-term investments (b)............................................      2      676      -      678
Derivative assets:
   Interest rate contracts............................................      1        -      -        1
   Equity contracts...................................................      9        -      -        9
                                                                       ------  ------- ------  -------
Total derivative assets...............................................     10        -      -       10
                                                                       ------  ------- ------  -------
Separate account assets...............................................  1,517      192      -    1,709
                                                                       ------  ------- ------  -------
      Total........................................................... $1,529  $17,507 $3,606  $22,642
                                                                       ======  ======= ======  =======
LIABILITIES:
Policyholder contract deposits (c).................................... $    -  $     - $   19  $    19
Derivative liabilities:
   Interest rate contracts............................................      -       15      -       15
                                                                       ------  ------- ------  -------
Total derivative liabilities..........................................      -       15      -       15
                                                                       ------  ------- ------  -------
      Total........................................................... $    -  $    15 $   19  $    34
                                                                       ======  ======= ======  =======

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2012
--------------------

                                                                       Level 1 Level 2 Level 3  Total
                                                                       ------- ------- ------- -------
                                                                                (in millions)
ASSETS:
Bonds available for sale:
  U.S. government and government sponsored entities................... $    -  $   115 $    -  $   115
  Obligations of states, municipalities and political subdivisions....      -      375    136      511
  Non-U.S. governments................................................      -      503      -      503
  Corporate debt......................................................      -   15,265    203   15,468
  RMBS................................................................      -    1,493  1,062    2,555
  CMBS................................................................      -      348    652    1,000
  CDO/ABS.............................................................      -      498    767    1,265
                                                                       ------  ------- ------  -------
Total bonds available for sale........................................      -   18,597  2,820   21,417
                                                                       ------  ------- ------  -------
Other Bond securities:
  RMBS................................................................      -       33      6       39
  CMBS................................................................      -        -     11       11
  CDO/ABS.............................................................      -        9      9       18
                                                                       ------  ------- ------  -------
Total Other bond securities...........................................      -       42     26       68
                                                                       ------  ------- ------  -------
Equity securities available for sale:
  Preferred stock.....................................................      -        -      4        4
                                                                       ------  ------- ------  -------
Total equity securities available for sale............................      -        -      4        4
                                                                       ------  ------- ------  -------
Other invested assets (a).............................................      -       55     37       92
Short-term investments (b)............................................      3      688      -      691
Derivative assets:
  Equity contracts....................................................      4        -      -        4
                                                                       ------  ------- ------  -------
Total derivative assets...............................................      4        -      -        4
                                                                       ------  ------- ------  -------
Separate account assets...............................................    970      165      -    1,135
                                                                       ------  ------- ------  -------
      Total........................................................... $  977  $19,547 $2,887  $23,411
                                                                       ======  ======= ======  =======
LIABILITIES:
Policyholder contract deposits (c).................................... $    -  $     - $   59  $    59
Derivative liabilities:
  Foreign exchange contracts..........................................      -       16      -       16
                                                                       ------  ------- ------  -------
Total derivative liabilities..........................................      -       16      -       16
                                                                       ------  ------- ------  -------
      Total........................................................... $    -  $    16 $   59  $    75
                                                                       ======  ======= ======  =======

(a) Amounts presented for other invested assets in the tables above differ from the amounts presented in the balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

(b) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $234 million and $263 million at December 31, 2013 and 2012, respectively.

(c) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

At December 31, 2013 and 2012, Level 3 assets were 13.6 percent and 10.7 percent of total assets, respectively, and Level 3 liabilities were 0.1 percent and 0.3 percent of total liabilities, respectively.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Transfers of Level 1 and Level 2 Assets and Liabilities
-------------------------------------------------------

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during 2013 and 2012.

Changes in Level 3 Recurring Fair Value Measurements
----------------------------------------------------

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the balance sheets at December 31, 2013 and 2012:

                                                      Net Realized
                                                          and
                                                       Unrealized                 Purchases,
                                                         Gains         Other        Sales,
                                          Fair Value    (Losses)   Comprehensive Issuances and
                                         Beginning of included in     Income     Settlements,     Gross         Gross
December 31, 2013                            Year        Income       (Loss)          Net      Transfers In Transfers Out
-----------------                        ------------ ------------ ------------- ------------- ------------ -------------
                                                                          (in millions)
ASSETS:
Bonds available for sale:
  Obligations of states, municipalities
   and political subdivisions...........    $  136        $ 16         $(41)         $ (2)                      $ (7)
  Corporate debt........................       203           5           (1)          (76)           33           (4)
  RMBS..................................     1,062          66           31           191             7            -
  CMBS..................................       652          (1)          22           (31)            8           (1)
  CDO/ABS...............................       767          22           15           159            91          (48)
                                            ------        ----         ----          ----          ----         ----
Total bonds available for sale..........     2,820         108           26           241           139          (60)
                                            ------        ----         ----          ----          ----         ----
Other bond securities:
  RMBS..................................         6           1            -            32             -            -
  CMBS..................................        11          (1)           -             -             -            -
  CDO/ABS...............................         9          17            -           106             -            -
                                            ------        ----         ----          ----          ----         ----
Total other bond securities.............        26          17            -           138             -            -
                                            ------        ----         ----          ----          ----         ----
Equity securities available for sale:
  Common stock..........................         -           -            -             -             -            -
  Preferred stock.......................         4           -            -            (4)            -            -
  Mutual funds..........................         -           -            -             -             -            -
                                            ------        ----         ----          ----          ----         ----
Total equity securities available for
  sale..................................         4           -            -            (4)            -            -
                                            ------        ----         ----          ----          ----         ----
Other invested assets...................        37           8            3           103             -            -
                                            ------        ----         ----          ----          ----         ----
  Total.................................    $2,887        $133         $ 29          $478          $139         $(60)
                                            ------        ----         ----          ----          ----         ----
LIABILITIES:
Policyholder contract deposits..........    $  (59)       $ 23         $  -          $ 17          $  -         $  -

                                                       Changes in
                                                       Unrealized
                                                         Gains
                                                        (Losses)
                                                      Included in
                                                       Income on
                                                      Instruments
                                         Fair Value  Held at End of
December 31, 2013                        End of Year      Year
-----------------                        ----------- --------------

ASSETS:
Bonds available for sale:
  Obligations of states, municipalities
   and political subdivisions...........   $  102         $ -
  Corporate debt........................      160           -
  RMBS..................................    1,357           -
  CMBS..................................      649           -
  CDO/ABS...............................    1,006           -
                                           ------         ---
Total bonds available for sale..........    3,274           -
                                           ------         ---
Other bond securities:
  RMBS..................................       39           1
  CMBS..................................       10           2
  CDO/ABS...............................      132           7
                                           ------         ---
Total other bond securities.............      181          10
                                           ------         ---
Equity securities available for sale:
  Common stock..........................        -           -
  Preferred stock.......................        -           -
  Mutual funds..........................        -           -
                                           ------         ---
Total equity securities available for
  sale..................................        -           -
                                           ------         ---
Other invested assets...................      151           -
                                           ------         ---
  Total.................................   $3,606         $10
                                           ------         ---
LIABILITIES:
Policyholder contract deposits..........   $  (19)        $ -

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                      Net Realized
                                                          and
                                                       Unrealized                 Purchases,
                                                         Gains         Other        Sales,
                                          Fair Value    (Losses)   Comprehensive Issuances and
                                         Beginning of included in     Income     Settlements,     Gross         Gross
December 31, 2012                            Year        Income       (Loss)          Net      Transfers In Transfers Out
-----------------                        ------------ ------------ ------------- ------------- ------------ -------------
                                                                         (in millions)
ASSETS:
Bonds available for sale:
  Obligations of states, municipalities
   and political subdivisions...........    $  164        $  4         $  7          $(10)         $ 10         $ (39)
  Corporate debt........................       165          (6)           1            35           152          (144)
  RMBS..................................     1,013          60          181           (96)           43          (139)
  CMBS..................................       544          (2)          81            29             9            (9)
  CDO/ABS...............................       507          10           29           260            63          (102)
                                            ------        ----         ----          ----          ----         -----
Total bonds available for sale..........     2,393          66          299           218           277          (433)
                                            ------        ----         ----          ----          ----         -----
Other bond securities:
  RMBS..................................         8           1            -            (2)            -            (1)
  CMBS..................................         -           1            -            10             -             -
  CDO/ABS...............................       120         (47)         (18)          (46)            -             -
                                            ------        ----         ----          ----          ----         -----
Total other bond securities.............       128         (45)         (18)          (38)            -            (1)
                                            ------        ----         ----          ----          ----         -----
Equity securities available for sale:
  Common stock..........................         1           -            -            (1)            -             -
  Preferred stock.......................         -           -            2             2             -             -
                                            ------        ----         ----          ----          ----         -----
Total equity securities available for
  sale..................................         1           -            2             1             -             -
                                            ------        ----         ----          ----          ----         -----
Other invested assets...................        36           2            6            15             -           (22)
                                            ------        ----         ----          ----          ----         -----
Total...................................    $2,558        $ 23         $289          $196          $277         $(456)
                                            ------        ----         ----          ----          ----         -----
LIABILITIES:
Policyholder contract deposits..........    $  (44)       $(10)        $  -          $ (5)         $  -         $   -

                                                       Changes in
                                                       Unrealized
                                                         Gains
                                                        (Losses)
                                                      Included in
                                                       Income on
                                                      Instruments
                                         Fair Value  Held at End of
December 31, 2012                        End of Year      Year
-----------------                        ----------- --------------

ASSETS:
Bonds available for sale:
  Obligations of states, municipalities
   and political subdivisions...........      136           -
  Corporate debt........................      203           -
  RMBS..................................    1,062           -
  CMBS..................................      652           -
  CDO/ABS...............................      767           -
                                           ------          --
Total bonds available for sale..........    2,820           -
                                           ------          --
Other bond securities:
  RMBS..................................        6           -
  CMBS..................................       11           1
  CDO/ABS...............................        9           -
                                           ------          --
Total other bond securities.............       26           1
                                           ------          --
Equity securities available for sale:
  Common stock..........................        -           -
  Preferred stock.......................        4           -
                                           ------          --
Total equity securities available for
  sale..................................        4           -
                                           ------          --
Other invested assets...................       37           -
                                           ------          --
Total...................................   $2,887          $1
                                           ------          --
LIABILITIES:
Policyholder contract deposits..........   $  (59)         $-

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the statements of income as follows:

                                                      Net Realized
                                       Net Investment Capital Gains
                                           Income       (Losses)    Total
At December 31, 2013                   -------------- ------------- ------
                                                  (in millions)
Bonds available for sale..............     $  104         $  4      $  108
Other bond securities.................         17            -          17
Other invested assets.................          8            -           8
Policyholder contract deposits........          -           23          23

                                                      Net Realized
                                       Net Investment Capital Gains
                                           Income       (Losses)    Total
At December 31, 2012                   -------------- ------------- -----
                                                  (in millions)
Bonds available for sale..............     $  100      $   (34)     $  66
Other bond securities.................        (45)           -        (45)
Other invested assets.................          2            -          2
Policyholder contract deposits........          -          (10)       (10)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                                   Purchases,
                                                                                                     Sales,
                                                                                                   Issuances
                                                                                                      and
                                                                                                  Settlements,
December 31, 2013                                                    Purchases Sales  Settlements   Net (a)
-----------------                                                    --------- -----  ----------- ------------
                                                                                   (in millions)
ASSETS:
Bonds available for sale:
 Obligations of states, municipalities and political subdivisions...  $  125   $(127)    $   -        $ (2)
 Non-U.S. governments...............................................       -       -         -           -
 Corporate debt.....................................................      43       -      (119)        (76)
 RMBS...............................................................     391     (27)     (173)        191
 CMBS...............................................................      57      (2)      (86)        (31)
 CDO/ABS............................................................     364      (5)     (200)        159
                                                                      ------   -----     -----        ----
Total bonds available for sale......................................     980    (161)     (578)        241
                                                                      ------   -----     -----        ----
Other bond securities:
 RMBS...............................................................      36       -        (4)         32
 CMBS...............................................................       -       -         -           -
 CDO/ABS............................................................     139       -       (33)        106
                                                                      ------   -----     -----        ----
Total other bond securities.........................................     175       -       (37)        138
                                                                      ------   -----     -----        ----
Equity securities available for sale:
 Common stock.......................................................       -       -         -           -
 Preferred stock....................................................       -       -        (3)         (3)
                                                                      ------   -----     -----        ----
Total equity securities available for sale..........................       -       -        (3)         (3)
                                                                      ------   -----     -----        ----
Other invested assets...............................................     104       -        (1)        103
                                                                      ------   -----     -----        ----
   Total............................................................  $1,259   $(161)    $(619)       $479
                                                                      ------   -----     -----        ----
LIABILITIES:
Policyholder contract deposits......................................  $    -   $  (1)    $  18        $ 17

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                     Purchases,
                                                                                                       Sales,
                                                                                                     Issuances
                                                                                                        and
                                                                                                    Settlements,
December 31, 2012                                                    Purchases  Sales   Settlements   Net (a)
-----------------                                                    --------- -------- ----------- ------------
                                                                                    (in millions)
ASSETS:
Bonds available for sale:
 Obligations of states, municipalities and political subdivisions...  $   18   $   (18)  $   (10)     $   (10)
 Corporate debt.....................................................     125       (61)      (29)          35
 RMBS...............................................................     127       (45)     (178)         (96)
 CMBS...............................................................      80       (15)      (36)          29
 CDO/ABS............................................................     348         -       (88)         260
                                                                      ------   -------   -------      -------
Total bonds available for sale......................................     698      (139)     (341)         218
                                                                      ------   -------   -------      -------
Other bond securities:
 RMBS...............................................................       -         -        (2)          (2)
 CMBS...............................................................      10         -         -           10
 CDO/ABS............................................................     101        (9)     (138)         (46)
                                                                      ------   -------   -------      -------
Total other bond securities.........................................     111        (9)     (140)         (38)
                                                                      ------   -------   -------      -------
Equity securities available for sale:
 Common stock.......................................................       -        (1)        -           (1)
 Preferred stock....................................................       1         1         -            2
                                                                      ------   -------   -------      -------
Total equity securities available for sale..........................       1         -         -            1
                                                                      ------   -------   -------      -------
Other invested assets...............................................      31         -       (16)          15
                                                                      ------   -------   -------      -------
   Total............................................................  $  841   $  (148)  $  (497)     $   196
                                                                      ------   -------   -------      -------
LIABILITIES:
Policyholder contract deposits......................................  $    -   $    (3)  $    (2)     $    (5)

(a)There were no issuances during the years ended December 31, 2013 and 2012.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Transfers of Level 3 Assets and Liabilities
-------------------------------------------

The Company records transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 assets included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

.. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

.. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

.. Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

.. Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

.. Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

..  Transfers  of  private  placement corporate debt and certain ABS out of Level
   3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

.. The removal or easing of fund-imposed redemption restrictions as well as certain fund investments becoming subject to the equity method of accounting resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3 assets.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 or 2012.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements
--------------------------------------------------------------

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                         Fair Value at                                                              Range
                       December 31, 2013 Valuation Technique     Unobservable Input (a)      (Weighted Average)(a)
                       ----------------- -------------------- ----------------------------- -----------------------
                         (in millions)
ASSETS:
Corporate debt........      $   98       Discounted cash flow                     Yield (b)    5.24% - 9.14%(7.19%)
RMBS..................       1,223       Discounted cash flow  Constant prepayment rate (c)   0.00% - 19.05%(7.40%)
                                                                          Loss severity (c) 42.50% - 77.59%(60.05%)
                                                                  Constant default rate (c)   3.69% - 12.00%(7.84%)
                                                                                  Yield (c)    2.49% - 8.16%(5.32%)
CMBS..................         647       Discounted cash flow                     Yield (b)   0.00% - 22.21%(6.70%)
LIABILITIES:
Policyholder contract
  deposits............          19       Discounted cash flow Equity implied volatility (b)         6.00% - 39.00%
                                                                       Base lapse rates (b)         1.00% - 40.00%
                                                                    Dynamic lapse rates (b)         0.20% - 60.00%
                                                                        Mortality rates (b)         0.50% - 40.00%
                                                                      Utilization rates (b)         0.50% - 25.00%

  (a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.

  (b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.

  (c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for RMBS, Corporate debt, and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs
---------------------------------------------

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), loss severity, constant default rates ("CDR"), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Investments  in Certain Entities Carried at Fair Value Using Net Asset Value Per
--------------------------------------------------------------------------------
Share
-----

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                                                                              December 31, 2013           December 31, 2012
                                                                         --------------------------- ---------------------------
                                                                           Fair Value                  Fair Value
                                                                            Using Net                   Using Net
                                                                           Asset Value                 Asset Value
                                                                          Per Share (or   Unfunded    Per Share (or   Unfunded
                                 Investment Category Includes            its equivalent) Commitments its equivalent) Commitments
                       ------------------------------------------------- --------------- ----------- --------------- -----------
INVESTMENT CATEGORY                                                                           (in millions)
Private equity funds:
 Leveraged buyout..... Debt and/or equity investments made as part of a transaction in which assets of mature
                       companies are acquired from the current
                       shareholders, typically with the use of
                       financial leverage                                     $ 33           $20           $27           $26
 Real estate /         Investments in real estate properties and
   Infrastructure..... infrastructure positions, including power plants
                       and other energy generating facilities                    2            22             -             -
 Venture capital...... Early-stage, high-potential, growth companies expected to generate a return through an
                       eventual realization event, such as an initial
                       public offering or sale of the company                    4             -             4             -
 Distressed........... Securities of companies that are already in default, under bankruptcy protection, or
                       troubled                                                  4             1             4             1
 Other................ Includes multi-strategy and mezzanine
                       strategies                                                2             2             2             2
                                                                              ----           ---           ---           ---
Total private equity funds..............................................        45            45            37            29
                                                                              ----           ---           ---           ---
Hedge funds:
 Long-short........... Securities that the manager believes are undervalued, with corresponding short
                       positions to hedge market risk                           41             -            55             -
 Distressed........... Securities of companies that are already in default, under bankruptcy protection or
                       troubled                                                 71             -             -             -
 Emerging markets..... Investments in the financial markets of
                       developing countries                                    120             -             -             -
 Other................ Includes multi-strategy and mezzanine
                       strategies                                               46             -             -             -
                                                                              ----           ---           ---           ---
Total hedge funds.......................................................       278             -            55             -
                                                                              ----           ---           ---           ---
Total...................................................................      $323           $45           $92           $29
                                                                              ====           ===           ===           ===

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 8 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 71 percent between four and six years and 21 percent between seven and 10 years.

The hedge fund investments included above are generally redeemable quarterly (44 percent) and semi-annually (56 percent) with redemption notices ranging from one day to 180 days. At December 31, 2013, however, investments representing approximately 64 percent of the total fair value of the hedge fund investments cannot be currently redeemed, either in whole or in part, because the investments include various contractual restrictions. These contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2016. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

Fair Value Option
-----------------

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $21 million, $8 million and $(1) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $33 million and zero for the years ended December 31, 2013 and 2012, respectively.

The  Company  elected  fair value accounting for its economic interest in ML II.
The Company recorded gains of $21 million and $4 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income.

Fair Value Measurements on a Non-Recurring Basis
------------------------------------------------

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

Fair Value Information about Financial Instruments Not Measured at Fair Value
-----------------------------------------------------------------------------

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

Other Invested Assets

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the observability of the inputs used:

                                              Estimated Fair Value
                                         -------------------------------
                                                                         Carrying
                                         Level 1 Level 2 Level 3  Total   Value
                                         ------- ------- ------- ------- --------
 December 31, 2013                                    (in millions)
 -----------------
 ASSETS
 Mortgage and other loans receivable...    $ -    $ 20   $ 1,766 $ 1,786 $ 1,720
 Policy loans..........................      -       -       218     218     218
 Other invested assets.................      -      10         -      10      10
 Short-term investments................      -     234         -     234     234
 Cash..................................     30       -         -      30      30
 LIABILITIES
 Policyholder contract deposits (a)....      -      15    12,910  12,925  11,975

 December 31, 2012
 -----------------
 ASSETS
 Mortgage and other loans receivable...    $ -    $ 54   $ 1,721 $ 1,775 $ 1,622
 Policy loans..........................      -       -       224     224     224
 Other invested assets.................      -      10         -      10      10
 Short-term investments................      -     263         -     263     263
 Cash..................................     15       -         -      15      15
 LIABILITIES
 Policyholder contract deposits (a)....      -       -    13,693  13,693  11,815

(a) Net embedded policy derivatives within liability host contracts are presented within policyholder contract deposits.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities
-----------------------------

The following table presents the amortized cost or cost and fair value of the Company's available for sale securities:

                                                                                                                Other-Than-
                                                                                    Gross      Gross             Temporary
                                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                                     ------------ ---------- ---------- ------- -----------
                                                                                       (in millions)
December 31, 2013
-----------------
Bonds available for sale:
 U.S. government and government sponsored entities..................   $    50      $    7     $  (1)   $    56    $  -
 Obligations of states, municipalities and political subdivisions...       486           5       (43)       448       -
 Non-U.S. governments...............................................       468           5       (47)       426       -
 Corporate debt.....................................................    13,523         701      (430)    13,794       6
 RMBS...............................................................     2,353         231       (43)     2,541     139
 CMBS...............................................................     1,011          55       (15)     1,051      20
 CDO/ABS............................................................     1,321          65        (6)     1,380      22
                                                                       -------      ------     ------   -------    ----
Total bonds available for sale......................................    19,212       1,069      (585)    19,696     187
Equity securities available for sale:
 Preferred stock....................................................         1           1          -         2       -
                                                                       -------      ------     ------   -------    ----
Total equity securities available for sale..........................         1           1          -         2       -
                                                                       -------      ------     ------   -------    ----
Total...............................................................   $19,213      $1,070     $(585)   $19,698    $187
                                                                       =======      ======     ======   =======    ====

                                                                                                                Other-Than-
                                                                                    Gross      Gross             Temporary
                                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                                     ------------ ---------- ---------- ------- -----------
                                                                                         (in millions)
December 31, 2012
-----------------
Bonds available for sale:
 U.S. government and government sponsored entities..................   $    97      $   18     $    -   $   115    $  -
 Obligations of states, municipalities and political subdivisions...       449          64        (2)       511       -
 Non-U.S. governments...............................................       470          36        (3)       503       -
 Corporate debt.....................................................    13,766       1,752       (50)    15,468      11
 RMBS...............................................................     2,320         265       (30)     2,555     129
 CMBS...............................................................       961          85       (46)     1,000      26
 CDO/ABS............................................................     1,217          58       (10)     1,265       6
                                                                       -------      ------     ------   -------    ----
Total bonds available for sale......................................    19,280       2,278      (141)    21,417     172
Equity securities available for sale:
 Preferred stock....................................................         2           2          -         4       -
                                                                       -------      ------     ------   -------    ----
Total equity securities available for sale..........................         2           2          -         4       -
                                                                       -------      ------     ------   -------    ----
Total...............................................................   $19,282      $2,280     $(141)   $21,421    $172
                                                                       =======      ======     ======   =======    ====

Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss). Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                                     Less than 12 Months 12 Months or More       Total
                                                                     ------------------- ----------------- -----------------
                                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2013                                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                                    ------  ----------  ------ ---------- ------ ----------
                                                                                         (in millions)
Bonds available for sale:
 U.S. government and government sponsored entities.................. $    9     $  1     $    2    $  -    $   11    $  1
 Obligations of states, municipalities and political subdivisions...    336       34         38       9       374      43
 Non-U.S. governments...............................................    174       14        153      33       327      47
 Corporate debt.....................................................  4,554      327        633     103     5,187     430
 RMBS...............................................................    568       29         93      14       661      43
 CMBS...............................................................    249       10         85       5       334      15
 CDO/ABS............................................................    312        4         52       2       364       6
                                                                     ------     ----     ------    ----    ------    ----
Total bonds available for sale......................................  6,202      419      1,056     166     7,258     585
                                                                     ------     ----     ------    ----    ------    ----
Total............................................................... $6,202     $419     $1,056    $166    $7,258    $585
                                                                     ======     ====     ======    ====    ======    ====

                                                                     Less than 12 Months 12 Months or More       Total
                                                                     ------------------- ----------------  -----------------
                                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2012                                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                                    ------  ----------  -----  ---------- ------ ----------
                                                                                        (in millions)
Bonds available for sale:
 U.S. government and government sponsored entities.................. $    -     $ -      $  -      $  -    $    -    $  -
 Obligations of states, municipalities and political subdivisions...     97       2         -         -        97       2
 Non-U.S. governments...............................................    153       3         -         -       153       3
 Corporate debt.....................................................  1,125      28       231        22     1,356      50
 RMBS...............................................................      5       -       185        30       190      30
 CMBS...............................................................     53       3       168        43       221      46
 CDO/ABS............................................................    242       5       128         5       370      10
                                                                     ------     ---      ----      ----    ------    ----
Total bonds available for sale......................................  1,675      41       712       100     2,387     141
                                                                     ------     ---      ----      ----    ------    ----
Total............................................................... $1,675     $41      $712      $100    $2,387    $141
                                                                     ======     ===      ====      ====    ======    ====

As of December 31, 2013, the Company held 1,311 individual fixed maturity and equity securities that were in an unrealized loss position, of which 259 individual securities were in a continuous unrealized loss position for longer than 12 months.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2013, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                          Total Fixed Maturity Securities
                                                 Available for Sale
                                          -------------------------------
                                          Amortized
                                            Cost          Fair Value
                                          ---------       ----------
                                                 (in millions)
Due in one year or less..................  $   398         $   408
Due after one year through five years....    2,941           3,172
Due after five years through ten years...    5,408           5,544
Due after ten years......................    5,780           5,600
Mortgage-backed, asset-backed and
  collateralized securities..............    4,685           4,972
                                           -------         -------
Total fixed maturity securities
  available for sale.....................  $19,212         $19,696
                                           =======         =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments at December 31, 2013 and 2012 did not include any investments in a single issuer that exceeded 10 percent of the Company's shareholder's equity.

Other Bond Securities
---------------------

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company has determined that ML II was a variable interest entity ("VIE") and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest was reported in bond trading securities, with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Through a series of transactions that occurred in 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $18 million on March 1, 2012 and additional cash receipts of $113 million on March 15, 2012 from ML II that consisted of $66 million, $9 million, and $38 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $131 million by the Company from ML II in 2012 was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

Invested Assets on Deposit and Pledged as Collateral
----------------------------------------------------

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash, short-term investments, fixed maturity and other securities.

                                         December 31, December 31,
                                             2013         2012
                                         ------------ ------------
                                               (in millions)
Invested assets on deposit:
   Regulatory agencies..................     $16          $11
Invested assets pledged as collateral:
   Advance agreements - Federal Home
     Loan Bank of New York..............      18           22

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Generally cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities transferred, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                        2013   2012
                                                        ----   ----
                                                        (in millions)
               Securities on loan: (a)
                  Amortized cost....................... $662   $663
                  Estimated fair value.................  703    758
               Cash collateral on deposit from
                 counterparties (b)....................  727    784
               Reinvestment portfolio - estimated fair
                 value.................................  727    784

(a)  Included in bonds available for sale on the balance sheet.
(b) Included in short-term investments on the balance sheet. Liability to counterparties is reported in securities lending payable.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $1.7 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State                # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----                ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                       ($ in millions)
New York............      32    $    387   $  115   $  184  $   45    $   40    $   3  $    -     22.9%
California..........      22         294        -       82      81        29       23      79     17.4%
New Jersey..........      15         205       88       66      28         -       17       6     12.2%
Wisconsin...........      10          92       25        5      60         2        -       -      5.5%
Connecticut.........      17          92       30       25       -        37        -       -      5.5%
Other states........     111         617      124       85     175       118       36      79     36.5%
                       -----    --------   ------   ------  ------    ------    -----  ------  --------
   Total............     207    $  1,687   $  382   $  447  $  389    $  226    $  79  $  164    100.0%
                       =====    ========   ======   ======  ======    ======    =====  ======  ========

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                     Class
                                    Number of ----------------------------------------------------
December 31, 2013                     Loans   Apartments Offices Retails Industrials Hotels Others  Total   % of Total
-----------------                   --------- ---------- ------- ------- ----------- ------ ------ -------- ----------
                                                                     ($ in Millions)
Credit Quality Indicator:
   In good standing................     205     $  382   $  435  $  389    $  226    $  79  $  164 $  1,675     99.3%
   Restructured (a)................       2          -       12       -         -        -       -       12      0.7%
   90 days or less delinquent......       -          -        -       -         -        -       -        -      0.0%
   >90 days delinquent or in
     process of foreclosure........       -          -        -       -         -        -       -        -      0.0%
-----------------------------------   -----     ------   ------  ------    ------    -----  ------ --------  --------
Total (b)..........................     207     $  382   $  447  $  389    $  226    $  79  $  164 $  1,687    100.0%
===================================   =====     ======   ======  ======    ======    =====  ====== ========  ========
Valuation allowance................             $    -   $    6  $    1    $    1    $   -  $   11 $     19      1.1%
-----------------------------------   -----     ------   ------  ------    ------    -----  ------ --------  --------

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)  Does  not  reflect  valuation  allowances.

The Company holds mortgages with a carrying value of $15 million and $16 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2013 and 2012, respectively.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity was as follows:

                                                              2013    2012    2011
                                                             ------- ------- -------
                                                                  (in millions)
Allowance, beginning of year................................ $    16 $    26 $    44
   Additions (reductions) to allowance for losses...........       7    (11)    (13)
   Charge-offs, net of recoveries...........................       -       1     (5)
                                                             ------- ------- -------
Allowance, end of year...................................... $    23 $    16 $    26
                                                             ======= ======= =======

The Company's impaired mortgage loans were as follows:

                                                              2013    2012    2011
                                                             ------- ------- -------
                                                                  (in millions)
Impaired loans with valuation allowances.................... $    34 $     9 $    15
Impaired loans without valuation allowances.................       -       -      13
                                                             ------- ------- -------
   Total impaired loans.....................................      34       9      28
Valuation allowances on impaired loans......................    (17)     (4)     (4)
                                                             ------- ------- -------
   Impaired loans, net...................................... $    17 $     5 $    24
                                                             ======= ======= =======

The Company recognized $2 million, $485 thousand and $2 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")
------------------------------------

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held no commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012. The Company had no other loans that had been modified in a TDR. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above if they are all performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                                      2013     2012
                                                    -------- --------
                                                      (in millions)
           Alternative investments (a)............. $    935 $    518
           Investment real estate (b)..............       33       39
           FHLB common stock.......................       10       10
                                                    -------- --------
           Total................................... $    978 $    567
                                                    ======== ========

(a) Includes hedge funds, private equity funds and other investment partnerships.
(b) Net of accumulated depreciation of $10 million and $9 million in 2013 and 2012, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                         2013         2012         2011
                                                     ------------ ------------ ------------
                                                                 (in millions)
Investment income:
   Fixed maturity securities........................ $      1,117 $      1,137 $      1,100
   Equity securities................................            -            1            1
   Mortgage and other loans.........................          102           87           78
   Policy loans.....................................           15           15           15
   Investment real estate...........................            9            7            6
   Other invested assets............................           80           23            4
   Other investment income..........................            -            1            1
                                                     ------------ ------------ ------------
Total investment income.............................        1,323        1,271        1,205
Investment expenses.................................         (37)         (33)         (30)
                                                     ------------ ------------ ------------
Net investment income............................... $      1,286 $      1,238 $      1,175
                                                     ============ ============ ============

The carrying value of investments that produced no investment income during 2013 was $11 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                            2013     2012     2011
                                                          -------- -------- --------
                                                                (in millions)
Sales of fixed maturity securities....................... $    535 $    219 $    220
Sales of equity securities...............................        -        1        2
Mortgage and other loans.................................      (7)       11       13
Investment real estate...................................        1        -        -
Derivatives..............................................     (15)     (36)        8
Other-than-temporary impairments.........................     (35)     (46)    (125)
                                                          -------- -------- --------
Net realized capital gains before taxes.................. $    479 $    149 $    118
                                                          ======== ======== ========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                          2013              2012              2011
                                    ----------------- ----------------- -----------------
                                     Gross    Gross    Gross    Gross    Gross    Gross
                                    Realized Realized Realized Realized Realized Realized
                                     Gains    Losses   Gains    Losses   Gains    Losses
                                    -------- -------- -------- -------- -------- --------
                                                        (in millions)
Fixed maturity securities.......... $    561 $    26  $    222  $    3  $    228  $    8
Equity securities..................        -       -         1       -         2       -
                                    -------- -------  --------  ------  --------  ------
Total.............................. $    561 $    26  $    223  $    3  $    230  $    8
                                    ======== =======  ========  ======  ========  ======

In 2013, 2012, and 2011, the aggregate fair value of available for sale securities sold was $4.5 billion, $2.7 billion and $2.2 billion, respectively, which resulted in net realized capital gains of $535 million, $219 million and $222 million, respectively.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                           2013     2012     2011
                                                                         -------- -------- --------
                                                                               (in millions)
Balance, beginning of year.............................................. $    574 $    704 $    697
Increases due to:
   Credit impairments on new securities subject to impairment losses....       15        9       50
   Additional credit impairments on previously impaired securities......        3       37       69
Reductions due to:
   Credit impaired securities fully disposed for which there was no
     prior intent or requirement to sell................................    (116)     (89)     (48)
   Accretion on securities previously impaired due to credit (a)........     (89)     (87)     (64)
                                                                         -------- -------- --------
Balance, end of year.................................................... $    387 $    574 $    704
                                                                         ======== ======== ========

(a) Represents both accretion recognized due to changes in cash flow expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

                                                            At Date of
                                                            Acquisition
                                                           -------------
                                                           (in millions)
Contractually required payments (principal and interest)..  $    2,249
Cash flows expected to be collected (a)...................       1,743
Recorded investment in acquired securities................       1,158

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                     December 31, 2013 December 31, 2012
                                     ----------------- -----------------
                                                (In millions)
Outstanding principal balance.......    $    1,252         $    997
Amortized cost......................           861              636
Fair value..........................           973              733

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                          2013     2012
                                                        -------- --------
                                                          (in millions)
Balance, beginning of year............................. $    403 $    349
   Newly purchased PCI securities......................      160      102
   Disposals...........................................        -      (6)
   Accretion...........................................     (61)     (59)
   Effect of changes in interest rate indices..........       19     (16)
   Net reclassification from (to) non-accretable
     difference, including effects of prepayments......       66       33
Balance, end of year................................... $    587 $    403

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion of derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2013                                                 (in millions)
-----------------
Derivatives not designated as hedging instruments:
   Interest rate contracts.........................  $    418   $     1  $       44   $    15
   Equity contracts................................       208         9         194         -
   Other contracts (c).............................     1,271        10         235        29
                                                     --------   -------  ----------   -------
Total derivatives, gross...........................  $  1,897        20  $      473        44
                                                     ========   -------  ==========   -------
Less: Bifurcated embedded derivatives..............                  10                    29
                                                                -------               -------
Total derivatives on balance sheets................             $    10               $    15
                                                                =======               =======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2012                                                 (in millions)
-----------------
Derivatives not designated as hedging instruments:
   Foreign exchange contracts......................  $      -   $    -   $       48   $    16
   Equity contracts................................       213        4            -         -
   Other contracts (c).............................         -        -          973        59
                                                     --------   ------   ----------   -------
Total derivatives, gross...........................  $    213        4   $    1,021        75
                                                     ========   ------   ==========   -------
Less: Bifurcated embedded derivatives..............                  -                     59
                                                                ------                -------
Total derivatives on balance sheets................             $    4                $    16
                                                                ======                =======

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(c) Includes primarily bifurcated embedded policy derivatives, which are presented in the balance sheets with the host contracts in policyholder contract deposits. See Note 2 and 8 for additional information.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of specific equity-indexed universal life and annuities and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized capital gains (losses) in the statements of income:

                                                          2013      2012      2011
                                                        --------- --------- ---------
                                                                (in millions)
Derivatives not designated as hedging instruments
   Interest rate contracts............................. $    (26) $      -  $     (1)
   Foreign exchange contracts..........................        -        (9)        4
   Equity contracts....................................      (30)      (17)       24
   Other contracts.....................................       41       (10)      (19)
                                                        --------  --------  --------
Total.................................................. $    (15) $    (36) $      8
                                                        ========  ========  ========

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $15 million and $16 million of net derivative liabilities at December 31, 2013 and 2012, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, and (ii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                                 Maximum Exposure to Loss
                                                              -------------------------------
                                                   Total VIE  On-Balance Off-Balance
                                                    Assets    Sheet (a)     Sheet     Total
                                                   ---------- ---------- ----------- --------
December 31, 2013                                                (in millions)
-----------------
Real estate and investment funds.................. $    2,323  $    177    $    -    $    177
                                                   ----------  --------    ------    --------
Total............................................. $    2,323  $    177    $    -    $    177
                                                   ==========  ========    ======    ========

December 31, 2012
-----------------
Real estate and investment funds.................. $      344  $     29    $    -    $     29
                                                   ---------- ---------    ------    --------
Total............................................. $      344  $     29    $    -    $     29
                                                   ==========  ========    ======    ========

(a) At December 31, 2013 and 2012, the Company's interest in unconsolidated VIEs of $177 million and $29 million respectively, was recorded in other invested assets.

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC ("AIG Investments") an affiliate. The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above; however, the fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                                               2013       2012      2011
                                                                            ---------  ---------  ---------
                                                                                    (in millions)
Balance at January 1.....................................................   $    227   $    428   $    488
   Deferrals.............................................................         63         38         81
   Accretion of interest/amortization....................................        (79)       (80)       (85)
   Effect of unlocking assumptions used in estimating
     future gross profits................................................         45        (10)         5
   Effect of realized (gains) losses on securities.......................        (19)         3        (13)
   Effect of unrealized (gains) losses on securities.....................        141       (152)       (48)
                                                                            ---------  ---------  ---------
Balance at December 31...................................................   $    378   $    227   $    428
                                                                            =========  =========  =========

   The following table summarizes the activity in deferred sales inducements:

                                                                              2013       2012      2011
                                                                           ---------  ---------  ---------
                                                                                 (in millions)
Balance at January 1.....................................................  $      5   $    68    $     80
   Deferrals.............................................................        15        23          28
   Accretion of interest/amortization....................................       (26)      (38)        (27)
   Effect of unlocking assumptions used in estimating
     future gross profits................................................        13        (2)          -
   Effect of realized gains on securities................................        (5)        -          (2)
   Effect of unrealized (gains) losses on securities.....................        21       (46)        (11)
                                                                           ---------  --------   ---------
Balance at December 31...................................................  $     23   $     5    $     68
                                                                           =========  ========   =========

The Company periodically reviews and unlocks estimated gross profit assumptions for investment-oriented products as necessary. Depending on the product, DAC, SIA, URR and other required reserves may be affected. In 2013, unlocking decreased amortization expense primarily due to updated spread assumptions for fixed annuity products due to active management of crediting rates and higher future investment yields than those previously assumed. In 2012, unlocking increased amortization expense primarily due to decreased interest spreads, offset by improved surrenders and mortality. In 2011, unlocking decreased amortization expense due to improved persistency for annuities.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

FUTURE POLICY BENEFITS

The liability for future policy benefits at December 31, 2013 has been established on the basis of the following assumptions:

..   Interest  rates  (exclusive  of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 11.75 percent and grade to not less than zero percent.

..   Mortality  and  surrender  rates  are generally based upon actual experience when  the  liability  is  established.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $527 million, $239 million and $127 million, respectively, as a consequence of actual loss recognition on certain long-term payout annuity contracts, primarily as a result of updated investment return assumptions.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposit liabilities by product line were as follows at December 31:

                                        2013         2012
                                    ------------ ------------
                                          (in millions)
   Policyholder contract deposits:
    Life insurance and A&H......... $     1,626  $     1,616
    Fixed Annuities................      10,796       10,885
    Retirement Income Solutions....         637          471
    Institutional Markets..........         560          570
    All other Institutional........         333          357
                                    ------------ ------------
   Total........................... $    13,952  $    13,899
                                    ============ ============

The products included in policyholder contract deposits at December 31, 2013, had the following characteristics:

..   Interest  rates  credited  on  deferred  annuities,  which  vary  by year of issuance, range from 1.0 percent to 5.5 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 9.0 percent grading to zero over a period of zero to 9 years.

..   Interest  rates  on  corporate life insurance products are guaranteed at 4.0 percent  and  the  weighted  average rate credited in 2013 was 3.97 percent.

..   The  universal  life products have credited interest rates of 2.2 percent to
    8.0 percent and guarantees ranging from 1.0 percent to 4.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 8.0 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


GUARANTEED BENEFITS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either
(a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The following table presents details concerning GMDB exposures, by benefit type:

                                                         2013                         2012
                                             ---------------------------- ----------------------------
                                             Net Deposits                 Net Deposits
                                                Plus a        Highest        Plus a        Highest
                                               Minimum     Contract Value   Minimum     Contract Value
                                                Return        Attained       Return        Attained
                                             ------------- -------------- ------------- --------------
                                                                  ($ in millions)
Account value..............................  $         958   $     953    $         453   $     727
Amount at risk (a).........................              3          16                6          33
Average attained age of contract holders...             67          68               64          65
Range of guaranteed minimum return rates...   0.00%-10.00%                 0.00%-10.00%

(a) Net amount at risk represents the amount of benefits in excess of account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes the GMDB liabilities related to variable annuity contracts:

                                 2013      2012
                               --------  --------
                                  (in millions)
Balance at January 1.......... $      7  $     8
Reserve increase..............        1        1
Benefits paid.................        -       (2)
                               --------  --------
Balance at December 31........ $      8  $     7
                               ========  ========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following assumptions and methodology were used to determine the GMDB liability at December 31, 2013:

    . Data used was up to 1,000 stochastically generated investment performance scenarios.
    .  Mean  investment  performance  assumption  was  7.5  percent.
    .  Volatility  assumption  was  16  percent.
    . Mortality was assumed at 50.0 percent to 87.5 percent of the 1994 Variable Annuity minimum guaranteed death benefit table, adjusted for recent experience. For other products, mortality was assumed to be 85.0 percent to 138.7 percent of the 2012 individual annuity mortality table.
    . Lapse rates vary by contract type and duration and range from zero to 37 percent.
    . The discount rate used ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

GMWB and GMAV
-------------

Certain of the Company's variable annuity contracts offer optional GMWB and GMAV benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The liabilities for GMWB and GMAV, which are recorded in Policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives was a net asset of $10 million at December 31, 2013 and a net liability of $39 million at December 31, 2012. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB and GMAV that totaled $1.5 billion and $0.8 billion at December 31, 2013 and 2012, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $2 million and $31 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

OTHER POLICYHOLDER FUNDS

Participating Insurance

Participating life business represented approximately 14.71 percent of the gross insurance in force at December 31, 2013 and 9.43 percent of gross premiums in 2013. Policyholder dividends were $2 million, $2 million and $3 million in 2013, 2012 and 2011, respectively, and are included in policyholder benefits in the statements of income.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                                      2013        2012       2011
                                                                  ----------- ----------- -----------
                                                                             (in millions)
Balance as of January 1, net of reinsurance recoverable.......    $      546  $      518  $      672
Add: Incurred losses related to:
Current year..................................................           176         202         195
Prior years...................................................            (8)         (8)        (36)
                                                                  ----------- ----------- -----------
Total incurred losses.........................................           168         194         159
                                                                  ----------- ----------- -----------
Deduct: Paid losses related to:
Current year..................................................            48          44          66
Prior years...................................................           124         122         247
                                                                  ----------- ----------- -----------
Total paid losses.............................................           172         166         313
                                                                  ----------- ----------- -----------
Balance as of December 31, net of reinsurance recoverable.....           542         546         518
Reinsurance recoverable.......................................            81          87          92
                                                                  ----------- ----------- -----------
Balance as of December 31, gross of reinsurance recoverable...    $      623  $      633  $      610
                                                                  =========== =========== ===========

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. REINSURANCE

The Company generally limits its exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single life up to $15 million. For employer group life business, the Company limits its exposure to $500 thousand on any coverage per policy. For employer group long term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Reinsurance transactions for the years ended December 31, 2013, 2012 and 2011 were as follows:

                                                                                              Percentage
                                                                     Assumed From             of Amount
                                                      Ceded to Other    Other        Net       Assumed
                                         Gross Amount   Companies     Companies     Amount      to Net
                                         ------------ -------------- ------------ ----------- ----------
                                                                  (in millions)
December 31, 2013
-----------------
Life insurance in force................. $   120,524    $   17,847     $   292    $   102,969     0.28%
                                         ===========    ==========     =======    ===========
Premiums:
   Life insurance and annuities......... $       343    $      142     $     1    $       202     0.50%
   Accident and health insurance........         283            13           -            270     0.00%
                                         -----------    ----------     -------    -----------
Total premiums.......................... $       626    $      155     $     1    $       472     0.21%
                                         ===========    ==========     =======    ===========
December 31, 2012
-----------------
Life insurance in force................. $   119,894    $   18,922     $   311    $   101,283     0.31%
                                         ===========    ==========     =======    ===========
Premiums:
   Life insurance and annuities......... $       348    $      137     $     1    $       212     0.47%
   Accident and health insurance........         303            12           -            291     0.00%
                                         -----------    ----------     -------    -----------
Total premiums.......................... $       651    $      149     $     1    $       503     0.20%
                                         ===========    ==========     =======    ===========
December 31, 2011
-----------------
Life insurance in force................. $   127,327    $   20,359     $   476    $   107,444     0.44%
                                         ===========    ==========     =======    ===========
Premiums:
   Life insurance and annuities......... $       357    $      147     $     1    $       211     0.47%
   Accident and health insurance........         279            10           -            269     0.00%
                                         -----------    ----------     -------    -----------
Total premiums.......................... $       636    $      157     $     1    $       480     0.21%
                                         ===========    ==========     =======    ===========

Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of reinsurance agreements for ceded future policy benefits for life and accident and health insurance contracts. The Company remains liable to the extent that reinsurers do not meet their obligation under the reinsurance contracts, and as a result, the Company regularly evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $35 million and $32 million at December 31, 2013 and 2012,

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

respectively. Reinsurance recoverable on unpaid losses was approximately $13 million at December 31, 2013 and 2012. Ceded claim and surrender recoveries under reinsurance agreements was $104 million, $108 million and $122 million for the years ended 2013, 2012 and 2011, respectively.

Effective October 1, 2013, the Company fully terminated and recaptured its November 30, 1997 reinsurance treaty with American General Life Insurance
Company. The Company's operating results reflected no gain or loss as a result of the recapture.

The National Association of Insurance Commissioners ("NAIC") Model Regulation "Valuation of Life Insurance Policies" ("Regulation XXX") requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees ("ULSGs"). In addition, NAIC Actuarial Guideline 38 ("Guideline AXXX") clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.

On September 11, 2013, the New York State Department of Financial Services ("NYDFS") announced it would no longer implement a modified principles-based reserving approach for certain in-force ULSGs, which had been developed by a Joint Working Group of the NAIC. As a result, New York-licensed insurers are required to record additional reserves on a statutory basis for ULSG products issued between July 1, 2005 and December 31, 2012. The decision from the NYDFS does not affect reserves for products issued on or after January 1, 2013. The Company does not currently offer individual level term life insurance or ULSGs in the state of New York. The Company recorded approximately $200 million of additional reserves on a statutory basis at December 31, 2013 to fully comply with the NYDFS decision.

The Company manages the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through an intercompany reinsurance transaction. In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. AIGB is licensed as a Class E insurer under Bermuda law. Bermuda law permits AIGB to record an asset that effectively reduces the statutory reserves for the assumed reinsurance to the level that would be required under U.S. GAAP. Letters of credit are used to support the credit for reinsurance provided by the AIGB agreement. The letters of credit are subject to reimbursement by AIG in the event of a drawdown. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but was amended to terminate for new business issued on and after August 1, 2009. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

The agreement with AIGB also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $10 million, $8 million and $7 million, respectively, representing the risk charge associated with the reinsurance agreement.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


11. DEBT

Membership with the FHLB of New York provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity or for other uses deemed appropriate by the Company's management. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of New York to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of New York's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

At December 31, 2013 and 2012, the carrying value of the Company's ownership in the FHLB of New York was $10 million, which was reported in other invested assets. At December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $28 million and $23 million, respectively. At December 31, 2013 and 2012, the Company had outstanding borrowings of $10 million.

Advances taken by the Company which were outstanding at December 31, 2013 mature at various dates through 2017 and have stated interest rates which range from
0.39  percent  to  0.51  percent.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases for office space which expire at various dates through 2023. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                           (in thousands)
                           2014.........     $      233
                           2015.........            233
                           2016.........            233
                           2017.........            233
                           2018.........            239
                           Thereafter...          1,240
                                             ----------
                           Total........     $    2,411
                                             ==========

Rent expense was $109 thousand in 2013 and $3 million each year in 2012 and 2011.

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $90 million and $66 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $50 million are currently expected to expire by 2014, and the remainder by 2018 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $168 million in commitments relating to mortgage loans at December 31, 2013.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CONTINGENT LIABILITIES

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, the Company believes it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on the Company's financial statements.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $2 million and $45 million for these guaranty fund assessments at December 31, 2013 and 2012, respectively, which is reported within other liabilities in the accompanying balance sheets. The accrual decreased as a result of payments made related to the Executive Life of New York insolvency.

The Company recorded an increase of approximately $7 million and $22 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $3 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


13. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were zero, $7 thousand and $1 million in 2013, 2012 and 2011, respectively.

The components of accumulated other comprehensive income are as follows:


                                                              2013       2012       2011
                                                           ---------- ---------- ----------
                                                                    (in millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $   1,070  $   2,280  $   1,639
   Gross unrealized losses................................      (585)      (141)      (422)
Net unrealized gains on other invested assets.............        17         19          8
Adjustments to DAC and deferred sales inducements.........      (254)      (416)      (218)
Insurance loss recognition................................         -       (575)      (444)
Deferred federal and state income tax expense.............       (44)      (401)      (210)
                                                           ---------- ---------- ----------
   Accumulated other comprehensive income................. $     204  $     766  $      353
                                                           ========== ========== ==========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                                                      Unrealized
                                                   gains (losses) of              Adjustment to
                                                    fixed maturity               deferred policy
                                                    investments on   Unrealized    acquisition
                                                     which other-       gains    costs, value of
                                                    than temporary   (losses) on    business
                                                        credit        all other   acquired and
                                                      impairments     invested   deferred sales  Insurance loss
                                                      were taken       assets      inducements    recognition     Total
                                                   ----------------- ----------- --------------- -------------- ---------
                                                                               (in millions)
DECEMBER 31, 2013
-----------------
Unrealized change arising during period...........     $     24      $ (1,143)    $      186      $      48    $   (885)
Less: Reclassification adjustments included in
  net income......................................            9           527             24           (527)         33
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive loss, before income tax
  (expense) benefit...............................           15        (1,670)           162            575        (918)
Less: Income tax (expense) benefit................           (6)          620            (57)          (201)        356
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive loss, net of income tax
  (expense) benefit...............................     $      9      $ (1,050)    $      105      $     374    $   (562)
------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2012
-----------------
Unrealized change arising during period...........     $    (38)     $    794     $     (201)     $    (370)   $    185
Less: Reclassification adjustments included in
  net income......................................           43          (220)            (3)          (239)       (419)
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive income, before income
  tax (expense) benefit...........................          (81)        1,014           (198)          (131)        604
Less: Income tax (expense) benefit................           29          (339)            73             46        (191)
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive income, net of income
  tax (expense) benefit...........................     $    (52)     $    675     $     (125)     $     (85)   $    413
------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2011
-----------------
Unrealized change arising during period...........     $    (11)     $    340     $      (44)     $    (354)   $    (69)
Less: Reclassification adjustments included in
  net income......................................          (71)          (42)            15           (127)       (225)
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive income, before income
  tax (expense) benefit...........................           60           382            (59)          (227)        156
Less: Income tax (expense) benefit................          (23)         (143)            21             79         (66)
------------------------------------------------------------------------------------------------------------------------
Total other comprehensive income, net of income
  tax (expense) benefit...........................     $     37      $    239     $      (38)     $    (148)   $     90
------------------------------------------------------------------------------------------------------------------------

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the consolidated statements of income:

                                                         Amount Reclassified
                                                          from Accumulated
                                                                Other
                                                            Comprehensive
                                                               Income
                                                         -------------------
                                                                2013           Affected Line Item in the Statements of Income
                                                         ------------------- ---------------------------------------------------
                                                            (in millions)
Unrealized gains (losses) of fixed maturity investments
  on which other-than temporary credit impairments
  were taken.............................................      $   9         Net realized investment gains (losses)
Unrealized gains (losses) on all other invested assets...        527         Net realized capital gains (losses)

Adjustment to deferred policy acquisition costs..........         19         Amortization of deferred policy acquisition costs

Adjustment to deferred sales inducements.................          5         Interest credited to policyholder account balances

Insurance loss recognition...............................       (527)        Policyholder benefits
                                                              ---------
Total reclassifications for the period...................      $  33
                                                              =========

Dividends that the Company may pay to the Parent in any year without prior approval of the NYDFS are limited by statute. The maximum amount of dividends which can be paid during a calendar year to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the New York State Superintendent of Insurance is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. The maximum dividends payout that may be made in 2014 without prior approval of the New York State Superintendent of Insurance is $176 million.

In 2013 and 2012, the Company paid dividends totaling $404 million and $221 million, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The NYDFS has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the NYDFS to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Statutory net income and capital and surplus of the Company were as follows:

                                                                         2013     2012     2011
                                                                       -------- -------- --------
Year Ended December 31,                                                      (in millions)
Statutory net income..................................................  $  420   $  270   $  127
At December 31:
Statutory capital and surplus.........................................   1,765    1,878    1,862
Aggregate minimum required statutory capital and surplus..............     491      409      402

14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                                         2013     2012     2011
                                                                       -------- -------- --------
                                                                             (in millions)
Current............................................................... $    60  $    16  $    68
Deferred..............................................................    (188)     (82)     (71)
                                                                       -------- -------- --------
Total income tax benefit.............................................. $  (128) $   (66) $    (3)
                                                                       ======== ======== ========

The US statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                               2013        2012        2011
                                                             --------    --------    --------
                                                                   (in millions)
U.S. federal income tax (benefit) at statutory rate......... $   183     $   104     $    87
Adjustments:................................................
  Valuation allowance.......................................    (306)       (163)       (109)
  State income tax..........................................      (6)         (4)         14
  Dividends received deduction..............................      (1)         (1)         (1)
  IRS audit settlements.....................................       2          (2)          6
                                                             --------    --------    --------
Total income tax benefit.................................... $  (128)    $   (66)    $    (3)
                                                             ========    ========    ========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                         2013       2012
                                                      ---------  ----------
                                                            (in millions)
Deferred tax assets:
  Basis differential of investments.................. $    214   $     248
  Excess capital losses and other tax carryovers.....       55         390
  State deferred tax benefits........................       14           -
  Policy reserves....................................      453         403
  Other..............................................        -          12
                                                      ---------  ----------
  Total deferred tax assets before valuation
  allowance..........................................      736       1,053
  Valuation allowance................................      (75)       (413)
                                                      ---------  ----------
  Total deferred tax assets..........................      661         640
Deferred tax liabilities:
  Deferred policy acquisition costs..................     (119)       (311)
  Net unrealized gains on debt and equity securities
  available for sale.................................      (87)       (406)
  Others.............................................       (6)          -
                                                      ---------- ----------
  Total deferred tax liabilities.....................     (212)       (717)
                                                      ---------- ----------
Net deferred tax asset (liability)................... $    449   $     (77)
                                                      ========== ==========

At December 31, 2013, the Company had the following capital loss carryforwards:

                                        Amount     Year expired
                                     ------------- ------------
                                     (in millions)
                2009................   $    158         2014
                                       --------
                Total...............   $    158
                                       ========

At December 31, 2013, the Company had no operating loss carryforwards.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration.

For the year ended December 31, 2013, the Company released $339 million of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $326 million was allocated to net income. An additional $20 million of tax was released due to capital loss expiration. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may results in a reduction in projected taxable gains and reestablishment of a valuation allowance.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                 December 31,
                                                               ----------------
                                                                 2013    2012
                                                               -------  -------
                                                                (in millions)
Gross unrecognized tax benefits at beginning of period........ $    10  $    10
Decreases in tax positions for prior years....................      (7)       -
                                                               -------  -------
Gross unrecognized tax benefits at end of period.............. $     3  $    10
                                                               =======  =======

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2013 and 2012, the Company's unrecognized tax benefits, excluding interest and penalties, were $3 million and $10 million respectively. As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were approximately $200 thousand each year.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued approximately $1.7 million and $704 thousand, respectively, for the payment of interest (net of federal tax) and penalties. For the years ended December 31, 2013, 2012 and 2011, the

Company recognized an expense of $1 million, $193 thousand and $176 thousand, respectively, of interest (net of federal tax) and penalties in the statements of income.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2002 to 2013 remain subject to examination by major tax jurisdictions.


15. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the United States Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governers of the Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in a consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $3 thousand, $(9) thousand and $456 thousand for the years ended December 31, 2013, 2012 and 2011, respectively. Commission ceded to affiliates was $46 thousand, $(2) thousand and $69 thousand for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2013, 2012 and 2011, the Company was charged $175 million, $136 million and $138 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2013 and 2012 were not material.

The Company provides life insurance coverage to employees of AIG and its domestic subsidiaries in connection with AIG's employee benefit plans. The statements of income include premiums related to this business of $11 million for 2013, $10 million for 2012 and $10 million for 2011.

The Company pays commissions, including support fees to defray marketing and training costs, to three affiliated broker-dealers for distributing its annuity products. Commissions paid to these broker-dealers totaled $2 million for each of the years ended December 31, 2013, 2012 and 2011. These affiliated broker-dealers represented approximately 2.3 percent, 1.5 percent and 1.3 percent of premiums received in 2013, 2012 and 2011, respectively.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage of

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $4 million, $3 million and $3 million in 2013, 2012 and 2011, respectively, and are included in other revenues in the statements of income.

Financing Arrangements

The Company has a short-term financing arrangement with AGL (successor-in-interest to SunAmerica Annuity and Life Assurance Company ("SAAL")), dated February 15, 2004, as amended and restated on June , 2009, whereby the Company has the right to borrow up to $15 million from AGL. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2013 and 2012.

AGL (successor-in-interest to SAAL) has a short-term financing arrangement with the Company, dated February 15, 2004, whereby AGL has the right to borrow up to $15 million from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2013 and 2012.


Notes of Affiliates

On December 27, 2006, the Company invested $117 million in a 5.18 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH," formerly known as SunAmerica Financial Group, Inc.), which matured on December 27, 2011. The note was extinguished on its due date by the issuance of a new 2.25 percent Senior Promissory Note due December 27, 2013, issued by AIGLH. On December 27, 2012, the Company received a principal payment of $67 million from AIGLH. The Company recognized interest income of $1 million, $3 million and $29 thousand on the Note during 2013, 2012 and 2011, respectively.


National Union and American Home Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this undertaking, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by the Company between March 3, 2003 and April 30, 2010.

The Company (as successor-in-interest to American International Life Assurance Company of New York ("AI Life")) has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this undertaking, National Union has unconditionally and irrevocably guaranteed policies of insurance issued by AI Life between July 13, 1998 and April 30, 2010.

The Company (as successor-in-interest to First SunAmerica Life Insurance Company ("FSA")) has a General Guarantee Agreement with American Home. Pursuant to the terms of this undertaking, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by FSA between January 4, 1999 and January 31, 2008.

National Union's and American Home's audited statutory financial statements are filed with the SEC, as applicable, as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination and the FSA Point of Termination.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Capital Maintenance Agreement

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("the CMA"). Among other things, the CMA provides that AIG will maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provided that if the Company's total adjusted capital was in excess of a certain specified minimum percentage of the Company's Company Action Level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to Board of Directors and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage. On February 18, 2014, the CMA was restated as a capital support agreement and amended to remove the dividend requirement. The specified minimum RBC percentage specified in the CMA remained at 385 percent.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $2.7 billion and $2.4 billion at December 31, 2013 and 2012, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.


16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The Company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $37.5 million dividend to AGC Life on March 28, 2014.

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY
                                AN AIG COMPANY

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       as of December 31, 2013 and 2012
             for the years ended December 31, 2013, 2012 and 2011

                                 [LOGO OF AIG]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

 As of December 31, 2013, 2012 and for the Years Ended December 31, 2013, 2012
                                   and 2011

                               TABLE OF CONTENTS

          Independent Auditor's Report                                      1

          Statements of Admitted Assets                                     3

          Statements of Liabilities, Capital and Surplus                    4

          Statements of Operations and Changes in Capital and Surplus       5

          Statements of Cash Flows                                          6

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                               7

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    19

 Note 3   Investments                                                       21

 Note 4   Fair Value of Financial Instruments                               28

 Note 5   Reserves for Loss and Loss Adjustment Expenses                    29

 Note 6   Related Party Transactions                                        32

 Note 7   Reinsurance                                                       40

 Note 8   Deposit Assets and Liabilities                                    43

 Note 9   Federal and Foreign Income Taxes                                  44

 Note 10  Capital and Surplus and Dividend Restrictions                     50

 Note 11  Contingencies                                                     51

 Note 12  Other Significant Matters                                         55

 Note 13  Subsequent Events                                                 57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of American Home Assurance Company

We have audited the accompanying statutory financial statements of American Home Assurance Company (the "Company"), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years ended
December 31, 2013.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Matters
As discussed in Notes 1, 5 and 6 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 28, 2014

--------------------------------------------------------------------------------

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                         STATEMENTS OF ADMITTED ASSETS

-------------------------------------------------------------------------------
                                                      DECEMBER 31, DECEMBER 31,
                                                          2013         2012
-------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
     2013 - $17,496,763; 2012 - $18,325,355)          $16,780,357  $17,011,221
   Common stocks, at fair value adjusted for
     nonadmitted assets
(cost: 2013 - $126,081; 2012 - $61,305)                   122,839       83,185
   Other invested assets (cost: 2013 - $1,642,346;
     2012 - $1,221,922)                                 1,993,925    1,483,452
   Mortgage loans                                         536,056       60,167
   Derivatives                                             13,978        4,497
   Short-term investments, at amortized cost
     (approximates fair value)                            308,868    1,075,189
   Cash and cash equivalents                              185,319       59,125
   Receivable for securities sold and other                 9,116          513
-------------------------------------------------------------------------------
TOTAL CASH AND INVESTED ASSETS                        $19,950,458  $19,777,349

Investment income due and accrued                     $   168,495  $   181,068
Agents' balances or uncollected premiums:
   Premiums in course of collection                       770,420      839,516
   Premiums and installments booked but deferred and
     not yet due                                          301,572      287,646
   Accrued retrospective premiums                         938,213    1,118,007
Amounts billed and receivable from high deductible
  policies                                                 90,030       57,578
Reinsurance recoverable on loss payments                  443,153      444,027
Funds held by or deposited with reinsurers                184,412       75,742
Net deferred tax assets                                   639,865      783,175
Equities in underwriting pools and associations           138,321      255,640
Receivables from parent, subsidiaries and affiliates       17,586      203,974
Other admitted assets                                     149,983      115,363
Allowance provision                                     (121,029)    (164,611)
-------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                 $23,671,479  $23,974,474
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3     STATEMENTS OF ADMITTED ASSETS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

----------------------------------------------------------------------------
                                                   DECEMBER 31, DECEMBER 31,
                                                       2013         2012
----------------------------------------------------------------------------
LIABILITIES
Reserves for losses and loss adjustment expenses   $12,445,415  $12,300,489
Unearned premium reserves                            3,062,890    2,654,419
Commissions, premium taxes, and other expenses
payable                                                330,831      273,150
Reinsurance payable on paid loss and loss
adjustment expenses                                    316,486      282,684
Current federal taxes payable to parent                  2,818        4,311
Funds held by company under reinsurance treaties     1,080,691    1,232,398
Provision for reinsurance                               57,751       49,111
Ceded reinsurance premiums payable, net of ceding
commissions                                            443,051      510,362
Collateral deposit liability                           414,290      376,977
Payable for securities purchased                        13,163          489
Payable to parent, subsidiaries and affiliates          16,642      111,709
Derivatives                                             20,781        2,309
Other liabilities                                      374,983      171,723
----------------------------------------------------------------------------
TOTAL LIABILITIES                                  $18,579,792  $17,970,131
----------------------------------------------------------------------------
CAPITAL AND SURPLUS
Common capital stock, $11.51 par value, 1,758,158
shares authorized, 1,695,054 shares issued and
outstanding                                        $    19,504  $    19,504
Capital in excess of par value                       4,048,510    4,048,510
Unassigned surplus                                   1,022,075    1,935,124
Special surplus funds from retroactive reinsurance       1,598        1,205
----------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                        $ 5,091,687  $ 6,004,343
----------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS             $23,671,479  $23,974,474
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4 STATEMENTS OF LIABILITIES CAPITAL and SURPLUS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

------------------------------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                                          ------------------------------------
                                              2013        2012        2011
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Underwriting income:
PREMIUMS EARNED                           $  5,426,625 $5,357,689 $  5,682,158
Underwriting deductions:
  Losses incurred                            3,156,380  3,633,608    3,932,805
  Loss adjustment expenses incurred            644,056    625,094      611,264
  Other underwriting expenses incurred       2,156,743  1,765,943    1,668,713
------------------------------------------------------------------------------
TOTAL UNDERWRITING DEDUCTIONS                5,957,179  6,024,645    6,212,782
------------------------------------------------------------------------------
Loss portfolio transfer:
  Premiums from affiliated loss
  portfolio transfer (Note 5)                        -   (40,241)  (1,933,829)
  Losses recognized from affiliated
  loss portfolio transfer (Note 5)                   -     40,241    1,933,829
------------------------------------------------------------------------------
TOTAL LOSS PORTFOLIO TRANSFER                        -          -            -
------------------------------------------------------------------------------
NET UNDERWRITING LOSS                        (530,554)  (666,956)    (530,624)
------------------------------------------------------------------------------
Investment gain:
Net investment income earned                   896,309    911,306      800,175
Net realized capital gains (net of
capital gains tax: 2013 - $37,062; 2012
- $48,295; 2011 - $90,032)                     344,178     56,339      166,901
------------------------------------------------------------------------------
NET INVESTMENT INCOME EARNED                 1,240,487    967,645      967,076
------------------------------------------------------------------------------
  Net loss from agents' or premium
  balances charged-off                        (24,262)   (57,047)     (16,296)
  Other (expense) income                       (8,825)     10,700     (29,775)
------------------------------------------------------------------------------
INCOME AFTER CAPITAL GAINS TAXES AND
BEFORE FEDERAL INCOME TAXES                    676,846    254,342      390,381
------------------------------------------------------------------------------
FEDERAL AND FOREIGN INCOME TAX BENEFIT        (26,144)   (31,163)    (104,195)
------------------------------------------------------------------------------
NET INCOME                                $    702,990 $  285,505 $    494,576
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of December 31,
previous year                             $  6,004,343 $5,667,303 $  6,673,099
  Adjustment to beginning surplus
  (Note 2)                                    (94,261)   (29,278)       26,048
Capital and surplus, as of January 1,        5,910,082  5,638,025    6,699,147
Net income                                     702,990    285,505      494,576
Change in net unrealized capital
(losses) gains (net of capital gains
tax (benefit) expense: 2013 -
$(30,923); 2012 - $21,950; 2011 -
$(3,008))                                    (172,094)   (40,778)       44,397
Change in net deferred income tax             (27,917)   (22,439)      659,647
Change in non-admitted assets                (210,064)    208,727    (926,257)
Change in provision for reinsurance            (8,640)     29,414       20,918
Capital contribution                                 -  (645,750)       67,381
Quasi-reorganization                                 -  1,000,000            -
Return of capital                                    -          -  (1,414,078)
Change in par value of common stock                  -          -      (5,922)
Dividends to stockholder                   (1,214,959)  (522,716)    (137,458)
Foreign exchange translation                   113,151     74,961     (21,541)
Change in deferred tax asset
admissibility                                        -          -      189,739
Other surplus adjustments                        (862)      (606)      (3,246)
------------------------------------------------------------------------------
TOTAL CHANGES IN CAPITAL AND SURPLUS         (818,395)    366,318  (1,031,844)
------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,   $  5,091,687 $6,004,343 $  5,667,303
------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------
                                               YEARS ENDED DECEMBER 31,
                                          ----------------------------------
                                             2013       2012        2011
----------------------------------------------------------------------------
CASH FROM OPERATIONS
  Premiums collected, net of reinsurance  $5,894,743 $5,313,202 $  5,378,755
  Net investment income                      782,466    809,251      779,881
  Miscellaneous (expense)                   (75,119)    (6,214)     (86,211)
                                          ----------------------------------
   SUB-TOTAL                              $6,602,090 $6,116,239 $  6,072,425
  Benefit and loss related payments        3,564,863  3,593,294  3,912,580
  Payment to affiliate for loss
   portfolio transfer                      -          -          783,818
  Commission and other expense paid        2,706,806  2,502,676  2,363,413
  Federal and foreign income taxes paid    6,848      1,012      28,206
----------------------------------------------------------------------------
  NET CASH PROVIDED FROM (USED IN)
   OPERATIONS                             $  323,573 $   19,257 $(1,015,592)
----------------------------------------------------------------------------
CASH FROM INVESTMENTS
PROCEEDS FROM INVESTMENTS SOLD,
  MATURED, OR REPAID:
  Bonds                                    4,490,034  4,505,552    4,992,080
  Stocks                                       4,875      2,833      545,819
  Mortgage loans                               1,447        149            -
  Other                                      196,798    243,676      392,513
----------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD,
   MATURED, OR REPAID                     $4,693,154 $4,752,210 $  5,930,412
----------------------------------------------------------------------------
COST OF INVESTMENTS ACQUIRED:
  Bonds                                    4,170,608  3,659,690    7,448,761
  Stocks                                      39,032      2,736        9,769
  Mortgage loans                             464,025     59,296            -
  Other                                      641,962    278,203      250,178
----------------------------------------------------------------------------
  TOTAL COST OF INVESTMENTS ACQUIRED      $5,315,627 $3,999,925 $  7,708,708
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   INVESTING ACTIVITIES                   $(622,473) $  752,285 $(1,778,296)
----------------------------------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS
  SOURCES
  Capital contributions                            -    300,000    1,942,747
  Return of capital                                -          -  (1,414,078)
  Change in par value of common stock              -          -      (5,922)
  Dividends to stockholder                 (820,000)  (455,589)    (110,000)
  Intercompany receivable and payable,
   net                                        91,276  (164,090)     (77,372)
  Net deposit on deposit-type contracts
   and other insurance                      (23,833)    (1,683)      (1,723)
  Equities in underwriting pools and
   associations                              476,434     54,713      356,715
  Collateral deposit liability                37,313     77,021     (40,411)
  OTHER                                    (102,417)    105,869     (30,447)
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   FINANCING AND MISCELLANEOUS
   ACTIVITIES                              (341,227)   (83,759)      619,509
----------------------------------------------------------------------------
Net change in cash and short-term
  investments                              (640,127)    687,783  (2,174,379)
  CASH AND SHORT-TERM INVESTMENTS:
----------------------------------------------------------------------------
  BEGINNING OF YEAR                       $1,134,314 $  446,531 $  2,620,910
----------------------------------------------------------------------------
  END OF YEAR                             $  494,187 $1,134,314 $    446,531
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6   STATEMENTS OF CASHFLOW - for years ending December 31, 2013, 2012 and
    2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
--------------------------------------------------------------------------------

A. BASIS OF ORGANIZATION AND PRESENTATION
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (f/k/a Chartis U.S. Inc.), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is
American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (Casualty, Property, Specialty and Financial Liability) and consumer (Accident & Health and Personal) lines both domestically and abroad. In 2012, these operations were rebranded as AIG Property Casualty. During 2013, certain affiliated insurance entities including, Chartis Property Casualty Company, Chartis Specialty Insurance Company and Chartis Casualty Company were renamed as AIG Property Casualty Company, AIG Specialty Insurance Company and AIG Assurance Company, respectively.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents and Third party administrators who place direct written premium representing more than 5.0 percent of surplus with the Company for the years ending December 31, 2013 and 2012.

The Company also has significant transactions with affiliates, as described in
Note 6. The Company is diversified in terms of classes of business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

-------------------------------------------------------------------------------
STATE                                              2013      2012       2011
-------------------------------------------------------------------------------
Florida                                          $ 49,869 $   36,719 $   26,356
New York                                           15,068     41,487     28,265
Foreign - Japan                                   785,232  1,022,151  1,063,247

As of December 31, 2013, 2012 and 2011 the Company is party to an inter-company pooling agreement (the Admitted Pooling Agreement), among the nine companies listed below, collectively named the National Union Admitted Lines Pool Companies (the Admitted Pool). The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                          POOL
                                                                               NAIC   PARTICIPATION   STATE OF
COMPANY                                                                       CO CODE  PERCENTAGE     DOMICILE
----------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union) *    19445       38%      Pennsylvania
The Company                                                                    19380       36%        New York
Commerce and Industry Insurance Company (C&I)                                  19410       11%        New York
AIG Property Casualty Company (APCC) (fka Chartis Property Casualty Company)   19402        5%      Pennsylvania
New Hampshire Insurance Company (New Hampshire)                                23841        5%      Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)                      19429        5%      Pennsylvania
AIG Assurance Company (Assurance) (fka Chartis Casualty Company)               40258        0%      Pennsylvania
Granite State Insurance Company (Granite)                                      23809        0%      Pennsylvania
Illinois National Insurance Co. (Illinois National)                            23817        0%        Illinois
* Lead Company

Refer to Note 6 for additional information on the Admitted Pool. Additionally, see Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective
January 1, 2014.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. See Note 6D for further details.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The accompanying financial statements include the Company's U.S. operation, the operations of its Japan and Argentina branches, and its participation in the AIG International Overseas Association (the Association or AIOA), as described in Note 6. The business of American Home Japan and Argentina Branch is reported within the results of American Home and are not allocated to the remaining members of the Admitted Pool.

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of American Home have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (NY DFS) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the New York State Department of Financial Services. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

NY SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including, the prescribed practice of allowing the discounting of non-tabular workers' compensation known case loss reserves (under NAIC SAP, this is not permitted) and NY SAP Regulation 20 (Regulation 20) which allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

In 2012, the Company received a permitted practice to effect a quasi-reorganization. This change had no effect on net income or surplus. Refer to Note 10 for further information.

In 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred to the Company by novation as negative paid losses rather than as premiums written and earned. This permitted practice was sought in relation to the withdrawal of a foreign affiliate from the Association, as more fully described in Note 6. The classification change has no effect on net income or surplus.

The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2013, 2012 and 2011 reporting periods.

   A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

---------------------------------------------------------------------------------------------------
                                                                   2013        2012        2011
---------------------------------------------------------------------------------------------------
NET INCOME
 American Home state basis                                      $  702,990  $  285,505  $  494,576
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Change in non-tabular discounting                                31,634     (70,542)     60,114
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
   NAIC SAP                                                     $  734,624  $  214,963  $  554,690
---------------------------------------------------------------------------------------------------
SURPLUS
 American Home state basis                                      $5,091,687  $6,004,343  $5,667,303
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Non-tabular discounting                                        (423,418)   (455,052)   (384,510)
   Credits for reinsurance                                         (27,834)   (118,047)    (94,824)
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
 NAIC SAP                                                       $4,640,435  $5,431,244  $5,187,969
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that the Company believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   The reserve for Losses and Loss Adjustment Expenses (LAE) including estimates and recoverability of the related reinsurance assets;
..   Legal contingencies;
..   Other than temporary impairment losses on investments; and
..   Fair value of certain financial assets, impacting those investments measured at fair value in the statement of admitted assets and liabilities, as well as unrealized gains (losses) included in capital and surplus.
..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, it is reasonably possible that in the near term the actual experience will differ from the assumptions used and the Company's statutory financial condition, results of operations and cash flows could be materiality affected.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (US GAAP). NAIC SAP and NY SAP vary in certain respects from US GAAP as set out below:

--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
POLICY ACQUISITION COSTS       Costs are immediately expensed and are        Costs directly related to the successful
Principally brokerage          included in Other Underwriting Expenses,      acquisition of new or renewal insurance
commissions and premium taxes  except for reinsurance ceding commissions     contracts are deferred and amortized over
arising from the issuance of   received in excess of the cost to acquire     the term of the related insurance coverage.
insurance contracts.           business which are recognized as a deferred
                               liability and amortized over the period of
                               the reinsurance agreement.
--------------------------------------------------------------------------------------------------------------------------
UNEARNED PREMIUMS, UNPAID      Presented net of reinsurance recoverable.     Presented gross of reinsurance with
LOSSES AND LOSS EXPENSE                                                      corresponding reinsurance recoverable assets
LIABILITIES                                                                  for prepaid reinsurance and reinsurance
                                                                             recoverable on unpaid losses, respectively.
--------------------------------------------------------------------------------------------------------------------------
RETROACTIVE REINSURANCE        Gains and losses are recognized in earnings   Gains are deferred and amortized over the
CONTRACTS                      and surplus is segregated to the extent       settlement period of the ceded claim
                               gains are recognized. Certain retroactive     recoveries. Losses are immediately
                               intercompany reinsurance contracts are        recognized in the Statements of Operations
                               accounted for as prospective reinsurance if   and Changes in Capital and Surplus.
                               there is no gain in surplus as a result of
                               the transaction
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN BONDS HELD AS   Investment grade securities (rated by NAIC    All available for sale investments are
AVAILABLE FOR SALE             as class 1 or 2) are carried at amortized     carried at fair value with unrealized gains
                               cost. Non- investment grade securities (NAIC  and losses, net of applicable taxes,
                               rated 3 to 6) are carried at the lower of     reported in accumulated other comprehensive
                               amortized cost and fair value.                income within shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN EQUITY          Carried at fair value with unrealized gains   Same treatment as available for sale
SECURITIES CLASSIFIED AS:      and losses reported, net of applicable        investments.
1) held for trading            taxes, in the Statement of Changes in
                               Capital and Surplus.
2) available for sale
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN LIMITED         Carried at the underlying US GAAP equity      If aggregate interests allow the holding
PARTNERSHIPS, HEDGE FUNDS AND  with results from the investment's            entity to exercise more than minor influence
PRIVATE EQUITY INTERESTS       operations recorded, net of applicable        (typically more than 3%), the investment is
                               taxes, as unrealized gains or losses          carried at equity value with changes in
                               directly in the Statements of Changes in      value recorded to net investment income.
                               Capital and Surplus.
                                                                             Where the aggregate interest allow the
                                                                             entity to exercise only minor influence
                                                                             (typically less than 3%), the investment is
                                                                             recorded at equity value with changes in
                                                                             value recorded, net of tax, as a component
                                                                             of accumulated other comprehensive income in
                                                                             shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SUBSIDIARY,     Subsidiaries are not consolidated.            Consolidation is required when there is a
CONTROLLED AND AFFILIATED                                                    determination that the affiliated entity is
ENTITIES (SCAS)                The equity investment in SCAs are accounted   a variable interest entity (VIE) and the
                               for under the equity method and recorded as   holding entity is the primary beneficiary of
                               Common stock investments. Dividends are       the activities of the VIE.
                               recorded within Net Investment Income.
                                                                             Investments in SCAs with greater than 50
                                                                             percent ownership of voting rights are
                                                                             generally consolidated.

                                                                             Investments in SCAs where the company
                                                                             exercises significant influence (generally
                                                                             ownership of voting interests between 20
                                                                             percent and 50 percent) are recorded at
                                                                             equity value. The change in equity is
                                                                             included within operating income.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED SETTLEMENTS         Structured settlement annuities where the     For structured settlements in which the
                               claimant is the payee are treated as          reporting entity has not been legally
                               completed transactions (thereby allowing for  released from its obligation with the
                               immediate gain recognition), regardless of    claimant (i.e. the reporting entity remains
                               whether the reporting entity is the owner of  the primary obligor), resulting gains are
                               the annuity.                                  deferred and amounts expected to be
                                                                             recovered from such annuities are recorded
                                                                             as assets.
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS        Statutory statement of cash flows presents    The statement of cash flows is limited to
                               changes in cash and short-term investments    the presentation of changes in cash and cash
                               and certain sources of cash are excluded      equivalents (short-term investments are
                               from operational cash flows. Certain          excluded). All non-cash items are eliminated
                               non-cash items are required to be included    from the presentation of cash flows.
                               in the statement of cash flows and disclosed
                               to the extent material.
--------------------------------------------------------------------------------------------------------------------------
DEFERRED FEDERAL INCOME TAX    Deferred income taxes are established for     The provision for deferred income taxes is
                               the temporary differences between tax and     recorded as a component of income tax
                               book assets and liabilities, subject to       expense, as a component of the Statement of
                               limitations on admissibility of tax assets.   Operations, except for changes associated
                               Changes in deferred income taxes are          with items that are included within other
                               recorded within capital and surplus and have  comprehensive income where such items are
                               no impact on the statement of operations.     recorded net of applicable income taxes.
--------------------------------------------------------------------------------------------------------------------------
STATUTORY ADJUSTMENTS          Certain asset balances are designated as      All assets and liabilities are included in
(applied to certain assets     non-admitted, and are excluded from the       the financial statements. Provisions for
including Goodwill, furniture  Statutory Statement of Assets and are         uncollectible receivables are established as
and equipment, deferred taxes  reflected as deductions from capital and      valuation allowances and are recognized as
in excess of limitations,      surplus.                                      expense within the Statement of Operations.
prepaid expenses, overdue
receivable balances and        A provision for reinsurance is established
unsecured reinsurance amounts) for unsecured reinsurance amounts recoverable from unauthorized and certain
                               authorized reinsurers with a corresponding
                               reduction to unassigned surplus.
--------------------------------------------------------------------------------------------------------------------------

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------
Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a daily pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a daily pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned immediately along with the associated loss and LAE. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using the lowest estimate of percentage of completion of the contract under three separate prescribed calculations.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premium billed and outstanding for 90 days or more are non-admitted and deducted from unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated premium development and earned on a daily pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately fully earned. The Company records accrued retrospectively rated premiums as written premiums.

--------------------------------------------------------------------------------
  11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Gross Written Premium net of ceded written premium (Net written premiums) that were subject to retrospective rating features were as follows.

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                               2013     2012     2011
-------------------------------------------------------------------------------
  Net written premiums subject to retrospectively
   rated premiums                                    $114,240 $154,505 $350,717
  Percentage of total net written premiums               2.0%     3.0%     6.6%
-------------------------------------------------------------------------------

As of December 31, 2013 and 2012, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts amounted to $938,213 and $1,118,007, respectively, which will be billed for in future periods based primarily on the payment of loss and LAE. Ten percent of the amount of accrued retrospective premiums not offset by retrospective return premiums or other liabilities to the same party (other than loss and LAE reserves), or collateral have been non admitted.

-------------------------------------------------------------------------------
DECEMBER 31,                                                  2013      2012
-------------------------------------------------------------------------------
Total accrued retrospective premium                         $965,890 $1,156,079
Unsecured amount                                             211,983    251,036
Less: nonadmitted amount (10 percent)                         19,017     22,325
Less: nonadmitted for any person for whom agents'
      balances or uncollected premiums are nonadmitted         8,660     15,747
-------------------------------------------------------------------------------
Admitted amounts                                            $938,213 $1,118,007
-------------------------------------------------------------------------------

Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. The Company records the additional or return audit premium estimates as an adjustment to written premium, and earns these premiums immediately. When any accrued audit premium exceeds the amount of collateral held, a non-admitted asset of 10 percent of this excess amount is recorded.

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (or reserve credits). As of December 31, 2013 and 2012, the amount of reserve credit recorded for high deductibles on unpaid claims, and the amount billed and recoverable on paid claims and non-admitted balances were:

-------------------------------------------------------------------------------
                               HIGH DEDUCTIBLE RECOVERABLE ON PAID NON-ADMITTED
YEAR                           RESERVE CREDIT        CLAIMS          BALANCE
-------------------------------------------------------------------------------
2013                            $  4,270,652       $  114,716       $  24,686
2012                               4,156,910           81,137          23,559
-------------------------------------------------------------------------------

The Company establishes a non-admitted asset for 10 percent of paid losses recoverable, on high deductible policies in excess of collateral held on an individual insured basis, or for 100 percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

Deposit Accounting
--------------------------------------------------------------------------------
Direct insurance transactions whereby management of the Company determines there was insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

--------------------------------------------------------------------------------
  12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. The deposit asset is reported as admitted if (i) the assuming company is licensed, accredited or qualified by the NY DFS, or
(ii) the collateral (i.e. funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statement of Operations.

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. Refer to Note 2A for additional information. As of December 31, 2013, 2012 and 2011 the Company did not recognize any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves which occurred prior to the effective date of the transfer are recorded as retroactive reinsurance reserves and reported separately from Reserves for loss and loss adjustment expenses in the Statement of Liabilities, Capital and Surplus. Initial Gains or Losses are recorded in Other Income in the Statement of Operations with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are amortized into Unassigned surplus at when actual retroactive reinsurance recovered exceeds the consideration paid.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting expenses are charged as incurred and are included in Other Underwriting Expenses Incurred. The Company records a ceding commission liability equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. The liability is amortized over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The Company periodically reviews the recoverability of certain assets including insurance receivables and reduces amounts where management deems balances to be uncollectible. The company reviews certain factors in assessing the recoverability of these balances including: the age of the related amounts due or nature of the unpaid balance; historical recovery rates and any significant decline change to the credit standing of the counterparty.

Certain required statutory basis assets and ceded reserves, primarily the provision for reinsurance, are deducted from surplus and reflected as a liability in the provision for reinsurance of the Company.

In calculating the provision for reinsurance as of December 31, 2013 and 2012, management utilized collateral including letters of credit provided by its Ultimate Parent of $442,231 and $274,558, respectively. The use of this collateral was approved by the NY DFS.

The Company's provision for reinsurance has been reduced by $181,683 and $88,190 as of December 31, 2013 and 2012, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Company's asbestos related third party reinsurance recoverables.

Loss and Loss Adjustment Expenses
--------------------------------------------------------------------------------
The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, new established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy based upon the terms of the underlying reinsurance

--------------------------------------------------------------------------------
  13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses for environmental exposures, including toxic waste and asbestos-related illnesses.

Certain reserves are discounted using payout patterns and interest rates which the Company has determined are consistent with the expected payout pattern; see
Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Generally, structured settlements involve the purchase of an annuity by the Company to fund future claim obligations. In the event the life insurers providing the annuity on certain structured settlements are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2013, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions and the Company has not reduced its loss reserves for any annuities purchased where it is the owner and the payee. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of the Company becoming liable, and therefore incurring an incremental loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies are as follows:

---------------------------------------------------------------
 LOSS RESERVES ELIMINATED BY
          ANNUITIES               UNRECORDED LOSS CONTINGENCIES
---------------------------------------------------------------
$                   1,347,110     $                   1,347,110

As of December 31, 2013, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus with the following life insurers:

--------------------------------------------------------------------------------------------------------------
                                                                                   LICENSED IN
LIFE INSURANCE COMPANY AND LOCATION                              STATE OF DOMICILE  NEW YORK   STATEMENT VALUE
--------------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas             No        $106,429
American General Life Insurance Company of Delaware                  Delaware           No         304,596
The United State Life Insurance Company in the City of New York      New York          Yes         875,686

Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company uses valuation techniques in measuring fair values which are based on the maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace used to measure the fair values discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

--------------------------------------------------------------------------------
  14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:
..   The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (NAIC IAO).
..   The fair value of derivatives are valued using quoted prices in active markets and other market evidence whenever possible, including market-based updates to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.
..   The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Bonds with an NAIC designation (as obtained from the NAIC Capital Markets and Investment Analysis Office, NAIC IAO) of 1 or 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Premiums and discounts arising from the purchase of bonds are treated as yield adjustments over their estimated holding periods and are amortized using the a constant yield until maturity, or call date, if applicable.

Additionally, Loan Backed and Structured Securities that are unrated and non-modeled, for which the Company has not filed with the NAIC IAO within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

Loan-backed and structured securities are more likely to be prepaid than other fixed maturity securities. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting investment grade securities, while both non-investment grade securities and securities for which the collection of all contractual cash flows is not probable are accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level.

--------------------------------------------------------------------------------
  15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of P1 or P2, having characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an, NAIC rating of 3 through 6, are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses), or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined non-admitted amounts). The Company's share of undistributed earnings and losses of affiliates are reported in Unassigned funds (surplus) as Unrealized gains or (losses).

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains or (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value are recorded as Net Investment Income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due that do not have a valuation allowance are non-admitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment (OTTI)
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

Where there is the ability and intent to hold the security, an assessment of OTTI is performed. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment;
..   Fundamental credit risk of the issuer exist; and/or
..   Other qualitative/quantitative factors indicating an OTTI has occurred exist.

--------------------------------------------------------------------------------
  16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

Common and preferred stock investments whose fair value is less than their carrying value for a period greater than twelve months are considered impaired. For securities that Management intends to hold, the security must be analyzed. Factors include.

..   If management intends to sell a security that is a candidate for OTTI then an OTTI loss is considered to have occurred.
..   Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or
..   The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
..   There are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors that are periodically considered include:
..   An order of liquidation or other fundamental credit issues with the partnership exists;
..   Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
..   There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
..   Other qualitative/quantitative factors indicating an OTTI exist.

Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the Association (See Note 6) by recording it's participation in
..   net premium participation as direct premium,
..   the underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,
..   insurance and reinsurance balances in the Statements of Admitted Assets and
    Liabilities, Capital and Surplus; and
..   all other non-insurance assets and liabilities recorded as Equities in
    Underwriting Pools and Associations in the Statements of Admitted Assets and Liabilities, Capital and Surplus.

Foreign Currency Transactions
--------------------------------------------------------------------------------
Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign currency assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the balance sheet date with the related translation adjustments recorded as unrealized gains or losses within Unassigned Fund (Surplus) in the Statements of Capital and Surplus.
Gains or losses due to translating foreign operations to U.S. dollars are recorded as unrealized gains or losses. All other realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statement of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred the following employee related costs during 2013, 2012, and 2011:

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                  2013    2012    2011
-------------------------------------------------------------------------------
Defined benefit plans                                    $14,572 $ 9,915 $5,386
Defined contribution plans                                 7,066   7,246  4,002
Postretirement medical and life insurance plans              788     652    448
-------------------------------------------------------------------------------
TOTAL                                                    $22,426 $17,813 $9,836
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing (EDP) equipment, software and leasehold improvements are designated as non-admitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. The Company has not modified its capitalization policy from the prior year.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 9.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the Tax Sharing Agreement) with AIG, effective January 1, 2012 and approved by the Company's Board of Directors. This agreement provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis to the Company, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the tax sharing agreement, tax liabilities related to uncertain tax positions and tax authority audit adjustments shall remain with the Company with which the tax liabilities are currently recorded. Furthermore, when such tax liabilities are realized, the responsibility for any additional tax liability or rights to any refunds due remain with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.
Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:
..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
..   the sustainability of recent operating profitability of our subsidiaries;
..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,
..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

--------------------------------------------------------------------------------
  18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The adjusted deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. Changes in Accounting Principles
--------------------------------------------------------------------------------
2013 Changes
--------------------------------------------------------------------------------
In 2013, the Company adopted the following change in the Statements of Statutory Accounting Principles (SSAP):

Transfers and Servicing of Financial Assets: In March 2012, the NAIC issued SSAP No. 103 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This adopted guidance supersedes SSAP No. 91R Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and conforms to the US GAAP guidance on accounting for transfers of financial assets. The adoption of this SSAP, which was effective January 1, 2013, did not have any impact on the Company's financial statements.

2012 Changes
--------------------------------------------------------------------------------
In 2012, the Company adopted the following changes in accounting principles:

Income Taxes: In November, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There was no cumulative effect as a result of enacting this pronouncement.

Premium Deficiency Calculation: Starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists for short-duration insurance contracts. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it recognizes the timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retroactive application to all periods presented. There were no changes to the historical financial statements due to this change in accounting principle.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2013, 2012, and 2011 the Company identified corrections that resulted in after-tax statutory adjustments of ($94,261) and ($29,278), and $26,048 respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (SSAP 3), the corrections of errors have been reported in the 2013, 2012 and 2011 Annual Statements as adjustments to Unassigned funds (surplus). The impact of these corrections on Net Income as of January 1, 2013 was $40,655. The impact upon surplus, assets and liabilities as of January 1, 2013, 2012, and 2011 is as follows:

-------------------------------------------------------------------------------
                                POLICYHOLDERS' TOTAL ADMITTED
2013 ADJUSTMENTS                   SURPLUS         ASSETS     TOTAL LIABILITIES
-------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2012     $ 6,004,343    $23,974,474      $17,970,131
ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS:
   ASSET CORRECTIONS               (237,503)      (237,503)                -
   LIABILITY CORRECTIONS             154,162              -        (154,162)
   INCOME TAX CORRECTIONS           (10,920)       (10,920)                -
-------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS               (94,261)      (248,423)        (154,162)
-------------------------------------------------------------------------------
BALANCE AT JANUARY 1,2013 , AS
  ADJUSTED                       $ 5,910,082    $23,726,051      $17,815,969
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total assets is primarily the result of a) non admitting investment assets; b) a reduction in deductible recoverables relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by e) an increase in assets identified as deposits.

--------------------------------------------------------------------------------
  19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2012 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2011           $5,667,303    $23,901,312   $18,234,009
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes
    $5,068 of deemed capital
    contribution)                            4,232          4,232             -
   Liability corrections                  (26,436)              -        26,436
   Income tax corrections                  (7,074)        (7,074)             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                    (29,278)        (2,842)        26,436
 ------------------------------------------------------------------------------
 Balance at January 1, 2012, as
   adjusted                             $5,638,025    $23,898,470   $18,260,445
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) reconciling items relating to other assets and deposit programs partially offset by c) overstated allowance accounts; d) reduction of accrued recoverables related to self insured retention programs.

Liability corrections - The increase in total liabilities is primarily the result of corrections for: a) IBNR statutory to GAAP differences; b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by c) taxes, licenses and fees reserve for residual market plans and, d) deposit program liabilities.

Income tax corrections- The decrease in taxes is primarily the result of corrections for: a) current and deferred tax assets and liabilities; and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2011 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2010           $6,673,099    $26,416,595   $19,743,496
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes $897
    of deemed capital contribution)         47,679         47,679             -
   Liability corrections                  (23,911)              -        23,911
   Income tax corrections                    2,280          2,280             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                      26,048         49,959        23,911
 ------------------------------------------------------------------------------
 Balance at January 1, 2011, as
   adjusted                             $6,699,147    $26,466,554   $19,767,407
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations b) intangible asset; and c) miscellaneous reserves; partially offset by d) a miscellaneous non-admitted asset; e) non-admitted assets related to retrospective premium and high deductible recoverables and f) other miscellaneous adjustments.

Liability corrections - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and b) paid losses and loss reserves; as partially offset by: c) reserve adjustments; and, d) other miscellaneous adjustments.

Income tax corrections - The decrease in taxes is primarily the result of:
(a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
  20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

3. INVESTMENTS
--------------------------------------------------------------------------------

A. Bond (excluding Loan-backed and Structured Security) Investments
--------------------------------------------------------------------------------
The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2013 and 2012 are outlined in the table below:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENTS                  $   458,904 $   13,227  $  6,956  $   465,174
ALL OTHER GOVERNMENTS                 421,888     13,773       286      435,375
STATES, TERRITORIES AND
  POSSESSIONS                       1,360,768     69,716     6,325    1,424,159
POLITICAL SUBDIVISIONS OF
  STATES, TERRITORIES AND
  POSSESSIONS                       1,808,897     80,496     5,332    1,884,061
SPECIAL REVENUE AND SPECIAL
  ASSESSMENT OBLIGATIONS AND ALL
  NON- GUARANTEED OBLIGATIONS OF
  AGENCIES AND AUTHORITIES AND
  THEIR POLITICAL SUBDIVISIONS      4,706,143    161,925    55,943    4,812,125
INDUSTRIAL AND MISCELLANEOUS        8,023,757    496,437    44,325    8,475,869
-------------------------------------------------------------------------------
TOTAL                             $16,780,357 $  835,574  $119,167  $17,496,763
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. governments                  $   543,363 $   38,425  $     97  $   581,691
All other governments                 724,664     43,067       254      767,477
States, territories and
  possessions                       1,578,734    142,999         -    1,721,733
Political subdivisions of
  states, territories and
  possessions                       2,037,287    169,859         -    2,207,146
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions      4,811,431    382,236     3,057    5,190,610
Industrial and miscellaneous        7,315,742    554,748    13,792    7,856,698
-------------------------------------------------------------------------------
TOTAL                             $17,011,221 $1,331,334  $ 17,200  $18,325,355
-------------------------------------------------------------------------------

The carrying values and fair values of bonds at December 31, 2013, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                                        CARRYING
                                                          VALUE     FAIR VALUE
-------------------------------------------------------------------------------
Due in one year or less                                 $   706,009 $   714,675
Due after one year through five years                     2,350,671   2,442,213
Due after five years through ten years                    4,369,091   4,527,944
Due after ten years                                       3,930,836   4,019,715
Structured securities                                     5,423,750   5,792,216
-------------------------------------------------------------------------------
Total                                                   $16,780,357 $17,496,763
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2013 were:

-------------------------------------------------------------------------------
                                                     MINIMUM        MAXIMUM
CATEGORY                                          LENDING RATE % LENDING RATE %
-------------------------------------------------------------------------------
Retail                                                 4.0%           4.8%
Office                                                 4.3%           4.8%
Industrial                                             4.1%           4.7%
Multi-Family                                           4.5%           4.8%
Hotel/Motel                                            5.0%           5.3%
Other Commercial                                       4.6%           5.8%
-------------------------------------------------------------------------------

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
75.05 percent. All of the Mortgage Loans were in good standing as of December 31, 2013. The Company did not have any advanced amounts for taxes or assessments. The following table details an age analysis of Mortgage Loans as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
                            RESIDENTIAL            COMMERCIAL
                         ----------------------------------------------
                    FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
-------------------------------------------------------------------------------
CURRENT YEAR
RECORDED INVESTMENT
CURRENT             $  -  $  -     $  -     $  -   $536,056    $  -    $536,056

PRIOR YEAR
Recorded Investment
Current             $  -  $  -     $  -     $  -   $ 60,167    $  -    $ 60,167
-------------------------------------------------------------------------------

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------
The Company did not record any intent based impairment during 2013 for loan-backed and structured securities.

As of December 31, 2013, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

--------------------------------------------------------------------------------------------
          BOOK/ADJUSTED                                                            DATE OF
          CARRYING VALUE                                                          FINANCIAL
          AMORTIZED COST PRESENT VALUE OF                                         STATEMENT
          BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT   WHERE
  CUSIP    PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI  REPORTED
--------------------------------------------------------------------------------------------
55312VAL2    $50,105         $50,090         $ 15       $50,090        $48,924    03/31/2013
43739EAP2      8,083           8,043           40         8,043          8,078    03/31/2013
855541AC2     10,935          10,901           34        10,901         10,448    06/30/2013
92977YBQ3     10,142          10,083           59        10,083         10,008    06/30/2013
45660LDE6     34,747          34,297          449        34,297         34,410    06/30/2013
93936AAA9     18,728          18,462          266        18,462         17,821    06/30/2013
78473WAE3     16,990          16,943           47        16,943         16,300    06/30/2013
--------------------------------------------------------------------------------------------

   Total     $   XXX         $   XXX         $910       $   XXX        $   XXX
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the fair value and unrealized losses relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position.

    The aggregate amount of unrealized
    losses:
                                                Less than 12 Months  $   46,219
                                                12 Months or longer  $    2,847
    The aggregate related fair value of
    securities with unrealized losses:
                                                Less than 12 Months  $1,251,149
                                                12 Months or longer  $  279,980

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

D. Unrealized losses
--------------------------------------------------------------------------------
The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2013 and 2012 are set forth in the table below:

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2013                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
     DESCRIPTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                     $  166,481  $  4,910  $  4,513  $   511   $  170,994  $  5,422
ALL OTHER GOVERNMENTS                    54,133     5,929         -        -       54,133     5,929
STATES, TERRITORIES AND POSSESSIONS     184,341     6,325         -        -      184,341     6,325
POLITICAL SUBDIVISIONS OF STATES,             -         -         -        -            -         -
TERRITORIES AND POSSESSIONS             160,011     5,332         -        -      160,011     5,332
SPECIAL REVENUE                       1,182,735    48,499    46,375    7,444    1,229,110    55,943
INDUSTRIAL AND MISCELLANEOUS          1,606,368    53,144   279,823    4,201    1,886,190    57,345
----------------------------------------------------------------------------------------------------
TOTAL BONDS                           3,354,069   124,139   330,711   12,156    3,684,779   136,296
----------------------------------------------------------------------------------------------------

AFFILIATED                                    -         -    21,480    5,115       21,480     5,115
NON-AFFILIATED                           27,570     2,893         -        -       27,570     2,893
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                             27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $3,381,639  $127,032  $352,191  $17,271   $3,733,829  $144,304
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2012                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
    DESCRI\PTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. governments                     $   12,507  $     97  $      -  $     -   $   12,507  $     97
All other governments                    24,027       223    16,325       31       40,352       254
States, territories and possessions           -         -         -        -            -         -
Political subdivisions of states,             -         -         -        -            -         -
   territories and possessions                -         -         -        -            -         -
Special revenue                          28,756        32    24,748    3,025       53,504     3,057
Industrial and miscellaneous            418,427     7,600   273,226    6,192      691,653    13,792
----------------------------------------------------------------------------------------------------
TOTAL BONDS                             483,717     7,952   314,299    9,248      798,016    17,200
----------------------------------------------------------------------------------------------------

Affiliated                                  330        79    20,814    5,373       21,144     5,452
Non-affiliated                                3       270         -        -            3       270
----------------------------------------------------------------------------------------------------
Total common stocks                         333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
Preferred stocks                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                                333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $  484,050  $  8,301  $335,113  $14,621   $  819,163  $ 22,922
----------------------------------------------------------------------------------------------------

The Company did not recognize the unrealized losses in the Statement of Operations on these securities at December 31, 2013, because the Company neither intends to sell nor expect to be required to sell these securities before recovery of the amortized cost. For fixed maturity securities with significant declines in value, the Company performed fundamental credit analysis on a security-by security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review for relevant industry reports and forecasts and other available data.

--------------------------------------------------------------------------------
  23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Realized Gains/(Losses)
--------------------------------------------------------------------------------
Proceeds from sales and associated gross realized capital gains (losses) for each of the years ended December 31 2013, 2012 and 2011 were as follows:

------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31          2013                  2012                  2011
------------------------------------------------------------------------------------------
                                      EQUITY                EQUITY                EQUITY
                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
------------------------------------------------------------------------------------------
Proceeds from sale       $1,834,014   $3,272   $3,047,963   $2,830   $3,979,210  $104,040
Gross realized gains         56,537       50      133,853       21      168,725    14,425
Gross realized losses       (6,960)     (61)      (6,685)     (86)      (9,904)     (363)

C. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company's currency derivative financial instruments were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily
JPY).

Market Risk
The Company holds currency derivatives which include currency swaps and currency forwards and will periodically make payments in one currency in exchange for a receipt of a payment in a different currency. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements
The Company is subject to collateral requirements on some of the Company's currency derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or the Company is required to make a payment equal in the amount of foreign currency physically received on certain foreign denominated investment.

The currency derivatives do not qualify for hedge accounting. As a result, the Company's currency contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statement of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains/losses.

--------------------------------------------------------------------------------
  24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company did not apply hedge accounting to any of its derivatives. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the company for the years ended December 31, 2013 and 2012.

                                     DECEMBER 31, 2013      YEAR ENDED DECEMBER 31, 2013
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
SWAPS                               $655,560     $(17,416)    $ (7,575)       $(17,416)
FUTURES                               83,105       (2,937)      (4,812)         (2,937)
-----------------------------------------------------------------------------------------
TOTAL                               $738,665     $(20,353)    $(12,387)       $(20,353)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     DECEMBER 31, 2012      YEAR ENDED DECEMBER 31, 2012
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
Swaps                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------
Total                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------

The company had no derivatives that changed their hedging status or that were accounted for as cash flow hedges.

D. Other invested assets
--------------------------------------------------------------------------------
Fair values are based on the net asset value of the respective entity's financial statements. The Company had no investments in Joint Ventures, Partnerships and Limited Liability Companies representing greater than 10 percent of Admitted Assets.

For other invested assets that are in a continuous loss position for more than twelve months the cost basis is written down to fair value, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

During 2013, 2012 and 2011, the Company recorded the following impairments on investments in joint ventures and partnerships due to OTTI in fair value:

 ------------------------------------------------------------------------------
 YEAR ENDED DECEMBER 31,                                  2013    2012   2011
 ------------------------------------------------------------------------------
 GA-GTCO US AIV, L.P.                                    $10,704 $   -- $    --
 Prides Capital Fund I LP                                  3,904     --      --
 Steel Partners Holdings L.P.                                 --  4,569      --
 General Atlantic Mauritius Limited                           --  2,276      --
 Hunter Global Investors LP                                   --  1,578      --
 General Atlantic Partners 82, L.P.                           --     --   4,427
 General Atlantic Partners 80, L.P.                           --     --   4,306
 TH Lee Putnam Ventures, L.P.                                 --     --   4,079
 Sprout IX LP                                                 --     --   1,988
 Advanced Technology Ventures VI, L.P.                        --     --   1,894
 Items less than $1.0 million                              1,919     --     750
 ------------------------------------------------------------------------------
 Total                                                   $16,527 $8,423 $17,444
 ------------------------------------------------------------------------------

E. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivable excluded from surplus as a result of being over 90 days past due. Investment expenses of $23,870, $29,000 and $27,606 were included in Net Investment Income for the years ended December 31, 2013, 2012 and 2011.

F. Securities Lending
--------------------------------------------------------------------------------
During 2012, the Company loaned high grade municipal bonds to counterparties, primarily commercial banks and brokerage firms, who received the tax-exempt income from the bonds. No foreign securities were loaned. In return, the counterparties were required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties were required to post

--------------------------------------------------------------------------------
  25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company was not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties.

At the termination of these transactions, the Company and its counterparties were obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet. The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2012, inclusive of accrued interest, is $1,238,770. The aggregate fair value of securities on loan is $1,192,342 as of December 31, 2012. There were no securities on loan or collateral received as of December 31, 2013.

G. Financial Instruments with Credit Risk
--------------------------------------------------------------------------------
The Company is exposed to credit risk relating to its investments both from potential issuer, geographic or activity concentrations. These risks are managed strategically using asset allocation methodologies that select primarily high quality investments and asset diversification.

In addition, AIG company-wide credit risks are monitored by AIG's Financial Risk Group (FRG) who attempt to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk, the Company may require third party guarantees, reinsurance or collateral, such as letters of credit and trust collateral accounts. The Company monitors the aggregate credit exposure.

The Company's largest exposures by investment category to a single issuer/borrower/investment, excluding the U.S. government, U.S. government agency securities and those U.S. government money market funds as of December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY       DESCRIPTION OF EXPOSURE   AMOUNT  ADMITTED ASSETS
-------------------------------------------------------------------------------
FNMA                      Bonds & Notes            $313,897         1.3%
Operating Pool            Short-term                304,359         1.3%
FHLMC                     Bonds & Notes             267,265         1.1%
NEW YORK NY               Bonds & Notes             236,740         1.0%

The amounts and percentages of the Company's total admitted assets held in bonds by NAIC rating as of December 31, 2013 are:

 -----------------------------------------------------------------------------
                                                           PERCENTAGE OF TOTAL
 BONDS                                           AMOUNT    ADMITTED ASSETS
 -----------------------------------------------------------------------------
 NAIC-1                                        $14,601,321        61.7%
 NAIC-2                                          1,425,399         6.0%
 NAIC-3                                            342,145         1.4%
 NAIC-4                                            446,587         1.9%
 NAIC-5                                            248,183         1.0%
 NAIC-6                                             25,590         0.1%
 -----------------------------------------------------------------------------
 Total                                          17,089,225          72%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the Company's two largest foreign investment exposures by country categorized by each of the country's NAIC sovereign ratings as of December 31, 2013.

-----------------------------------------------------------------------------
                                                                     NAIC - 3
COUNTRIES                                         NAIC - 1  NAIC - 2 OR BELOW
-----------------------------------------------------------------------------
United Kingdom                                   $  736,344 $      - $     -
Japan                                               585,522        -       -
Ireland                                                   -   75,968       -
Spain                                                     -   15,052       -
Argentina                                                 -        -  69,487
Greece                                                    -        -   2,347
Other                                             1,054,681    9,549   1,260
-----------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $2,376,547 $100,569 $73,094
-----------------------------------------------------------------------------

The Company's unhedged foreign currency exposures, categorized by the country's NAIC sovereign rating as of December 31, 2013 are:

-------------------------------------------------------------------------------
                                                                      NAIC - 3
COUNTRIES                                        NAIC - 1:  NAIC - 2: OR BELOW:
-------------------------------------------------------------------------------
Japan                                            $  585,522  $     -   $     -
United Kingdom                                      403,877        -         -
Ireland                                                   -   54,396         -
Argentina                                                 -        -    18,140
Other                                               165,761        -         -
-------------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $1,155,160  $54,396   $18,140
-------------------------------------------------------------------------------

The following table shows the three largest non-affiliated privately placed equities held by the Company as of December 31, 2013:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY                                AMOUNT     ADMITTED ASSETS
-------------------------------------------------------------------------------
Blackstone Real Estate Partners (BREP) VI, L.P.     127,355        0.5%
Glenview Capital Partners, L.P.                      63,996        0.3%
General Atlantic Partners (Bermuda) II, L.P.         60,405        0.3%
-------------------------------------------------------------------------------
Aggregate Exposure                               $2,004,449        8.5%
-------------------------------------------------------------------------------

H. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities with a carrying value of $1,155,475 and $1,331,114 deposited with regulatory authorities as required by law as of December 31, 2013 and 2012.

--------------------------------------------------------------------------------
  27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
DECEMBER 31, 2013
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

BONDS                                    $     -  $ 286,787 $ 24,684  $ 311,471
COMMON STOCKS                             36,576          -        -     36,576
DERIVATIVE ASSET                               -          -      428        428
DERIVATIVE LIABILITIES                         -   (16,279)  (4,502)   (20,781)
MUTUAL FUNDS                              31,747          -        -     31,747
-------------------------------------------------------------------------------
TOTAL                                    $68,323  $ 270,508 $ 20,610  $ 359,441
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

Bonds                                    $     -  $  75,286 $ 55,092  $ 130,378
Common stocks                             28,994          -        0     28,994
Derivative asset                               -      3,347        -      3,347
Derivative liabilities                         -    (2,309)        -    (2,309)
-------------------------------------------------------------------------------
Total                                    $28,994  $  76,324 $ 55,092  $ 160,410
-------------------------------------------------------------------------------

There were no assets carried at fair value that were transferred between Level 1 and Level 2.

A. Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of Financial Instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2013 and 2012.

-------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL REALIZED
                                                               GAINS (LOSSES)
                  BEGINNING                                    INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
                 BALANCE AT    TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
               JANUARY 1, 2013    LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2013
-------------------------------------------------------------------------------------------------------------------------------
Bonds              $55,092        $44,342        $(171,814)        $5,699          $(33,231)         $124,596        $ 24,684
Derivative
  liabilities            -          7,975                 -             -           (12,049)                -         (4,074)
-------------------------------------------------------------------------------------------------------------------------------
Total              $55,092        $52,317        $(171,814)        $5,699          $(45,280)         $124,596        $ 20,610
-------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2013, bonds of $171,814 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $44,342 were transferred into Level 3 and carried at market value during 2013. Prior to the transfer, the securities were Level 2 and were carried at market value.

Derivative balances of $7,975 were transferred into Level 3 and carried at fair value during 2013. Prior to the transfer, the securities were level 2 and carried at fair value. There were no bonds or common stocks carried at fair value transferred to/from Level 3 originating in Levels 1 or 2.

------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL REALIZED
                                                        GAINS (LOSSES)
      BEGINNING BALANCE                                 INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
        AT JANUARY 1,   TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
            2012           LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2012
------------------------------------------------------------------------------------------------------------------------
Bonds      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------
Total      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2012, bonds of 44,383, which are no longer carried at fair value, were transferred out of level 3. Bond balances of $7,242 were transferred into level 3 and carried at fair value during 2012. Prior to the transfer, the securities were level 2 but not carried at fair value.

--------------------------------------------------------------------------------
  28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2013 and 2012:

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2013              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
BONDS                       $17,496,764    16,780,357   1,938  14,654,585  2,840,241        -
COMMON STOCK                     36,576        36,576  36,576           -          -        -
DERIVATIVES - ASSETS                428           428       -           -        428        -
DERIVATIVES - LIABILITIES      (20,781)      (20,781)       -    (16,280)    (4,502)        -
MORTGAGE LOANS                  551,617       536,056       -           -    551,617        -
MUTUAL FUNDS                     31,747        31,747  31,747           -          -        -
SHORT TERM INVESTMENTS          308,868       308,868     233     308,634          -        -
----------------------------------------------------------------------------------------------------
Total                       $18,405,219   $17,673,251 $70,494 $14,946,939 $3,387,784       $-
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2012              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
Bonds                       $18,325,355    17,011,221       -  15,941,575  2,383,781        -
Cash and cash equivalents        59,125        59,125  53,633           -      5,492        -
Common stock                     28,990        28,990  28,990           -          -        -
Derivatives - assets              3,347         3,347       -       3,347          -        -
Derivatives - liabilities       (2,309)       (2,309)       -     (2,309)          -        -
Mortgage loans                   89,901        89,901       -           -     89,901        -
----------------------------------------------------------------------------------------------------
Total                       $18,504,409   $17,190,275 $82,623 $15,942,613 $2,479,174       $-
----------------------------------------------------------------------------------------------------

5. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE)
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2013, 2012, and 2011, is set forth in the table below:

-------------------------------------------------------------------------------
DECEMBER 31,                                 2013         2012         2011
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                             $ 12,300,489 $ 12,466,514 $ 14,383,093
Incurred losses and LAE related to:
  Current accident year                     3,525,027    4,006,581    4,293,428
  Prior accident year                         275,409      252,121      250,641
-------------------------------------------------------------------------------
  TOTAL INCURRED LOSSES AND LAE          $  3,800,436 $  4,258,702 $  4,544,069
-------------------------------------------------------------------------------
Paid losses and LAE related to:
  Current accident year                     (744,185)  (1,218,287)  (1,368,553)
  Prior accident year                     (2,911,325)  (3,206,440)  (5,092,095)
-------------------------------------------------------------------------------
  TOTAL PAID LOSSES AND LAE               (3,655,510)  (4,424,727)  (6,460,648)
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                           $ 12,445,415 $ 12,300,489 $ 12,466,514
-------------------------------------------------------------------------------

The Company ceded certain classes of its Environmental, net asbestos and Excess Workers Compensation losses to an affiliate, Eaglestone Reinsurance Company (Eaglestone), see Note 5B for further details. 2013 Paid Losses and LAE are reduced by $810,038 as a result of the loss portfolio transfers detailed in
Note 6.

For 2013, the Company reported adverse loss and LAE net reserve development of $275,409 including accretion of loss reserve discount of $58,000. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase, is $32,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013.

For 2012, the Company reported adverse loss and LAE net reserve development of $252,121 including accretion of loss reserve discount of $25,000. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. Included in this increase, the Company experienced $22,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development.

--------------------------------------------------------------------------------
  29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

For 2011, the Company reported adverse loss and LAE net reserve development of $250,641 including accretion of loss reserve discount of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Included in this increase, the Company experienced $62,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2011.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $197,595, $173,365 and $176,259 as of December 31, 2013, 2012 and 2011, respectively. The Company paid $10,186 in the reporting period to settle 35 claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

A. ASBESTOS/ENVIRONMENTAL RESERVES
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                       ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
---------------------------------------------------------------------------------------------
December 31,                      2013       2012       2011      2013      2012      2011
---------------------------------------------------------------------------------------------
  Direct -
Loss and LAE reserves,
  beginning of year            $1,229,896 $1,350,806 $1,536,426 $  84,847 $  55,848 $  67,916
Incurred losses and LAE            96,945   (20,822)   (56,328)    26,547    42,532     8,700
Calendar year paid losses and
  LAE                           (141,477)  (100,088)  (129,292)  (27,825)  (13,533)  (20,768)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $1,185,364 $1,229,896 $1,350,806 $  83,569 $  84,847 $  55,848
---------------------------------------------------------------------------------------------

  Assumed reinsurance -
Loss and LAE reserves,
  beginning of year            $  158,787 $  161,724 $  154,386 $   6,941 $   5,628 $   5,476
Incurred losses and LAE             9,271     19,159     26,780     3,084     1,379     1,379
Calendar year paid losses and
  LAE                             112,612   (22,096)   (19,442)   (4,668)      (66)   (1,227)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $  280,670 $  158,787 $  161,724 $   5,357 $   6,941 $   5,628
---------------------------------------------------------------------------------------------

  Net of reinsurance -
Loss and LAE reserves,
  beginning of year            $        - $        - $  733,373 $  51,573 $  38,587 $  41,696
Incurred losses and LAE                 -          -     46,614    18,668    22,205     8,388
Calendar year paid losses and
  LAE                                   -          -  (779,987)  (20,036)   (9,219)  (11,497)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $        - $        - $        - $  50,205 $  51,573 $  38,587
---------------------------------------------------------------------------------------------

Effective January 1, 2011, the Company transferred its net liability for asbestos losses to an affiliated reinsurer.

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
  30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company had Asbestos loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ASBESTOS                           LOSS RESERVES             LAE RESERVES
DECEMBER 31,                   2013     2012     2011    2013    2012    2011
-------------------------------------------------------------------------------
Direct basis:                $748,407 $718,611 $860,891 $84,188 $81,879 $98,454
Assumed reinsurance basis:    133,025   83,016  101,277  13,315   7,822   9,322
Net of ceded reinsurance
  basis:                            -        -        -       -       -       -

The Company had Environmental loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ENVIRONMENTAL                           LOSS RESERVES          LAE RESERVES
DECEMBER 31,                         2013    2012    2011   2013   2012   2011
-------------------------------------------------------------------------------
Direct basis:                       $16,406 $13,897 $8,937 $7,031 $5,956 $3,830
Assumed reinsurance basis:              683     203    410    199     62     91
Net of ceded reinsurance basis:      10,046   6,579  4,491  4,212  2,795  3,588

B. ENVIRONMENTAL LIABILITY LOSS PORTFOLIO TRANSFER
--------------------------------------------------------------------------------
In 2012, the Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account.

The share of the reserves (and payment) assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

-------------------------------------------------------------------------------
                                        UNEARNED                      TOTAL
                                        PREMIUM  ACCRUED INTEREST ENVIRONMENTAL
COMPANY                   LOSS RESERVES RESERVES    LIABILITY      LIABILITIES
-------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
National Union              $ 69,627    $  8,532     $  1,600      $   79,759
American Home                 65,962       8,083        1,517          75,562
C&I                           20,155       2,470          463          23,088
APCC                           9,161       1,123          211          10,495
New Hampshire                  9,161       1,123          211          10,495
ISOP                           9,161       1,123          211          10,495
-------------------------------------------------------------------------------
TOTAL ADMITTED POOL
  COMPANIES                 $183,227    $ 22,454     $  4,213      $  209,894
-------------------------------------------------------------------------------

SURPLUS LINES POOL
  COMPANIES:
Lexington                   $601,790    $465,276     $ 86,714      $1,153,780
Specialty                     66,865      51,697        9,635         128,197
-------------------------------------------------------------------------------
TOTAL SURPLUS LINES POOL
  COMPANIES                 $668,655    $516,973     $ 96,349      $1,281,977
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GRAND TOTAL                 $851,882    $539,427     $100,562      $1,491,871
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continues to be reflected in the AIG Environmental Reinsureds' financial statements, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis reserves are discounted. The December 31, 2013 and 2012 liabilities include $1,677,259 and $1,674,185 of such discounted reserves, respectively.

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2013, 2012 and 2011.

                                                     --------------------------
LINES OF BUSINESS                                      2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $214,846 $211,531 $202,786

Non-Tabular Discount
--------------------------------------------------------------------------------
The Company's non-tabular worker's compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP.

As prescribed by the New York Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

-------------------------------------------------------------------------------
LINE OF BUSINESS                                       2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $423,418 $455,052 $384,510

6. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

A. Admitted Pool
--------------------------------------------------------------------------------
The Company is party to the Admitted Pool with certain other affiliates. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union its percentage share of the pooled business. The Company's share of the pool is 36 percent. See Note 1 for a listing of all pool participants and their respective participation percentages.

All direct and assumed business written by each of the pool participants is subject to pooling (except as indicated above). Net premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities (including the provision for reinsurance), in the accompanying financial statements emanate from the Company's percentage participation in the pool. All external reinsurance is reported on a pool participation basis.

All pool members are parties to reinsurance agreements with non-affiliated reinsurers covering business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurer per the terms of such reinsurance agreements.

Underwriting assets, liabilities, income and expenses, including the provision for reinsurance and the allowance for uncollectible reinsurance, are allocated to each pool member based on its percentage participation in the Admitted Pool.

--------------------------------------------------------------------------------
  32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Intercompany pooling cessions of direct and assumed underwriting activity by each pool participant to National Union are presented as 100 percent ceded to National Union in accordance with the pooling agreement. All other cessions, including cessions between members of the Admitted Pool, are presented at the pool members' participation percentage.

There are no discrepancies related to the pooled business between the assumed and ceded reinsurance schedules of the pool participants.

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by American Home's Japan and Argentina branches which are neither subject to the Admitted Pool Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below. See Note 6E for changes in this business and percentages during 2013.

-------------------------------------------------------------------------------

                                                       INITIAL       CURRENT
                                                    PARTICIPATION PARTICIPATION
                           INITIAL       CURRENT       PERCENT       PERCENT
               NAIC CO. PARTICIPATION PARTICIPATION  SPECIFIC TO   SPECIFIC TO
MEMBER COMPANY   CODE      PERCENT       PERCENT     JAPAN RISK    JAPAN RISK
-------------------------------------------------------------------------------
American
International
Overseas
Limited
(formerly
Chartis
Overseas
Limited)                     67%           0%            85%            0%
Admitted Pool
  member
  companies,
  as follows:
  New
   Hampshire    23841        12%           12%           10%            0%
  National
   Union        19445        11%           78%           5%             0%
  American
   Home         19380        10%           10%           0%             0%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pool is presented in the accompanying Statements of Admitted Assets and Liabilities, Capital and Surplus as follows:

-------------------------------------------------------------------------------
DECEMBER 31,                                                2013        2012
-------------------------------------------------------------------------------

Assumed reinsurance premiums receivable                  $  243,127  $ 119,473
Funds held by ceding reinsurers                             164,884     44,804
Reinsurance recoverable                                     120,033     31,234
Equity in underwriting pools and associations               138,321    255,640
-------------------------------------------------------------------------------
TOTAL ASSETS                                                666,365    451,151
-------------------------------------------------------------------------------

Loss and LAE reserves                                       977,472    380,640
Unearned premium reserves                                   303,265    187,408
Funds held                                                   26,494     12,082
Ceded balances payable                                      138,809     49,285
Assumed reinsurance payable                                 147,633     53,831
Other Liabilities                                            17,682          -
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                         1,611,355    683,246
-------------------------------------------------------------------------------
TOTAL SURPLUS                                            $ (944,990) $(232,095)
-------------------------------------------------------------------------------

The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end.

As of December 31, 2012 the Association reported its share of an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCA's). As of December 31, 2012, Chartis Europe S.A. and AIG Europe Holdings Limited (AEHL) represented $2,538,825 of this total SCA asset.

The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $302,999, and was reported as a component of Equities in Underwriting Pools and Associations.

C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2013, 2012 and 2011 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2013, 2012 and 2011. This table also includes all capital contributions and dividends:

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2013
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG PROPERTY CASUALTY
 03/19/13     DIVIDEND                   U.S., INC.                $      -              -     $ 77,000           CASH
 03/26/13     PURCHASE OF SECURITIES     LEXINGTON                   66,542     SECURITIES       66,551           CASH
                                         AIG PROPERTY CASUALTY
 03/31/13     DIVIDEND                   U.S., INC.                       -              -          524        IN KIND
                                         AIG PROPERTY CASUALTY
 04/01/13     DIVIDEND                   U.S., INC.                       -              -       23,000           CASH
                                         AIG PROPERTY CASUALTY
 05/13/13     DIVIDEND                   U.S., INC.                       -              -      180,000           CASH
                                         AIG PROPERTY CASUALTY
 09/06/13     DIVIDEND                   U.S., INC.                       -              -      220,000           CASH
                                         AIG PROPERTY CASUALTY
 09/30/13     DIVIDEND                   U.S., INC.                       -              -      320,000           CASH
                                         AIG PROPERTY CASUALTY
 09/01/13     DIVIDEND                   U.S., INC.                       -              -      394,435        IN KIND
 12/11/13     PURCHASE OF SECURITIES     ASSOCIATION                 34,884     SECURITIES       35,446           CASH
 12/19/13     SALE OF SECURITIES         NATIONAL UNION             372,650           CASH      353,142     SECURITIES
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2012
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -         1,589          Cash
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -        48,411    Securities
                                         AIG Property Casualty
 05/10/12    Dividend                    U.S., Inc.                       -              -       315,000          Cash
                                         AIG Property Casualty
 06/27/12    Dividend                    U.S., Inc.                       -              -        10,000          Cash
                                         AIG Property Casualty
 11/01/12    Dividend                    U.S., Inc.                       -              -       129,000          Cash
                                         AIG Property Casualty
 Various     Dividend                    U.S., Inc.                       -              -        18,716       In kind
 10/23/12    Sale of securities          LSTREET I, LLC             159,498           Cash       153,951    Securities
 12/27/12    Sale of securities          AIG                        563,313           Cash       514,499    Securities
                                         AIG Property Casualty
 12/27/12    Capital contribution        U.S., Inc.                 300,000           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contribution (a)    U.S., Inc.                   1,471        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (b)    U.S., Inc.                  52,613        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (c)    U.S., Inc.                     166        In kind             -             -
                                                                          -              -             -             -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                         2011
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Inc. Matched
 03/28/11    Purchase of securities      Investment Program        $587,841     Securities    $  587,841          Cash
 08/18/11    Purchase of securities      Chartis Select             179,406     Securities       179,406          Cash
 08/18/11    Purchase of securities      Lexington                  747,122     Securities       747,122          Cash
 08/18/11    Sale of securities          Chartis Select             210,304           Cash       200,294    Securities
 08/18/11    Sale of securities          Lexington                  854,193           Cash       814,422    Securities
                                         AIG Property Casualty
 03/01/11    Dividend                    U.S., Inc.                       -              -        11,448       In kind
                                         AIG Property Casualty
 06/29/11    Dividend                    U.S., Inc.                       -              -       110,000          Cash
                                         AIG Property Casualty
 11/01/11    Dividend                    U.S., Inc.                       -              -        16,010       In kind
                                         AIG Property Casualty
 03/31/11    Return of capital (a)       U.S., Inc.                       -              -     1,020,000          Cash
                                         AIG Property Casualty
 09/19/11    Return of capital           U.S., Inc.                       -              -       400,000          Cash
                                         AIG Property Casualty
 06/30/11    Capital contributions       U.S., Inc.                   5,623           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contributions (b)   U.S., Inc.                  57,153        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution        U.S., Inc.                   4,605        In kind             -             -
-----------------------------------------------------------------------------------------------------------------------

D. Restructuring Domestic Operations
--------------------------------------------------------------------------------
Effective January 1, 2014, the Company modified its intercompany pooling arrangement. Refer to Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective January 1, 2014.

Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Specialty previously owned by APCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. In conjunction with the Landmark merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington Insurance Company (Lexington).

After the execution of these mergers, Landmark's 2 percent participation and Chartis Select's 18 percent participation in the Surplus Lines Pool among Landmark, Chartis Select, Lexington and AIG Specialty Insurance Company (Specialty) were added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage in such pool to 90 percent.

--------------------------------------------------------------------------------
  35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

E. Restructuring Foreign Operations
--------------------------------------------------------------------------------
As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the remaining members of the Admitted Pool.

During 2013, there were three significant restructuring events affecting the Association.

..   In June, all of the Association business originating in Japan was removed from the Association and transferred to National Union (Japan redirect).
..   In December, American International Overseas, Ltd. (AIOL) withdrew from the
    Association, with its 67 percent share transferred to National Union (AIOL de-risk).
..   In September, the Association distributed its shares of AEHL to its members and all such shares owned by US members were then subsequently distributed to AIG PC US.

In all cases, the business assumed by the Association members is shared with the members of the Admitted Pool.

Loss Portfolio Transfers
--------------------------------------------------------------------------------
Japan Redirect
The AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by moving such exposure to the Admitted Pool members. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

AIOL De-risk
AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. After the effective date, all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $654,906 of negative paid losses would instead have been presented as earned premiums.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
  36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The impact of the Japan redirect and AIOL de-risk Loss Portfolio Transfers are reflected in the following table after the impact of the US pooling.

                                              ---------------------------------
                                                Japan     AIOL de-
                                               redirect     risk       Total
                                              ---------------------------------
ASSETS:
Insurance balances receivable, net            $  46,249  $ 134,472  $  180,721
Equities in pools and associations                    -    322,942     322,942
                                              ---------------------------------
Total Assets                                  $  46,249  $ 457,414  $  503,663
                                              ---------------------------------

LIABILITIES:
Reserves for loss and LAE                     $ 155,132  $ 654,906  $  810,038
Unearned premium reserves                       428,153    203,188     631,341
                                              ---------------------------------
Total Liabilities                             $ 583,285  $ 858,094  $1,441,379
                                              ---------------------------------

STATEMENT OF OPERATIONS AND CHANGES IN
  SURPLUS:
Premiums written                              $ 428,153  $ 191,119  $  619,272
                                              ---------------------------------
Premiums earned                                       -    (12,069)    (12,069)
Losses incurred                                       -    (18,163)    (18,163)
Commission expense                              178,859     48,141     227,000
Change in nonadmitted assets                          -    (63,422)    (63,422)
Other                                                 -       (252)       (252)
                                              ---------------------------------
Total Change in Surplus                       $(178,859) $(105,721) $ (284,580)
                                              ---------------------------------

NET IMPACT                                    $(358,177) $(294,959) $ (653,136)
                                              ---------------------------------

Cash                                          $       -  $ 129,807  $  129,807
Bonds                                                 -     35,446      35,446
Settlement of intercompany pooling balances     358,177    129,706     487,883
                                              ---------------------------------
NET CONSIDERATION RECEIVED                    $ 358,177  $ 294,959  $  653,136
                                              ---------------------------------

Distribution of Affiliate
--------------------------------------------------------------------------------
The Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the Admitted Pool members from the Association:

-------------------------------------------------------------------------------
                                         NATIONAL AMERICAN    NEW
DECEMBER 31, 2013                         UNION     HOME   HAMPSHIRE   TOTAL
-------------------------------------------------------------------------------
AEHL Shares                              $433,879 $394,435 $473,322  $1,301,636
Cash                                      269,354  416,559  118,623     804,536
Bonds                                           -        -   73,489      73,489

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and American Home were distributed by way of dividend and return of capital to AIG Property Casualty U.S., Inc. The Admitted Pool members share the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages.

--------------------------------------------------------------------------------
  37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the impact of the contributions and distributions related to this transaction on each of the Admitted Pool members:

---------------------------------------------------------------------------------------------------------------------------
                                                  NATIONAL   AMERICAN     NEW
DECEMBER 31, 2013                                  UNION       HOME    HAMPSHIRE     C&I       ISOP      APCC      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Change in:
 Total Assets                                    $(293,810) $(239,450) $  11,789  $(138,454) $ 18,430  $ 18,430  $(623,065)
 Total Liabilities                                       -     22,288    287,681          -         -         -    309,969

Statement of Operations and Changes in Surplus:
   Net Income                                      368,415    349,025     48,476    106,646    48,476    48,476    969,513
   Unrealized gains/(losses)                      (228,347)  (216,328)   (30,046)   (66,100)  (30,046)  (30,046)  (600,912)
   Dividends paid                                 (198,716)  (394,435)  (142,233)  (179,000)        -         -   (914,385)
   Return of capital                              (235,162)         -   (152,089)         -         -         -   (387,251)
---------------------------------------------------------------------------------------------------------------------------
Total Surplus:                                   $(293,810) $(261,738) $(275,892) $(138,454) $ 18,430  $ 18,430  $(933,034)
---------------------------------------------------------------------------------------------------------------------------

Branch Conversions
For the 2013 and 2012 reporting periods, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of the Association:

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2013

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2012     Jamaica Branch of American Home Chartis Jamaica Insurance
                                                Company Limited
  12/1/2012     Panama Branch of National Union AIG Seguros Panama, S.A. (fka
                                                Chartis Seguros Panama, S.A.)
  3/1/2013      Honduras Branch of American     AIG Seguros Guatemala, S.A.
                Home                            (fka Chartis Seguros
                                                Guantemala)
  6/1/2013      Papua New Guinea Branch of      AIG PNG Limited
                American Home
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $21,743 and $18,432, respectively. These balances were previously reported as Equities in Pools and Associations.

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2012

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2011     Cyprus Branch of American Home  AIG Europe Limited, Cyprus
                                                Branch
  12/1/2011     Malta Branch of American Home   AIG Europe Limited, Malta
                                                Branch
  12/1/2011     New Zealand Branch of American  AIG Insurance New Zealand
                Home                            Limited (fka Chartis Insurance
                                                New Zealand Limited)
  3/1/2012      Aruban Branch of American Home  Aruba AIG Insurance N.V. (fka
                                                Chartis Aruba Insurance
                                                Company N.V.)
  3/1/2012      Greek Branch of National Union  AIG Europe Limited (Greece
                                                Branch) (fka Chartis Insurance
                                                UK Limited, Greek Branch)
  6/1/2012      Korean Branch of American Home  Singapore Adjusters & Suveyors
                                                Co. (Pte.) Ltd. (fka Chartis
                                                Singapore Insurance Pte. Ltd)
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

Effective July 1, 2012, the Articles of Association of the Association were amended to provide that the business of American Home's Argentina Branch will no longer be directed to the Association, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool.

Prior to December 1, 2012 American Home owned 19.723 percent of the record title of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in this title was owned by the Association. On December 1, 2012, both the record title and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

--------------------------------------------------------------------------------
  38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

F. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and are reported as non-admitted if balances remain outstanding more than ninety days past the due date as specified in the agreement.

-----------------------------------------------------------------------------
COMPANY                                                       2013     2012
-----------------------------------------------------------------------------
Balances with National Union                                 $13,559 $201,812
Balances less than 0.5% of admitted assets                     4,027    2,162
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates          $17,586 $203,974
-----------------------------------------------------------------------------
Balances with admitted pool companies                        $     - $  5,061
Balances less than 0.5% of admitted assets                    16,642  106,648
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates               $16,642 $111,709
-----------------------------------------------------------------------------

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2013 and 2012 were $2,818 and $4,311 respectively. Payment will be made to AIG depending on the facts and circumstances that generated the liability.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2013 and 2012.

G. Capital Maintenance Agreements
--------------------------------------------------------------------------------
AIG has unconditional capital maintenance agreements (CMAs) in place with the Company and certain other AIG subsidiaries to facilitate the transfer of capital and liquidity within AIG.

AIG, AIG PC US and certain AIG PC US insurance subsidiaries are parties to a consolidated CMA. The CMA provides that AIG will maintain the total adjusted capital of these AIG PC US insurance subsidiaries, measured as a group (the Fleet), at or above the specified minimum percentage of the Fleet's projected total authorized control level Risk-Based Capital (RBC). In addition, the CMA provided that if the total adjusted capital of the Fleet exceeds that same specified minimum percentage of the Fleet's total authorized control level RBC, subject to approval by their respective boards, and compliance with applicable insurance laws, the AIG PC US insurance subsidiaries would declare and pay ordinary dividends to their respective equity holders up to an amount necessary to reduce the Fleet's projected or actual total adjusted capital to a level equal to or not materially greater than such specified minimum percentage. The CMA excludes deferred tax assets from the calculation of total adjusted capital and removes the dividend requirement of the Fleet. The specified minimum percentage in the CMA was 325 percent as of December 31, 2013. AIG will continue to manage capital flows between AIG and the AIG PC US insurance subsidiaries through internal, Board-approved policies and guidelines.

H. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

I. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management as listed below. The following table summarizes transactions that exceeded one-half of one percent of the Company's admitted assets during 2013, 2012 and 2011:

-----------------------------------------------------------------------------
AFFILIATES                                           2013     2012     2011
-----------------------------------------------------------------------------
AIG Global Claims Services, Inc.                   $270,723 $241,398 $250,065
AIG PC Global Services, Inc.                        134,150   39,741  272,803
-----------------------------------------------------------------------------
   Total                                           $404,873 $281,139 $522,868
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction followed an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors). The increased 2013 management service costs included severance expenses pertaining to an AIG initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2013 and 2012, short-term investments included amounts invested in the AIG Managed Money Market Fund of $305,575 and $1,073,304, respectively.

7. Reinsurance
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize their net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events or to provide greater diversification of our businesses. In addition, the Company may assume reinsurance from other insurance companies. A portion of the IBNR loss will be recoverable under our reinsurance contracts in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are substantially collateralized. The Company remains liable to the extent that our reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of our reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table shows the Company's net premium written and earned for the years ending December 31, 2013, 2012 and 2011:

----------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,               2013                    2012                    2011
                               ----------------------  ----------------------  ---------------------
                                WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
----------------------------------------------------------------------------------------------------
Direct premiums                $  928,608 $1,005,255   $1,192,441 $1,276,901   $1,327,507 $1,425,212
Reinsurance premiums assumed:
 Affiliates                     7,001,709  6,771,303    6,737,056  6,840,322    6,868,230  7,283,623
 Non-affiliates                   198,363    189,579      164,020    147,946      102,880     74,710
----------------------------------------------------------------------------------------------------
   GROSS PREMIUMS               8,128,680  7,966,137    8,093,517  8,265,169    8,298,617  8,783,545
----------------------------------------------------------------------------------------------------

Reinsurance premiums ceded:
 Affiliates                       883,552  1,242,338    1,459,199  1,391,378    1,403,977  1,497,360
 Non-affiliates                 1,392,708  1,297,174    1,429,927  1,516,102    1,585,708  1,604,027
----------------------------------------------------------------------------------------------------
   NET PREMIUMS                $5,852,420 $5,426,625   $5,204,391 $5,357,689   $5,308,932 $5,682,158
----------------------------------------------------------------------------------------------------

As of December 31, 2013 and 2012, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------------------------
                       UNEARNED PREMIUM   PAID LOSSES AND   RESERVES FOR LOSSES
                           RESERVES             LAE               AND LAE
-------------------------------------------------------------------------------

December 31, 2013:
   AFFILIATES             $  515,958         $111,061           $ 8,399,417
   NON-AFFILIATES            453,567          332,092             3,126,356
-------------------------------------------------------------------------------
   TOTAL                     969,525          443,153            11,525,773
-------------------------------------------------------------------------------

DECEMBER 31, 2012:
   Affiliates                903,877          170,885             9,146,419
   Non-affiliates            358,041          273,142             2,858,965
-------------------------------------------------------------------------------
   TOTAL                  $1,261,918         $444,027           $12,005,384
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2013 and 2012 with the return of the unearned premium reserve is as follows:

------------------------------------------------------------------------------------------
                      ASSUMED REINSURANCE      CEDED REINSURANCE              NET
                     ----------------------  ----------------------  ---------------------
                      PREMIUM   COMMISSION    PREMIUM   COMMISSION    PREMIUM   COMMISSION
                      RESERVE     EQUITY      RESERVE     EQUITY      RESERVE     EQUITY
------------------------------------------------------------------------------------------
DECEMBER 31, 2013
   AFFILIATES        $3,392,845  $515,261    $  515,958  $ 81,974    $2,876,887 $ 433,287
   ALL OTHER             90,762    13,784       453,567    72,061     (362,805)  (58,278)
------------------------------------------------------------------------------------------
TOTAL                $3,483,607  $529,045    $  969,525  $154,035    $2,514,082 $ 375,009
------------------------------------------------------------------------------------------

DECEMBER 31, 2012
   Affiliates        $3,208,904  $420,604    $  903,877  $150,379    $2,305,027 $ 270,225
   All Other             81,953    10,742       358,041    59,568     (276,088)  (48,826)
------------------------------------------------------------------------------------------
Total                $3,290,857  $431,346    $1,261,918  $209,947    $2,028,939 $ 221,399
------------------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------
Individual reinsurers with unsecured balances in excess of 3 percent of policyholders' surplus at December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                           NAIC CO.
REINSURER                                                    CODE     AMOUNT
-------------------------------------------------------------------------------
Affiliates:
  Admitted Pool                                                 -   $ 6,817,334
  Eaglestone Reinsurance Company                            10651       721,588
Other affiliates below $1.0 million                                     294,269
-------------------------------------------------------------------------------
  TOTAL AFFILIATES                                                  $ 7,833,191
-------------------------------------------------------------------------------
  Transatlantic Reinsurance Company                                     247,096
  Swiss Reinsurance America Corp                                        246,246
  Munich Reinsurance Company                                            209,140
  Hannover Ruckversicherungs Se                                         162,325
  Other                                                               2,710,763
-------------------------------------------------------------------------------
TOTAL NON-AFFILIATES                                                  3,575,570
-------------------------------------------------------------------------------
  TOTAL AFFILIATES AND NON-AFFILIATES                               $11,408,761
-------------------------------------------------------------------------------

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the aggregate of all disputed items did not exceed 10 percent of capital and surplus and there was no amount in dispute for any single reinsurer that exceeded 5 percent of capital and surplus. The total reinsurance recoverable balances in dispute are $106,456 and $103,172 as of December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Commutation of Ceded Reinsurance
--------------------------------------------------------------------------------
The Company has reported a loss in its operations for 2013, 2012 and 2011 as a result of commutations of reinsurance with the companies listed below. Amounts by type of loss and by reinsurer in total are reflected as follows:

-----------------------------------------------------------------------------
BY TYPE                                               2013     2012    2011
-----------------------------------------------------------------------------
Losses incurred                                      $ 5,069 $ 55,727 $ 2,146
LAE incurred                                               -        -       -
Premiums earned                                            -        -       6
Other                                                      -        -       -

-----------------------------------------------------------------------------
BY REINSURER                                            2013     2012    2011
-----------------------------------------------------------------------------

Reinsurance Management Group, LLC                      1,706        -       -
AUL Reinsurance Management Services, LLC               1,265        -       -
ISOP - the Association (a)                                 -   50,174       -
American United Life Ins Co.                               -    1,723       -
First Allmerica Financial Insurance Company                -    1,123       -
Trenwick America Reinsurance Corporation                   -    1,024       -
Argonaut Midwest Insurance Company                         -        -   1,882
Continental Casualty Co.                                   -       23       -
Other reinsurers below $1 million                      2,098    1,660     270
-----------------------------------------------------------------------------
Total                                                $ 5,069 $ 55,727 $ 2,152
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

8. DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
The Company applies deposit accounting to insurance policies and reinsurance contracts that lack sufficient risk transfer. The Company's deposit assets and liabilities and funds held consisted of the following:

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2013
  DIRECT                            $     -   $91,789       $-       $     -
  ASSUMED                                 -       122        -             -
  CEDED                              16,971         -        -         2,015
------------------------------------------------------------------------------
  TOTAL                             $16,971   $91,911       $-       $ 2,015
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2012                   $         $             $        $
  Direct                                  -    86,648        -             -
  Assumed                                 -         -        -             -
  Ceded                               3,842         -        -        17,981
------------------------------------------------------------------------------
  TOTAL                             $ 3,842   $86,648       $-       $17,981
------------------------------------------------------------------------------

The table below shows the Company's deposit asset and liability activity of and for the years ended December 31, 2013 and 2012.

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                             DEPOSIT     DEPOSIT      DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $ 3,842    $  86,648      $    -    $  97,624
 Deposit activity, including loss recoveries                  13,129        6,994       3,842      (9,207)
 Interest income or expense, net of amortization of margin         -      (1,731)           -      (1,769)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $16,971    $  91,911      $3,842    $  86,648
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                            FUNDS HELD FUNDS HELD    FUNDS HELD FUNDS HELD
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $     -    $  17,981      $    -    $   4,848
 Contributions                                                     -           20           -       57,648
 Withdrawals                                                       -     (15,986)           -     (44,515)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $     -    $   2,015      $    -    $  17,981
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

9. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2013, the Company recorded gross deferred tax assets (DTA) before valuation allowance of $1,787,966. No valuation allowance was established on deferred tax assets net of liabilities as it is Management's belief that certain assets will not be realized in the foreseeable future. The components of the net DTA and deferred tax liability (DTL) at December 31, 2013 and 2012 were as follows.

---------------------------------------------------------------------------------------------------------------
                          12/31/2013                       12/31/2012                        CHANGE
                -----------------------------------------------------------------------------------------------
                 ORDINARY   CAPITAL    TOTAL     ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL
---------------------------------------------------------------------------------------------------------------
Gross DTA       $1,632,278 $ 155,688 $1,787,966 $1,696,557 $  109,321 $1,805,878 $ (64,279) $ 46,367 $ (17,912)
Statutory
Valuation
Allowance                -         -          -          -          -          -          -        -          -
---------------------------------------------------------------------------------------------------------------
Adjusted Gross
DTA              1,632,278   155,688  1,787,966  1,696,557    109,321  1,805,878   (64,279)   46,367   (17,912)
Nonadmitted
DTA                737,369         -    737,369    624,170          -    624,170    113,199        -    113,199
---------------------------------------------------------------------------------------------------------------
Subtotal
Admitted DTA       894,909   155,688  1,050,597  1,072,387    109,321  1,181,708  (177,478)   46,367  (131,111)
DTL                206,310   204,422    410,732    188,816    209,717    398,533     17,494  (5,295)     12,199
---------------------------------------------------------------------------------------------------------------
Net Admitted
DTA/(Net
DTL)            $  688,599 $(48,734) $  639,865 $  883,571 $(100,396) $  783,175 $(194,972) $ 51,662 $(143,310)
---------------------------------------------------------------------------------------------------------------

The following table shows the summary of the calculation for the admitted DTA as of December 31, 2013 and 2012

---------------------------------------------------------------------------------------------------------------------------
DECEMBER 31,                                 2013                           2012                         CHANGE
                                -------------------------------------------------------------------------------------------
                                 ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL   TOTAL
---------------------------------------------------------------------------------------------------------------------------

Federal Income Taxes Paid in
Prior Years recoverable
Through Loss Carrybacks         $        - $      - $        - $        - $      - $        - $       -  $     - $       -

Adjusted Gross DTA Expected
To Be Realized after
Application of the Threshold
Limitation                         667,773        -    667,773    783,175        -    783,175  (115,402)       -  (115,402)

  Adjusted Gross DTAs
  expected to be Realized
  following the Balance Sheet
  Date.                          1,060,737        -  1,060,737    890,123        -    890,123   170,614        -   170,614

  Adjusted Gross DTAs allowed
  per Limitation Threshold.              -        -    667,773          -        -    783,175         -        -  (115,402)

Adjusted Gross DTA Offset by
Gross DTL                          227,136  155,688    382,824    289,212  109,321    398,533   (62,076)  46,367   (15,709)
---------------------------------------------------------------------------------------------------------------------------

Admitted DTA                    $  894,909 $155,688 $1,050,597 $1,072,387 $109,321 $1,181,709 $(177,478) $46,367 $(131,112)
---------------------------------------------------------------------------------------------------------------------------

                                                        -----------------------
                                                           2013        2012
                                                        -----------------------
Ratio Percentage Used To Determine Recovery Period And
Threshold Limitation Amount                                    307%        385%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
above.                                                  $4,451,821  $5,221,167

The following table shows the components of the current income tax expense (benefit) for the periods listed.

------------------------------------------------------------------------------
 Current Income Tax                                2013      2012     CHANGE
------------------------------------------------------------------------------
Federal income tax                               $(28,305) $(28,785) $    480
Foreign income tax                                 10,320    16,212    (5,892)
Other                                              (8,159)  (18,590)   10,431
------------------------------------------------------------------------------
Subtotal                                          (26,144)  (31,163)    5,019
------------------------------------------------------------------------------
Federal income tax on net capital gains            37,062    48,295   (11,233)
------------------------------------------------------------------------------
Federal and foreign income taxes incurred        $ 10,918  $ 17,132  $ (6,214)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Discounting of unpaid losses                                 $  319,135 $  317,097 $    2,038
Non-admitted assets                                             151,137    102,542     48,595
Unearned premium reserve                                        214,763    186,343     28,420
Goodwill & deferred revenue                                      23,704     27,548    (3,844)
Bad debt expense                                                 42,360     58,405   (16,045)
Net operating loss carry-forward                                546,670    622,777   (76,107)
Foreign tax credit carry-forwards                                53,974    157,063  (103,089)
Deferred tax on foreign operations                                  867          -        867
Investments                                                     211,583    181,118     30,465
Deferred loss on branch conversions                                 458         53        405
Intangibles                                                      15,915     19,098    (3,183)
Other temporary difference                                       51,712     24,513     27,199
---------------------------------------------------------------------------------------------
  Subtotal                                                    1,632,278  1,696,557   (64,279)
---------------------------------------------------------------------------------------------
Nonadmitted                                                     737,369    624,170    113,199
---------------------------------------------------------------------------------------------
Admitted ordinary deferred tax assets                        $  894,909 $1,072,387  (177,478)
---------------------------------------------------------------------------------------------
Capital
Investments writedown                                        $  150,894 $  105,465 $   45,429
Unrealized capital losses                                         3,886      2,948        938
Deferred loss on branch conversions                                 538        538          -
Other temporary difference                                          370        370          -
---------------------------------------------------------------------------------------------
  Subtotal                                                      155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted capital deferred tax assets                            155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted deferred tax assets                                 $1,050,597 $1,181,708 $(131,111)
---------------------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Investments                                                  $  191,255 $  130,700 $   60,555
Deferred tax on foreign operations                                    -     55,771   (55,771)
Other temporary differences                                      15,055      2,346     12,709
---------------------------------------------------------------------------------------------
   Subtotal                                                     206,310    188,817     17,493
---------------------------------------------------------------------------------------------
Capital
Investments                                                  $   40,660 $   38,964 $    1,696
Unrealized capital gains                                        135,753    170,752   (34,999)
Other (including items <5% of total ordinary tax
liabilities)                                                     28,008          -     28,008
---------------------------------------------------------------------------------------------
  Subtotal                                                      204,421    209,716    (5,295)
---------------------------------------------------------------------------------------------
Deferred tax liabilities                                        410,732    398,533     12,199
---------------------------------------------------------------------------------------------
Net deferred tax assets/liabilities                          $  639,865 $  783,175 $(143,310)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

--------------------------------------------------------------------------------------------
                                                                2013       2012     CHANGE
--------------------------------------------------------------------------------------------
Adjusted gross deferred tax assets                           $1,787,966 $1,805,878 $(17,912)
Total deferred tax liabilities                                (410,732)  (398,533)  (12,199)
--------------------------------------------------------------------------------------------
Net deferred tax assets (liabilities)                         1,377,234  1,407,345  (30,111)
Deferred tax assets/(liabilities) - SSAP 3                                          (38,131)
Deferred tax assets/(liabilities) - unrealized                                        35,937
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------
Change in deferred tax - current year                                               (59,393)
Change in deferred tax - current year - other surplus items                           31,476
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

The following table shows the components of SSAP 3 adjustments upon Current and Deferred Taxes for the years ended December 31, 2013 and 2012.

                                                  CURRENT  DEFERRED    TOTAL
------------------------------------------------------------------------------
SSAP 3 impact:
SSAP 3 - general items                           $  19,272 $(38,131) $(18,859)
------------------------------------------------------------------------------
Subtotal SSAP 3                                     19,272  (38,131)  (18,859)
SSAP 3 - unrealized gain/loss                            -     5,015     5,015
SSAP 3 - adjusted tax assets and liabilities        19,272  (33,116)  (13,845)
SSAP 3 - non-admitted impact                      (19,272)    22,196     2,924
------------------------------------------------------------------------------
Total SSAP 3 impact                              $       - $(10,920) $(10,920)
------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2013, 2012 and 2011 were as follows.

-------------------------------------------------------------------------------------------------------------------
                                                      2013                    2012                    2011
                                              ----------------------  ----------------------  ---------------------
DESCRIPTION                                     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT
-------------------------------------------------------------------------------------------------------------------
Net Income Before Federal Income Taxes and
Capital Gains Taxes                           $  713,908 $  249,868   $  302,637 $ 105,923    $  480,413 $  168,145
Book to Tax Adjustments:                               -          -            -         -             -          -
Tax Exempt Income                              (202,777)   (70,972)    (212,356)  (74,325)     (304,201)  (106,470)
Intercompany Dividends                                 -          -            -         -       (6,294)    (2,203)
Dividend Received Deduction                        (438)      (153)        (622)     (218)         (451)      (158)
Subpart F Income, Gross-Up & Foreign Tax
Credits                                        (428,635)   (87,051)       63,904   (2,445)        14,771    (3,291)
Meals And Entertainment                                -          -            -         -             -          -
Stock Options And Other Compensation              14,354      5,024        9,756     3,415        27,409      9,593
Non-Deductible Penalties                             348        122           90        31         1,442        505
Change in Non-admitted Assets                   (86,943)   (30,430)       42,101    14,735        84,424     29,549
Change in Tax Position                                 -        599            -     (549)             -    (5,702)
Statutory Valuation Allowance                          -          -            -         -     (753,998)  (753,998)
Return to Provision                                    -    (2,844)            -   (4,319)             -    (5,690)
Branch Incorporation & Conversion                  (497)      (174)      (1,005)     (352)         (536)      (188)
Non-Deductible Expenses                                -          -            -         -        34,253     11,989
Other                                             18,066      6,322            -         -         (252)       (89)
-------------------------------------------------------------------------------------------------------------------
Total Book to Tax Adjustments                 $(686,522) $(179,557)   $ (98,132) $(64,027)    $(903,433) $(826,153)
-------------------------------------------------------------------------------------------------------------------
Total Federal Taxable Income and Tax              27,386     70,311      204,505    41,896     (423,020)  (658,008)
-------------------------------------------------------------------------------------------------------------------

Federal and Foreign Income Taxes Incurred                $ (26,144)              $(31,163)               $(104,195)
Federal Income Tax on Net Capital Gains                      37,062                 48,295                   90,032
Change in Net Deferred Income Taxes                          27,917                 22,439                (659,647)
Less: Change in Deferred Tax - Other Surplus
Items                                                        31,476                  2,325                   15,802
-------------------------------------------------------------------------------------------------------------------
Total Tax                                                $   70,311              $  41,896               $(658,008)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

OPERATING LOSS AND TAX CREDIT CARRY FORWARDS

At December 31, 2013, the Company had net operating loss
carryforwards generated between 2009 and 2012 expiring through
the year 2032 of:                                                  $ 1,561,915

At December 31, 2013, the Company had capital loss carryforwards generated between 2009 and 2012 expiring through the year 2015
of:                                                               $          -

At December 31, 2013, the Company had AMT credit carryforwards,
which do not expire, in the amount of:                            $          -

At December 31, 2013, the Company had foreign tax credits
expiring through the year 2021 of:                                $     53,974

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2013. The Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will not significantly change within the next 12 months, and an estimate of the reasonably possible change cannot be made at this time.

As of December 31, 2013 the Company recorded gross receivables related to tax return errors and omissions in the amount of $33,957, all of which were non admitted. As of December 31, 2013, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2013, the tax years from 2000 to 2012 remain open.

--------------------------------------------------------------------------------
  47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table lists those companies that form part of the 2013 AIG consolidated federal income tax return.

-------------------------------------------------------------------------------------------------------------------------------
Company                     Company                  Company                   Company                   Company
-------------------------------------------------------------------------------------------------------------------------------
A.I. Credit Consumer        Aircraft 32A-556 Inc.    Aircraft Andros Inc.      ILFC Aviation             United Guaranty
Discount Company                                                               Consulting, Inc.          Mortgage Insurance
                                                                                                         Company of North
                                                                                                         Carolina
A.I. Credit Corp.           Aircraft 32A-579 Inc.    Aircraft B757 29377 Inc.  ILFC Dover, Inc.          United Guaranty
                                                                                                         Partners Insurance
                                                                                                         Company
AeroTurbine, Inc.           Aircraft 32A-585 Inc.    Aircraft B757 29382 Inc.  ILFC Holdings, Inc.       United Guaranty
                                                                                                         Residential Insurance
                                                                                                         Company
AGC Life Insurance          Aircraft 32A-645 Inc.    Aircraft B767 26264       ILFC Volare, Inc.         United Guaranty
Company                                              Inc.                                                Residential Insurance
                                                                                                         Company of North
                                                                                                         Carolina
Agency Management           Aircraft 32A-726 Inc.    Aircraft B767 29388       Illinois National         United Guaranty
Corporation                                          Inc.                      Insurance Co.             Services, Inc.
AICCO, Inc. [Delaware]      Aircraft 32A-760 Inc.    Aircraft Lotus Inc.       Innovative Risk           VALIC Financial
                                                                               Management, Inc.          Advisors, Inc.
AIG Advisor Group, Inc.     Aircraft 32A-775 Inc.    Aircraft SPC-11, Inc.     Interlease Aircraft       VALIC Retirement
                                                                               Trading Corporation       Services Company
AIG Aerospace               Aircraft 32A-782 Inc.    Aircraft SPC-12, Inc.     Interlease Management     Vision2020 Wealth
Adjustment Services, Inc.                                                      Corporation               Management Corp.
AIG Aerospace Insurance     Aircraft 32A-810 Inc.    Aircraft SPC-14, Inc.     International Lease       Webatuck Corp.
Services, Inc.                                                                 Finance Corporation
AIG Assurance Company       Aircraft 32A-987 Inc.    Aircraft SPC-15, Inc.     Intrepid Security, Inc.   Western National
                                                                                                         Marketing Group, Inc.
AIG Capital Corporation     Aircraft 32A-993, Inc.   Aircraft SPC-3, Inc.      Iris Energy Holding LP    Whitney US Leasing,
                                                                                                         Inc.
AIG Central Europe &        Aircraft 33A-132, Inc.   Aircraft SPC-4, Inc.      Klementine Holdings,      Woodbury Financial
CIS Insurance Holdings                                                         Inc.                      Services, Inc.
Corporation
AIG Claims, Inc.            Aircraft 33A-272 Inc.    Aircraft SPC-8, Inc.      Klementine Leasing,
                                                                               Inc.
AIG Commercial              Aircraft 33A-358 Inc.    Aircraft SPC-9, Inc.      Knickerbocker
Equipment Finance, Inc.                                                        Corporation
AIG Consumer Finance        Aircraft 33A-364 Inc.    AIU Insurance             L16, INC.
Group, Inc.                                          Company
AIG Credit (Europe)         Aircraft 33A-95 Inc.     Akita, Inc.               Lexington Insurance
Corporation                                                                    Company
AIG Credit Corp.            Aircraft 34A-114 Inc.    AM Holdings LLC           Livetravel, Inc.
AIG Direct Insurance        Aircraft 34A-152 Inc.    Ambler Holding Corp.      Macori, Inc. [Texas]
Services, Inc.
AIG Employee Services,      Aircraft 34A-164 Inc.    American Athletic         Maksin Management
Inc.                                                 Club, Inc.                Corporation
AIG Equipment Finance       Aircraft 34A-214 Inc.    American General          Managed Care
Holdings, Inc.                                       Annuity Service           Concepts of Delaware,
                                                     Corporation               Inc.
AIG Federal Savings         Aircraft 34A-216 Inc.    American General          Medical Excess
Bank                                                 Assignment                Insurance Services, Inc.
                                                     Corporation
AIG Financial Advisor       Aircraft 34A-395 Inc.    American General          MG Reinsurance
Services, Inc.                                       Assignment                Limited
                                                     Corporation of New
                                                     York
AIG Financial Products      Aircraft 34A-48 Inc.     American General          MIP Mezzanine, LLC
Corp.                                                Bancassurance
                                                     Services, Inc.
AIG Financial Securities    Aircraft 34A-93 Inc.     American General          MIP PE Holdings, LLC
Corp.                                                Distributors, Inc.
AIG Funding, Inc.           Aircraft 73B-25374 Inc.  American General          Morefar Marketing, Inc.
                                                     Equity Services
                                                     Corporation
AIG G5, Inc.                Aircraft 73B-25375 Inc.  American General          Mt. Mansfield
                                                     Insurance Agency, Inc.    Company, Inc.
AIG Global Asset            Aircraft 73B-26315 Inc.  American General          National Union Fire
Management Holdings                                  International, Inc.       Insurance Company of
Corp.                                                                          Pittsburgh, Pa.
AIG Global Claims           Aircraft 73B-26316 Inc.  American General          National Union Fire
Services, Inc.                                       Investment                Insurance Company of
                                                     Management                Vermont
                                                     Corporation
AIG Global Real Estate      Aircraft 73B-26317 Inc.  American General Life     New England Sports,
Investment Corp.                                     Insurance Company         Recreation &
                                                                               Entertainment RPG,
                                                                               Inc.
AIG Global Services, Inc.   Aircraft 73B-26323 Inc.  American General          New Hampshire
                                                     Realty Investment         Insurance Company
                                                     Corporation
AIG Insurance               Aircraft 73B-28249 Inc.  American Home             New Hampshire
Management Services,                                 Assurance Company         Insurance Services, Inc.
Inc.
AIG International Inc.      Aircraft 73B-28252 Inc.  American International    Park Topanga Aircraft
                                                     Facilities Management,    Inc.
                                                     Inc.
AIG Kirkwood, Inc.          Aircraft 73B-29360 Inc.  American International    Pearce & Pearce, Inc.
                                                     Group, Inc.
AIG Life Holdings, Inc.     Aircraft 73B-30036 Inc.  American International    Pelican 35302, Inc.
                                                     Realty Corp.
AIG Life of Bermuda,        Aircraft 73B-30635 Inc.  American International    Phil Ritson's 19th Hole
Ltd.                                                 Reinsurance Company,      Inc.
                                                     Ltd.
AIG Lodging                 Aircraft 73B-30645 Inc.  Apollo Aircraft Inc.      Pine Street Brokers
Opportunities, Inc.                                                            Corp.
AIG Markets, Inc.           Aircraft 73B-30646 Inc.  Applewood Funding         Pine Street Real Estate
                                                     Corp.                     Holdings Corp.
AIG Matched Funding         Aircraft 73B-30661 Inc.  Barnegat Funding Corp.    Prairie SAHP Corp.
Corp.
AIG North America, Inc.     Aircraft 73B-30671 Inc.  CABREA, Inc.              Risk Specialists
                                                                               Companies Insurance
                                                                               Agency, Inc.
AIG Offshore Systems        Aircraft 73B-30706 Inc.  Charleston Bay SAHP       Risk Specialists
Services, Inc.                                       Corp.                     Companies, Inc.
AIG PC European             Aircraft 73B-30730 Inc.  Charmlee Aircraft Inc.    Risk Specialists
Insurance Investments Inc.                                                     Company of Kentucky,
                                                                               Inc.
AIG PC Global Services,     Aircraft 73B-31127 Inc.  Chartis Africa            Royal Alliance
Inc.                                                 Holdings, Inc.            Associates, Inc.

--------------------------------------------------------------------------------
  48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Company                   Company                  Company                   Company                  Company
--------------------------------------------------------------------------------------------------------------
AIG Portfolio Solutions   Aircraft 73B-32796 Inc.  Chartis Bonfire           SA Investment Group,
LLC                                                Corporation               Inc.
AIG Procurement           Aircraft 73B-32841 Inc.  Chartis Excess Limited    SAAHP GP Corp.
Services, Inc.
AIG Property Casualty     Aircraft 73B-33220 Inc.  Chartis Iraq, Inc.        SAFG Retirement
Company                                                                      Services, Inc.
AIG Property Casualty     Aircraft 73B-35279 Inc.  Chartis Latin America     SagePoint Financial,
Inc.                                               Investments, LLC          Inc.
AIG Property Casualty     Aircraft 73B-38819 Inc.  Chartis Libya, Inc.       SAI Deferred
Insurance Agency, Inc.                                                       Compensation
                                                                             Holdings, Inc.
AIG Property Casualty     Aircraft 73B-38821 Inc.  Chartis Memsa             SCSP Corp.
International, LLC                                 Holdings, Inc.
AIG Property Casualty     Aircraft 73B-41794 Inc.  Chartis Non-Life          Service Net Permanent,
U.S., Inc.                                         Holding Company           Inc.
                                                   (Japan), Inc.
AIG Real Estate           Aircraft 73B-41796 Inc.  Commerce and Industry     Service Net Solutions
Investment &                                       Insurance Company         of Florida, LLC
Management Co. (P.R.),
Inc.
AIG Realty, Inc.          Aircraft 73B-41806 Inc.  Connective Mortgage       Service Net Warranty
                                                   Advisory Company          Holdings, Inc.
AIG Relocation, Inc.      Aircraft 73B-41815 Inc.  Crossings SAHP Corp.      Service Net Warranty
                                                                             International, Inc.
AIG S1, Inc.              Aircraft 74B-24958 Inc.  Delos Aircraft Inc.       Service Net Warranty,
                                                                             LLC
AIG Securities Lending    Aircraft 74B-26255 Inc.  Design Professionals      Sierra US Leasing, Inc.
Corp.                                              Association Risk
                                                   Purchasing Group, Inc.
AIG Shared Services       Aircraft 74B-26326 Inc.  DIL/SAHP Corp.            Spicer Energy LLC
Corporation
AIG Shared Services       Aircraft 74B-27595 Inc.  DirectDME, Inc.           Spicer Holding Corp.
Corporation -
Management Services
AIG Specialty Insurance   Aircraft 74B-27602 Inc.  Eaglestone Reinsurance    States Aircraft, Inc.
Company                                            Company
AIG Spring Ridge I, Inc.  Aircraft 74B-28194 Inc.  Eastgreen, Inc.           Stowe Mountain
                                                                             Holdings, Inc.
AIG Trading Group Inc.    Aircraft 74B-29375 Inc.  Euclid Aircraft, Inc.     SubGen NT, Inc.
AIG Travel Assist, Inc.   Aircraft 75B-26276 Inc.  F 2000, Inc.              SunAmerica Affordable
                                                                             Housing Partners, Inc.
AIG Travel Insurance      Aircraft 75B-28833 Inc.  FALCON-116 (UTAH)         SunAmerica Asset
Agency, Inc.                                       TRUST                     Management Corp.
AIG Warranty Services of  Aircraft 75B-28834 Inc.  Financial Service         SunAmerica Capital
Florida, Inc.                                      Corporation               Services, Inc.
AIG Warranty Services,    Aircraft 75B-28836 Inc.  First Mortgage            SunAmerica Fund
Inc.                                               Insurance Company         Services, Inc.
AIG WarrantyGuard, Inc.   Aircraft 76B-26261 Inc.  Fleet Solutions           SunAmerica Retirement
                                                   Holdings Inc.             Markets, Inc.
AIG.COM, Inc.             Aircraft 76B-26327 Inc.  Flying Fortress           Team Classic Golf
                                                   Financing Inc.            Services, Inc.
AIG-FP Capital Funding    Aircraft 76B-26329 Inc.  Flying Fortress Inc.      Temescal Aircraft Inc.
Corp.
AIG-FP Capital            Aircraft 76B-27597 Inc.  Flying Fortress           The Gulf Agency, Inc.
Preservation Corp.                                 Investments Inc.
AIG-FP Matched Funding    Aircraft 76B-27600 Inc.  Flying Fortress US        The Insurance
Corp.                                              Leasing Inc.              Company of the State of
                                                                             Pennsylvania
AIG-FP Pinestead          Aircraft 76B-27611 Inc.  Forest SAHP Corp.         The United States Life
Holdings Corp.                                                               Insurance Company in
                                                                             the City of New York
Aircraft 32A-1658 Inc.    Aircraft 76B-27613 Inc.  Forthright Agency of      The Variable Annuity
                                                   Ohio, Inc. (Dissolved     Life Insurance
                                                   06/01/2013)               Company
Aircraft 32A-1695 Inc.    Aircraft 76B-27615 Inc.  FSC Agency of Puerto      Top Aircraft, Inc.
                                                   Rico, Inc.
Aircraft 32A-1905 Inc.    Aircraft 76B-28132 Inc.  FSC Agency, Inc.          Travel Guard Group,
                                                                             Inc.
Aircraft 32A-1946 Inc.    Aircraft 76B-28206 Inc.  FSC Securities            Travel Guard
                                                   Corporation               Worldwide, Inc.
Aircraft 32A-2024 Inc.    Aircraft 77B-29404 Inc.  Global Loss Prevention,   U G Corporation
                                                   Inc.
Aircraft 32A-2180 Inc.    Aircraft 77B-29908 Inc.  Grand Savannah SAHP       UG Shared Services,
                                                   Corp.                     Inc.
Aircraft 32A-2278 Inc.    Aircraft 77B-32717 Inc.  Grand Staircase Aircraft  United Guaranty
                                                   Inc.                      Commercial Insurance
                                                                             Company of North
                                                                             Carolina
Aircraft 32A-2279 Inc.    Aircraft 77B-32719 Inc.  Granite State Insurance   United Guaranty
                                                   Company                   Corporation
Aircraft 32A-2594 Inc.    Aircraft 77B-32723 Inc.  Health Direct, Inc.       United Guaranty Credit
                                                                             Insurance Company
Aircraft 32A-2731 Inc.    Aircraft A330 143 Inc.   Highfield Holding         United Guaranty
                                                   Corp.                     Insurance Company
Aircraft 32A-3147 Inc.    Aircraft A330 72 Inc.    Hyperion Aircraft         United Guaranty
                                                   Financing Inc.            Mortgage Indemnity
                                                                             Company
Aircraft 32A-3148 Inc.    Aircraft A330 98 Inc.    Hyperion Aircraft Inc.    United Guaranty
                                                                             Mortgage Insurance
                                                                             Company

--------------------------------------------------------------------------------
  49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

10.CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------
Under New York law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis

Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2013, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ended December 31, 2013) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the NY DFS.

The Company paid the following amounts for dividends during 2013 and 2012

----------------------------------------------------------------------------
  2013                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
VARIOUS    $       524           ORDINARY               NO     NOT REQUIRED
03/19/13        77,000           ORDINARY               NO     NOT REQUIRED
04/01/13        23,000           ORDINARY               NO     NOT REQUIRED
05/13/13       180,000           ORDINARY               NO     NOT REQUIRED
09/01/13       394,435         EXTRAORDINARY            YES        YES
09/06/13       220,000           ORDINARY               YES        YES
09/30/13       320,000         EXTRAORDINARY            YES        YES
----------------------------------------------------------------------------
 TOTAL     $ 1,214,959
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  2012                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
03/27/12   $     1,589           Ordinary               No     Not required
03/27/12        48,411           Ordinary               No     Not required
05/10/12       315,000           Ordinary               No     Not required
06/27/12        10,000           Ordinary               No     Not required
11/01/12       129,000           Ordinary               No     Not required
Various         18,716           Ordinary               No     Not required
----------------------------------------------------------------------------
 Total     $   522,716
----------------------------------------------------------------------------

As of December 31, 2013, the maximum dividend payment which may be made by the Company, without prior approval, during 2014 is $509,009. Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholder. The Company has agreed to provide advance notice to the NY DFS of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

B. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned funds (surplus) at December 31, 2013 and 2012 represented or reduced by each item below is as follows:

-------------------------------------------------------------------------------
                                                         AS ADJUSTED
YEARS ENDED DECEMBER 31,                        2013        2012        2012
-------------------------------------------------------------------------------
Unrealized gains and losses                 $     27,943 $  200,037  $  240,714
Non-admitted asset values                    (1,167,295)  (957,231)   (939,992)
Provision for reinsurance                       (57,751)          -    (49,111)
-------------------------------------------------------------------------------

The Company exceeded minimum NAIC risk based capital (RBC) requirements at December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

With the approval of the NY DFS, American Home executed a quasi-reorganization effective March 31, 2012; which restated Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi reorganization is as follows:

-------------------------------------------------------------------------------
                                        Change in Gross Paid-in    Change in
                                        and Contributed Surplus UnassignedFunds
-------------------------------------------------------------------------------
                                   2012       $(1,000,000)        $1,000,000
-------------------------------------------------------------------------------

11.CONTINGENCIES
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

In connection with the multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

Workers' Compensation Matters: On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract,

--------------------------------------------------------------------------------
  51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal. The $450 million settlement amount was then disbursed to the class members, and the matter is now concluded.

RICO Actions: Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleges that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleges that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries paid approximately $7 million of a total

--------------------------------------------------------------------------------
  52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement, and the settlement is now final.

A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the last remaining consolidated action, entered into a settlement agreement on April 4, 2013.

Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------
Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Admitted Pool.

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2013, the Company may be called upon for additional capital investments of up to $462,165. The Company may also be called upon for an additional $7,046 in connection with guarantees related to its real estate equity investments.

In connection with its inter-company reinsurance program with AIG South Africa Limited, the Company instructed The Standard Bank of South Africa Limited to issue a standby letter of credit to AIG South Africa Limited that secures the Company's reinsurance payment obligations up to ZAR 1,200,000 (USD equivalent of $114,343). The Company agreed to reimburse the bank for any amounts paid by the bank under the stand by letter of credit.

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with Guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2013:

------------------------------------------------------------------------------------------------------------------------------
                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2013     @12/31/2013   12/31/2013  @12/31/2013
------------------------------------------------------------------------------------------------------------------------------
21st Century Advantage Insurance Company        *  12/15/97   8/31/09   $     2,431   $     27,964      $  -     $    27,678
(f/k/a AIG Advantage Insurance Company )

21st Century North America Insurance            *   11/5/97   8/31/09        31,212        562,489         -         532,580
Company (f/k/a American International
Insurance Company )

21st Century Pinnacle Insurance Company (f/k/   *  12/15/97   8/31/09         4,637         41,520         -          40,739
a American International Insurance Company
of New Jersey)

21st Century Superior Insurance Company (f/k/   *  12/15/97   8/31/09            59         29,761         -          29,213
a American International Insurance Company
of California, Inc.)

AIG Edison Life Insurance Company (f/k/a GE     **  8/29/03   3/31/11     9,475,743     87,744,037         -       3,813,114
Edison Life Insurance Company)

American General Life and Accident Insurance    +    3/3/03   9/30/10     8,017,782    155,975,108         -      12,656,146
Company

American General Life Insurance Company              3/3/03  12/29/06    31,676,615    155,975,108         -      12,656,146

American International Assurance Company        #   11/1/02  10/31/10       443,000      1,799,000         -         574,000
(Australia) Limited

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)  ++   9/15/98  12/31/12     3,817,370     14,800,226         -       5,253,810

Chartis Seguros Mexico SA (f/k/a AIG Mexico     ## 12/15/97                 197,659        123,442         -         108,970
Seguros Interamericana, S.A. de C.V.)

Chartis UK (f/k/a Landmark Insurance           ++    3/2/98  11/30/07       210,686     14,800,226         -       5,253,810
Company, Limited (UK))

Farmers Insurance Hawaii (f/k/a AIG Hawaii      *   11/5/97   8/31/09         7,348         87,069         -          82,700
Insurance Company, Inc.)

Lloyd's Syndicate 1414 (Ascot Corporate             1/20/05  10/31/07        37,264        655,230         -         141,372
Name)

SunAmerica Annuity and Life Assurance           +    1/4/99  12/29/06    13,491,611    155,975,108         -      12,656,146
Company (Anchor National Life Insurance
Company)

SunAmerica Life Insurance Company               +    1/4/99  12/29/06     6,397,299    155,975,108         -      12,656,146

The United States Life Insurance Company in          3/3/03   4/30/10     5,035,946     25,020,395         -       1,765,241
the City of New York

The Variable Annuity Life Insurance Company          3/3/03  12/29/06    48,025,354     76,603,754         -       4,811,866

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.Edison merged into Gibraltar Life Insurance Co., Ltd. (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013.

**** AIG sold its interest in the HSB Group to Munich Re Group on March 31,
     2009. In connection with the sale, Munich Re Group provided the Company with a hold harmless agreement with respect to the Company's obligations under the guarantee.

# The guaranteed company was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide financial information relative to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholders' obligations and were in a positive surplus position.The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entities have an insurer financial strength rating for 2013 of "AA-" from Standard & Poor's.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2013.The policyholder obligations disclosed represent those of the guaranteed entity as of November 30, 2013. Invested assets and policyholders' surplus disclosed represents the amount reported by AEL as of November 30, 2013.

+++++ The guaranteed company transferred all its insurance assets and liabilities to AI Reinsurance Company and AIG Europe Limited on or before December 1, 2013. As a result, Chartis Excess has no policyholder obligations as of December 31, 2013. In addition, effective December 17, 2013 Chartis Excess voluntarily terminated its insurance license and no additional obligations will be incurred relating to this guarantee.

E. Product Warranties
--------------------------------------------------------------------------------
Unearned premium reserves are established to be reflective of the best estimate as to when losses covered by the policy will be incurred. The Company utilizes historical loss emergence patterns from its existing warranty portfolio to determine the rate at which revenue should be recognized. Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Examples of some terms and conditions that impact the rate at which revenue is recognized include the length of underlying service contracts, length of the underlying manufacturer's warranty on parts and on labor, and exposures not covered by the manufacturer's warranty but covered by our policy. As of December 31, 2013 and 2012, the product warranty liability balance was $64,837 and $43,689, respectively.

12.OTHER SIGNIFICANT MATTERS
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                         2013      2012
-------------------------------------------------------------------------------
Deposit accounting assets                                   $  16,971 $   3,842
Guaranty funds receivable and on deposit                        7,047     8,538
Intangibles - Canada                                         (45,471)  (54,566)
Loss funds on deposit                                          51,570    50,904
Other assets                                                  119,866   106,645
-------------------------------------------------------------------------------
TOTAL OTHER ADMITTED ASSETS                                 $ 149,983 $ 115,363
-------------------------------------------------------------------------------

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER LIABILITIES                                            2013       2012
-------------------------------------------------------------------------------
Accounts payable                                          $   43,367 $   48,757
Accrued retrospective premiums                                44,075     49,630
Advance premiums                                               5,147      7,619
Amounts withheld or retained by company for account of
  others                                                       3,797      3,175
Deferred commission earnings                                  25,900      7,849
Deposit accounting liabilities                                91,911     86,648
Deposit accounting liabilities - funds held                    2,015     17,981
Liability for pension and severance pay                       15,254     18,308
Policyholder funds on deposit                                 14,735     12,558
Remittances and items not allocated                           25,287     34,172
Retroactive reinsurance payable                                  158         82
Retroactive reinsurance reserves - ceded                     (9,259)    (5,592)
Servicing carrier liability                                    4,962      5,699
Escrow funds (NICO)                                           29,946     22,748
Paid loss clearing                                         (164,131)  (330,135)
Other liabilities, includes suspense accounts, expense
  account balances, and certain accruals                     241,819    192,224
-------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                   $  374,983 $  171,723
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

2012 paid loss clearing amounts representing claims payments made to reduce liabilities, totaling $(330,135) were reclassified from Other Assets to Other Liabilities to conform to the current period presentation.

C. Other (Expense)/ Income
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER (EXPENSES) INCOME                             2013      2012      2011
-------------------------------------------------------------------------------
Other income                                      $  22,740 $  43,336 $  18,192
Fee income on deposit programs                        7,089     6,641     6,198
Equities and deposits in pools and associations         (5)        39         -
Interest expense on reinsurance program            (38,802)  (39,541)  (51,139)
Foreign exchange gain (loss)                            153       225   (3,026)
-------------------------------------------------------------------------------
TOTAL OTHER (EXPENSES) INCOME                     $ (8,825) $  10,700 $(29,775)
-------------------------------------------------------------------------------

D. Non Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

-------------------------------------------------------------------------------
NON-CASH TRANSACTIONS                              2013      2012      2011
-------------------------------------------------------------------------------

CAPITAL CONTRIBUTION TO PARENT
  Other                                                 -   54,250      61,758
Dividends to parent:                                    -        -           -
  Securities                                            -   48,411      27,458
  Other                                          (395,483) (18,716)          -
Loss portfolio transfer:                                -        -           -
  Premiums collected                             (220,140)   8,083           -
  Benefit and loss related payments              (592,647)  58,384   1,092,875
  Funds held                                            -  (66,467) (1,092,875)
  Securities                                       35,446        -           -
  Other                                           777,341        -           -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

13.SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
Subsequent events have been considered through April 25, 2014 for these Financial Statements issued on April 28, 2014.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2014, the Admitted Pooling Agreement was terminated and replaced with a new pooling agreement (the Combined Pooling Agreement) among the twelve companies listed below, collectively named the Combined Pool. The member companies of the Combined Pool, their NAIC company codes, inter-company pooling percentages under the Combined Pooling Agreement and previous pools participation and states of domicile are as follows:

-------------------------------------------------------------------------------------------------------
                                       COMBINED POOL     ADMITTED POOL     SURPLUS POOL
                                       PARTICIPATION     PARTICIPATION     PARTICIPATION
                             NAIC     PERCENTAGE AS OF PERCENTAGE AS OF  PERCENTAGE AS OF    STATE OF
           COMPANY       COMPANY CODE JANUARY 1, 2014  DECEMBER 31, 2013 DECEMBER 31, 2013   DOMICILE
-------------------------------------------------------------------------------------------------------
(1)   National Union        19445           30%               38%               N/A        Pennsylvania
(2)   American Home         19380           30%               36%               N/A          New York
(3)   Lexington             19437           30%               N/A               90%          Delaware
(4)   C&I                   19410           5%                11%               N/A          New York
(5)   APCC                  19402           5%                5%                N/A        Pennsylvania
(6)   ISOP                  19429           0%                5%                N/A        Pennsylvania
(7)   New Hampshire         23841           0%                5%                N/A        Pennsylvania
(8)   Specialty             26883           0%                N/A               10%          Illinois
(9)   Assurance             40258           0%                0%                N/A        Pennsylvania
(10)  Granite State         23809           0%                0%                N/A        Pennsylvania
(11)  Illinois National     23817           0%                0%                N/A          Illinois
(12)  AIU Insurance
      Company               19399           0%                N/A               N/A          New York
-------------------------------------------------------------------------------------------------------

Through April 23, 2014, the Company received $272,133 from the other Combined Pool participants, as partial consideration for the transfer of net assets in connection with the pooling. An additional amount of $2,039,370, is expected to be received by the Company on or before May 15, 2014 related to final settlement of the pooling.

In order to rebalance the capital accounts of the companies in the Combined Pool, the participants of the Combined Pool made distributions out of capital or received contributions of capital during January 2014 as indicated in the table below:

-------------------------------------------------------------------------------
                                                                     UNASSIGNED
COMPANY                                  CAPITAL STOCK GROSS PAID-IN   FUNDS
-------------------------------------------------------------------------------
National Union                             $      -     $1,307,500   $        -
American Home                                     -      1,302,500            -
APCC                                              -        305,000            -
Specialty                                         -      (195,000)    (435,000)
ISOP                                              -      (400,000)    (250,000)
C&I                                         (1,162)      (432,763)    (226,075)
Lexington                                         -              -    (500,000)
New Hampshire                                     -      (475,000)            -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

                            PART C: OTHER INFORMATION

ITEM 26.  EXHIBITS

(a)   Board of Directors Resolution.
      ------------------------------

      (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)   Custodian Agreements.      Inapplicable.
      ---------------------

(c)   Underwriting Contracts.
      -----------------------

      (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

      (2)     Form of Selling Group Agreement. (6)

      (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)   Contracts.
      ----------

      (1) Specimen form of "Income Advantage Select((SM))" Flexible Premium Variable Universal Life Insurance Policy, Sex Distinct version, Policy Form No. 08704N. (17)

      (2) Form of "Income Advantage Select(R)" Flexible Premium Variable Universal Life Insurance Policy, Sex Distinct version, Policy Form No. 08704N Rev0213. (24)

      (3) Specimen form of "AIG Income Advantage Select((SM))" Flexible Premium Variable Universal Life Insurance Policy, Gender Neutral version, Policy Form No. 08704NU. (17)

      (4) Form of "Income Advantage Select(R)" Flexible Premium Variable Universal Life Insurance Policy, Gender Neutral version, Policy Form No. 08704NU Rev0213. (24)

      (5) Specimen form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720N. (13)

      (6) Specimen form of Guaranteed Minimum Withdrawal Benefit Rider, Form No. 05270N. (16)

      (7) Specimen form of Accidental Death Benefit Rider, Form No. ADB 79-1E. (16)

      (8) Specimen form of Children's Insurance Rider - Level Term Life Insurance (Children's Insurance Benefit Rider), Form No. CI 79-1E.
              (16)

      (9)     Form of Waiver of Monthly Deduction Rider, Form No. 82001N. (16)

      (10)    Form of Overloan Protection Rider, Form No. 07620N. (15)

      (11) Specimen Form of Term Life Insurance Benefit Rider (Enhanced Early Cash Value Term Rider), Sex Distinct version, Form No. 08617N.
              (17).

      (12) Specimen form of Term Life Insurance Benefit Rider (Enhanced Early Cash Value Term Rider), Gender Neutral version, Form No. 08617NU.
              (17)

(e)   Applications.
      -------------

      (1) Specimen Form of Life Insurance Application - Part A, Form No. AGLC100565-NY-2012. (24)

      (2) Specimen Form of Life Insurance Application - Part B, Form No. AGLC100566-NY-2012. (24)

      (3) Specimen Form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC103226-NY Rev 0513. (27)

      (4) Specimen Form of Service Request Form, Form No. AGLC103296-NY Rev0513. (27)

      (5) Specimen Form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-NY-2012. (24)

      (6) Specimen Form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-NY-2012. (24)

      (7) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance, Form No. AGLC100440-NY-2011. (24)

      (8)     Form of In-Force Change Application, Form No. AGLC100386-NY-2011.
              (24)

      (9) Form of HIPAA Authorization - New Business and Inforce Operations, Form No. AGLC100633-NY Rev0112. (24)

(f)   Depositor's Certificate of Incorporation and By-Laws.
      -----------------------------------------------------

      (1) Copy of the Charter of The United States Life Insurance Company in the City of New York, restated as of December 31, 2011. (20)

      (2) Copy of the Bylaws of The United States Life Insurance Company in the City of New York, amended and restated December 14, 2010. (19)

(g)   Reinsurance Contracts.
      ----------------------

      (1) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (12)

      (2) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (12)

      (3) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (12)

      (4) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (12)

      (5) Automatic and Facultative Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Generali USA Life Reinsurance Company. (Filed herewith)

(h)   Participation Agreements.
      -------------------------

      (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

      (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (10)

      (1)(c) Form of Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (17)

      (1)(d) Form of Amendment No. 7 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco AIM Distributors, Inc., The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (24)

      (2)(a) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (11)

      (3)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

      (3)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (8)

      (4)(a) Form of Fund Participation Agreement among each of The United States Life Insurance Company in the City of New York, American Funds Insurance Series and Capital Research and Management. (24)

      (4)(b) Form of Fund Participation Agreement among each of The United States Life Insurance Company in the City of New York and Anchor Series Trust. (24)

      (5)(a) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

      (5)(b) Form of Amendment No. 2 to Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (15)

      (6)(a) Form of Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York dated as of April 27, 2012. (24)

      (7)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (18)

      (7)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (13)

      (7)(c) Amendment to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective June 5, 2007. (15)

      (7)(d) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (18)

      (7)(e) Form of Amendment No. 4 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. (24)

      (7)(f) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, SunAmerica Capital Services, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. (29)

      (8)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

      (8)(b) Form of Amendment No. 5 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. (17)

      (9)(a) Form of Fund Participation Agreement by and among The United States Life Insurance Company in the City of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (20)

      (9)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors, Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated as of December 31, 2010. (21)

      (10)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (18)

      (11)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

      (11)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

      (11)(c) Form of Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (17)

      (11)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated December 19, 2005.(12)

      (12)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

      (12)(b) Form of Amendment No. 5 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (17)

      (13)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (11)

      (13)(b) Form of Amendment No. 4 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (17)

      (14)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

      (14)(b) Form of Amendment No. 3 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.
              (15)

      (14)(c) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, on behalf of itself and as successor to American International Life

              Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware.
              (21)

      (15)(a) Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (12)

      (15)(b) Form of Amendment No. 4 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (17)

      (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

      (16)(b) Form of Amendment No. 2 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (15)

      (17)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and Seasons Series Trust. (24)

      (17)(b) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (11)

      (18)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

      (18)(b) Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company.
              (8)

      (18)(c) Form of Notice to the Parties and amended Schedule B under the Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, AIG Retirement Company I (formerly VALIC Company I) and The Variable Annuity Life Insurance Company, effective July 1, 2008. (17)

      (18)(d) Form of Fourth Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (24)

      (18)(e) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, VALIC Company II and The Variable Annuity Life Insurance Company. (24)

      (19)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

      (19)(b) Form of Amendment No. 5 to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York (17)

      (19)(c) Form of Amendment No. 6 to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York (29)(20)(a)

      (19)(d) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (18)

      (20)(b) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (11)

      (20)(c) Form of Amendment No. 1 to Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated.
              (11)

      (20)(d) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (18)

      (21)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (11)

      (22)(a) N/A

      (23)(a) Form of Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and SunAmerica Asset Management Corp in connection with the Anchor Series Trust.
              (24)

      (24)(a) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

      (24)(b) Form of Amendment No. 2 to Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (15)

      (25)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (12)

      (25)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York.
              (12)

      (26)(a) Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and American General Equity Services Corporation effective as of May 1, 2012. (26)

      (27)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

      (27)(b) Form of Amendment No. 3 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (18)

      (27)(c) Form of Amendment No. 4 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (24)

      (28)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

      (29)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

      (30)(a) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (11)

      (30)(b) Form of Amendment No. 4 to Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (17)

      (31)(a) Form of Services Agreement by and between The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (5)

      (31)(b) Form of Amendment No. 1 to Services Agreement by and between The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (18)

      (32)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

      (33)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York. (18)

      (34)(a) Form of Shareholder Services Agreement by and between Seasons Series Trust and The United States Life Insurance Company in the City of New York. (24)

      (35)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (18)

      (35)(b) Form of Amendment No. 3 to Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (17)

      (36)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (12)

      (37)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (12)

      (38)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and The United States Life Insurance Company in the City of New York. (12)

      (39)(a) N/A

      (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Anchor Series Trust and The United States Life Insurance Company in the City of New York. (24)

      (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and The United States Life Insurance Company in the City of New York. (12)

      (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and The United States Life Insurance Company in the City of New York. (12)

      (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and The United States Life Insurance Company in the City of New York. (12)

      (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and The United States Life Insurance Company in the City of New York. (12)

      (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and The United States Life Insurance Company in the City of New York. (20)

      (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and The United States Life Insurance Company in the City of New York. (12)

      (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and The United States Life Insurance Company in the City of New York. (12)

      (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and The United States Life Insurance Company in the City of New York. (12)

      (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and The United States Life Insurance Company in the City of New York. (12)

      (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and The United States Life Insurance Company in the City of New York. (12)

      (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of New York. (12)

      (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Seasons Series Trust and The United States Life Insurance Company in the City of New York. (24)

      (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica Series Trust and The United States Life Insurance Company in the City of New York. (12)

      (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC Company I and The United States Life Insurance Company in the City of New York. (12)

      (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC Company II and The United States Life Insurance Company in the City of New York. (24)

      (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of New York. (12)

      (57)(a) Form of Consent to Assignment of Fund Participation Agreement and other agreements with regard to the change in distributor for products to AIG Capital Services, Inc. (28)

(i)   Administrative Contracts.
      -------------------------

      (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (18)

      (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (18)

      (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975.
              (18)

      (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (18)

      (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998. (18)

      (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (18)

      (2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of

              New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (18)

      (2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (18)

      (2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (18)


(j)   Other Material Contracts.
      -------------------------

      (1) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (17)

      (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on March 31, 2010. (20)

      (3) Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and The United States Life Insurance Company in the City of New York. (Filed herewith)

(k)   Legal Opinion.
      --------------

      (1)     Opinion of Counsel and Consent of Depositor. (17)

(l)   Actuarial Opinion.
      ------------------

      (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (17)

(m)   Calculation.     None
      -----------

(n)   Other Opinions.
      ---------------

      (1)     Consents. (Filed herewith)

(o)   Omitted Financial Statements. None
      ----------------------------

(p)   Initial Capital Agreements.   None
      --------------------------

(q)   Redeemability Exemption.
      ------------------------

      (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2013. (24)

(r)   Powers of Attorney.
      -------------------

      (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (Filed herewith)

      (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of The United States Life Insurance Company in the City of New York. (29)

----------------------------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(11) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(12) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(13) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(14) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2008.

(15) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-149403) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2008.

(16) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 11, 2006.

(17) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 28, 2008.

(18) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2009.

(19) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on May 2, 2011.

(20) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2010.

(21) Incorporated by reference to initial registration to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on December 30, 2010.

(22) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on April 30, 2012.

(23) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 14, 2013.

(24) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-149403) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2013.

(25) Incorporated by reference to Post Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(26) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on April 30, 2013.

(27) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2013.

(28) Incorporated by reference to Post-Effective Amendment No. 6 of Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed April 30, 2014.

(29) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-171493) of American General Life Insurance Company Separate Account USL B filed April 30, 2014.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------

  Jay S. Wintrob (2)             Director, Chairman, President and Chief Executive Officer
  William J. Carr                Director
  Thomas J. Diemer               Director, Senior Vice President and Chief Risk Officer
  Mary Jane B. Fortin            Director, Executive Vice President, Chief Financial Officer
  Deborah A. Gero (2)            Director, Senior Vice President and Chief Investment Officer
  William J. Kane                Director
  Scott H. Richland              Director
  Thomas J. Scherer (5)          Director
  Jana W. Greer (3)              Director, President, Individual Retirement
  James A. Mallon                President, Life and Accident & Health
  Jonathan J. Novak (2)          President, Institutional Markets
  Curtis W. Olson (1)            President, Group Benefits
  Robert J. Scheinerman          Executive Vice President
  Randall W. Epright             Senior Vice President and Chief Information Officer
  Michael P. Harwood             Senior Vice President and Chief Actuary and Corporate Illustration Actuary
  Kyle L. Jennings               Senior Vice President and Chief Compliance Officer
  Stephen A. Maginn (3)          Senior Vice President and Chief Distribution Officer
  Christine A. Nixon (2)         Senior Vice President and Chief Legal Officer
  Sai Raman (6)                  Senior Vice President, Institutional Markets
  Tim W. Still                   Senior Vice President and Chief Operations Officer
  Stephen J. Stone (2)           Senior Vice President, Market Risk Management
  Jesus C. Zaragoza              Senior Vice President and Deputy Chief Financial Officer
  Steven D. Anderson             Vice President and Controller
  Marla S. Campagna (7)          Vice President
  Jim A. Coppedge                Vice President and Assistant Secretary
  Julie Cotton Hearne            Vice President and Secretary
  John B. Deremo                 Vice President, Distribution
  William T. Devanney, Jr.       Vice President and Tax Officer
  Gavin D. Friedman (2)          Vice President and Litigation Officer
  Manda Ghaferi (2)              Vice President
  Leo W. Grace                   Vice President, Product Filing
  Tracey E. Harris               Vice President, Product Filing
  Keith C. Honig (7)             Vice President
  David S. Jorgensen             Vice President
  Frank Kophamel                 Vice President and Appointed Actuary
  Mallary L. Reznik (2)          Vice President and Assistant Secretary
  T. Clay Spires                 Vice President and Tax Officer


  Michael E. Treske              Vice President, Distribution
  William C. Wolfe               Vice President and Treasurer
  Melissa H. Cozart              Privacy Officer
  Craig M. Long                  Anti-Money Laundering and Office of Foreign Asset Control Officer
  David J. Kumatz  (4)           Assistant Secretary
  Virginia N. Puzon (2)          Assistant Secretary
  Cris Thomas                    Assistant Secretary
  Larry E. Blews                 38a-1 Compliance Officer
  Timothy Donovan                Illustration Actuary

  (1)   3600 Route 66, Neptune, NJ 07753
  (2)   1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
  (3)   21650 Oxnard Street, Woodland Hills, CA 91367
  (4)   2000 American General Way, Brentwood, TN 3702
  (5)   175 Water Street, New York, NY 10038
  (6)   50 Danbury Road, Wilton, CT
  (7)   777 S. Figueroa St, Los Angeles, CA

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-14-001096, filed February 20, 2014. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

ITEM 29.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
----------------------------------------------------------------

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL A
Separate Account USL B

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Separate Account A

(b)  Management.
     -----------

     The following information is provided for each director and officer of the principal underwriter.

 NAME AND PRINCIPAL             POSITION AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS               AIG CAPITAL SERVICES, INC.
 Peter A. Harbeck(1)            Director
 James A. Nichols(1)            Director President and  Chief Executive Officer,
 Stephen Maginn(3)              Director and Senior Vice President
 Rebecca Snider(1)              Chief Compliance Officer
 Frank Curran(1)                Vice President, Controller, Financial Operations
                                Principal, Chief Financial Officer and Treasurer
 Michel E. Treske(3)            Chief Distribution Officer, Mutual Funds and
                                Variable Annuities
 Kurt Bernlohr(4)               Distribution Officer, Group Retirement
 William Devanney(5)            Vice President, Tax Officer
 Mallary Reznik(2)              Vice President
 John T. Genoy(1)               Vice President
 Christine A. Nixon(2)          Secretary

    (1) Harborside Financial Plaza, 3200 Plaza 5, Jersey City, MJ 07311
    (2) 1SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
    (3) 21650 Oxnard Street, Woodland Hills, CA 91367
    (4) 2919 Allen Parkway, Houston, TX 77019
    (5) 2727A Allen Parkway, Houston, TX 77019

(c)  Compensation From the Registrant.
     ---------------------------------

NAME OF PRINCIPAL           NET            COMPENSATION ON       BROKERAGE     OTHER
UNDERWRITER                 UNDERWRITING   EVENTS OCCASIONING    COMMISSIONS   COMPENSATION
                            DISCOUNTS AND  THE DEDUCTION OF A
                            COMMISSIONS    DEFERRED SALES LOAD
AIG Capital Services, Inc.       0                  0                 0              0

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at One World Financial Center, 200 Liberty Street, New York, New York 10281, The United States Life Insurance Company in the City of New York's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

ITEM 32. MANAGEMENT SERVICES     Not applicable.

ITEM 33.  FEE REPRESENTATION

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2014.


                               THE UNITED STATES LIFE INSURANCE
                               COMPANY IN THE CITY OF NEW YORK
                               SEPARATE ACCOUNT USL VL-R
                               (Registrant)

                        BY:    THE UNITED STATES LIFE INSURANCE
                               COMPANY IN THE CITY OF NEW YORK
                               (On behalf of the Registrant and itself)




                        BY:    MARY JANE B. FORTIN
                               -------------------
                               MARY JANE B. FORTIN
                               EXECUTIVE VICE PRESIDENT AND
                                   CHIEF FINANCIAL OFFICER

                                   US Life - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                           Title                                  Date
---------                           -----                                  ----

*JAY S. WINTROB          Director, Chairman, President and        April 28, 2014
---------------          Chief Executive Officer
JAY S. WINTROB

*WILLIAM J. CARR         Director                                 April 28, 2014
----------------
WILLIAM J. CARR

*THOMAS J. DIEMER        Director, Senior Vice President and      April 28, 2014
-----------------        Chief Risk Officer
THOMAS J. DIEMER

MARY JANE B. FORTIN      Director, Executive Vice President and   April 28, 2014
-------------------      Chief Financial Officer
*MARY JANE B. FORTIN

*DEBORAH A. GERO         Director, Senior Vice President and      April 28, 2014
----------------         Chief Investment Officer
DEBORAH A. GERO

*WILLIAM J. KANE         Director                                 April 28, 2014
----------------
WILLIAM J. KANE

*SCOTT H. RICHLAND       Director                                 April 28, 2014
------------------
SCOTT H. RICHLAND

*THOMAS J. SCHERER       Director                                 April 28, 2014
------------------
THOMAS J. SCHERER

*JANA W. GREER           Director and President - Individual      April 28, 2014
--------------           Retirement
JANA W. GREER

*STEVEN D. ANDERSON      Vice President and Controller            April 28, 2014
-------------------
STEVEN D. ANDERSON

JENNIFER POWELL          Attorney-In-Fact                         April 28, 2014
----------------
*JENNIFER POWELL

                                   US Life - 2

                                                                      333-151575
                                                                       811-09359



                                   SIGNATURES


     American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2014.



                                    AMERICAN HOME ASSURANCE COMPANY




                              BY:   PAUL W. KARR
                                    ------------
                                    PAUL W. KARR
                                    STATUTORY CONTROLLER
                                     AND VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                        Date
---------                           -----                        ----

*RICHARD HOSKINS                    Director                     April 28, 2014
----------------
RICHARD HOSKINS

*ALEXANDER R. BAUGH                 Director                     April 28, 2014
--------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                      Director                     April 28, 2014
--------------
JAMES BRACKEN

*TIMOTHY D. CARTER                  Director                     April 28, 2014
------------------
TIMOTHY D. CARTER

*JOHN Q. DOYLE                      Director                     April 28, 2014
--------------
JOHN Q. DOYLE

*JEFFREY M. FARBER                  Director                     April 28, 2014
------------------
JEFFREY M. FARBER

*PETER D. HANCOCK                   Director                     April 28, 2014
-----------------
PETER D. HANCOCK

*KEVIN T. HOGAN                     Director                     April 28, 2014
---------------
KEVIN T. HOGAN

                                    Director                     April   , 2014
------------------
RALPH W. MUCERINO

*SID SANKARAN                       Director                     April 28, 2014
-------------
SID SANKARAN

*ROBERT S.H. SCHIMEK                Director, President and      April 28, 2014
--------------------                Chief Executive Officer
ROBERT S.H. SCHIMEK

                                    Director                     April   , 2014
----------------------
CHRISTOPHER L. SPARRO

                                    Director                     April   , 2014
---------------
MARK T. WILLIS

*JOSEPH COOK                        Senior Vice President and    April 28, 2014
------------                        Chief Financial Officer
JOSEPH COOK

* BY: PAUL W. KARR
      ------------
      PAUL W. KARR
      ATTORNEY-IN-FACT
      (Exhibit (r)(1) to the Registration Statement)

                                  EXHIBIT INDEX

Item 26.  Exhibits

      (g)(5) Automatic and Facultative Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Generali USA Life Reinsurance Company.

      (j)(3)      Amended and Restated Unconditional Capital Maintenance
                  Agreement.

      (n)(1)      Consents.

      (r)(1)      Power of Attorney - American Home

                                      E-1